UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, its what you keep.®

Semi-Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	FSHYX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

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Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month reporting period ended October 31, 2014.

How did the Funds perform during the six-month reporting period ended October 31, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended October 31, 2014. Each Fund’s returns are compared to the performance of a corresponding market index and Lipper classification average.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV significantly outperformed both the benchmark S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average during the six-month reporting period ended October 31, 2014.

Favorable security selection was the biggest factor behind the Fund’s relative outperformance compared to the benchmark. The Fund owned a number of bond issues that benefited from improving credit quality, which in turn helped lift the securities’ prices. In particular, we made effective investment choices within the health care, transportation and corporate-backed industrial development revenue bond sectors.

Duration and yield curve positioning also provided positive influences on the Fund’s results compared to the benchmark. Although we were gradually reducing the Fund’s duration, meaning its sensitivity to changes in interest rates and finished the reporting period

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

positioned essentially neutral, the portfolio’s duration was longer than the benchmark during the reporting period. This strategy helped the Fund’s results during a time when interest rates were falling, an advantageous situation for the Fund. It also helped reduce interest risk in the event the bond rally should falter.

Moreover, the Fund was well positioned on the yield curve, with an overweighting in bonds with maturities of 22 years and longer. This approach also was opportune, given that longer dated bonds occupied the best performing segment of the yield curve during the reporting period and our additional exposure there added value. This overweighting easily compensated for the modest negative effect of being slightly overweighted in bonds with maturities of 8–12 years, a category that slightly underperformed.

To a lesser extent, the Fund’s credit quality allocation also contributed to results. In an environment in which higher quality bonds trailed their lower quality counterparts, it proved beneficial for the Fund to maintain lower relative exposure to bonds with credit ratings of AAA and AA. Another positive impact came from the Fund’s position in inverse floating rate securities, or inverse floaters, which performed well owing to their long duration.

In a period of strong performance, very few factors detracted from results. The Fund’s minimal exposure to shorter maturity, higher rated bonds during the reporting period slightly limited its upside.

Nuveen Inflation Protected Municipal Bond Fund

The Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV outperformed the Barclays 1–10 Year Municipal Bond Index and trailed the Lipper Intermediate Municipal Debt Funds Classification Average during the six-month reporting period ended October 31, 2014.

The Fund’s performance is shaped by its two portfolio components, intermediate duration municipal bonds and inflation-linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. During this reporting period, the Fund’s municipal portfolio was a strong contributor to relative performance, while its inflation-protection component detracted from results.

Compared to the Barclays benchmark, the Fund had favorable duration and yield curve positioning. In an environment of declining interest rates, the Fund’s longer duration, meaning its sensitivity to rate changes, was beneficial. More specifically, the Fund was supported both by its relative overweighting in long dated securities and its corresponding underweighting in shorter dated issues. This strategy proved helpful, given that longer bonds outperformed their shorter counterparts during the reporting period.

Another positive factor was our credit rating exposure. With relatively low yields in the municipal bond marketplace, securities with lower ratings and higher yields enjoyed a performance advantage over higher-quality securities offering less income. Accordingly, the Fund benefited from its relative overweighting in BBB-rated bonds, the lowest quality tier of the investment grade bond universe, as well as its underweighting in the very highest quality bonds, those with AAA-rated credits.

The Fund’s sector selection also proved beneficial to performance, most notably from underweightings in state and local general obligation bonds, as well as pre-refunded issues. These two categories generated a positive return but failed to keep pace with the overall market. The Fund also gained an advantage from its relative overweighting in health care, an outperforming sector.

The Fund’s inflation linked swaps provided the biggest negative impact on performance during the reporting period. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. During the reporting period, however, these securities meaningfully hampered relative performance for two reasons. First, realized inflation was lower than expected, so the swaps accrued at a negative rate. Second, because the market consensus for future inflation decreased, the market value of the swaps decreased as would be expected.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV modestly outperformed both the benchmark S&P Municipal Bond Intermediate Index and Lipper Intermediate Municipal Debt Funds Classification Average during the six-month reporting period ended October 31, 2014.

6	Nuveen Investments

One of the main factors behind the Fund’s outperformance compared to the benchmark was effective credit quality positioning. Specifically, the Fund had overweightings in lower investment grade categories, namely A-rated and BBB-rated bonds. Amid improving municipal issuer credit quality, low yields and declining risk aversion, these bonds enjoyed attractive results as investors searched for higher yield and were willing to take on added credit risk to obtain it.

Another positive performance factor was favorable sector allocation, as the Fund had relatively large exposure to areas of the market that saw comparatively strong performance during the reporting period. For example, health care and transportation bonds were among the market’s best performers. Given that these two groups combined represent a large portion of the portfolio at the start of the reporting period, the Fund was well positioned to benefit from the performance of securities from these sectors.

The Fund’s duration and yield curve positioning were also positive factors for relative performance. In particular, the Fund was structured to benefit slightly more than the benchmark from falling interest rates, due primarily to our relative overweighting in bonds on the longer end of the intermediate range of the municipal yield curve. Tempering some of the duration related outperformance, however, was the Fund’s small overweighting in very short maturity issues, which did not fare as well as their longer dated counterparts.

To the limited extent that the Fund owned shorter dated, higher rated securities, which trailed the market during the reporting period, the Fund’s upside was restrained. But otherwise, this was a period in which most strategies worked out well for the Fund on a relative basis.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Intermediate Index but surpassed the results of the Lipper Short-Intermediate Municipal Debt Funds Classification Average during the six-month reporting period ended October 31, 2014.

The Fund’s allocation to bonds in the lower investment grade credit tier of the municipal bond market added to the Fund’s results on a relative basis. Lower rated issues gained from an improving economic backdrop, which in turn helped strengthen the credit quality of issuers of tax-exempt debt. With roughly one-third of the portfolio invested in A-rated and BBB-rated bonds during the reporting period, the Fund was able to benefit as these securities’ prices increased.

The Fund’s relative performance was also lifted by favorable yield curve positioning. Although our duration (interest-rate sensitivity) was roughly neutral to that of our target, the Fund received a slight boost from its overweighting in bonds at the longer end of our investment universe, specifically 7–10 years. The Fund also was modestly overweighted in shorter dated issues, which did not perform as well as longer bonds and therefore hindered returns on a relative basis.

The Fund’s sector allocation also contributed to favorable results. The positive relative impact took place across multiple areas, including tobacco and health care, both of which represented strong areas of performance and where the Fund had sizeable allocations throughout the period. The Fund also gained an advantage from our investments in local general obligation bond holdings, which as a category were the beneficiaries of improving credit fundamentals for state and local municipal debt issuers. On the other hand, given their very high credit quality and short maturities, pre-refunded bonds were weak performers, but the Fund’s modest stake here kept the impact on relative performance modest.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV slightly outpaced the S&P Municipal Bond Short Index and the Lipper Short Municipal Debt Funds Classification Average during the six-month reporting period ended October 31, 2014.

Yield curve positioning was, on balance, a neutral factor for performance relative to the benchmark. Because short term interest rates remained extremely low, the Fund’s very shortest holdings provided limited appreciation during the reporting period. Conversely, however, to the extent that the Fund was positioned in bonds with maturities exceeding four years (the upper end of the range found in the index), we were able to capture a modest relative performance advantage.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The Fund benefited from its credit quality positioning in light of our overweightings in the lower investment grade tier of the municipal bond marketplace, meaning A-rated and BBB-rated bonds. Because of their added credit risk, which we seek to manage through extensive credit research, these bonds provided increased income and a small degree of price appreciation. At the end of the reporting period, roughly half of the portfolio was invested in bonds in these two ratings categories.

What strategies were used to manage the Funds during the six-month reporting period ended October 31, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

At the beginning of the reporting period, we identified a future rise in interest rates as the biggest threat to the Fund’s performance. We saw this as an increasing possibility, given how low municipal rates had been for so long and the mounting evidence of a recovering U.S. economy. Accordingly, the primary change we made to the portfolio was to gradually and consistently reduce the Fund’s duration to make it less sensitive to a potential rate rise.

Accomplishing this goal involved being methodical about both the bond sales and new purchases we made during the reporting period. We looked to sell longer maturity holdings across a variety of sectors and credit ratings while maintaining the Fund’s basic structure, which we liked coming into the reporting period and wished to preserve as best we could.

In contrast, new purchases emphasized shorter dated holdings, especially those with maturities of five years and earlier, which would enable us to bring down duration relatively quickly. We also bought some longer dated bonds when they presented what we saw as an attractive risk-reward tradeoff, but these extended maturity acquisitions tended to be the exception.

New purchases typically focused on sectors we anticipated could do well if the economy continued to improve. We made purchases in the transportation sector, especially toll roads, a category that enjoyed strong results during the reporting period. Accordingly, we also found opportunities in the tax-exempt corporate-backed industrial development revenue bonds and in sales-tax revenue bonds, as we would expect municipalities to see increased sales tax collections in conjunction with an improving economy.

Nuveen Inflation Protected Municipal Bond Fund

The Fund received a steady stream of investment inflows, which we subsequently put to work in the marketplace, along with the proceeds of bond calls and the sale of an individual position that we believed had become fairly valued.

Coming into the reporting period, we were pleased with the portfolio’s overall structure. Accordingly, when we bought new bonds, our emphasis was on trying to maintain the Fund’s existing duration, credit quality and sector characteristics.

New purchases, which took place in both the primary and secondary municipal markets, generally focused on bonds with maturities of about 10 years and longer. We were emphasizing lower investment grade rated securities with coupons of 5% or higher and that we believed offered a favorable risk/reward tradeoff for our shareholders. To finance these purchases, we largely relied on new investment activity into the Fund as well as bond calls taking place during the reporting period.

New additions to the portfolio came from multiple sectors and included a local general obligation bond issue, an appropriation bond, an electric utility deal, three transportation bonds and two water/sewer credits. In this last category, we took advantage of an opportunity to sell an existing position in Detroit water/sewer bonds and use the proceeds to invest in more attractively structured bonds of the same issuer.

During the reporting period, we established a portfolio hedge by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the portfolio’s overall risk while continuing to take advantage of

8	Nuveen Investments

opportunities to invest in the lower-quality portion of the market. The Fund invested in credit default swap contracts to manage credit risk. Using credit default swaps, the Fund purchased credit protection, which had a negligible impact on performance.

With the Fund growing larger from new investment activity, we correspondingly increased the number of inflation-linked swap positions in the portfolio. By adding these swaps, we were able to maintain a consistent level of inflation protection throughout the reporting period. These inflation-linked swaps continued to be classified as non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the securities.

Nuveen Intermediate Duration Municipal Bond Fund

Coming into the reporting period, we believed the portfolio was well positioned. Accordingly, when we made new bond purchases, we were mindful of keeping the Fund’s essential structure intact. As a result, we bought bonds across a variety of sectors and the credit quality spectrum, wherever we saw suitable opportunities to add value for shareholders.

Our new purchases included hospital bonds that we believed provided a good risk/reward tradeoff. We also purchased several bonds of local tax-supported issuers, many of which have seen improving credit quality in conjunction with the recovering national economy. The transportation sector was another area of opportunity, as we bought bonds to finance the Illinois State Toll Highway Authority, the Miami-Dade Expressway in South Florida and the San Joaquin Hills toll road in Southern California.

Our purchases favored bonds with maturities from seven to twenty years, as this is where we were generally finding good value and it was also the range that enabled us to keep the Fund’s duration reasonably stable. That said, we did occasionally invest both longer and shorter than this range when individual opportunities presented themselves. To finance the Fund’s purchases, we used a combination of investment inflows, bond maturities and, occasionally, the proceeds from sales of high quality bonds that we believed had less appreciation potential than the bonds we wished to add.

In general, our new purchases were made on an individual basis, as opposed to a wholesale effort to restructure the portfolio or a preference for a particular area of the market. In an environment of falling bond yields, especially for intermediate and shorter bonds, coupled with relatively limited supply and issuers demanding ever more favorable terms, we have become more selective in choosing the right bonds for the Fund. In this environment, we think we are serving our shareholders best by staying focused on our long-term approach.

Nuveen Limited Term Municipal Bond Fund

The investment backdrop for tax-exempt securities was competitive during the reporting period, as the yields available to investors declined in conjunction with limited supply and strong demand. In this environment, our basic approach remained consistent in that we continued to look for value opportunities in the marketplace, even as other participants in the municipal market appeared to become less selective. Our discriminating style will not necessarily maximize short-term performance, but we wholeheartedly believe our approach is in the best long-term interests of our shareholders.

We were unwilling to compromise our quality standards amid a scarcity of municipal bonds, so we had to redouble our efforts to find investments that we believed offered sufficient reward prospects in exchange for their risk. In some cases, this meant purchasing higher rated bonds with lower yields, rather than buying lower rated issues that offered an unfavorable risk/reward tradeoff, or other securities that we believed provided insufficient protections for investors. Coming into the reporting period, we were pleased with the Fund’s overall positioning from a sector, credit quality and duration standpoint, so we were careful to keep those characteristics relatively consistent as we bought and sold securities throughout the period. Our management activity involved trying to keep the Fund fully invested in an environment of relatively meager issuance while avoiding big changes to the portfolio that we did not think would serve our shareholders well.

During the reporting period, we did find some good value on a case-by-case basis among local tax-obligation bonds, as well as among health care issues, which we regularly see as a good source of opportunity, given Nuveen’s health care credit research experience. Funding for these purchases came from new shareholder inflows and bond maturities. We also periodically sold bonds with shorter maturities and higher credit quality that had been lagging in the marketplace and had unattractive prospects for future performance.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen Short Term Municipal Bond Fund

We are always sensitive to the fact that the Nuveen Short Term Municipal Bond Fund is intended as a low volatility investment for shareholders. Accordingly, we continued to look for ways to achieve an appropriate balance between the Fund’s income stream and total return while striving for low volatility.

With short-term municipal bond yields remaining historically low, we looked to lower rated bonds as a source of additional income. As the investment environment has become increasingly competitive, we have sometimes found it challenging to find suitable lower investment grade bonds that provide significant return in exchange for the increasingly limited income, especially in light of our desire to limit volatility. In this type of environment, we are more willing to invest in higher quality bonds, despite their lower yields, as a means of keeping the Fund fully invested while we search for relative values in the marketplace. During the reporting period, in fact, we began to see what we identified as a somewhat more attractive risk/reward balance in the AA-rated credit tier of the marketplace and the portfolio’s allocation to this credit segment rose modestly during the reporting period. By maintaining our discipline and avoiding investments that we believe provide insufficient income in exchange for credit risk, we think we are better serving our shareholders and their desire for principal preservation.

The Fund’s sector exposure remained relatively consistent, as did its duration (interest rate) positioning. While we emphasized higher yielding sectors when possible, such as hospitals and airports, we took advantage of purchase opportunities across multiple segments of the marketplace. On a yield curve basis, we were tending to find the best value among bonds with maturities of three or four years, which offered slightly more total return potential than shorter bonds.

The Fund received new investment inflows throughout most of the reporting period, so we were able to finance the majority of our purchases through these proceeds, as well as from maturing bonds. On the rare occasion when we needed to sell securities in order to fund our purchases, we chose shorter dated, high quality issues with limited prospects for future performance.

An Update Involving Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration, and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of October 31, 2014. For the reporting period ended October 31, 2014, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014 (subsequent to the close of this reporting period). The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. In

10	Nuveen Investments

August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. (Not all of the Detroit water and sewer bonds were eligible for the tender offer.) Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. In general, Detroit water and sewer credits rallied following these positive developments.

Nuveen Investments	11

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

12	Nuveen Investments

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen Short Term Municipal Bond Fund had a negative UNII balance, while the other four Funds had positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six-months ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.30%	11.57%	7.09%	5.19%
Class A Shares at maximum Offering Price	0.90%	6.93%	6.19%	4.74%
S&P Municipal Bond Index	3.54%	7.94%	5.45%	4.74%
Lipper General Municipal Debt Funds Classification Average	3.91%	8.80%	5.34%	4.04%

Class C2 Shares	5.02%	11.07%	6.51%	4.62%
Class I Shares	5.39%	11.84%	7.28%	5.39%

	Cumulative
	6-Month	Since Inception
Class C Shares	4.88%	8.10%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.62%	11.31%	6.37%	5.17%
Class A Shares at maximum Offering Price	1.16%	6.66%	5.46%	4.72%

Class C2 Shares	5.34%	10.71%	5.82%	4.60%
Class I Shares	5.80%	11.59%	6.58%	5.37%

	Cumulative
	6-Month	Since Inception
Class C Shares	5.20%	6.96%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.72%	1.52%	1.27%	0.52%

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	4.66%

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	2.34%	5.85%	5.06%
Class A Shares at maximum Offering Price	(0.73%)	2.68%	4.19%
Barclays 1-10 Year Municipal Bond Index	2.01%	4.14%	3.95%
Lipper Intermediate Municipal Debt Funds Classification Average	2.39%	5.15%	4.44%

Class C2 Shares	2.06%	5.17%	4.47%
Class I Shares	2.42%	6.03%	5.26%

	Cumulative
	6-Month	Since Inception
Class C Shares	1.83%	3.65%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.07%	6.43%	5.18%
Class A Shares at maximum Offering Price	0.95%	3.24%	4.28%
Class C2 Shares	3.79%	5.75%	4.59%
Class I Shares	4.15%	6.61%	5.37%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.56%	3.70%

Since inception returns are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.96%	1.77%	1.52%	0.77%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2015 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.95%	6.43%	4.49%	3.93%
Class A Shares at maximum Offering Price	(0.11%)	3.20%	3.87%	3.61%
S&P Municipal Bond Intermediate Index	2.81%	5.95%	5.19%	4.76%
Lipper Intermediate Municipal Debt Funds Classification Average	2.39%	5.15%	4.16%	3.61%

Class C2 Shares	2.68%	5.86%	3.91%	3.36%
Class I Shares	2.93%	6.62%	4.69%	4.13%

	Cumulative
	6-Month	Since Inception
Class C Shares	2.55%	4.08%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.30%	6.45%	4.02%	3.93%
Class A Shares at maximum Offering Price	0.21%	3.21%	3.38%	3.61%
Class C2 Shares	3.14%	5.99%	3.46%	3.38%
Class I Shares	3.51%	6.76%	4.24%	4.15%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.01%	3.55%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.50%

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	1.30%

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.34%	2.97%	3.19%	3.19%
Class A Shares at maximum Offering Price	(1.24)%	0.42%	2.68%	2.93%
S&P Municipal Bond Short-Intermediate Index	1.46%	2.89%	3.30%	3.68%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	1.07%	2.31%	2.43%	2.77%

Class C2 Shares	1.15%	2.59%	2.82%	2.83%
Class I Shares	1.52%	3.15%	3.40%	3.39%

	Cumulative
	6-Month	Since Inception
Class C Shares	1.07%	1.56%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.70%	3.33%	2.87%	3.20%
Class A Shares at maximum Offering Price	(0.81)%	0.77%	2.35%	2.94%
Class C2 Shares	1.52%	2.96%	2.50%	2.85%
Class I Shares	1.89%	3.61%	3.08%	3.41%

	Cumulative
	6-Month	Since Inception
Class C Shares	1.43%	1.36%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.65%	1.45%	1.00%	0.45%
Net Expense Ratios	0.65%	1.20%	1.00%	0.45%

The Fund’s investment adviser has contractually agreed to waive 0.25% of the Fund’s 12b-1 distribution fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Trustees.

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.60%	1.21%	2.15%	2.41%
Class A Shares at maximum Offering Price	(1.91)%	(1.32)%	1.65%	2.15%
S&P Municipal Bond Short Index	0.57%	1.19%	1.76%	2.71%
Lipper Short Municipal Debt Funds Classification Average	0.52%	1.09%	1.44%	2.00%

Class I Shares	0.69%	1.39%	2.33%	2.57%

	Cumulative	Annualized
	6-month	1-Year	Since Inception
Class C Shares	0.33%	N/A	0.41%
Class C2 Shares	0.42%	0.96%	1.24%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.72%	1.54%	2.05%	2.42%
Class A Shares at maximum Offering Price	(1.80)%	(1.01)%	1.53%	2.16%
Class I Shares	0.81%	1.72%	2.23%	2.59%

	Cumulative	Annualized
	6-month	1-Year	Since Inception
Class C Shares	0.54%	N/A	0.36%
Class C2 Shares	0.64%	1.18%	1.26%

Since inception returns for Class C and C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.71%	1.51%	1.06%	0.51%
Net Expense Ratios	0.71%	1.06%	1.06%	0.51%

The Fund’s investment adviser has contractually agreed to waive 0.45% of the Fund’s 12b-1 distribution fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	0.00%

Nuveen Investments	25

Yields as of October 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.97%	3.36%	3.62%	4.33%
SEC Yield	2.30%	1.59%	1.85%	2.60%
Taxable-Equivalent Yield (28.0%)[2]	3.19%	2.21%	2.57%	3.61%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.35%	1.60%	1.88%	2.59%
SEC Yield	2.01%	1.14%	1.53%	2.28%
Taxable-Equivalent Yield[2]	2.79%	1.58%	2.13%	3.17%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.89%	2.20%	2.46%	3.17%
SEC Yield	1.42%	0.65%	0.91%	1.66%
Taxable-Equivalent Yield (28.0%)[2]	1.97%	0.90%	1.26%	2.31%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

26	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.89%	1.40%	1.56%	2.11%
SEC Yield	0.76%	0.22%	0.43%	0.98%
Taxable-Equivalent Yield (28.0%)[2]	1.06%	0.31%	0.60%	1.36%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.92%	0.59%	0.59%	1.12%
SEC Yield	0.30%	-0.04%	-0.04%	0.50%
Taxable-Equivalent Yield (28.0%)[2]	0.42%	-0.06%	-0.06%	0.69%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Nuveen Investments	27

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.1%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.4%
Floating Rate Obligations	(0.3)%
Other Assets Less Liabilities	2.8%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	10.2%
AA	31.6%
A	22.0%
BBB	18.8%
BB or Lower	7.7%
N/R (not rated)	9.7%

Portfolio Composition

(% of total investments)

Health Care	18.6%
Tax Obligation/Limited	17.1%
Transportation	11.7%
Education and Civic Organizations	11.6%
Utilities	9.4%
Tax Obligation/General	8.8%
Long-Term Care	5.8%
Water and Sewer	4.5%
Other	12.5%

States and Territories

(% of total municipal bonds)

Texas	12.2%
California	11.5%
Illinois	9.5%
Florida	6.9%
Pennsylvania	4.6%
Wisconsin	4.6%
Colorado	4.4%
New York	4.0%
Indiana	3.8%
Ohio	3.7%
Arizona	3.4%
New Jersey	2.7%
Michigan	2.7%
Louisiana	2.6%
Washington	2.3%
Georgia	1.7%
Other	19.4%

28	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	103.4%
Other Assets Less Liabilities	(3.4)%

Bond Credit Quality

(% of total investments)1

AAA/U.S. Guaranteed	4.8%
AA	36.5%
A	25.8%
BBB	18.9%
BB or Lower	6.1%
N/R (not rated)	7.9%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	28.9%
Transportation	19.6%
Tax Obligation/General	12.6%
Education and Civic Organizations	9.8%
Health Care	9.0%
Utilities	8.9%
Water and Sewer	6.7%
Other	4.5%

States and Territories

(% of total municipal bonds)

Illinois	12.4%
Colorado	8.4%
California	8.4%
Michigan	7.1%
Florida	6.5%
New York	4.5%
Louisiana	4.3%
Ohio	4.0%
Pennsylvania	3.8%
New Jersey	3.3%
Kansas	3.3%
Iowa	3.2%
Texas	3.2%
Georgia	2.7%
Arizona	2.4%
Washington	2.4%
North Carolina	2.3%
Other	17.8%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of October 31, 2014 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.9%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	0.0%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	11.4%
AA	41.8%
A	29.7%
BBB	12.6%
BB or Lower	3.1%
N/R (not rated)	1.4%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	26.2%
Tax Obligation/General	21.6%
Health Care	16.7%
Transportation	9.2%
Utilities	9.0%
U.S. Guaranteed	4.6%
Other	12.7%

States and Territories

(% of total municipal bonds)

Illinois	9.1%
Texas	8.8%
California	7.5%
New York	6.5%
Florida	6.0%
New Jersey	5.7%
Ohio	4.3%
Michigan	3.9%
Wisconsin	3.9%
Pennsylvania	3.5%
Arizona	3.4%
Colorado	2.8%
Louisiana	2.7%
Nevada	2.6%
Indiana	2.6%
Massachusetts	2.0%
Missouri	2.0%
Kentucky	1.9%
Iowa	1.6%
Other	19.2%

30	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	0.7%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	18.6%
AA	43.4%
A	26.0%
BBB	8.4%
BB or Lower	2.4%
N/R (not rated)	1.2%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.9%
Tax Obligation/General	22.3%
Utilities	11.8%
Health Care	10.2%
Transportation	7.6%
Water and Sewer	6.1%
Education and Civic Organizations	5.6%
Other	10.5%

States and Territories

(% of total municipal bonds)

New York	11.1%
Illinois	8.7%
Texas	6.2%
New Jersey	6.0%
Pennsylvania	5.6%
Ohio	4.8%
California	4.5%
Florida	4.4%
Indiana	4.0%
Louisiana	3.9%
Arizona	3.8%
Michigan	3.5%
Georgia	3.1%
Washington	2.7%
Missouri	2.4%
Maryland	1.9%
Wisconsin	1.8%
Colorado	1.5%
Kentucky	1.5%
Other	18.6%

Nuveen Investments	31

Holding Summaries as of October 31, 2014 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.8%
Short-Term Municipal Bonds	3.2%
Other Assets Less Liabilities	(0.0)%

Bond Credit Quality

(% of total municipal bonds)

AAA/U.S. Guaranteed	8.8%
AA	36.1%
A	34.2%
BBB	15.9%
BB or Lower	0.4%
N/R (not rated)	4.6%

Portfolio Composition

(% of total municipal bonds)

Tax Obligation/Limited	23.1%
Health Care	16.3%
Tax Obligation/General	16.0%
Education and Civic Organizations	13.0%
Transportation	13.0%
Utilities	8.5%
Other	10.1%

States and Territories

(% of total municipal bonds)

New York	9.3%
California	9.0%
Illinois	6.9%
Florida	5.9%
Minnesota	5.9%
Missouri	5.0%
Pennsylvania	4.8%
Arizona	4.5%
Texas	4.3%
Indiana	4.3%
New Jersey	4.0%
Colorado	3.5%
Ohio	2.6%
Michigan	2.3%
Washington	2.0%
Tennessee	1.6%
Oklahoma	1.5%
Iowa	1.4%
Louisiana	1.4%
Other	19.8%

32	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2014.

The beginning of the period is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.00	$1,048.80	$1,050.20	$1,053.90
Expenses Incurred During Period	$3.67	$7.75	$6.51	$2.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.63	$1,017.64	$1,018.85	$1,022.63
Expenses Incurred During Period	$3.62	$7.63	$6.41	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.50%, 1.26% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.40	$1,018.30	$1,020.60	$1,024.20
Expenses Incurred During Period	$3.93	$7.99	$6.72	$2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.29	$1,018.55	$1,022.33
Expenses Incurred During Period	$3.92	$7.98	$6.72	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.50	$1,025.50	$1,026.80	$1,029.30
Expenses Incurred During Period	$3.58	$7.66	$6.39	$2.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.68	$1,017.64	$1,018.90	$1,022.68
Expenses Incurred During Period	$3.57	$7.63	$6.36	$2.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.50%, 1.25% and 0.50% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.40	$1,010.70	$1,011.50	$1,015.20
Expenses Incurred During Period	$3.25	$5.98	$5.02	$2.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.98	$1,019.26	$1,020.21	$1,022.99
Expenses Incurred During Period	$3.26	$6.01	$5.04	$2.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.64%, 1.18%, 0.99% and 0.44% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.00	$1,003.30	$1,004.20	$1,006.90
Expenses Incurred During Period	$3.59	$5.30	$5.35	$2.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.63	$1,019.91	$1,019.86	$1,022.63
Expenses Incurred During Period	$3.62	$5.35	$5.40	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.05%, 1.06% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	35

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 for Nuveen Inflation Protected Municipal Bond Fund.

	Nuveen All-American Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Short Term Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	100,678,329	3,036,046	331,660,526	172,068,731	47,218,147
Against	1,642,820	97,454	3,845,562	1,809,250	274,626
Abstain	4,068,758	118,451	6,621,237	3,202,704	434,875
Broker Non-Votes	26,786,559	979,564	82,361,832	42,789,144	23,191,343
Total	133,176,466	4,231,515	424,489,157	219,869,829	71,118,991

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	100,292,274	3,024,531	331,277,553	171,616,271	47,218,973
Against	1,781,978	97,454	4,003,179	1,999,106	277,166
Abstain	4,315,652	129,966	6,846,592	3,465,305	431,509
Broker Non-Votes	26,786,562	979,564	82,361,833	42,789,147	23,191,343
Total	133,176,466	4,231,515	424,489,157	219,869,829	71,118,991

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	99,249,239	3,044,754	328,400,392	170,642,990	47,210,485
Against	2,556,796	105,633	6,529,165	2,825,053	290,640
Abstain	4,583,854	101,565	7,197,751	3,612,632	426,523
Broker Non-Votes	26,786,577	979,563	82,361,849	42,789,154	23,191,343
Total	133,176,466	4,231,515	424,489,157	219,869,829	71,118,991

b. Revise the fundamental policy related to issuing senior securities.
For	99,274,668	3,027,667	328,533,290	170,752,316	—
Against	2,429,871	117,947	6,285,966	2,700,031	—
Abstain	4,685,362	106,338	7,308,059	3,628,332	—
Broker Non-Votes	26,786,565	979,563	82,361,842	42,789,150	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

36	Nuveen Investments

	Nuveen All-American Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Short Term Municipal Bond Fund
b. Eliminate the fundamental policy related to investing for control.
For	—	—	—	—	47,204,587
Against	—	—	—	—	292,695
Abstain	—	—	—	—	430,365
Broker Non-Votes	—	—	—	—	23,191,344
Total	—	—	—	—	71,118,991

c. Revise the fundamental policy related to underwriting.
For	99,311,705	3,042,839	329,103,977	170,893,356	—
Against	2,097,910	101,026	5,735,925	2,525,051	—
Abstain	4,980,277	108,087	7,287,413	3,662,272	—
Broker Non-Votes	26,786,574	979,563	82,361,842	42,789,150	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

c. Eliminate the fundamental policy related to alternative minimum tax.
For	—	—	—	—	47,166,674
Against	—	—	—	—	325,668
Abstain	—	—	—	—	435,306
Broker Non-Votes	—	—	—	—	23,191,343
Total	—	—	—	—	71,118,991

d. Revise the fundamental policy related to the purchase and sale of real estate.
For	99,178,992	3,043,942	328,642,165	170,835,912	—
Against	2,349,343	105,738	6,405,924	2,692,943	—
Abstain	4,861,560	102,271	7,079,222	3,551,824	—
Broker Non-Votes	26,786,571	979,564	82,361,846	42,789,150	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

e. Revise the fundamental policy related to diversification.
For	99,184,690	—	329,836,982	171,087,198	—
Against	2,099,551	—	5,440,612	2,432,784	—
Abstain	5,105,657	—	6,849,720	3,561,164	—
Broker Non-Votes	26,786,568	—	82,361,843	42,788,683	—
Total	133,176,466	—	424,489,157	219,869,829	—

f. Eliminate the fundamental policy related to permitted investments.
For	98,570,915	3,027,853	328,251,900	170,362,018	—
Against	2,819,450	113,052	6,221,436	2,963,237	—
Abstain	4,999,519	111,046	7,653,968	3,755,416	—
Broker Non-Votes	26,786,582	979,564	82,361,853	42,789,158	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

Nuveen Investments	37

Shareholder Meeting Report (continued)

	Nuveen All-American Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Short Term Municipal Bond Fund
g. Eliminate the fundamental policy related to pledging assets.
For	98,302,551	3,032,767	327,728,066	170,140,065	—
Against	2,994,189	113,664	6,906,460	3,261,633	—
Abstain	5,093,142	105,520	7,492,777	3,678,972	—
Broker Non-Votes	26,786,584	979,564	82,361,854	42,789,159	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

h. Eliminate the fundamental policy related to investment in issuers whose shares are owned by the Fund’s Board Members or officers.
For	97,958,465	2,989,971	326,740,845	169,498,004	—
Against	3,481,503	153,474	7,954,075	3,818,548	—
Abstain	4,949,921	108,506	7,432,388	3,764,114	—
Broker Non-Votes	26,786,577	979,564	82,361,849	42,789,163	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

i. Eliminate the fundamental policy related to short sales and purchases on margin.
For	98,541,670	2,992,278	327,312,104	170,127,615	—
Against	3,346,994	155,370	7,866,599	3,580,340	—
Abstain	4,501,214	104,303	6,948,606	3,372,710	—
Broker Non-Votes	26,786,588	979,564	82,361,848	42,789,164	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

j. Eliminate the fundamental policy related to writing options.
For	98,322,530	3,004,238	327,659,677	170,175,523	—
Against	3,116,681	141,974	7,100,879	3,419,577	—
Abstain	4,950,672	105,740	7,366,755	3,485,573	—
Broker Non-Votes	26,786,583	979,563	82,361,846	42,789,156	—
Total	133,176,466	4,231,515	424,489,157	219,869,829	—

Approval of the Board Members was reached as follows:

William Adams IV
For	1,171,566,272	1,171,566,272	1,171,566,272	1,171,566,272	875,153,250
Withhold	21,716,854	21,716,854	21,716,854	21,716,854	6,616,294
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Robert P. Bremner
For	1,171,312,607	1,171,312,607	1,171,312,607	1,171,312,607	767,672,659
Withhold	21,970,519	21,970,519	21,970,519	21,970,519	114,096,885
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Jack B. Evans
For	1,171,633,448	1,171,633,448	1,171,633,448	1,171,633,448	767,867,187
Withhold	21,649,678	21,649,678	21,649,678	21,649,678	113,902,357
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

38	Nuveen Investments

	Nuveen All-American Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund	Nuveen Short Term Municipal Bond Fund
William C. Hunter
For	1,171,492,084	1,171,492,084	1,171,492,084	1,171,492,084	875,066,364
Withhold	21,791,042	21,791,042	21,791,042	21,791,042	6,703,180
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

David J. Kundert
For	1,171,381,351	1,171,381,351	1,171,381,351	1,171,381,351	767,748,278
Withhold	21,901,775	21,901,775	21,901,775	21,901,775	114,021,266
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

John K. Nelson
For	1,171,666,005	1,171,666,005	1,171,666,005	1,171,666,005	875,059,020
Withhold	21,617,121	21,617,121	21,617,121	21,617,121	6,710,524
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

William J. Schneider
For	1,171,442,331	1,171,442,331	1,171,442,331	1,171,442,331	874,871,626
Withhold	21,840,795	21,840,795	21,840,795	21,840,795	6,897,918
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Thomas S. Schreier, Jr.
For	1,171,584,719	1,171,584,719	1,171,584,719	1,171,584,719	874,799,740
Withhold	21,698,407	21,698,407	21,698,407	21,698,407	6,969,804
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Judith M. Stockdale
For	1,171,713,032	1,171,713,032	1,171,713,032	1,171,713,032	874,933,639
Withhold	21,570,094	21,570,094	21,570,094	21,570,094	6,835,905
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Carole E. Stone
For	1,171,513,741	1,171,513,741	1,171,513,741	1,171,513,741	767,948,250
Withhold	21,769,385	21,769,385	21,769,385	21,769,385	113,821,294
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Virginia L. Stringer
For	1,171,646,103	1,171,646,103	1,171,646,103	1,171,646,103	875,081,812
Withhold	21,637,023	21,637,023	21,637,023	21,637,023	6,687,732
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Terence J. Toth
For	1,171,550,402	1,171,550,402	1,171,550,402	1,171,550,402	767,738,756
Withhold	21,732,724	21,732,724	21,732,724	21,732,724	114,030,788
Total	1,193,283,126	1,193,283,126	1,193,283,126	1,193,283,126	881,769,544

Nuveen Investments	39

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.1%

	MUNICIPAL BONDS – 97.1%

	Alabama – 0.8%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$6,214,505

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	2,777,473

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
5,165	5.250%, 1/01/15	No Opt. Call	BBB	5,195,990
1,000	5.500%, 1/01/21 – AGM Insured	1/15 at 100.00	AA	1,001,320
1,000	5.500%, 1/01/22	1/15 at 100.00	BBB	1,008,800

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,278,500
18,080	Total Alabama			18,476,588

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/14 at 100.00	B2	1,600,440

	Arizona – 3.3%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A (4)	145,618

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	576,515

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	215,838

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	264,408

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3	7,354,924

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	578,510

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	A–	3,556,670

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	668,560

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	2/15 at 100.00	A1	752,798

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–	797,213

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	292,248

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	$319,706

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	500,931

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,508,320

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,094,081
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,788,900

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,049,710

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,076,510

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,885	6.000%, 7/01/33	7/20 at 102.00	BB+	1,900,909
2,000	6.000%, 7/01/43	7/20 at 102.00	BB+	1,964,940

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BB+	860,096

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	794,350

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	301,798

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,128,148

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	AA–	1,088,150

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/15 at 100.00	A–	301,227

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,193,240
7,725	5.000%, 12/01/32	No Opt. Call	A–	8,841,649
7,000	5.000%, 12/01/37	No Opt. Call	A–	7,934,220

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,103,590

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 4.550%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	546,490

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	4,912,492

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,836,439
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,166,411
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,185,195

Nuveen Investments	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	1/15 at 100.00	BBB	$451,085

85	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB	88,471

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB	1,153,870

935	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	959,936

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	A–	417,500
68,295	Total Arizona			76,671,666

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB	549,275
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB	1,106,790
1,500	Total Arkansas			1,656,065

	California – 10.9%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,090,136

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.980%, 4/01/34 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (4)	1,581,160

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,041
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	55,224
935	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	938,815

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,305,460

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,036,860

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	1,065,351

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,924,007

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	549,626

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,481,417

3,415	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,846,758

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	15,148,440

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A1	$1,195,670

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1	1,168,640

600	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	614,196

1,650	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (4)	1,689,485

3,500	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 5/01/15	No Opt. Call	Aa3	3,585,575

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.015%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	1,161,720

4,500	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Aa3 (4)	4,518,360

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	Aa3	9,326,738

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	Aa3	1,632,512

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,948,508

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.294%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,039,373

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	945,982

1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,029,810

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	B–	821,453
5,300	5.250%, 7/01/35	7/15 at 100.00	B–	5,286,326
2,000	5.000%, 7/01/39	7/15 at 100.00	B–	2,000,000

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,134,400

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,198,586

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,198,586

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.772%, 11/15/46 (IF)	11/16 at 100.00	AA–	882,927

2,690	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,252,741

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	500,972

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,994,986

510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	583,919

Nuveen Investments	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	$1,411,190

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A1	6,162,960
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	1,335,698

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,880	4.500%, 6/01/27	6/17 at 100.00	B	5,523,848
3,480	5.000%, 6/01/33	6/17 at 100.00	B	2,859,168
8,740	5.750%, 6/01/47	6/17 at 100.00	B	7,145,562

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,079,850

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,542,994

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,723,530

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (4)	6,024,000

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,153,250

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	622,190

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	3,381,930

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	Aa3	1,177,370

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,138,140

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,920,056
2,500	6.500%, 11/01/39	No Opt. Call	A	3,403,875

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	1/15 at 100.00	AA– (4)	15,759,013

1,220	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/15 at 100.00	BB	1,137,186

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,782,247

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,293,850

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,999,435

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,948,275

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	$1,593,850

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA	11,229,900

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,660,520

2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,618,050

915	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	971,410

8,965	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (4)	9,183,656

1,035	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30	5/15 at 100.00	AA+	1,058,153

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,307,000

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	784,932

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BB+	14,175,539

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	10,495,170

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,533,728

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	3,575,580

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	539,176

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,331,281

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,622,960

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	624,690

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,000,555

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	227,150

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,019,870

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	4,710,450

Nuveen Investments	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	$1,630,635

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,660,800
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	844,124
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,668,634
251,250	Total California			254,338,190

	Colorado – 4.3%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	553,930

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
500	4.800%, 12/01/17	No Opt. Call	N/R	504,855
905	5.000%, 12/01/26	12/17 at 100.00	N/R	866,782

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,105,304

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,272,228
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,181,345

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,141,529

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,545,187

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,062,054

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,610,600

930	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	978,016

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA	3,374,970

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,688,775

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,468,763
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,483,790

12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	13,302,375

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	818,279

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	110,544

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	$3,457,950

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB	1,213,069

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A3	2,677,234

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,808,418

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	566,725

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,059,210

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,155,737

470	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	461,888

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,027,889

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,524,000

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	8,475,593

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	11,409
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	214,623
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	9,564
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	11,240

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,280,249

2,102	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,342,448

1,365	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,374,064

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	818,137

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	2,325,895

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,401,050

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,140	6.250%, 11/15/28	No Opt. Call	A	2,757,904
3,010	6.500%, 11/15/38	No Opt. Call	A	4,113,406

Nuveen Investments	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
$1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	$1,159,419
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,788,443

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	879,507

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	20,547
99,777	Total Colorado			100,004,944

	Connecticut – 0.2%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB+	1,098,810

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 1080, 18.104%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,370,880

887	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,047,272

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,367,720
4,687	Total Connecticut			5,884,682

	Delaware – 0.3%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,072,320

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,893,350

650	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	1/15 at 100.00	N/R	650,533
6,650	Total Delaware			7,616,203

	District of Columbia – 0.2%

4,000	District of Columbia, General Obligation Bonds, Refunding Series 2014D, 5.000%, 6/01/17	No Opt. Call	AA	4,460,120

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	1,017,780
5,000	Total District of Columbia			5,477,900

	Florida – 6.7%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	335,658
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,533,473

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,331,975

1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (6)	6/22 at 100.00	CC	600,000

510	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	499,606

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34	4/16 at 100.00	A–	$509,915

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	995,844

5,500	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	5,990,435

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,158,322

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,139,360

1,295	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	11/14 at 100.00	N/R	1,295,945

4,710	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,445,372

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,104,029

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,046,650

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,031,950
500	6.000%, 6/15/32	No Opt. Call	N/R	506,665
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,108,888

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,262,620

1,520	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,478,413

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	3,194,469

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa1	7,520,732

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,380,199
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,135,290
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,351,300

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/15 at 100.00	N/R	1,001,150

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	BBB+	2,323,440
375	5.000%, 6/01/38	6/16 at 100.00	BBB+	379,249

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	2,110,634

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA	1,021,603

Nuveen Investments	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$925	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	$949,272

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,023,300

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	926,258
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,454,778

675	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/15 at 100.00	A–	683,168

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	927,993
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	8,199,040

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,202,720

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	4/15 at 100.00	AA–	7,037,971

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,831,769

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA	2,295,820

10,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA	10,291,600

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA	1,167,670

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,610,231

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,023,140

3,295	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,348,313

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	579,761
625	5.000%, 6/01/32	6/21 at 100.00	A–	673,963
750	5.000%, 6/01/36	6/21 at 100.00	A–	803,768
750	5.125%, 6/01/42	6/21 at 100.00	A–	806,018

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	297,401
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	277,239

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/15 at 100.00	N/R (4)	171,702

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,690	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	$2,711,332

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,677,028

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured (ETM)	No Opt. Call	AA+ (4)	1,497,120

1,835	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,842,340

2,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,161,520

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	A1 (4)	678,834

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,059,736

875	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	907,498

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A3	555,455

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	573,124

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,043,200

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,933,505

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/14 at 100.00	Baa1	2,102,835

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,979

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	121,094

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	173,495

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	93,083

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	15,415

125	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	117,449

Nuveen Investments	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
$95	5.250%, 5/01/39	5/17 at 100.00	N/R	$95,359
305	6.650%, 5/01/40	5/17 at 100.00	N/R	311,500

2,815	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,828,202

705	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	419,722

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	265,670

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,588,665

475	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	476,492
148,610	Total Florida			156,664,740

	Georgia – 1.7%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	AA	2,077,160

715	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	850,442

1,550	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,869,610

140	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	144,008

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	514,475

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	501,093

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	8,036,700

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	1,002,000

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,312,738

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,746,400

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,295,591

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA	1,125,680

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
955	5.000%, 3/15/22	No Opt. Call	A+	1,108,602
1,000	5.500%, 9/15/28	No Opt. Call	A	1,212,110

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,772,230

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	A1 (4)	$1,032,200

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA	1,074,290
34,345	Total Georgia			38,675,329

	Guam – 0.3%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,114,503

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,245,560

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	967,014

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,855,187
5,510	Total Guam			6,182,264

	Hawaii – 0.2%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	1,717,095

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	1,127,290

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,239,540
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,540,988
4,750	Total Hawaii			5,624,913

	Idaho – 0.6%

9,125	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	9,280,399

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	Aa2	1,173,890
760	6.250%, 12/01/33	12/18 at 100.00	Aa2	887,270

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A+	1,070,490
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A+	1,138,560
12,950	Total Idaho			13,550,609

	Illinois – 9.3%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,197,520

971	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	979,720

Nuveen Investments	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
$1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	$1,539,160
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,740,681

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.517%, 12/01/24 (IF)	6/16 at 100.00	AAA	4,017,675

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,360,253

2,875	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	3,026,168

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA	308,000
750	0.000%, 2/01/36	2/21 at 100.00	AA	214,710

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,914,325

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,149,620

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,777,925

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,420,774

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	908,514
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,175,460

9,300	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	9,412,344

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,172,320

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,355,279

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,391,657

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,076,660

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,405,104

4,865	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	4,708,542

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,297,540

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,898,501

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	541,540

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	$1,712,633

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,641,907

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,037,198
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,322,260

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A+	4,407,389

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39	5/19 at 100.00	A+	1,549,187
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A+	1,932,133

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	6,821,078

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	10,422,540

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,044,584

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,630,760

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,583,862

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,696,410

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,391,454

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,750,627

3,905	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,039,840

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	258,769

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	4,041,720

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,302,046

10,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	A–	11,103,200

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	6,012,770
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,389,478
500	5.000%, 3/01/27	3/22 at 100.00	A–	536,955

	Illinois State, General Obligation Bonds, Series 2013:
1,390	5.250%, 7/01/28	7/23 at 100.00	A–	1,529,487
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,974,582

Nuveen Investments	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	$5,636,400

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	533,290

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC–	2,100,300

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	D	570,663

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	AAA	945,385

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	3,866,300

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,498,966

1,845	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,021,308

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	894,965

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,601,909
3,000	6.250%, 6/01/24	6/16 at 100.00	A–	3,261,810

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,831,547

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,048,920

	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	10,476,800
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	5,204,850

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,530,264
208,846	Total Illinois			217,146,538

	Indiana – 3.7%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/15 at 100.00	BB+	411,783

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	1,083,100
500	5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	542,640

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A	3,755,887
5,215	5.250%, 10/15/20	No Opt. Call	A	6,108,069

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	BB–	3,727,697
6,465	7.250%, 7/01/43	7/23 at 100.00	BB–	7,059,004

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
$2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	$2,485,132
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,758,760

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	1,434,594

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB	1,077,380

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,219,240

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,547,110

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,394,177

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,991,112

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	4,299,607

500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	532,895

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,947,650

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	3,235,980

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa1	1,677,171
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa1	1,526,070
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa1	1,680,994

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,033,140
775	5.000%, 1/15/27	7/16 at 100.00	A	795,080

6,380	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	7,313,585

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	6,048,650
78,890	Total Indiana			86,686,507

	Iowa – 0.6%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,495,971

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	568,160

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,543,893

Nuveen Investments	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
$965	5.000%, 9/01/33	9/23 at 100.00	BB	$930,704
2,405	5.000%, 9/01/43	9/23 at 100.00	BB	2,231,912

3,905	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	4,254,732

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,108,070
12,540	Total Iowa			13,133,442

	Kansas – 0.7%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	575,700

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	5,237,980

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA–	3,190,239

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,023,020

2,525	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,562,799

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,322,592

1,270	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/28	9/22 at 100.00	A+	1,460,919
15,170	Total Kansas			16,373,249

	Kentucky – 1.0%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,853,825
2,015	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,329,179

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,683,225

3,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 87 Series 2007, 4.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	3,039,210

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	2,976,833
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	3,195,005

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,649,287

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,125,900

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	$5,762,350
21,855	Total Kentucky			24,614,814

	Louisiana – 2.6%

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	3,837,559

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,120,870

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	3,248,250
800	6.000%, 12/15/37	12/14 at 100.00	N/R	444,680

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	36,130

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	31,158,965

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,125,020

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,305,960

675	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	744,674

200	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA (4)	207,438

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,574,760

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	10,487,100

375	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	414,180

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,180,210
57,120	Total Louisiana			59,885,796

	Maine – 0.7%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,260,240
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,659,242

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,798,949

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	513,006
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,112,060
15,515	Total Maine			17,343,497

Nuveen Investments	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$1,082,960
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,801,800

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,046,450

2,650	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding Second Series 2011E, 5.000%, 8/01/15	No Opt. Call	AAA	2,747,176
6,450	Total Maryland			6,678,386

	Massachusetts – 1.4%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,545,098

6,750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	6,942,105

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,146,128

635	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	662,750

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.706%, 7/01/29 (IF)	7/19 at 100.00	AA	9,367,724

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	12,220

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	502,575

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	5,031,390

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	1,261,651
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	700,042

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.494%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,304,772
33,480	Total Massachusetts			33,476,455

	Michigan – 2.6%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,121,517

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2	8,736,210

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	5,595,895

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	882,968

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,545,479

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	$3,288,611

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Pre-refunded 1/15/15)	1/15 at 100.00	AA (4)	505,405

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
615	6.000%, 10/01/21	No Opt. Call	BB–	637,079
435	7.000%, 10/01/31	10/21 at 100.00	BB–	464,349
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	1,058,720

820	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	853,554

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,668,513

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,271,488

1,350	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,364,715

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	849,743
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,278,760

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A–	563,940
1,480	5.750%, 11/15/39	11/19 at 100.00	A–	1,645,582

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	1,706,417

375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	410,640

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	1,416,060

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	7,634,443
59,275	Total Michigan			60,500,088

	Minnesota – 1.5%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,065,610

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,049,120

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,519,750
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,551,940

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,028,800

Nuveen Investments	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/14 at 100.00	A	$95,414

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,695,840
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,174,440
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,083,840

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,465,859

8,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	9,105,200
31,835	Total Minnesota			34,835,813

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,717,850

	Missouri – 1.4%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,849,391

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,704,749

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,389,138

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.896%, 5/15/17 (IF)	No Opt. Call	AAA	6,325,432

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,492,850
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,312,960
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	2,804,625
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,009,440
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,431,620
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	784,240

1,661	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	2/15 at 100.00	N/R	1,595,407

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	1/15 at 100.00	N/R	1,085,768
47,708	Total Missouri			31,785,620

	Montana – 0.1%

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,583,775

	Nebraska – 0.3%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,316,760

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	$3,093,365
6,750	Total Nebraska			7,410,125

	Nevada – 0.7%

90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	91,082

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,251,100

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	4/15 at 100.00	BBB	2,101,260

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–	2,295,740
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–	1,734,000

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,772,200

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
155	4.000%, 6/01/19	No Opt. Call	N/R	160,206
130	4.000%, 6/01/20	No Opt. Call	N/R	133,888
965	4.000%, 6/01/21	No Opt. Call	N/R	986,867
435	5.000%, 6/01/23	No Opt. Call	N/R	470,735
200	4.250%, 6/01/24	6/23 at 103.00	N/R	203,484

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
610	6.500%, 9/01/20	9/18 at 100.00	N/R	667,505
1,325	6.750%, 9/01/27	9/18 at 100.00	N/R	1,416,120

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	462,234
14,420	Total Nevada			15,746,421

	New Hampshire – 0.4%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	A–	3,688,510

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	830,424

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.216%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	4,761,943
7,605	Total New Hampshire			9,280,877

	New Jersey – 2.6%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	5,178,427

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,687,307

Nuveen Investments	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,775	5.000%, 7/01/22 – NPFG Insured	1/15 at 100.00	AA–	$1,803,791
1,775	5.000%, 7/01/23 – NPFG Insured	1/15 at 100.00	AA–	1,803,791

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/15 at 100.00	B	1,075,780
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,754,544

2,165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	2,358,096

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	924,821

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,441,999

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	772,926

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.797%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	2,013,821

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
2,185	5.250%, 12/15/20	No Opt. Call	A2	2,543,406
7,000	5.500%, 12/15/23	No Opt. Call	A2	8,349,950

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 12/15/19	No Opt. Call	A2	7,985,810

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,952,653

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	3,024,450
3,315	5.000%, 1/01/25 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	3,342,017

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,123,970

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,076,105

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,344,440

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B+	740,020
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,497,140
53,945	Total New Jersey			60,795,264

	New Mexico – 0.5%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,829,182

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	$3,204,090

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,558,928

685	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	689,028
11,545	Total New Mexico			12,281,228

	New York – 3.9%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,236,444
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,806,452

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	1,901,188

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	5,723,025

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	1,695,270

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.603%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,697,620
2,335	13.592%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,148,584

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	461,172

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,242,665

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,522,720

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,109,520
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,178,515

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	AA–	4,766,428

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	BBB+	276,515
300	5.000%, 7/01/24	No Opt. Call	BBB+	354,573
210	5.000%, 7/01/26	7/24 at 100.00	BBB+	242,439

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	1,108,500
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	363,950

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	871,263

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	1,500,090

Nuveen Investments	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.312%, 6/15/33 (IF) (5)	6/19 at 100.00	AA+	$1,493,280

2,180	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1, 5.000%, 10/01/15	No Opt. Call	AA	2,276,509

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,097,950

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	2/15 at 100.00	AA	5,028

11,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	11,094,820

895	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA+	932,966

140	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	146,230

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	640,349

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	2,395,895

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,608,360

9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 4.000%, 10/15/16 (Alternative Minimum Tax)	No Opt. Call	AA–	9,605,430

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	923,814

4,250	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/17	No Opt. Call	AAA	4,802,500

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,302,725

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,645,126
86,695	Total New York			92,177,915

	North Carolina – 0.6%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.479%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,570,658

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,017,310

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.533%, 10/01/21 (IF)	10/16 at 100.00	AA+	3,695,251
585	27.753%, 10/01/34 (IF)	10/15 at 100.00	AA+	1,009,669

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,214,650

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	1,250,270

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	$1,660,833

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,267,900
10,865	Total North Carolina			14,686,541

	North Dakota – 0.4%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	2,771,740

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,165,310
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,823,527
8,220	Total North Dakota			8,760,577

	Ohio – 3.6%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,525	5.125%, 6/01/24	6/17 at 100.00	B–	3,789,778
8,920	5.875%, 6/01/30	6/17 at 100.00	B–	7,337,235
3,990	5.750%, 6/01/34	6/17 at 100.00	B–	3,158,604
4,145	5.875%, 6/01/47	6/17 at 100.00	B	3,294,902

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	A–	3,352,410
2,000	5.750%, 11/01/40	11/20 at 100.00	A–	2,246,240

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,314,664

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,661,917

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,617,478

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	775,908

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,959,149

2,240	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	2,349,782

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,054,870

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,621,845

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,852,800

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,574,271

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB–	4,084,520

Nuveen Investments	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20	No Opt. Call	AAA	$6,034,150

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	N/R	2,499,947
1,250	5.000%, 12/01/22	No Opt. Call	N/R	1,285,938
3,000	5.750%, 12/01/32	12/22 at 100.00	N/R	3,092,640
2,000	6.000%, 12/01/42	12/22 at 100.00	N/R	2,060,500

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,120,630

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,192,120
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,664,025
83,525	Total Ohio			84,996,323

	Oklahoma – 0.1%

1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,375,003

	Oregon – 0.6%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,522,150

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,042,710

1,040	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,112,717

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
875	5.400%, 10/01/44	10/24 at 100.00	N/R	919,100
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,677,264

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,239,412
13,070	Total Oregon			14,513,353

	Pennsylvania – 4.5%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,302,975

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,270

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,114,030

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,215,620

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	795,769

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.974%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	$1,419,291

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
6,145	6.125%, 2/01/28	2/15 at 100.00	N/R	6,180,088
500	6.250%, 2/01/35	2/15 at 100.00	N/R	502,630

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,223,176

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,651,652

3,240	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc. Project, Refunding Series 2010A, 0.370%, 4/01/19 (Mandatory put 1/02/15) (Alternative Minimum Tax)	No Opt. Call	BBB+	3,240,194

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,302,972

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,119,111

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	17,572,500

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	500,333

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	3/15 at 100.00	AA	4,998,028

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	2,200,300

150	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	4/15 at 100.00	A	150,309

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	279,669

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,828,559

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	10,283,019

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,616,576

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	AA–	2,523,677

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa1	5,316,376

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,381,720

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	A1	1,795,904

Nuveen Investments	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	$19,344,583

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,200	5.750%, 1/01/26 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,274,868
1,400	5.875%, 1/01/32 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,489,376
96,635	Total Pennsylvania			104,626,575

	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,855	6.125%, 6/01/32	12/14 at 100.00	BBB+	1,864,331
1,360	6.250%, 6/01/42	12/14 at 100.00	BBB–	1,359,891
3,215	Total Rhode Island			3,224,222

	South Carolina – 0.2%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	715,477

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	554,669

765	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	Aa1	798,645

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	2,293,960
3,945	Total South Carolina			4,362,751

	South Dakota – 0.6%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,865,250

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,146,370

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,120,500

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	7,615,350
12,250	Total South Dakota			13,747,470

	Tennessee – 1.0%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	AA	3,877,245

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	595,716
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,742,250

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	$3,285,840

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,103,800

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	761,926
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	801,025
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,903,330

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	140,470

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	BBB+	1,604,894

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,138,790

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	2,312,140

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,156,090
21,410	Total Tennessee			23,423,516

	Texas – 11.9%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,762,486

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,882,907

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,582,984

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,832,955

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB	1,956,599

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,969,772

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	2,989,580

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,491,238

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,244,606

Nuveen Investments	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building & Refunding Series 2014A:
$2,540	3.000%, 2/15/16 (WI/DD, Settling 11/20/14)	No Opt. Call	AAA	$2,629,738
5,885	4.000%, 2/15/17 (WI/DD, Settling 11/20/14)	No Opt. Call	AAA	6,361,920

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,086,845
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,745,985

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,277

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,534,095

2,500	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/32	7/22 at 100.00	BB–	2,552,500

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,125,396

8,575	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,266,917

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,504,640

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,199,000

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/14 at 100.00	AA–	5,015,050
6,500	5.250%, 11/15/22 – NPFG Insured	11/14 at 100.00	AA–	6,507,020
7,800	5.250%, 11/15/30 – NPFG Insured	11/14 at 100.00	AA–	7,804,758
2,500	5.375%, 11/15/41 – NPFG Insured	11/14 at 100.00	AA–	2,501,700

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	3,040,830

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,226,804

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	380,516

1,270	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A	1,456,271

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	AA	2,980,475

5,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB	6,144,767

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,047,930
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,613,425

5,585	McKinney Independent School District, Collin County, Texas, General Obligation Bonds, Refunding School Building Series 2014, 5.000%, 2/15/16 (WI/DD, Settling 11/18/14)	No Opt. Call	AAA	5,925,964

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	$6,785,259

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,161,520

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,342,338

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16) (Pre-refunded 1/01/16)	1/16 at 100.00	A2 (4)	4,765,995

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,227,980

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA+	2,361,860
10,880	0.000%, 9/01/45	9/31 at 100.00	AA+	10,492,237

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,529,290

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,317,760

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Baa2	709,935
1,805	5.000%, 2/01/34	2/24 at 100.00	Baa2	1,917,470
385	5.125%, 2/01/39	2/24 at 100.00	Baa2	405,101

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	634,631

	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Junior Lien Series 2014:
8,500	5.000%, 2/01/16 (WI/DD, Settling 11/05/14)	No Opt. Call	AA+	8,999,290
12,010	5.000%, 2/01/17 (WI/DD, Settling 11/05/14)	No Opt. Call	AA+	13,220,848

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,636,900

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,487,360

5,745	San Antonio, Texas, General Obligation Bonds, General Improvement & Refunding Series 2014, 4.000%, 2/01/31	2/24 at 100.00	AAA	6,193,799

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	AA	1,103,690
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	1,101,660

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	AA	1,101,660

9,030	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,219,973

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,667,600

Nuveen Investments	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	$1,063,713

660	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	719,954

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	4,080,820

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,002,685

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,430,200

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,865,923

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,121,810

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	8,079,845

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.936%, 2/01/17 (IF)	No Opt. Call	AAA	2,709,350

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	19,373,400

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,321,489
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	4,150,512

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	874,185

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,059,700

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	550,480
257,715	Total Texas			279,176,172

	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
855	5.600%, 7/15/22	No Opt. Call	BB+	919,638
850	6.300%, 7/15/32	7/22 at 100.00	BB+	924,741

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,064,780

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
445	6.250%, 6/15/28	6/17 at 100.00	N/R	451,929
950	6.500%, 6/15/38	6/17 at 100.00	N/R	965,191

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	$1,367,438

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,139,585

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,491,588
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	4,132,480
12,140	Total Utah			13,457,370

	Vermont – 0.2%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,019,630

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Ba1	1,940,072
1,000	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,064,540
3,815	Total Vermont			4,024,242

	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	558,750

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,858,746
2,980	Total Virgin Islands			3,417,496

	Virginia – 1.0%

720	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/14 at 100.00	AA	721,951

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,290,440

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	1,808,386

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	2,747,480

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,752,230

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,845,164
6,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,068,389
25,970	Total Virginia			24,234,040

	Washington – 2.3%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+	6,941,085

Nuveen Investments	75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.603%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	$1,511,962

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,663,052

	King County, Washington, General Obligation Sewer Bonds, Series 2005:
5,115	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa1 (4)	5,156,687
1,885	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AAA	1,900,363

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.521%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	2,948,498

1,340	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,761,122

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,195,400

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	4,146,802

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27	12/21 at 100.00	Baa3	3,323,257
2,435	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,852,870

1,500	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,759,470

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	667,224

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa2	2,249,920
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa2	2,278,520

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,281,730

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,200,881

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,392,580

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.517%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured (IF)	7/16 at 100.00	AA+ (4)	4,116,591
46,925	Total Washington			53,348,014

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	518,130

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,121,276

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,055,610
2,520	Total West Virginia			2,695,016

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 4.4%

$5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	$5,905,450

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,627,340
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,069,250

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,731,429

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
355	5.500%, 10/01/22	No Opt. Call	BB+	386,293
375	6.000%, 10/01/32	10/22 at 100.00	BB+	396,240

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	2,595,940

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	1,644,383

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,375,540

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	11/14 at 100.00	BBB	3,010,770

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,354,905

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,073,080

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	20,230,200

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,811,160

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	695,918

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	BBB+	3,289,741
2,100	4.350%, 7/01/36	7/21 at 100.00	BBB+	2,124,864

5,185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	5,475,204

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,603,470

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	4,999,800
4,435	5.000%, 12/01/44 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	4,268,022
4,225	5.250%, 12/01/49 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	4,161,625

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,893,649
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,011,250
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,545,360

Nuveen Investments	77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,765	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – AMBAC Insured		7/15 at 100.00	A1 (4)	$1,821,233
96,745	Total Wisconsin				104,102,116

	Wyoming – 0.6%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39		7/19 at 100.00	A1	2,246,600

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31		3/21 at 100.00	A3	5,113,800

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27		12/21 at 100.00	BBB+	888,984
2,500	6.000%, 12/01/36		12/21 at 100.00	BBB+	2,835,350

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40		6/21 at 100.00	BBB	4,291,962
13,450	Total Wyoming				15,376,696
$2,157,128	Total Municipal Bonds (cost $2,060,672,962)				2,274,425,686

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$137	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$24,611

37	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	4,930
$174	Total Corporate Bonds (cost $13,851)				29,541
	Total Long-Term Investments (cost $2,060,686,813)				2,274,455,227

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	California – 0.4%

$6,495	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	$6,602,817

630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	640,458

960	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	975,936
$8,085	Total Short-Term Investments (cost $8,085,000)				8,219,211
	Total Investments (cost $2,068,771,813) – 97.5%				2,282,674,438
	Floating Rate Obligations – (0.3)%				(6,525,000)
	Other Assets Less Liabilities – 2.8%				64,350,193
	Net Assets – 100%				$2,340,499,631

78	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	79

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 103.4%

	MUNICIPAL BONDS – 103.4%

	Arizona – 2.5%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$446,152

50	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	51,624

1,110	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Porject, Series 2009A, 4.950%, 10/01/20	No Opt. Call	BBB+	1,254,122
1,550	Total Arizona			1,751,898

	California – 8.7%

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	330,327

1,000	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	1,185,300

45	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	A (4)	46,486

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	955,281

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	413,431

545	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A1	656,104

960	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	B–	945,274

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	152,723

15	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	17,759

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	907,608

475	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/17 (WI/DD, Settling 11/06/14)	No Opt. Call	BBB–	518,415
5,595	Total California			6,128,708

	Colorado – 8.7%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	655,594

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,169,360

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,117,130

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	$443,620

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	875,780

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,339,875

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	565,570
5,830	Total Colorado			6,166,929

	Connecticut – 0.3%

180	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	183,699

	District of Columbia – 0.5%

10	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	11,563

260	District of Columbia, Revenue Bonds, Association of Amercian Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	307,554
270	Total District of Columbia			319,117

	Florida – 6.7%

215	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	221,981

1,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	1,014,210

500	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/22	No Opt. Call	AA–	602,915

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	1,048,580

450	Miami, Florida, Limited Ad Valorem Tax Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2009, 5.000%, 1/01/19	No Opt. Call	A3	499,608

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	741,136

500	Saint Lucie County School Board, Florida, Refunding Certificates of Participation, Florida Master Lease Program, Series 2013A, 5.000%, 7/01/24	7/23 at 100.00	Aa3	583,905

40	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	47,147
4,325	Total Florida			4,759,482

	Georgia – 2.8%

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,012,310

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	190,980
374	5.500%, 7/15/30	7/21 at 100.00	N/R	379,477
410	5.500%, 1/15/36	7/21 at 100.00	N/R	416,473
1,972	Total Georgia			1,999,240

Nuveen Investments	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 12.8%

$260	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1999B, 5.250%, 12/01/18 – FGIC Insured	No Opt. Call	AA–	$292,786

280	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	331,584

590	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	697,138

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 – AGM Insured	4/18 at 100.00	A2	367,736

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	386,529

500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/21	No Opt. Call	BBB	563,540

645	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	703,747

1,000	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series 2013, 5.000%, 1/01/21 (5)	No Opt. Call	AAA	1,192,080

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
1,000	5.000%, 6/15/26 – AGM Insured	6/24 at 100.00	AA	1,123,630
1,000	5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	AA	1,128,370

690	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	777,402

110	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	105,940

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	614,217

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	792,780
8,270	Total Illinois			9,077,479

	Indiana – 2.4%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	587,105

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	572,227

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	496,648

30	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	36,038
1,480	Total Indiana			1,692,018

	Iowa – 3.3%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa2	1,366,110

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A, 5.000%, 10/01/23	1/15 at 100.00	BB	1,000,080
2,125	Total Iowa			2,366,190

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 3.5%

$600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	$673,452

1,025	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,210,628

795	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	559,251
2,420	Total Kansas			2,443,331

	Kentucky – 2.0%

60	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	69,458

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	410,609
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	570,024

175	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	206,124

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	134,687
1,270	Total Kentucky			1,390,902

	Louisiana – 4.5%

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A3	202,296

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,213,230

500	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	564,750

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (5)	No Opt. Call	AA	1,184,069
2,715	Total Louisiana			3,164,345

	Maine – 0.4%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	Baa1	211,455

85	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	98,063
270	Total Maine			309,518

	Massachusetts – 0.9%

80	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	BBB+	87,005

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured	1/15 at 100.00	N/R	530,694
610	Total Massachusetts			617,699

Nuveen Investments	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 7.3%

$85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	$102,345

1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/26 – AGM Insured	No Opt. Call	AA	1,177,510

75	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	BB	49,343

505	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	505,081

420	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	435,368

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
200	5.000%, 10/01/17	No Opt. Call	BBB–	216,644
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	559,565
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	213,771

1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	1,157,390

75	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	77,693

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27	No Opt. Call	AAA	582,540

95	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	100,502

10	Wayne Charter County, Michigan, General Obligation Bonds, Capital Improvements Series 2008A, 4.500%, 2/01/27 – AGM Insured	2/18 at 100.00	AA	10,323
4,655	Total Michigan			5,188,075

	Minnesota – 0.5%

335	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	337,750

	Nevada – 0.6%

365	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	420,020

	New Jersey – 3.5%

375	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	394,688

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Drew University, Series 2003C, 5.250%, 7/01/20 – FGIC Insured	No Opt. Call	A3	1,153,870

420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A2	442,751

180	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	192,744

50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	53,641

210	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	208,356
2,235	Total New Jersey			2,446,050

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 4.6%

$415	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	$450,549

240	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	AA–	240,482

370	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 5.000%, 6/01/25	6/22 at 100.00	Aa3	415,739

500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	545,770

70	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	80,044

45	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	AA–	54,602

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (5)	No Opt. Call	AA–	1,496,513
2,890	Total New York			3,283,699

	North Carolina – 2.4%

160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	183,533

530	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/18	No Opt. Call	BBB	565,701

795	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (5)	No Opt. Call	AA	957,760
1,485	Total North Carolina			1,706,994

	North Dakota – 0.6%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	427,560

	Ohio – 4.1%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Refunding Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	110,062

595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	498,324

270	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	312,954

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,173,830

715	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	810,839
2,680	Total Ohio			2,906,009

	Oregon – 1.7%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,199,220

Nuveen Investments	85

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 3.9%

$840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB	$968,738

645	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	756,121

	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013:
565	5.000%, 6/01/20	No Opt. Call	BBB	637,834
170	5.000%, 6/01/21	No Opt. Call	BBB	192,753

180	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	195,001

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	5,915
2,405	Total Pennsylvania			2,756,362

	Rhode Island – 1.5%

895	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2012B, 5.000%, 11/01/22	No Opt. Call	A	1,059,984

	South Carolina – 0.6%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	420,300

	Texas – 3.3%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB–	407,563

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	225,079

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	561,573

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	88,824

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Baa2	518,350

420	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	518,267
2,585	Total Texas			2,319,656

	Utah – 1.6%

25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	29,357

935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A1	1,118,671
960	Total Utah			1,148,028

	Virginia – 1.0%

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
185	0.000%, 7/01/25	No Opt. Call	BBB–	117,760
690	0.000%, 7/01/26	No Opt. Call	BBB–	415,511

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$202,377
1,060	Total Virginia			735,648

	Washington – 2.5%

1,000	Issaquah School District 411, King County, Washington, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/25 (5)	12/22 at 100.00	Aaa	1,200,620

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19	No Opt. Call	Baa3	535,000
1,500	Total Washington			1,735,620

	West Virginia – 0.3%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 0.000%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	236,779

	Wisconsin – 2.1%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A–	1,171,807

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	305,336
1,275	Total Wisconsin			1,477,143

	Wyoming – 1.3%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	918,963
$67,097	Total Long-Term Investments (cost $71,586,996)			73,094,415
	Other Assets Less Liabilities – (3.4)% (6)			(2,377,819)
	Net Assets – 100%			$70,716,596
Investments in Derivatives as of October 31, 2014

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$3,000,000	Receive	CPURNSA	2.055%	9/03/16	9/02/16	$(44,643)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/06/18	2/05/18	(237,730)
Barclays PLC	4,000,000	Receive	CPURNSA	2.560	12/31/18	12/28/18	(211,894)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	2/08/19	(158,050)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	12/28/19	(279,728)
Barclays PLC	5,000,000	Receive	CPURNSA	2.693	2/03/20	2/01/20	(307,520)
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	9/30/21	(282,067)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	2/19/22	(578,733)
Barclays PLC	6,000,000	Receive	CPURNSA	2.773	4/04/23	4/03/23	(424,899)
JPMorgan	4,000,000	Receive	CPURNSA	2.600	4/25/23	4/24/23	(221,923)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.468	11/15/16	11/14/16	(81,853)
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	9/27/17	(115,472)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	11/05/18	(154,860)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	3/01/21	2/27/21	(383,149)

Nuveen Investments	87

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Investments in Derivatives as of October 31,2014 (continued)

Consumer Price Index Swaps outstanding (continued):

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Morgan Stanley	$3,000,000	Receive	CPURNSA	2.283%	9/16/21	9/15/21	$(55,973)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	8/07/24	(151,599)
	$71,050,000						$(3,690,093)

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (6)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	23.25%	$345,000	5.000%	9/20/19	$82,739	$18,485
Goldman Sachs	Commonwealth of Puerto Rico	Buy	24.25	170,000	5.000	12/20/19	41,638	(771)
				$515,000			$124,377	$17,714

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

(8)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

88	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.9%

	MUNICIPAL BONDS – 99.9%

	Alabama – 0.5%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,128,970
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,361,631

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,631,149
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,029,830

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,229,542

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,253,040

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,651,712

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,713,870
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,533,560
20,075	Total Alabama			21,533,304

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,431,280

400	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	400,812

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/14 at 100.00	B2	4,801,320
9,400	Total Alaska			8,633,412

	Arizona – 3.4%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,472,466

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,415,676
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,990,963

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,495,519
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,020,850
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,555,834

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	153,942

Nuveen Investments	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	$2,178,241

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	5,554
40	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	45,567
5,145	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,977,564
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,900,950
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,065,867
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,561,625

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,070,510
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,159,799

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	6,942,120

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	A–	2,918,129

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,263,640

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,541,597

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	602,533

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	316,833
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	311,463

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A:
1,875	3.375%, 7/01/32	7/24 at 100.00	AA–	1,868,944
1,940	3.500%, 7/01/33	7/24 at 100.00	AA–	1,948,517

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	4,039,055

1,420	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2014, 3.250%, 7/01/30	No Opt. Call	Aa2	1,385,508

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
850	5.000%, 6/01/21	No Opt. Call	A+	1,012,342
375	5.000%, 6/01/22	No Opt. Call	A+	449,081
500	5.000%, 6/01/23	No Opt. Call	A+	602,340

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+	2,330,980
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	11,094,033

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	BBB+	2,716,012

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB+	1,207,824

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,084,580
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,079,620

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA	$3,111,858

635	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	792,455

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	3,457,290

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.776%, 6/01/19 (IF)	No Opt. Call	Aa1	6,381,972

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,116,010

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2	1,559,520
137,635	Total Arizona			155,205,183

	Arkansas – 1.1%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,132,880

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA	1,564,694

1,665	Fayetteville, Arkansas, Hotel Motel and Restaurant Gross Receipts Tax & Tourism Revenue Bonds, Refunding Improvement Capital Series 2014, 3.750%, 11/01/39 (WI/DD, Settling 11/19/14) – BAM Insured	11/24 at 100.00	AA	1,630,401

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	7,301,108
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	7,218,405

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,364,971
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,113,260

4,495	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	4,626,254

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	601,990
800	5.000%, 7/01/23	No Opt. Call	A+	959,792
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,912,632
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,735,950
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,256,694
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,159,880
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,235,612
3,900	4.000%, 7/01/41	7/24 at 100.00	A+	3,991,962

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	616,193
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,204,693
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,258,695
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,316,899

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,151,090

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,040,450

Nuveen Investments	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
$1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	$1,008,980
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,174,681
48,470	Total Arkansas			52,578,166

	California – 7.4%

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,705,667

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,803,913

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
2,185	5.000%, 10/01/22	No Opt. Call	A	2,647,565
1,860	5.000%, 10/01/23	No Opt. Call	A	2,269,033
5,000	5.000%, 10/01/24	10/23 at 100.00	A	6,061,300

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	994,216

1,710	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	1,960,259

9,060	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	Aa2	10,084,867

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24 (Pre-refunded 11/04/14)	11/14 at 100.00	Baa1 (4)	1,001,900

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	7,839,715

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	573,730

3,255	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22 (Pre-refunded 7/01/15)	7/15 at 100.00	A (4)	3,362,513

3,160	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,596,649

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,236,850

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,471,954

5,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 4.000%, 8/15/34	8/24 at 100.00	AA	5,182,400

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,696,649

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,629,796

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A1	5,856,300

6,000	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	AA	7,084,620

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,040	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	AA (4)	$2,401,427

520	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	2/17 at 100.00	Aa3	569,156

1,000	California State, General Obligation Bonds, Series 2007, 5.000%, 12/01/23	12/17 at 100.00	Aa3	1,120,010

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	11/14 at 100.00	Aa3	15,060

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	705,348

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	A (4)	1,170,150

1,085	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	B–	1,071,340

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,662,100

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	2/15 at 100.00	BBB+	1,121,792

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	3,710,366
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,684,642

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,685	5.000%, 1/01/22	No Opt. Call	BBB–	1,853,989
1,530	5.000%, 1/01/23	No Opt. Call	BBB–	1,695,164
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,800,495
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,455,181

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	576,340
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,315,608

2,500	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/27	6/24 at 100.00	AAA	3,075,150

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,311,407

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,770	5.000%, 6/01/17	No Opt. Call	Aa1	8,418,950
11,980	4.500%, 6/01/27	6/17 at 100.00	B	11,254,371

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	832,520

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,128,870
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,136,506
465	5.000%, 9/01/34	No Opt. Call	N/R	518,759

Nuveen Investments	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	$6,755,438

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,223,992

2,395	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	2,501,865

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
660	5.000%, 7/01/24	1/24 at 100.00	AA–	811,721
1,010	5.000%, 7/01/25	1/24 at 100.00	AA–	1,230,473
5,000	5.000%, 7/01/43	1/24 at 100.00	AA–	5,669,550

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B:
490	5.000%, 7/01/19	No Opt. Call	AA	580,003
1,750	5.000%, 7/01/20	No Opt. Call	AA	2,110,588

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
800	5.000%, 9/01/23	No Opt. Call	BBB	961,232
1,000	5.000%, 9/01/24	No Opt. Call	BBB	1,206,210
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB	1,493,013
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,183,040

405	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34 (Pre-refunded 6/01/15)	6/15 at 100.00	Aa2 (4)	416,494

1,140	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34	No Opt. Call	AA+	1,168,762

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,391,162
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,310,380
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,154,200

1,475	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	1,175,487

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	12,759,100

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,759,100

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
4,400	5.000%, 8/01/26 – BAM Insured	8/24 at 100.00	AA	5,333,724
3,000	5.000%, 8/01/27 – BAM Insured	8/24 at 100.00	AA	3,608,340
2,070	5.000%, 8/01/28 – BAM Insured	8/24 at 100.00	AA	2,466,840
2,250	3.000%, 8/01/30 – BAM Insured	8/24 at 100.00	AA	2,169,743
2,350	3.125%, 8/01/31 – BAM Insured	8/24 at 100.00	AA	2,284,929
2,470	3.125%, 8/01/32 – BAM Insured	8/24 at 100.00	AA	2,387,971

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,034,360

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB+	1,148,870

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/15 at 100.00	A1	$6,007,800

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	7,414,800

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,546,180
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,702,271
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,152,109

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,455,980

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,850,450
1,120	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,260,011

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	2,418,789

2,900	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/24	No Opt. Call	AA	3,573,496

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,432,630

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	822,291
2,000	0.000%, 10/01/36	No Opt. Call	A–	698,520

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,614,600

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,208,760

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	592,020

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	5,615,900
25,000	5.000%, 1/15/34 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	27,295,750

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,974,592

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	AA+	985,390

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,864,340

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	2,845,787

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	1,143,800

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 95.72	AA (4)	1,911,780

Nuveen Investments	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Series 2010:
$2,510	5.000%, 2/01/28	2/20 at 100.00	A+	$2,760,373
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,889,660
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,026,735

	South Bayside Waste Management Authority, California, Solid Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,806,425
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,416,900

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,380,718
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,643,834
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,849,505
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,478,823
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	585,340

2,580	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	AA	2,946,283

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,115,620

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,585,430

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,826,270

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,286,650

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,076,849
324,905	Total California			341,024,645

	Colorado – 2.8%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,332,664

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	AA–	5,213,267

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A	183,656

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,146,090

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	18,006,249

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA	788,198

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,688,955

620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.250%, 1/01/15	No Opt. Call	N/R	622,728

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A3	350,948

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB	$1,518,902

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	7,015,722

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,158,500

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+	521,020

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A3	1,064,680
1,000	5.250%, 6/01/18	6/16 at 100.00	A3	1,057,980

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2	1,280,900

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,756,500

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,584,270

6,050	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–	6,597,828

4,025	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,402,545

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,675,520

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
6,600	4.000%, 12/01/21	No Opt. Call	AA+	7,543,338
6,445	4.000%, 12/01/22	No Opt. Call	AA+	7,381,394

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	5,188,650

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,183,500

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,656,345

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,520	5.000%, 12/15/20	No Opt. Call	Aa2	1,822,647
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,679,153
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,827,922

255	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	260,225

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/14 at 100.00	BBB–	2,211,252

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	1,010,270

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,320,853

Nuveen Investments	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	$798,319

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,430,987
500	5.000%, 12/01/20	No Opt. Call	N/R	537,970

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,219,870

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA	1,457,831

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,094,662

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,448,464
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,229,671

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,090,980

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA	1,389,209
126,090	Total Colorado			128,750,634

	Connecticut – 0.1%

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/15 at 100.00	A–	3,476,871

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB–	1,021,840
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB–	4,245,846
4,995	Total Delaware			5,267,686

	District of Columbia – 0.7%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	4,096,776

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,185	6.250%, 5/15/24	11/14 at 100.00	A1	3,184,650
2,980	6.500%, 5/15/33	No Opt. Call	Baa1	3,445,834

10,165	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	4/15 at 100.00	AA+	11,938,894

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	AA–	517,595
1,715	6.500%, 10/01/23	10/19 at 100.00	AA–	2,069,508
825	6.500%, 10/01/24	10/19 at 100.00	AA–	991,997

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,239,215
26,910	Total District of Columbia			30,484,469

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 6.0%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
$1,875	6.000%, 6/01/16	No Opt. Call	A+	$2,037,938
2,060	5.500%, 6/01/17	No Opt. Call	A+	2,307,612

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
150	5.000%, 6/01/15	No Opt. Call	A+	154,215
3,250	5.000%, 6/01/18	No Opt. Call	A+	3,684,103
275	5.000%, 6/01/19	No Opt. Call	A+	317,936

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
165	5.250%, 6/01/17	No Opt. Call	A+	183,780
185	4.250%, 6/01/17	No Opt. Call	A+	201,336
555	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	602,253

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A+	2,252,319

1,860	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	2,063,596

810	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 0.000%, 7/01/22	No Opt. Call	A	834,567

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,740	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	12,946,770
32,990	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	AA–	36,328,258

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/16	No Opt. Call	A+	91,061
85	5.000%, 6/01/18	No Opt. Call	A+	96,353
480	5.000%, 6/01/19	No Opt. Call	A+	554,942
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,323,649

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,349,408

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,745,954

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	10/15 at 100.00	AA+	1,562,400

2,385	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	2,462,846

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	Aa2	2,130,440

	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012:
2,240	5.000%, 10/01/20	No Opt. Call	AA	2,674,538
2,385	5.000%, 10/01/21	No Opt. Call	AA	2,860,331
4,605	5.000%, 10/01/27	No Opt. Call	AA	5,392,869

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2013C:
4,275	5.250%, 10/01/27	10/23 at 100.00	AA–	5,105,590
5,575	5.250%, 10/01/28	10/23 at 100.00	AA–	6,629,065

Nuveen Investments	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)
$5,780	5.250%, 10/01/29	10/23 at 100.00	AA–	$6,822,943
8,085	5.250%, 10/01/30	10/23 at 100.00	AA–	9,509,173

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/23	No Opt. Call	AA–	2,421,840
1,920	5.000%, 10/01/24	No Opt. Call	AA–	2,311,699

2,520	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,678,584

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,360	5.000%, 7/01/24	No Opt. Call	A–	2,842,431
2,220	5.000%, 7/01/25	7/24 at 100.00	A–	2,650,791
1,750	5.000%, 7/01/26	7/24 at 100.00	A–	2,074,048
1,250	5.000%, 7/01/27	7/24 at 100.00	A–	1,472,750

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,083,036
3,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	3,524,070
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,900,550

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,837,419

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	AA–	5,124,800

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	AA–	1,651,451
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,273,916
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,632,447

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/35	10/22 at 100.00	A+	5,552,850

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,740,450

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	672,185

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	1,759,047

3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	3,518,660

2,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/25	No Opt. Call	AA	2,503,840

3,015	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012, 5.000%, 7/01/20	No Opt. Call	A	3,585,287

2,185	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB	2,455,459

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	5,106,309

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,796,000

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	$11,075,487

23,175	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	25,551,133

	Tallahassee, Florida, Capital Improvement Revenue Bonds, Series 2014:
2,880	5.000%, 10/01/32	10/22 at 100.00	Aa2	3,317,098
3,025	5.000%, 10/01/33	10/22 at 100.00	Aa2	3,472,549

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+	6,068,040

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	692,008
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	3,032,536
1,220	3.125%, 9/01/24	9/22 at 100.00	A+	1,238,788
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,447,816
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,705,920
1,965	5.000%, 9/01/28	No Opt. Call	A+	2,219,173
5,500	4.000%, 9/01/33	No Opt. Call	A+	5,688,705

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	382,606
249,235	Total Florida			278,288,023

	Georgia – 1.5%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	Aa3	2,374,634
1,500	5.000%, 1/01/28	No Opt. Call	Aa3	1,720,755

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,010	5.000%, 1/01/27	1/24 at 100.00	A+	12,990,038
4,275	5.000%, 1/01/29	1/24 at 100.00	A+	4,994,825
6,750	5.000%, 1/01/30	1/24 at 100.00	A+	7,868,813

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,157,800

2,165	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,575,116

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,261,120
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,830,699
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,343,293
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,175,421

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BB–	1,002,140

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,397,450

265	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005, 4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	268,620

Nuveen Investments	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014:
$1,000	5.000%, 2/01/27	No Opt. Call	AA+	$1,211,790
1,250	5.000%, 2/01/28	No Opt. Call	AA+	1,504,688

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,242,440

2,770	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,324,055
59,120	Total Georgia			68,243,697

	Guam – 0.1%

4,060	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,589,383

	Hawaii – 0.1%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A2	5,562,750

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A2	1,162,494
6,025	Total Hawaii			6,725,244

	Idaho – 0.3%

3,065	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	Aa2	3,597,973

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,455	5.000%, 8/15/20	No Opt. Call	Aaa	2,953,561
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	3,153,107
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,326,362

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	474,683
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,342,718

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,101,660
13,575	Total Idaho			15,950,064

	Illinois – 9.1%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	1,984,900

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A1	1,370,684
2,550	0.000%, 1/01/31	7/23 at 68.94	A1	1,177,386
2,750	0.000%, 1/01/32	7/23 at 65.28	A1	1,199,275
4,000	0.000%, 1/01/33	7/23 at 61.69	A1	1,642,760

13,235	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	14,138,553

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	AA+ (4)	5,590,136

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+	$2,531,978

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	4,084,951
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,716,853

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	AA–	6,995,380

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,101,280

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,764,540

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,565,128

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,960,738

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,084,780

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	2,229,368

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	A2	1,179,524

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	502,040

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA	3,011,372
2,770	5.000%, 11/15/21	No Opt. Call	AA	3,220,014
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,806,200

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa1 (4)	1,045,230

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,804,526
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,435,916
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,948,077

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3	2,599,108

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	1,072,940
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	AA–	520,175

1,525	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	Aa3	1,611,452

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB	4,406,000

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	14,787,874

Nuveen Investments	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$1,320	5.000%, 9/01/34	9/24 at 100.00	BBB	$1,416,386
365	4.625%, 9/01/39	9/24 at 100.00	BBB	364,978

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,335,996
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,422,976
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	554,690

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,036,590

465	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	468,311

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,088,740

4,220	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	5,085,016

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,155,640

9,800	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	10,268,146

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB	519,680
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB	3,755,124

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A+	2,346,420

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A+	1,746,975

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	5,790,300

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,213,480

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	11/14 at 100.00	N/R	6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	11/14 at 100.00	N/R	7
700	5.500%, 5/15/18 (6)	11/14 at 100.00	N/R	7

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,655,981

115	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R (4)	116,727

1,620	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.100%, 6/15/16 (Pre-refunded 6/15/15) – AMBAC Insured	6/15 at 101.00	A (4)	1,685,902

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	3,173,412
2,530	5.000%, 6/15/18	12/16 at 100.00	AA+	2,765,847

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$9,955	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/23	No Opt. Call	A–	$11,110,278

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	A–	4,459,600
3,000	5.000%, 2/01/24	No Opt. Call	A–	3,353,010
4,630	5.000%, 2/01/25	2/24 at 100.00	A–	5,136,152
4,675	5.000%, 2/01/26	2/24 at 100.00	A–	5,139,415
6,000	5.000%, 2/01/27	2/24 at 100.00	A–	6,540,120

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	582,373

	Illinois State, General Obligation Bonds, Refunding Series 2010:
550	5.000%, 1/01/16	No Opt. Call	A–	577,126
520	5.000%, 1/01/17	No Opt. Call	A–	562,650
1,785	5.000%, 1/01/18	No Opt. Call	A–	1,976,013
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,808,469
5,000	5.000%, 1/01/19	No Opt. Call	A–	5,572,300

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	A–	8,757,035
6,365	5.000%, 8/01/21	No Opt. Call	A–	7,171,255
15,265	5.000%, 8/01/22	No Opt. Call	A–	17,135,420
2,730	5.000%, 8/01/23	No Opt. Call	A–	3,052,413
270	5.000%, 8/01/25	8/22 at 100.00	A–	294,891

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	3/15 at 100.00	A–	2,600,023
805	5.000%, 3/01/22	3/15 at 100.00	A–	807,938

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,177,243
10,000	5.000%, 6/01/18	No Opt. Call	A–	11,148,400
350	5.000%, 6/01/22	No Opt. Call	A–	372,610
75	5.000%, 6/01/26	12/16 at 100.00	A–	78,727

1,405	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A–	1,450,269

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,038,580

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,358,748
12,110	4.000%, 1/01/22	No Opt. Call	A–	12,801,239

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	A–	4,782,708
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	3,115,543
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,122,120

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,685	5.000%, 12/01/21	No Opt. Call	AA–	2,028,369
3,335	5.000%, 12/01/22	No Opt. Call	AA–	4,033,482
4,085	5.000%, 1/01/33	1/23 at 100.00	AA–	4,661,598

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,408,000
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,762,960

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	12,200,338

Nuveen Investments	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$1,000	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	$1,459,350
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	8,014,430

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	AA–	3,660,176

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	1,880,340

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	564,080
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,123,980

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,114,020

1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 12/15/22	No Opt. Call	AAA	1,639,395

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+	1,617,398

1,500	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	1,668,285

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	331,813
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	305,709

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	9,002,706
11,125	5.500%, 6/01/23	6/21 at 100.00	A–	13,031,158

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,128,870
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,238,127

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,634,892

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,304,107

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,117,630

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	2,037,060

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	AA–	1,079,800

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,556,813
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,132,046

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Aa3	2,941,750

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	$3,695,889

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	624,992
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,153,901
335	5.750%, 6/01/26	6/18 at 100.00	AA	384,000

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	381,378
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	99,745

8,585	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	9,663,448

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,862,472
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,212,583
391,415	Total Illinois			418,896,233

	Indiana – 2.6%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/15 at 100.00	BB+	731,967

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A	1,086,520

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	593,654

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
500	5.000%, 7/01/17	No Opt. Call	AA	557,475
500	4.000%, 1/01/18	No Opt. Call	AA	549,680
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,117,560
435	5.000%, 1/01/20	No Opt. Call	AA	512,665
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,188,560
500	5.000%, 1/01/21	No Opt. Call	AA	595,395

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,440	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,418,904
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	552,970

5,550	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	5,992,169

6,275	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	6,961,046

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,275,783

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
810	5.000%, 10/01/21	No Opt. Call	AA	971,004
675	5.000%, 10/01/22	No Opt. Call	AA	812,977
600	5.000%, 10/01/23	No Opt. Call	AA	727,092

Nuveen Investments	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)
$600	5.000%, 10/01/24	No Opt. Call	AA	$733,518
1,200	5.000%, 10/01/25	10/24 at 100.00	AA	1,450,884
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,044,784

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A	8,249,040

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006A:
4,925	5.000%, 2/15/36	2/16 at 100.00	AA–	5,040,541
540	5.250%, 2/15/40	2/16 at 100.00	AA–	555,881

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,179,248
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,877,975

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,375,848

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	6,013,550

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA–	9,287,319
10,000	5.250%, 8/15/29	8/23 at 100.00	AA–	11,722,300

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	586,855
720	5.000%, 10/01/28	10/24 at 100.00	A	838,346
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,161,580
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,562,205
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,387,895

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,413,019

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa1	1,911,979
940	5.000%, 4/01/22	No Opt. Call	Baa1	1,069,711
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa1	2,243,239

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	515,325
500	4.000%, 8/01/17	No Opt. Call	N/R	516,940
500	4.250%, 2/01/18	No Opt. Call	N/R	520,685
500	4.250%, 8/01/18	No Opt. Call	N/R	521,595
500	4.500%, 2/01/19	No Opt. Call	N/R	525,130
500	4.500%, 8/01/19	No Opt. Call	N/R	525,400
500	4.750%, 2/01/20	No Opt. Call	N/R	529,930
500	4.750%, 8/01/20	No Opt. Call	N/R	529,975
250	4.750%, 2/01/21	No Opt. Call	N/R	262,480
500	4.750%, 8/01/21	No Opt. Call	N/R	523,550
500	5.000%, 2/01/22	No Opt. Call	N/R	529,165
500	5.000%, 8/01/22	2/22 at 100.00	N/R	525,975
500	5.000%, 8/01/23	2/22 at 100.00	N/R	521,785
500	5.000%, 2/01/24	2/22 at 100.00	N/R	518,335

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	$1,353,100

1,245	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/15 at 100.00	N/R (4)	1,504,271

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (7)	2/15 at 100.00	N/R	429,304

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	474,633
230	5.550%, 5/15/19	11/14 at 100.00	N/R	230,474

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,000	5.000%, 2/01/25	8/24 at 100.00	A	1,184,570
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,168,770
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,099,973
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,008,020
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,076,245
111,060	Total Indiana			119,946,768

	Iowa – 1.6%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,127,610
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,244,160
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,502,485
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,242,900
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,295,215
1,000	5.500%, 6/15/30	No Opt. Call	A2	1,126,220

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,073,665
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,129,047
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,699,451
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,112,090

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,237,700

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
4,460	5.250%, 7/01/15	No Opt. Call	BB+	4,559,280
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,103,600
820	5.000%, 7/01/19	7/16 at 100.00	BB+	849,077

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,910,235
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,759,046

8,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	9,250,502

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BB	1,291,563

Nuveen Investments	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
$925	4.700%, 10/01/16	4/15 at 100.00	BB	$925,777
1,100	4.750%, 10/01/17	4/15 at 100.00	BB	1,100,814
1,155	4.800%, 10/01/18	4/15 at 100.00	BB	1,155,705

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,264,360
65,235	Total Iowa			71,960,502

	Kansas – 1.4%

16,455	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	16,889,083

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,263,800

1,745	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	1,951,434

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,462,563

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	Aa2	2,577,982

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	Aa2	3,481,324

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	2,035,352

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,090,400

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
765	5.750%, 11/15/14	No Opt. Call	N/R	766,048
820	5.750%, 11/15/15	No Opt. Call	N/R	847,068

70	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	71,024

10,050	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,324,717

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,000	5.000%, 9/01/21	No Opt. Call	A+	1,189,860
660	5.000%, 9/01/22	No Opt. Call	A+	788,522
1,500	5.000%, 9/01/23	No Opt. Call	A+	1,797,930

12,865	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	9,050,013
65,560	Total Kansas			66,587,120

	Kentucky – 1.9%

2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	2,752,869

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	$8,833,496

4,735	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	5,227,487

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	23,798,997

460	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2006, 4.500%, 8/01/24 – AMBAC Insured	8/16 at 100.00	Aa3	489,376

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	8,017,590

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,254,674

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,569,968
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,825,300

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	4,488,024

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	10,374,012

1,990	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,050,655

	University of Kentucky, General Receipts Bonds, Series 2014A:
2,265	5.000%, 4/01/17	No Opt. Call	Aa2	2,509,824
2,380	5.000%, 4/01/18	No Opt. Call	Aa2	2,715,842
3,580	5.000%, 4/01/20	No Opt. Call	Aa2	4,256,190

	University of Kentucky, General Receipts Bonds, Series 2014B:
1,435	5.000%, 4/01/17	No Opt. Call	Aa2	1,590,109
1,665	5.000%, 4/01/20	No Opt. Call	Aa2	1,979,485
77,190	Total Kentucky			85,733,898

	Louisiana – 2.7%

425	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	493,565

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
12,280	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	12,622,121
1,330	5.000%, 6/01/17 – AMBAC Insured	6/16 at 100.00	A–	1,421,903
40	5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	42,580
165	5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	175,352

180	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23	6/18 at 100.00	AA	207,997

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,816

Nuveen Investments	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
$2,275	5.000%, 2/01/28	2/24 at 100.00	AA–	$2,637,066
1,525	5.000%, 2/01/29	2/24 at 100.00	AA–	1,763,708
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,297,400

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,299,300
320	6.000%, 12/15/37	12/14 at 100.00	N/R	177,872

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,676

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,126,651
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,535,078

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,000	5.000%, 7/01/22	No Opt. Call	A	1,204,760
2,750	5.000%, 7/01/29	7/23 at 100.00	A	3,174,848
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,714,900
3,835	5.000%, 7/01/32	7/23 at 100.00	A	4,345,937

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,835,618
5,500	5.000%, 5/01/24 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	5,633,595
7,265	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	7,441,467

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	26,358,205

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,335,335
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,752,574
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,528,640

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A3	4,757,522
3,940	5.000%, 12/01/20	No Opt. Call	A3	4,555,704
5,400	5.000%, 12/01/21	No Opt. Call	A3	6,248,772

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,100	5.000%, 6/01/20	No Opt. Call	A	1,282,831
100	5.000%, 6/01/24	No Opt. Call	A	117,894
500	5.000%, 6/01/25	6/24 at 100.00	A	578,050
500	5.000%, 6/01/26	6/24 at 100.00	A	573,585
500	5.000%, 6/01/27	6/24 at 100.00	A	570,845
330	5.000%, 6/01/28	6/24 at 100.00	A	373,877
570	5.000%, 6/01/29	6/24 at 100.00	A	643,792

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	547,955

5,000	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,393,100
112,790	Total Louisiana			124,792,891

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.2%

$320	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	$319,757

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,130,120
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,320,316

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	690,486

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	121,631

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	543,400
225	4.000%, 7/01/20	No Opt. Call	BBB+	246,591
290	5.000%, 7/01/22	No Opt. Call	BBB+	335,257
6,925	Total Maine			7,707,558

	Maryland – 0.9%

5,000	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 8/01/21	No Opt. Call	AAA	6,098,750

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	603,065
1,210	5.000%, 7/01/22	No Opt. Call	AA	1,473,562
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,205,470
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,056,491

160	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/15 at 100.00	Aa2	160,531

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	270,130

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,270,500

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
7,750	5.000%, 7/01/24 (WI/DD, Settling 11/19/14)	No Opt. Call	BBB	9,059,750
10,325	5.250%, 7/01/25 (WI/DD, Settling 11/19/14)	7/24 at 100.00	BBB	12,190,315

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,899,166

1,990	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.250%, 8/15/16	No Opt. Call	AAA	2,164,762

700	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.000%, 11/01/15	No Opt. Call	BBB+	719,768
35,075	Total Maryland			41,172,260

	Massachusetts – 2.0%

14,175	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Series 2014A, 3.625%, 11/01/44	No Opt. Call	AA+	14,057,064

2,680	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	3,191,264

Nuveen Investments	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	$12,142,000

500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Series 2014A, 5.000%, 7/01/22	No Opt. Call	AAA	612,905

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,632,700

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,040	5.000%, 10/01/17	No Opt. Call	N/R	1,109,347
515	5.000%, 10/01/18	10/17 at 100.00	N/R	545,174
450	5.250%, 10/01/37	4/15 at 101.00	N/R	454,604

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	992,482
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,897,216
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,860,428

980	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	1/15 at 100.00	AA	1,043,602

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA	2,073,640

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	556,435
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,894,152

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,543,510

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
330	5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	330,244
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	140,183
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	50,066
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	1,465,088

10,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	10,040,400

27,360	Massachusetts State, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	30,248,942

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	1,507,282
86,065	Total Massachusetts			93,388,728

	Michigan – 3.9%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	AA	864,142

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	1,857,237
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,499,423
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,518,826

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/15 at 100.00	Caa3	$7,746,935

1,195	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 3.625%, 12/01/32	12/24 at 100.00	A+	1,201,238

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	3,020,048

2,400	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7, 5.000%, 7/01/32 – NPFG Insured	7/24 at 100.00	AA–	2,634,120

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,535	5.000%, 6/01/17	No Opt. Call	A+	1,681,071
800	4.000%, 6/01/17	No Opt. Call	A+	852,688
2,220	5.000%, 6/01/18	No Opt. Call	A+	2,484,824
1,900	5.000%, 6/01/19	No Opt. Call	A+	2,161,516

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
15,250	5.000%, 7/01/21	7/18 at 100.00	AAA	17,428,158
17,575	5.000%, 7/01/22	7/16 at 100.00	AAA	18,890,313
11,090	5.000%, 1/01/23	1/16 at 100.00	AAA	11,682,428
5,645	5.000%, 7/01/23	1/15 at 100.00	AAA	5,667,749

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,063,566

10,115	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,316,693

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,197,240
3,530	5.000%, 7/15/19	7/17 at 100.00	A	3,847,700

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,953,619

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,638,550

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	6,117,827

6,930	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	7,155,641

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,835,472

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB	1,347,520
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB	1,415,359

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa2	5,597,448

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	1/15 at 100.00	N/R (4)	1,387,009

Nuveen Investments	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
$1,000	5.000%, 9/01/26	3/24 at 100.00	A1	$1,164,670
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,300,600
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,927,877
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,303,832
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,699,350
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,573,817

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,721,117
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,655,714
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,424,249

1,415	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	1,487,307

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,708,400

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA	1,464,333
168,950	Total Michigan			180,495,626

	Minnesota – 1.0%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,651,994

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,973,768

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	585,370

2,115	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	2,481,424

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB+	2,888,765
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB+	1,296,110

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
2,500	5.000%, 1/01/25	1/24 at 100.00	A	3,021,625
3,000	5.000%, 1/01/32	1/24 at 100.00	A	3,481,530

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,311,249
815	5.500%, 5/01/21	5/17 at 100.00	N/R	849,344

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
4,280	5.000%, 6/01/22	No Opt. Call	AA	5,204,223
4,675	5.000%, 6/01/23	No Opt. Call	AA	5,728,605
2,625	5.000%, 6/01/24	6/23 at 100.00	AA	3,188,220

1,325	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	1,335,878

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	$453,819

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	734,240

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,000	5.000%, 5/01/23 (WI/DD, Settling 11/19/14)	No Opt. Call	A1	2,398,880
1,500	5.000%, 5/01/24 (WI/DD, Settling 11/19/14)	No Opt. Call	A1	1,807,875

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A	1,069,630

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,137,590

300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005, 5.000%, 2/01/15	No Opt. Call	N/R	302,781

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	487,222

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,779,363
40,300	Total Minnesota			46,169,505

	Mississippi – 0.4%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/15 at 100.00	BBB	8,667,881

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	BBB+	1,544,198

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA+	10,670,984
18,960	Total Mississippi			20,883,063

	Missouri – 2.0%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BBB–	1,321,779
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB–	3,178,319

8,090	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2012A, 5.000%, 11/01/19	No Opt. Call	AA+	9,598,219

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,000	3.000%, 12/30/24	12/23 at 100.00	A+	1,045,320
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,120,520

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,073,100

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,480,441
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,574,449

Nuveen Investments	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	$6,203,610

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA	569,054

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,139,060

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,213,936

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,542,548

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33	6/24 at 100.00	AA–	2,070,880

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,475,249

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	475,898

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	857,744
930	4.375%, 2/01/16	No Opt. Call	BBB+	970,976

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,582,218
2,500	5.000%, 1/01/26	1/24 at 100.00	A2	2,971,900
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,153,580

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	AA–	1,027,040

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A	4,717,362

730	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	11/14 at 100.00	N/R	730,226

5,830	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	6,416,207

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	500,210

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	12,944,285
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	20,323,511

1,200	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,305,780
83,215	Total Missouri			92,583,421

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.1%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
$950	5.750%, 5/15/16	No Opt. Call	N/R	$1,002,972
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,745,367

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,818,525
5,125	Total Montana			5,566,864

	Nebraska – 0.9%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA–	1,238,424

	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,670	4.000%, 5/15/33	5/24 at 100.00	BBB+	1,692,478
6,775	5.000%, 5/15/44	5/24 at 100.00	BBB+	7,341,322

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	A–	657,726

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	742,659
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	2,024,566
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,384,264

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA–	814,468
1,000	5.125%, 1/01/23	1/20 at 100.00	AA–	1,101,970

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,083,160

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,456,202

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
3,380	5.000%, 9/01/25	9/22 at 100.00	AA	4,014,189
3,215	5.000%, 9/01/26	9/22 at 100.00	AA	3,798,908

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,748,946
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,784,130
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,123,033

	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014:
725	5.000%, 12/01/21	No Opt. Call	Aa2	880,324
1,230	5.000%, 12/01/22	No Opt. Call	Aa2	1,507,119
36,045	Total Nebraska			40,393,888

	Nevada – 2.6%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	No Opt. Call	AA–	3,385,290

Nuveen Investments	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
$2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	$2,337,000
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A	1,165,950
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A	2,202,237

21,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	24,795,750

25,495	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Aa1	28,125,319

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,829,543
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,172,720
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,509,106

5,685	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2006A, 5.000%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+	6,073,172

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,035	5.000%, 6/01/24	6/22 at 100.00	AA+	2,435,651
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,782,645
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,364,260

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
100	4.000%, 6/01/19	No Opt. Call	N/R	103,359
50	4.000%, 6/01/20	No Opt. Call	N/R	51,496
435	5.000%, 6/01/22	No Opt. Call	N/R	470,209

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,657,426

11,130	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,453,610

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,632,610
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,417,960

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,676,478
105,480	Total Nevada			121,641,791

	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
430	5.000%, 7/01/15	No Opt. Call	BBB+	442,418
445	5.000%, 7/01/16	No Opt. Call	BBB+	475,184

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	1,035,530

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,492,020

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,026,220

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	$1,416,285

12,125	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Series 2005d, 5.000%, 7/15/29 – NPFG Insured	7/15 at 100.00	AA–	12,461,833
21,960	Total New Hampshire			23,349,490

	New Jersey – 5.7%

535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	600,206

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
8,005	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,266,363
2,135	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,314,255
4,320	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,682,707

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,211,188
5,505	5.000%, 6/15/19	No Opt. Call	BBB+	6,270,966
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,808,347
17,495	5.000%, 6/15/21	No Opt. Call	BBB+	20,274,606
2,130	5.000%, 6/15/22	No Opt. Call	BBB+	2,482,323
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,171,100
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	8,273,011
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,377,995
7,580	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,574,572
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,563,652
900	4.250%, 6/15/27	6/22 at 100.00	BBB+	936,369
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	5,139,346

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,521,099
1,685	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,874,664

25,035	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/21	No Opt. Call	A2	28,746,439

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB	409,812

31,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A2	33,143,105

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	8,536,325

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	596,823

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A2	11,590,866

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A2	4,251,805

Nuveen Investments	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
$20,200	5.000%, 6/15/21	No Opt. Call	A2	$23,165,966
14,000	5.000%, 6/15/22	No Opt. Call	A2	16,050,300

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	6,329,621

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A2	5,228,741
2,950	3.000%, 1/01/21	No Opt. Call	A2	3,075,818

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,330	4.500%, 6/01/23	6/17 at 100.00	BB	10,249,116
5,075	4.625%, 6/01/26	6/17 at 100.00	B+	4,665,346
20,570	5.000%, 6/01/29	6/17 at 100.00	B	17,679,092
243,080	Total New Jersey			263,061,944

	New Mexico – 0.5%

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	17,215,011

4,000	State of New Mexico, State Severance Tax Revenue Bonds, Refunding Series 2010C, 5.000%, 7/01/15	No Opt. Call	Aa1	4,130,440
18,850	Total New Mexico			21,345,451

	New York – 6.5%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,557,982

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	363,417
500	5.000%, 1/01/25	No Opt. Call	A+	607,830

355	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005, 5.000%, 11/01/14	No Opt. Call	Aa1	355,000

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,472,475

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	8,552,990

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,967,141

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA	11,984,800
9,230	5.000%, 5/15/25	5/22 at 100.00	AA	11,019,420

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	155,157

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	$93,300
400	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	325,520

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,755	5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,886,063
600	5.250%, 12/01/20 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	647,172

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
900	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	962,892
225	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	236,743
705	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	750,480
600	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	635,868

300	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	316,362

35	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – AGC Insured	9/16 at 100.00	AA	37,267

450	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35	9/16 at 100.00	A–	478,382

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
2,675	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	2,915,670
660	5.000%, 12/01/17	12/16 at 100.00	A–	718,661
1,595	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	1,736,764
13,600	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	14,808,768
220	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	239,074
1,795	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	1,948,688
195	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	211,696
1,720	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	1,865,392
1,050	5.000%, 12/01/22	12/16 at 100.00	A–	1,136,940

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
160	5.000%, 4/01/19	No Opt. Call	A–	183,808
225	5.250%, 4/01/20	4/19 at 100.00	A–	257,009
500	5.250%, 4/01/21	4/19 at 100.00	A–	569,310
1,735	5.500%, 4/01/22	4/19 at 100.00	A–	1,985,846
255	5.000%, 4/01/23	4/19 at 100.00	A–	283,774
380	6.250%, 4/01/33	4/19 at 100.00	A–	446,709

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	906,228
915	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	1,009,263
10,285	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	11,166,013
1,320	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	1,431,685
25	4.000%, 5/01/21 – NPFG Insured	11/16 at 100.00	AA–	26,415

1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,278,516

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,419,719

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	AA– (4)	16,080,859

Nuveen Investments	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/23	No Opt. Call	AA–	$1,208,000

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	BBB+	744,165
2,355	5.000%, 7/01/32	7/24 at 100.00	BBB+	2,663,128

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	BBB+	1,716,195
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,140,570

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,196,520

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30	6/15 at 100.00	AAA	3,082,170

10,155	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16 (ETM)	No Opt. Call	AAA	11,094,845

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	11,685,200

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	23,721,800

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	2/15 at 100.00	AA	100,471

21,235	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	23,818,662

16,405	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	18,999,451

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
8,040	5.000%, 6/01/17	No Opt. Call	AA	8,947,957
9,040	5.000%, 6/01/18	No Opt. Call	AA	10,337,059

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
1,715	5.000%, 6/01/20	6/16 at 100.00	AA	1,838,806
1,675	5.000%, 6/01/21	6/16 at 100.00	AA	1,792,133

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,000	5.000%, 6/01/19	6/15 at 100.00	AA	1,027,510
560	5.000%, 6/01/20	6/15 at 100.00	AA	575,327
1,040	5.000%, 6/01/20	6/16 at 100.00	AA	1,114,828
2,905	5.000%, 6/01/21	6/16 at 100.00	AA	3,110,064
1,535	5.000%, 6/01/21	6/17 at 100.00	AA	1,703,957
8,770	5.000%, 6/01/22	6/17 at 100.00	AA	9,728,298

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	1,056,560

10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	12,147,600

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	923,814

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
$2,435	5.000%, 7/01/28	7/24 at 100.00	BBB+	$2,785,957
2,695	5.000%, 7/01/29	7/24 at 100.00	BBB+	3,073,836
4,200	5.000%, 7/01/30	7/24 at 100.00	BBB+	4,771,746
2,100	5.000%, 7/01/31	7/24 at 100.00	BBB+	2,376,612
1,335	5.000%, 7/01/32	7/24 at 100.00	BBB+	1,509,671
3,080	5.000%, 7/01/33	7/24 at 100.00	BBB+	3,474,856

2,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	3,104,141
263,300	Total New York			297,604,977

	North Carolina – 1.0%

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
200	5.000%, 7/01/23 (WI/DD, Settling 11/06/14)	No Opt. Call	Aa3	244,762
500	5.000%, 7/01/24 (WI/DD, Settling 11/06/14)	No Opt. Call	Aa3	616,160
1,250	5.000%, 7/01/26 (WI/DD, Settling 11/06/14)	7/24 at 100.00	Aa3	1,503,175
950	5.000%, 7/01/27 (WI/DD, Settling 11/06/14)	7/24 at 100.00	Aa3	1,133,008

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	636,218

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	983,961

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,317,960

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	5,843,750
21,620	5.000%, 1/01/21	No Opt. Call	A–	25,481,548

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA	1,918,093

4,955	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	5,643,150

1,020	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 4.000%, 1/01/20 (WI/DD, Settling 11/03/14)	No Opt. Call	A	1,146,572

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 4.000%, 4/01/19	No Opt. Call	Aa3	223,974
40,905	Total North Carolina			47,692,331

	North Dakota – 0.3%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23	7/21 at 100.00	BBB+	134,941
1,240	5.000%, 7/01/26	7/21 at 100.00	BBB+	1,376,549
2,835	5.000%, 7/01/27	7/21 at 100.00	BBB+	3,135,482
1,485	5.000%, 7/01/28	7/21 at 100.00	BBB+	1,635,831
1,000	5.000%, 7/01/31	7/21 at 100.00	BBB+	1,094,680
1,750	5.000%, 7/01/35	7/21 at 100.00	BBB+	1,892,905

Nuveen Investments	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	$3,297,085

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	7/16 at 100.00	BBB–	2,509,750
13,590	Total North Dakota			15,077,223

	Ohio – 4.3%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 (Pre-refunded 6/01/15) – AGC Insured	6/15 at 100.00	AA (4)	1,028,320

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,115,061

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,412,246

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	Aaa	382,931
1,875	5.000%, 6/01/16	No Opt. Call	Aa1	1,975,031
135	5.000%, 6/01/17	No Opt. Call	A1	145,919

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
45,400	5.125%, 6/01/24	6/17 at 100.00	B–	38,023,408
435	5.875%, 6/01/30	6/17 at 100.00	B–	357,814
255	5.750%, 6/01/34	6/17 at 100.00	B–	201,866

1,000	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa2	1,129,720

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,606,736

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,952,858
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	2,039,168

14,575	Columbus, Ohio, General Obligation Bonds, Various Purpose, Series 2014A, 5.000%, 2/15/20	No Opt. Call	AAA	17,405,028

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 18.116%, 12/01/15 (IF)	No Opt. Call	AA+	7,020,224

	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A:
1,000	5.000%, 12/01/23 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	1,235,390
1,200	5.000%, 12/01/24 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	1,497,624

2,905	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	3,245,117

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,175,362

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A	2,022,244
750	5.250%, 5/15/16	No Opt. Call	A	804,308

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	$7,799,331

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	846,099
870	4.000%, 10/01/19	No Opt. Call	A1	958,357
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,272,130
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,406,271
965	5.000%, 10/01/22	No Opt. Call	A1	1,132,746

6,625	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	7,007,064

1,715	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	1,745,098

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 4.500%, 4/01/15	No Opt. Call	A3	1,014,850

11,015	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	11,349,636

8,000	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	9,683,280

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,976,438

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	28,629,199

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,898,325

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	14,541,240

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	A2	566,610

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14 (ETM)	No Opt. Call	N/R (4)	736,389
805	5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	880,332
182,750	Total Ohio			196,219,770

	Oklahoma – 0.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,590,540
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,052,587
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,521,252

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,625,913

	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Refunding Series 2014A:
1,245	5.000%, 7/01/22	No Opt. Call	AA	1,517,169

Nuveen Investments	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)
$2,000	5.000%, 7/01/23	No Opt. Call	AA	$2,454,720
1,500	5.000%, 7/01/24	No Opt. Call	AA	1,857,285
2,500	5.000%, 7/01/25	7/24 at 100.00	AA	3,067,450

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	10,323,400

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	873,233
500	3.000%, 9/01/23	No Opt. Call	A–	502,625
600	5.000%, 9/01/24	No Opt. Call	A–	701,412
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,766,102

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	BBB+	3,050,580
32,610	Total Oklahoma			35,904,268

	Oregon – 0.9%

	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B:
5,900	4.000%, 6/15/22	No Opt. Call	AA+	6,778,805
3,340	4.000%, 6/15/23	No Opt. Call	AA+	3,795,008

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,945,068

4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/22	No Opt. Call	AAA	4,885,840

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,931,337

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,692,440

	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A:
1,000	5.000%, 6/15/28	6/24 at 100.00	Aa1	1,212,220
1,080	5.000%, 6/15/29	6/24 at 100.00	Aa1	1,301,929
34,585	Total Oregon			40,542,647

	Pennsylvania – 3.5%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,309,976

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,158,920

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
1,750	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	1,803,183
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	21,207,571

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,474,588

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	Ba1	1,322,711

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
$1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	Ba1	$1,451,182

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	592,454
565	5.375%, 10/01/21	10/18 at 100.00	BBB	622,681

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,103,100
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,125,369

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,258,504

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,365,689

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	1,005,710

3,325	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,897,831

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,424,016
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,759,382
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,730,939

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	613,675
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,334,006
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	3,004,647
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,453,440
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,490,927

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,240	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,576,515
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,780,205
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,667,048
11,765	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,641,257

9,785	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	9,974,731

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34	No Opt. Call	AA–	1,556,500

16,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	17,173,600

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	3,300,450

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	A+	10,347,500

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	A+	4,565,954

Nuveen Investments	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.937%, 12/01/24	12/17 at 100.00	AA–	$10,387,221

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB–	1,538,432
730	5.000%, 12/01/20	No Opt. Call	BBB–	806,117
1,105	5.000%, 12/01/21	No Opt. Call	BBB–	1,214,992
1,625	5.000%, 12/01/22	No Opt. Call	BBB–	1,779,976
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB–	1,861,212
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB–	1,956,353

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	67,244

1,205	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.500%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	1,275,505
152,525	Total Pennsylvania			162,981,313

	Puerto Rico – 0.2%

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	AA–	2,947,950

1,015	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	BB	1,024,653

4,515	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	4,624,353
8,530	Total Puerto Rico			8,596,956

	Rhode Island – 0.1%

4,300	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	4,725,399

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
565	6.000%, 6/01/23	12/14 at 100.00	A2	568,390
665	6.125%, 6/01/32	12/14 at 100.00	BBB+	668,345
5,530	Total Rhode Island			5,962,134

	South Carolina – 1.4%

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	13,801,090

2,500	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	2,834,350

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	1,581,615
2,000	5.250%, 12/01/24 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	2,108,820

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A–	2,171,419
7,500	5.000%, 11/01/27	11/22 at 100.00	A–	8,514,150

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)
$13,190	5.000%, 11/01/28	11/22 at 100.00	A–	$14,923,694
1,225	5.000%, 11/01/29	11/22 at 100.00	A–	1,381,396

	South Carolina JOBS Economic Development Authority, Economic Development Revenue, FMU Student Housing, LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27 (WI/DD, Settling 11/12/14)	8/24 at 100.00	Baa3	2,113,358
3,925	5.000%, 8/01/32 (WI/DD, Settling 11/12/14)	8/24 at 100.00	Baa3	4,259,135

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,096,490

6,810	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,433,047

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	562,965

1,350	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,514,781
57,960	Total South Carolina			64,296,310

	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,468,618

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA	634,835
1,000	5.000%, 6/01/24	6/23 at 100.00	AA	1,207,470

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/15 at 100.00	A–	762,888
800	5.000%, 4/01/18	4/15 at 100.00	A–	802,968
840	5.000%, 4/01/19	4/15 at 100.00	A–	842,957
820	5.000%, 4/01/20	4/15 at 100.00	A–	822,747

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,090,020

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,124,740

4,125	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/34	11/24 at 100.00	A+	4,703,078

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	1,667,490
14,755	Total South Dakota			16,127,811

	Tennessee – 1.3%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,630,798

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,771,400

1,200	Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 4.000%, 9/01/39	9/24 at 100.00	AA	1,226,916

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	4,015,402

Nuveen Investments	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
$715	5.000%, 7/01/15	No Opt. Call	BBB+	$733,268
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	791,760

5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,219,800

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,553,454
3,180	5.000%, 1/01/23	No Opt. Call	A	3,761,304
1,300	4.000%, 1/01/23	No Opt. Call	A	1,442,194
1,750	5.000%, 1/01/24	No Opt. Call	A	2,047,360

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,724,674
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,805,840
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,440,000

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,087,940

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,507,772

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,950,879

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,181,650
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,059,039

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	BBB+ (4)	1,517,278

11,910	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,635,402
53,725	Total Tennessee			60,104,130

	Texas – 8.8%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	1,151,425

5,865	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	5,986,992

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	AA–	2,154,219

3,290	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB	3,582,876

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,946,420

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,518,880

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA	$1,265,220

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A–	6,168,600

4,995	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27	2/17 at 100.00	AA+	5,335,359

5	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa1 (4)	5,458

10,100	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	10,552,379

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,766,448

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+	657,488

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,216,253

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,251,680

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	AA+	2,155,962

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	936,863

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	7,925,391

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA	688,975

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	936,626
500	4.000%, 3/01/22	3/21 at 100.00	A–	530,275
800	4.000%, 3/01/23	3/21 at 100.00	A–	843,856
440	4.250%, 3/01/25	3/21 at 100.00	A–	462,506

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,158,174

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
3,150	5.000%, 12/01/26	12/24 at 100.00	A+	3,781,355
3,735	5.000%, 12/01/27	12/24 at 100.00	A+	4,452,419
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,561,750
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,201,330

5,000	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,187,100

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,432,294

Nuveen Investments	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,900	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/15 at 100.00	AA+ (4)	$7,922,649

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014:
5,690	5.000%, 11/01/27	11/24 at 100.00	AA+	6,921,088
1,250	5.000%, 11/01/28	11/24 at 100.00	AA+	1,516,150
1,575	5.000%, 11/01/29	11/24 at 100.00	AA+	1,906,742

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA+	6,004,224
5,385	5.000%, 11/01/23	11/19 at 100.00	AA+	6,300,773
5,660	5.000%, 11/01/24	11/19 at 100.00	AA+	6,604,711

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.703%, 11/01/41 (IF) (8)	11/21 at 100.00	AA+	3,239,277

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BB–	2,352,923
2,380	5.000%, 7/01/20	No Opt. Call	BB–	2,474,391

1,180	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	1,250,446

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C:
2,600	5.000%, 5/15/20	No Opt. Call	AA	3,097,718
2,000	5.000%, 5/15/21	No Opt. Call	AA	2,409,740

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	6,867,213
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,440,176
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,604,412

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,149,440
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,784,843

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A	2,211,562
2,025	5.000%, 7/01/26	7/21 at 100.00	A	2,348,919

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,225	5.000%, 7/01/31	7/22 at 100.00	A	20,804,749
5,000	5.000%, 7/01/32	7/22 at 100.00	A	5,696,700

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	767,746

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,347,900

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA	6,336,164

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,333,881
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,413,822

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	$2,149,300

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,062,440

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	816,955

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Baa2	3,311,651
2,720	5.250%, 12/01/28	12/25 at 100.00	Baa2	3,016,752

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,077,496
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,476,505
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,535,950
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	7,975,834

2,505	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	2,833,581

3,095	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16) (Pre-refunded 1/01/16)	1/16 at 100.00	A2 (4)	3,277,945

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,600	5.250%, 9/01/25	9/21 at 100.00	AA+	10,391,810
5,000	5.250%, 9/01/26	9/21 at 100.00	AA+	5,999,300

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA+	2,078,395
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	8,804,607

1,020	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,070,357

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,127,910

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	944,475

2,535	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	2,657,542

	San Antonio, Texas, General Obligation Bonds, Series 2006:
400	4.125%, 2/01/19	2/16 at 100.00	AAA	417,348
460	4.250%, 2/01/20	2/16 at 100.00	AAA	480,645

	San Antonio, Texas, General Obligation Bonds, Series 2006:
600	4.125%, 2/01/19 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	628,956
680	4.250%, 2/01/20 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	714,007

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	617,981

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	929,552

Nuveen Investments	135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	BBB	$1,237,297

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa3	5,404,673

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A2	1,427,982

5,020	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA	5,515,775

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,510,383

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,882,450

20,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2006, 5.000%, 4/01/24 (Pre-refunded 4/01/16)	4/16 at 100.00	AAA	21,333,800

2,030	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,250,722

4,515	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	5,392,535

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 18.211%, 10/01/15 (IF)	No Opt. Call	AAA	7,117,812

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,683,960

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,032,140
900	5.500%, 11/15/25	11/15 at 100.00	N/R	914,877

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,250,000
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,834,038

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,837,560
2,900	4.000%, 8/15/19	No Opt. Call	A	3,155,287
3,015	4.000%, 8/15/20	No Opt. Call	A	3,281,737
3,135	4.000%, 8/15/21	No Opt. Call	A	3,402,541

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	551,060

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 –AMBAC Insured	12/17 at 100.00	AA–	1,088,040

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,464,345
364,195	Total Texas			403,889,240

	Utah – 0.5%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,970,744

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
$3,340	5.000%, 9/01/23	9/22 at 100.00	A–	$3,903,358
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,304,180
2,265	5.000%, 9/01/26	9/22 at 100.00	A–	2,588,963

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.782%, 7/01/21 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	2,012,150
2,500	17.782%, 7/01/22 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	4,024,300
17,700	Total Utah			21,803,695

	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,743,356

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,569,040
7,580	Total Virgin Islands			8,312,396

	Virginia – 0.0%

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	750,953

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,372,291
2,010	Total Virginia			2,123,244

	Washington – 1.4%

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	AA–	5,339,930

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,521,484

2,170	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,312,873

545	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	600,100

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	314,128

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,208,076

5,690	Spokane County School District 356 Central Valley, Washington, General Obligation Bonds, Unlimited Tax Deferred Interest Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	5,688,919

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	1,028,440

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,538,920

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,250	5.000%, 11/15/22	No Opt. Call	A+	1,491,238
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,434,780

Nuveen Investments	137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
$3,125	6.250%, 7/01/24	7/19 at 100.00	Baa2	$3,515,500
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa2	2,269,200

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,581,793

3,005	Washington State, General Obligation Bonds, Various Purpose Refunding Series 2005A, 5.000%, 1/01/25 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	AA+ (4)	3,029,461

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.018%, 1/01/16 (IF)	No Opt. Call	AA+	4,634,341

9,345	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 –NPFG Insured	No Opt. Call	AA+	10,204,833

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,997,569

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	A2	5,061,974
57,695	Total Washington			63,773,559

	West Virginia – 0.1%

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	No Opt. Call	A3	1,153,820

1,630	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28	12/18 at 100.00	A	1,805,796
2,630	Total West Virginia			2,959,616

	Wisconsin – 3.9%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	A–	2,137,360

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	396,928
460	5.000%, 4/01/22	No Opt. Call	Aa3	548,913

	Wisconsin Health & Educational Facts Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
585	5.000%, 12/01/26	11/24 at 100.00	Aa3	690,148
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,511,391

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A	1,139,911
14,270	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	16,065,166

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,338,059

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,593,620
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	9,929,924

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	$2,046,320

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	12/14 at 100.00	N/R	1,999,980

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	11/14 at 100.00	BBB	1,254,788

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,411,591
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,618,477

3,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	3,603,254

5,325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	5,938,919

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24	8/22 at 100.00	AA	2,042,530

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	AA–	1,455,264

170	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB	172,169

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,626,163
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	12,748,932

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–	10,677,522

515	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	N/R (4)	560,598

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
9,000	6.000%, 5/01/27	5/19 at 100.00	AA–	10,815,750
1,780	6.000%, 5/01/33	5/19 at 100.00	AA–	2,139,507
5,215	5.750%, 5/01/33	5/19 at 100.00	AA–	6,164,026
35,755	6.000%, 5/01/36	5/19 at 100.00	AA–	42,460,083

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	AA	6,974,268

10,170	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	10,411,843

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,100	5.000%, 7/01/24	7/19 at 100.00	AA+	1,279,795
3,340	5.000%, 7/01/25	7/19 at 100.00	AA+	3,877,740
3,980	5.000%, 7/01/26	7/19 at 100.00	AA+	4,609,039
157,950	Total Wisconsin			178,239,978

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BBB	6,012,600
$4,203,270	Total Municipal Bonds (cost $4,369,043,481)			4,604,651,980

Nuveen Investments	139

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$210	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$37,913

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	7,595
$267	Total Corporate Bonds (cost $21,338)				45,508
	Total Long-Term Investments (cost $4,369,064,819)				4,604,697,488

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	MUNICIPAL BONDS – 0.1%

	California – 0.1%

$2,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	$2,236,520

215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	218,569

325	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (10)		No Opt. Call	N/R	330,395
$2,740	Total Short-Term Investments (cost $2,740,000)				2,785,484
	Total Investments (cost $4,371,804,819) – 100.0%				4,607,482,972
	Other Assets Less Liabilities – 0.0%				1,425,934
	Net Assets – 100%				$4,608,908,906

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

140	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.4%

	Alabama – 0.2%

$1,000	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/14	No Opt. Call	A3	$1,001,470

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	12/14 at 100.00	BBB	1,081,450

5,100	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A1	5,214,852

1,745	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,827,102
8,920	Total Alabama			9,124,874

	Alaska – 0.3%

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	3,010,337
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,556,112

5,975	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	1/15 at 100.00	Ba1	5,974,701
10,015	Total Alaska			10,541,150

	Arizona – 3.8%

180	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	Aa2	188,505

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,029,540
950	4.000%, 2/01/17	No Opt. Call	BBB+	1,015,721
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,243,280

2,970	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,243,181

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	922,199

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA	12,981,644
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	853,351

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA	8,521,334

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	5,105,751
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	13,400,976
2,960	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,470,659

Nuveen Investments	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$4,520	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	$4,666,764
1,945	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	2,090,914
2,460	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,732,371
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,855,385
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	111,783

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
4,000	5.000%, 7/01/23	No Opt. Call	AAA	4,954,080
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,881,735

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
345	5.000%, 7/01/18	No Opt. Call	AA–	393,286
335	5.000%, 7/01/19	No Opt. Call	AA–	389,538
575	5.000%, 7/01/20	No Opt. Call	AA–	678,793
750	5.000%, 7/01/21	No Opt. Call	AA–	892,875

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–	2,374,168

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	AA–	1,435,583

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA	1,428,825

3,000	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/15 (ETM)	No Opt. Call	N/R (4)	3,060,270

3,550	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,906,988

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,619,085
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,538,013
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,350,530

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,176,126
2,040	5.000%, 7/01/21	No Opt. Call	AA	2,464,075
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,903,921

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,398,624
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,358,363

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,149,667

19,700	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	21,735,601

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	812,712

1,585	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,488,759
131,375	Total Arizona			146,824,975

	Arkansas – 0.1%

3,000	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,048,270

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
$500	3.000%, 7/01/17	No Opt. Call	A+	$530,530
500	5.000%, 7/01/19	No Opt. Call	A+	583,865
670	5.000%, 7/01/21	No Opt. Call	A+	802,037
4,670	Total Arkansas			4,964,702

	California – 4.4%

2,300	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A, 5.000%, 10/01/21	No Opt. Call	A	2,768,303

455	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	479,861

1,370	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/18 (Pre-refunded 4/01/16)	4/16 at 100.00	AA (4)	1,461,763

3,780	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	Aa2	4,048,153

3,990	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	Aa2	4,213,999

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,732,400

5,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	5,957,350

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, North Kern State Prison:Various Buildings Series 2014C:
2,215	4.000%, 10/01/19	No Opt. Call	A1	2,499,472
1,700	5.000%, 10/01/20	No Opt. Call	A1	2,027,131

1,250	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/20	No Opt. Call	A1	1,490,538

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A1	4,851,233
3,675	5.000%, 11/01/17	No Opt. Call	A1	4,139,924

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,695	5.000%, 7/01/16	No Opt. Call	AA	1,827,193
320	5.250%, 7/01/21	7/19 at 100.00	AA	377,846

5,105	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A, 5.000%, 4/01/16	No Opt. Call	A+	5,440,909

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	11/16 at 100.00	A	2,372,139

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	652,457

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,355	4.000%, 1/01/18	No Opt. Call	BBB–	1,441,585
1,410	5.000%, 1/01/19	No Opt. Call	BBB–	1,556,852
1,500	5.000%, 1/01/20	No Opt. Call	BBB–	1,659,945
1,595	5.000%, 1/01/21	No Opt. Call	BBB–	1,773,305

Nuveen Investments	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2014B:
$5,200	5.000%, 6/01/22	No Opt. Call	AAA	$6,426,212
2,775	5.000%, 6/01/23	No Opt. Call	AAA	3,465,170

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	Aaa	3,231,023
2,665	5.000%, 6/01/16	No Opt. Call	Aaa	2,811,495
24,580	4.500%, 6/01/27	6/17 at 100.00	B	23,091,189
650	5.000%, 6/01/33	6/17 at 100.00	B	534,040

11,250	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Pre-refunded 3/01/16)	3/16 at 100.00	AA– (4)	11,888,438

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	573,880

1,835	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,216,350

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B:
1,750	5.000%, 7/01/21	No Opt. Call	AA	2,137,853
2,720	5.000%, 7/01/22	No Opt. Call	AA	3,360,478

685	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	794,168

1,200	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014, 5.000%, 9/01/20	No Opt. Call	BBB	1,412,772

13,020	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2014A, 0.000%, 7/01/25	7/20 at 100.00	AAA	14,069,542

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	1,970,824
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,392,420

6,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15 (ETM)	No Opt. Call	AA (4)	6,154,702

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
500	5.000%, 8/01/20 – BAM Insured	No Opt. Call	AA	600,935
1,555	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	1,927,438
2,640	5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,242,263

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	6,652,813

1,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/22	No Opt. Call	AA	1,818,060

155	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	195,991

1,500	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/15	No Opt. Call	Baa1	1,548,975

2,200	San Francisco Public Utilities Commission, California, Wastewater Revenue Bonds, Refunding Series 2013A, 4.000%, 10/01/15	No Opt. Call	AA–	2,278,386

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	1/15 at 100.00	AA–	5,015,200

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15	No Opt. Call	AA–	$1,032,890

1,000	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 (ETM)	No Opt. Call	AA– (4)	1,040,390

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	516,100
500	3.800%, 7/01/17	No Opt. Call	A	525,715
156,675	Total California			168,698,070

	Colorado – 1.5%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,082,173

7,230	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	Aa2	8,740,130

2,320	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	A3	2,466,021

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3	1,120,000

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
400	2.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	405,120
200	4.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	212,144
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	281,793
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	256,555

6,560	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 – FGIC Insured	11/16 at 100.00	AA–	7,148,563

4,205	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/21 – SYNCORA GTY Insured	11/15 at 100.00	A+	4,410,036

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,757,655

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1:
3,290	5.000%, 12/01/14	No Opt. Call	A–	3,303,061
2,295	5.000%, 12/01/15	No Opt. Call	A–	2,409,727

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,969,035

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	2,804,353

755	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	808,175

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA (4)	10,876,200

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,213,956
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,052,480
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,064,560
53,515	Total Colorado			58,381,737

Nuveen Investments	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.8%

$4,055	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	$4,138,330

430	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	459,894

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,980,900

1,700	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/15 at 100.00	A–	1,703,366

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,765,666
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,817,758

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,128,676
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,346,660

750	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	Aa3	910,275

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	2,680,850
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,447,274
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,301,060
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,127,330
28,785	Total Connecticut			31,808,039

	Delaware – 0.7%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
275	4.000%, 7/01/15	No Opt. Call	BBB–	279,466
600	4.000%, 7/01/16	No Opt. Call	BBB–	620,514
1,810	5.000%, 7/01/18	No Opt. Call	BBB–	1,974,837
1,905	5.000%, 7/01/19	No Opt. Call	BBB–	2,098,472
2,000	5.000%, 7/01/20	No Opt. Call	BBB–	2,207,500
275	5.000%, 7/01/21	No Opt. Call	BBB–	302,588

3,170	Delaware State, General Obligation Bonds, Series 2010A, 5.000%, 7/01/16	No Opt. Call	AAA	3,417,767

8,850	Delaware State, General Obligation Bonds, Series 2013A, 5.000%, 8/01/17	No Opt. Call	AAA	9,932,709

5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	5,023,100
23,885	Total Delaware			25,856,953

	District of Columbia – 0.4%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,206,161
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,253,413

10,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A–	11,376,400
12,205	Total District of Columbia			13,835,974

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 4.4%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
$7,320	6.000%, 6/01/16	No Opt. Call	A+	$7,956,108
825	5.375%, 6/01/16	No Opt. Call	A+	888,707
185	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	198,422
1,950	5.500%, 6/01/17	No Opt. Call	A+	2,184,390

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
100	3.250%, 6/01/15 – AGM Insured	No Opt. Call	AA	101,808
3,810	5.000%, 6/01/18	No Opt. Call	A+	4,318,902
175	5.000%, 6/01/19	No Opt. Call	A+	202,323

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
10	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	10,283
50	4.000%, 6/01/15	No Opt. Call	A+	51,114
265	5.000%, 6/01/16	No Opt. Call	A+	283,897
110	4.000%, 6/01/16	No Opt. Call	A+	116,112
640	5.250%, 6/01/17	No Opt. Call	A+	712,845
60	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	65,492

6,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16)	No Opt. Call	A2	6,106,680

1,690	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 0.000%, 7/01/22	No Opt. Call	A	1,741,258

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
735	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	AA–	780,438
2,840	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	AA–	3,127,380

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
75	3.000%, 6/01/16	No Opt. Call	A+	77,985
7,275	5.000%, 6/01/17	No Opt. Call	A+	8,056,626

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,998,739
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,359,200

10,035	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	10,360,836

500	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	516,965

2,640	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,108,415

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA	6,355,284
2,830	5.000%, 7/01/16	No Opt. Call	AAA	3,048,221
1,255	5.000%, 7/01/17	No Opt. Call	AAA	1,403,165

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,574,340

1,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	1,032,640

Nuveen Investments	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,615	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	$5,126,619

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/19	No Opt. Call	AA–	2,353,380
1,275	5.000%, 10/01/20	No Opt. Call	AA–	1,522,337

	Manatee County, Florida, Revenue Refunding and Improvement Bonds, Series 2013:
1,000	5.000%, 10/01/15	No Opt. Call	AA+	1,044,220
2,500	5.000%, 10/01/20	No Opt. Call	AA+	2,987,325

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A2	1,676,321

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	372,246

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,000	5.000%, 7/01/20	No Opt. Call	A–	3,547,770
2,250	5.000%, 7/01/21	No Opt. Call	A–	2,678,625
1,750	5.000%, 7/01/22	No Opt. Call	A–	2,083,760
4,000	5.000%, 7/01/23	No Opt. Call	A–	4,783,440

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	4,027,247
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,324,560

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	AA–	1,538,604
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,759,835
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,919,114
1,790	5.000%, 4/01/19	No Opt. Call	AA–	2,048,530
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,174,690

2,910	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,295,633

1,145	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.125%, 10/01/16	No Opt. Call	A–	1,227,967

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,872,985

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 2.250%, 7/01/39 (Mandatory put 7/01/16)	No Opt. Call	A–	2,062,920

2,060	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	AA (4)	2,452,245

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,898,000

3,960	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	4,227,934

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20 (WI/DD, Settling 11/13/14)	No Opt. Call	A+	642,208
500	5.000%, 9/01/22 (WI/DD, Settling 11/13/14)	No Opt. Call	A+	588,080
500	5.000%, 9/01/23 (WI/DD, Settling 11/13/14)	No Opt. Call	A+	590,610

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,275	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	$2,594,183

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
425	3.000%, 9/01/15	No Opt. Call	A+	434,248
425	4.000%, 9/01/17	No Opt. Call	A+	461,537
1,020	5.000%, 9/01/18	No Opt. Call	A+	1,164,412
1,275	5.000%, 9/01/19	No Opt. Call	A+	1,480,836
815	5.000%, 9/01/20	No Opt. Call	A+	956,875
610	5.000%, 9/01/21	No Opt. Call	A+	718,989

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	80,729

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	203,408

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	50,974

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	5,060

175	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	173,915

740	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	482,413

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	3,332,863
153,890	Total Florida			169,706,224

	Georgia – 3.0%

2,400	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	A1	2,784,936

7,150	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/18 – FGIC Insured	No Opt. Call	AA–	8,407,828

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	9,081,072

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	17,326,400

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,053,560

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 0.000%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,067,410

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,015,390

Nuveen Investments	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
$1,335	5.000%, 4/01/15	No Opt. Call	AAA	$1,362,274
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,607,470

500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 4.000%, 10/01/15	No Opt. Call	Aa3	517,625

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution, Refunding Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,807,530

1,500	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014, 5.000%, 2/01/20	No Opt. Call	AA+	1,777,920

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,061,690

215	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	234,855

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,324,383

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,397,727

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	10,698,600

105	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	116,911

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,000,000

1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+	1,006,570

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,701,099

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U:
3,710	5.000%, 10/01/18	No Opt. Call	AA–	4,275,441
2,905	5.000%, 10/01/19	No Opt. Call	AA–	3,412,213

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	553,985
580	5.000%, 10/01/20	No Opt. Call	Baa2	666,756

	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012:
3,300	5.000%, 10/01/15	No Opt. Call	AA+	3,446,850
2,000	3.000%, 10/01/15	No Opt. Call	AA+	2,052,380
108,235	Total Georgia			116,758,875

	Hawaii – 1.0%

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,462,377

4,500	Hawaii State, General Obligation Bonds, Series 2012EE, 5.000%, 11/01/20	No Opt. Call	AA	5,423,760

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,991,771

10,070	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA	12,215,212

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Hawaii State, Highway Revenue Bonds, Series 2011A:
$405	4.000%, 1/01/15	No Opt. Call	AA+	$407,641
2,145	4.000%, 1/01/16	No Opt. Call	AA+	2,239,037
31,825	Total Hawaii			37,739,798

	Illinois – 8.6%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,409,595

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,041,790

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,327,304

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcoss Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	A+	4,271,451

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,342,320

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,047,464

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,501,783

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,772,603

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,900,050
3,000	5.000%, 11/15/33	11/22 at 100.00	AA	3,342,930

720	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	747,346

721	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	748,153

	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,540	5.000%, 12/01/20	No Opt. Call	AA–	1,844,289
1,665	5.000%, 12/01/21	No Opt. Call	AA–	2,004,294
1,665	5.000%, 12/01/22	No Opt. Call	AA–	2,013,718

1,330	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	1,352,105

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,267,402

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,108,900

13,200	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,247,916

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,357,743

920	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 – AGM Insured	4/18 at 100.00	A2	1,019,093

Nuveen Investments	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	$1,071,914

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15)	No Opt. Call	AA+	3,071,400

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
1,090	5.000%, 9/01/18	No Opt. Call	BBB	1,213,584
905	5.000%, 9/01/19	No Opt. Call	BBB	1,012,451
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,363,312

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
125	5.000%, 9/01/19	No Opt. Call	BBB	139,841
325	5.000%, 9/01/20	No Opt. Call	BBB	366,197
350	5.000%, 9/01/21	No Opt. Call	BBB	394,478
865	5.000%, 9/01/25	9/24 at 100.00	BBB	967,027

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,264,240

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,362,394

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,327,572

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,175	5.000%, 8/15/15	No Opt. Call	AA	1,211,002
1,000	5.000%, 8/15/16 – AGC Insured	No Opt. Call	AA	1,066,810
875	5.000%, 8/15/18	No Opt. Call	AA	971,416
355	5.250%, 8/15/19	No Opt. Call	AA	402,829

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA	2,128,300

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,000	5.000%, 10/01/19	No Opt. Call	AA+	1,175,390
2,000	5.000%, 10/01/20	No Opt. Call	AA+	2,383,620

5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,959,050

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,614,391

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	1/15 at 100.00	BBB–	411,583

3,225	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2006, 5.000%, 2/01/22 – NPFG Insured	2/16 at 100.00	AA–	3,387,701

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AA–	3,181,530

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,525	5.000%, 6/15/18	12/16 at 100.00	AA+	2,760,381
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,305,886
1,720	5.000%, 6/15/19	6/15 at 100.00	AA+	1,769,484
3,250	5.000%, 12/15/19	12/14 at 100.00	AA+	3,268,655

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, February Series 2014:
$655	5.000%, 2/01/19	No Opt. Call	A–	$730,482
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,403,125
3,500	5.000%, 2/01/21	No Opt. Call	A–	3,930,290
4,050	5.000%, 2/01/22	No Opt. Call	A–	4,545,437

	Illinois State, General Obligation Bonds, Refunding Series 2006:
190	5.000%, 1/01/15	No Opt. Call	A–	191,436
3,570	5.000%, 1/01/16	No Opt. Call	A–	3,746,072

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A–	1,600,213
1,115	5.250%, 1/01/20	No Opt. Call	A–	1,263,585

355	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	372,115

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,505	5.000%, 1/01/16	No Opt. Call	A–	1,579,227
5,045	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,464,492
490	5.000%, 1/01/17	No Opt. Call	A–	530,190
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,539,305
22,035	5.000%, 1/01/18	No Opt. Call	A–	24,392,965
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,220,725

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,000	5.000%, 8/01/16	No Opt. Call	A–	5,354,000
5,170	5.000%, 8/01/19	No Opt. Call	A–	5,787,453
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,581,907

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	1/15 at 100.00	A–	7,001,924

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	1/15 at 100.00	AA–	562,083

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	1/15 at 100.00	A–	10,037

2,000	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	2,068,480

	Illinois State, General Obligation Bonds, Series 2006A:
1,060	5.000%, 6/01/17	No Opt. Call	A–	1,160,817
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,783,680

	Illinois State, General Obligation Bonds, Series 2006:
4,060	5.000%, 1/01/16	No Opt. Call	A–	4,260,239
1,005	5.000%, 1/01/17	1/16 at 100.00	A–	1,049,632
2,550	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	AA–	2,664,776

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,075,150

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,646,430
3,565	5.000%, 7/01/21	No Opt. Call	A–	4,014,653
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,869,625

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,182,372

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,355	5.000%, 6/15/18	No Opt. Call	AAA	4,985,952
6,000	5.000%, 6/15/19	No Opt. Call	AAA	7,009,020

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
430	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA	440,810
1,170	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	AA–	1,244,903

Nuveen Investments	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$620	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	$642,971

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA–	2,320,750

2,000	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 0.610%, 12/15/16	12/14 at 100.00	AAA	2,000,680

1,900	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,380,464

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
290	5.000%, 6/01/15	No Opt. Call	A	297,598
5,115	5.000%, 6/01/16	No Opt. Call	A	5,453,102
7,570	5.000%, 6/01/17	No Opt. Call	A	8,323,594
5,390	5.000%, 6/01/18	No Opt. Call	A	6,074,853
10,095	5.000%, 6/01/19	No Opt. Call	A	11,589,767
5,185	5.250%, 6/01/20	No Opt. Call	A	6,094,916
20	5.250%, 6/01/21	No Opt. Call	A	23,660

4,975	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	5,756,772

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	7,744,191

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,626,403

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,249,434
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,184,061

200	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013, 4.000%, 2/01/15	No Opt. Call	AA–	201,780
304,806	Total Illinois			331,449,285

	Indiana – 4.0%

2,725	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	2,794,978

570	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	585,424

6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.960%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	6,919,816

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
500	5.000%, 8/15/16	No Opt. Call	AA–	541,145
635	5.000%, 8/15/18	No Opt. Call	AA–	727,488

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,445	5.000%, 3/01/19	No Opt. Call	BBB	1,615,813
2,115	5.000%, 3/01/20	No Opt. Call	BBB	2,388,723

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
$1,025	4.000%, 10/01/20	No Opt. Call	BBB+	$1,121,155
435	4.000%, 10/01/21	No Opt. Call	BBB+	471,096
105	5.000%, 10/01/23	No Opt. Call	BBB+	119,690

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	975,018
750	5.000%, 5/01/20	No Opt. Call	A+	871,313
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,335,340

5,725	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,181,111

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,564,145

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
725	4.000%, 10/01/16	No Opt. Call	AA	774,206
370	5.000%, 10/01/17	No Opt. Call	AA	415,221
410	5.000%, 10/01/18	No Opt. Call	AA	471,808
335	5.000%, 10/01/19	No Opt. Call	AA	393,491
750	5.000%, 10/01/20	No Opt. Call	AA	892,920

11,165	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	11,981,720

5,175	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,288,333

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	289,328

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,486,700

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA	4,489,100

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	1,216,033
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,915,918
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,363,610

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,706,240

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
250	3.000%, 10/01/16	No Opt. Call	A	261,318
250	4.000%, 10/01/17	No Opt. Call	A	272,258
300	4.000%, 10/01/18	No Opt. Call	A	331,494
200	5.000%, 10/01/19	No Opt. Call	A	232,640
350	5.000%, 10/01/20	No Opt. Call	A	411,831
450	5.000%, 10/01/21	No Opt. Call	A	531,932
450	5.000%, 10/01/22	No Opt. Call	A	534,429
600	5.000%, 10/01/23	No Opt. Call	A	714,852
400	5.000%, 10/01/24	No Opt. Call	A	479,176
500	5.000%, 10/01/25	10/24 at 100.00	A	597,175
425	5.000%, 10/01/26	10/24 at 100.00	A	502,133

Nuveen Investments	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$3,175	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 1/15/18	No Opt. Call	AA+	$3,596,608

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,400,933

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa1	6,904,156

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	Baa1	365,114
880	4.000%, 4/01/17	No Opt. Call	Baa1	936,566
400	4.000%, 4/01/18	No Opt. Call	Baa1	430,204
550	3.000%, 4/01/19	No Opt. Call	Baa1	578,864

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
870	3.000%, 2/01/15	No Opt. Call	N/R	872,158
880	4.000%, 8/01/15	No Opt. Call	N/R	892,857
900	4.000%, 2/01/16	No Opt. Call	N/R	918,702
915	4.000%, 8/01/16	No Opt. Call	N/R	939,989

1,525	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	Aaa	1,545,694

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
150	2.000%, 2/01/15	No Opt. Call	A	150,621
250	4.000%, 2/01/18	No Opt. Call	A	272,923
520	4.000%, 2/01/19	No Opt. Call	A	574,553
600	5.000%, 2/01/20	No Opt. Call	A	696,996
640	5.000%, 2/01/21	No Opt. Call	A	749,338
1,595	4.000%, 2/01/24	No Opt. Call	A	1,763,655

31,605	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 0.000%, 6/01/44 (WI/DD, Settling 11/03/14)	No Opt. Call	A	31,816,437

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,000	3.000%, 7/15/19	No Opt. Call	AA–	2,168,660
1,195	4.000%, 1/15/20	No Opt. Call	AA–	1,353,529
142,650	Total Indiana			152,694,678

	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,251,062
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,515,868
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,592,120
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,426,023

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	8,185,196

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,945	5.000%, 6/01/17	No Opt. Call	AA	2,169,278
3,150	5.000%, 6/01/18	No Opt. Call	AA	3,612,987
17,845	Total Iowa			19,752,534

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 1.0%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
$4,680	5.000%, 9/01/16	No Opt. Call	AAA	$5,070,827
6,050	5.000%, 9/01/17	No Opt. Call	AAA	6,792,638

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2	651,235

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,452,405
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,675,998

	Saline County Unified School District 305, Kansas, General Obligation Bonds, Refunding & Improvement Series 2014:
3,760	5.000%, 9/01/20	No Opt. Call	Aa2	4,505,796
5,000	5.000%, 9/01/21	No Opt. Call	Aa2	6,053,450

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,563,363
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,362,630

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
600	4.000%, 9/01/18	No Opt. Call	A+	663,966
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,364,340

6,715	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	4,723,734
37,365	Total Kansas			39,880,382

	Kentucky – 1.5%

8,945	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,875,369

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,276,875

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	17,040,327

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A+	3,635,096

15,360	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,622,042

1,950	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,009,436

1,550	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 5.250%, 3/01/19	No Opt. Call	A3	1,778,951

3,000	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A	3,492,990
53,460	Total Kentucky			57,731,086

Nuveen Investments	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 3.9%

$1,000	Bossier City, Louisiana, Utility Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/20	No Opt. Call	AA–	$1,133,740

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,017,500

10,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 0.609%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	10,007,300

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
140	5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	149,842
20	5.000%, 6/01/17 – AMBAC Insured	6/16 at 100.00	A–	21,382
265	5.000%, 6/01/18 – AMBAC Insured	6/16 at 100.00	A–	283,094

805	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	921,065

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,754,055
435	6.000%, 12/15/37	1/15 at 100.00	N/R	241,795

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,575	5.000%, 6/01/19	No Opt. Call	Aa3	1,844,561
4,975	5.000%, 6/01/20	No Opt. Call	Aa3	5,921,842

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc. – Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	689,522
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	684,731
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,706,444
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,856,873

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
475	5.000%, 7/01/18	No Opt. Call	A	542,583
1,555	5.000%, 7/01/19	No Opt. Call	A	1,810,455
1,010	5.000%, 7/01/20	No Opt. Call	A	1,194,416
7,245	5.000%, 7/01/26	7/23 at 100.00	A	8,534,030

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
2,265	5.000%, 5/01/19	No Opt. Call	Aa1	2,647,309
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	2,976,575
3,610	5.000%, 5/01/21	No Opt. Call	Aa1	4,349,797

11,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	14,105,089

	Louisiana State, General Obligation Bonds, Series 2014A:
6,000	5.000%, 2/01/19	No Opt. Call	AA	6,987,360
6,000	5.000%, 2/01/20	No Opt. Call	AA	7,128,420

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,139,965

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A3	3,286,598
2,500	5.000%, 12/01/20	No Opt. Call	A3	2,890,675
3,600	5.000%, 12/01/21	No Opt. Call	A3	4,165,848

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$4,300	New Orleans, Louisiana, Limited Tax General Obligation Bonds, Series 2005, 5.000%, 3/01/21 – NPFG Insured	3/15 at 100.00	AA–	$4,358,394

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
11,225	2.000%, 6/01/15	No Opt. Call	A	11,334,893
500	4.000%, 6/01/16	No Opt. Call	A	526,110
1,750	5.000%, 6/01/17	No Opt. Call	A	1,929,865
1,000	5.000%, 6/01/18	No Opt. Call	A	1,128,560

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	BBB+	1,266,375

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	1/15 at 100.00	AA	40,560

4,690	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,058,728

2,280	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,723,597

	Terrebonne Levee and Conservation District, Louisianna, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,991,569
1,670	5.000%, 7/01/22	No Opt. Call	A+	1,946,953

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A:
5,000	5.000%, 5/15/24	5/15 at 100.00	A–	5,068,950
10,000	5.000%, 5/15/25	5/16 at 100.00	A–	10,401,400
135,075	Total Louisiana			148,768,820

	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15	No Opt. Call	A–	3,415,764

	Maryland – 1.9%

1,095	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/15	No Opt. Call	AAA	1,117,437

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,201,612

1,000	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	AA	1,046,550

1,500	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 6/01/15	No Opt. Call	AAA	1,525,455

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18 (WI/DD, Settling 11/19/14)	No Opt. Call	BBB	6,971,797
5,000	5.000%, 7/01/19 (WI/DD, Settling 11/19/14)	No Opt. Call	BBB	5,732,300

	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,398,550
5,640	5.000%, 7/15/17	No Opt. Call	AAA	6,317,364
5,130	5.000%, 7/15/18	No Opt. Call	AAA	5,918,276

13,610	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,392,638

Nuveen Investments	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$200	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	$213,812

5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,898,350

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	10,706,800
65,600	Total Maryland			73,440,941

	Massachusetts – 1.4%

3,500	Boston, Massachusetts, General Obligation Bonds, Refunding Series 2009C, 3.000%, 2/01/15	No Opt. Call	AAA	3,525,620

1,425	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	1,479,392

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	454,441

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,015	5.000%, 11/15/15	No Opt. Call	AAA	2,117,221
2,075	5.000%, 11/15/16	No Opt. Call	AAA	2,272,312
1,510	5.000%, 11/15/17	No Opt. Call	AAA	1,709,411
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,163,350

10,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,218,376

345	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/16 – AGM Insured	8/15 at 100.00	AA+	357,938

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
210	5.000%, 8/15/17 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	218,058
110	5.000%, 8/15/19 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	114,221
785	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	815,120
445	5.000%, 8/15/22 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	462,075
35	5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	36,343
435	5.000%, 8/15/24 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	451,691
755	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	783,969
345	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	358,238
10	5.000%, 8/15/27 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	10,384
390	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	404,964

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	14,779,659

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA+	2,493,858
2,420	4.000%, 8/15/16	No Opt. Call	AA+	2,577,953
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,649,174
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,697,647

1,310	Quincy, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2014, 5.000%, 6/01/19	No Opt. Call	AA+	1,537,835
50,120	Total Massachusetts			54,689,250

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 3.5%

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
$875	5.000%, 10/01/15	No Opt. Call	BBB–	$904,234
1,600	5.000%, 10/01/16	No Opt. Call	BBB–	1,701,152
900	5.000%, 10/01/17	No Opt. Call	BBB–	974,898
1,100	5.000%, 10/01/18	No Opt. Call	BBB–	1,207,998
1,500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,678,695

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012:
775	4.000%, 5/01/15	No Opt. Call	AA–	789,260
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,066,410
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,078,500
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,954,333

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,700	5.000%, 6/01/15	No Opt. Call	A+	1,741,565
1,600	5.000%, 6/01/16	No Opt. Call	A+	1,699,184

1,700	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013, 5.000%, 10/01/15	No Opt. Call	AAA	1,775,973

15,475	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 5.000%, 7/01/15	No Opt. Call	AAA	15,980,723

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
8,790	5.000%, 7/01/21	7/18 at 100.00	AAA	10,045,476
13,475	5.000%, 7/01/22	7/16 at 100.00	AAA	14,483,469

3,180	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,582,238

10,010	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,209,599

18,530	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	19,180,403

3,155	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	3,254,793

6,445	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	6,654,849

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	7,056,065

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,855,139

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,115,840

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa2	1,223,233
1,000	5.000%, 5/01/21	No Opt. Call	Aa2	1,180,390

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa2	882,611
1,000	5.000%, 5/01/20	No Opt. Call	Aa2	1,171,350

Nuveen Investments	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	$2,967,425

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (4)	1,403,346

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa2 (4)	1,029,182

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,748,463

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,871,683
126,110	Total Michigan			135,468,479

	Minnesota – 1.3%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	813,629
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,869,363
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,950,683

5,075	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,286,222

273	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	284,122

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A (4)	1,512,210

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
1,350	4.000%, 1/01/17	No Opt. Call	A	1,452,452
1,000	5.000%, 1/01/22	No Opt. Call	A	1,203,420
1,245	5.000%, 1/01/23	No Opt. Call	A	1,507,869
1,600	5.000%, 1/01/24	No Opt. Call	A	1,957,376

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
2,695	5.000%, 6/01/20	No Opt. Call	AA	3,213,222
4,000	5.000%, 6/01/21	No Opt. Call	AA	4,816,600

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,427,880
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,540,040

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,630	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	1,643,382
7,000	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA	7,385,000

885	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,064,513

2,800	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22 (WI/DD, Settling 11/19/14)	No Opt. Call	A1	3,324,552
43,103	Total Minnesota			48,252,535

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.3%

$11,500	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	A	$11,497,125

750	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	1/15 at 100.00	A	752,843
12,250	Total Mississippi			12,249,968

	Missouri – 2.0%

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
1,400	5.625%, 6/01/23	6/16 at 100.00	N/R	1,428,266
1,100	6.500%, 6/01/25	No Opt. Call	N/R	1,118,744

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,811,992
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,987,623

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,630	5.000%, 1/01/17	No Opt. Call	Aaa	3,988,608
3,005	5.000%, 1/01/18	No Opt. Call	Aaa	3,413,530

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	621,313
440	5.000%, 5/01/20	No Opt. Call	BBB+	499,475
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,138,130
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,726,331
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,499,322

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,067,930

	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Second Lien Series 2014B:
10,000	5.000%, 5/01/18	No Opt. Call	AAA	11,473,700
3,000	5.000%, 5/01/21	No Opt. Call	AAA	3,649,170

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
505	4.000%, 7/01/15	No Opt. Call	A–	517,383
445	5.000%, 7/01/16	No Opt. Call	A–	477,378
715	5.000%, 7/01/17	No Opt. Call	A–	795,373
765	5.000%, 7/01/18	No Opt. Call	A–	871,771

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,576,890

750	Springfield School District R12, Missouri, General Obligation Bonds, Refunding Series 2014B, 4.000%, 3/01/18	No Opt. Call	AA+	828,593

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	9,212,954
11,995	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	13,884,093

1,725	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,921,823
68,115	Total Missouri			76,510,392

Nuveen Investments	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 1.0%

	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
$4,390	5.000%, 5/15/21	No Opt. Call	BBB+	$5,076,157
10	4.000%, 5/15/33	5/24 at 100.00	BBB+	10,135

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	383,539
500	4.000%, 6/15/16	No Opt. Call	AA–	527,835
750	4.000%, 6/15/17	No Opt. Call	AA–	813,420
600	4.000%, 6/15/18	No Opt. Call	AA–	662,046
800	5.000%, 6/15/19	No Opt. Call	AA–	929,776

	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Refunding Series 2014:
3,050	3.000%, 6/15/16	No Opt. Call	Aa1	3,180,815
6,600	4.000%, 6/15/17	No Opt. Call	Aa1	7,203,174

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	1,976,855
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,661,955
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,442,309
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,715,930

2,320	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	2,288,958

3,000	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,621,900

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,064,793
36,570	Total Nebraska			39,559,597

	Nevada – 0.5%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,157,630
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,327,980

1,685	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	Aa1	1,834,207

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	2,709,709

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,863,600

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
320	3.000%, 6/01/16	No Opt. Call	N/R	322,912
970	3.000%, 6/01/17	No Opt. Call	N/R	975,296
185	4.000%, 6/01/18	No Opt. Call	N/R	191,127

2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AAA	2,973,341
16,610	Total Nevada			18,355,802

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.1%

$5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	Baa1	$5,099,900

	New Jersey – 6.0%

505	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	509,313

225	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	262,406

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15 (ETM)	No Opt. Call	BBB (4)	2,468,944

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15 (ETM)	No Opt. Call	BBB (4)	1,520,910

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	3,980,248

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	1,085,070
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,665,738
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,065,802

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	250,923

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	372,531

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,481

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
650	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	671,223
1,095	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,130,752
1,430	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,550,063
1,240	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,344,110

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
4,125	5.000%, 6/15/15	No Opt. Call	BBB+	4,241,944
2,970	5.000%, 6/15/16	No Opt. Call	BBB+	3,172,316
6,265	5.000%, 6/15/17	No Opt. Call	BBB+	6,898,266
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,567,538
5,250	5.000%, 6/15/19	No Opt. Call	BBB+	5,980,485
245	4.000%, 6/15/19	No Opt. Call	BBB+	268,282
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	12,671,250
7,410	5.000%, 6/15/21	No Opt. Call	BBB+	8,587,301
1,320	5.000%, 6/15/22	No Opt. Call	BBB+	1,538,341
495	5.000%, 6/15/22	No Opt. Call	AA	579,695
6,500	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,489,495
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	5,126,805
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,694,470
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,743,820
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	712,681

4,890	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/20	No Opt. Call	A2	5,605,211

Nuveen Investments	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$3,260	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	$3,579,187

330	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	425,109

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,333,969
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,585,933

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	476,539

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	11,332,600

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,159,400

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,390	5.000%, 12/15/17	No Opt. Call	A2	5,998,854
9,750	5.000%, 12/15/18	No Opt. Call	A2	11,051,333

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
11,500	5.000%, 6/15/19	No Opt. Call	A2	13,026,050
13,675	5.000%, 6/15/20	No Opt. Call	A2	15,641,465

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,285	6.500%, 1/01/16	No Opt. Call	A3	2,446,778
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,354
805	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	861,994

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,528,769
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,728
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	493,497
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	134,103
245	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	262,841
1,165	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,186,156
1,045	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	1,063,977
45	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	45,817
1,205	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,226,883

5,945	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,864,275

	Parsippany-Troy Hills Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2014:
175	5.000%, 8/15/22	No Opt. Call	AA	212,452
500	5.000%, 8/15/23	No Opt. Call	AA	610,545

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,270,125

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,084,829

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	$4,751,443

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A2	4,577,138
4,850	3.000%, 1/01/19	No Opt. Call	A2	5,123,589

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,660	5.000%, 6/01/15	No Opt. Call	Aaa	5,787,293
105	5.000%, 6/01/17	No Opt. Call	Aa1	115,345
4,610	4.500%, 6/01/23	6/17 at 100.00	BB	4,573,904
2,065	4.625%, 6/01/26	6/17 at 100.00	B+	1,898,313
207,405	Total New Jersey			229,508,001

	New Mexico – 1.0%

1,010	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 7/01/19	No Opt. Call	AA	1,182,407

15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	17,783,048
14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23	7/19 at 100.00	Aa1	17,274,820
31,305	Total New Mexico			36,240,275

	New York – 11.0%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	598,015

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA–	505,840

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,862,676

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,908

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,496,438

2,500	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005A, 5.000%, 2/15/19 (Pre-refunded 2/15/15) – AMBAC Insured	2/15 at 100.00	AA (4)	2,535,300

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,723,389

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,115

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,986,559

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
770	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	762,246
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	371,768

Nuveen Investments	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$480	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	$420,494
450	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	381,681
1,095	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	891,111

2,390	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/14	No Opt. Call	A–	2,399,990

850	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.250%, 12/01/20 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	916,827

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,915	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	6,328,340
870	4.250%, 12/01/16 – AGM Insured	No Opt. Call	AA	918,824
970	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,020,624
240	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	254,702

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D:
600	5.000%, 9/01/17 – NPFG Insured	9/16 at 100.00	AA–	648,042
85	5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA–	91,562
520	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	AA–	558,360

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
4,910	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	5,351,753
2,375	5.000%, 12/01/17	12/16 at 100.00	A–	2,586,090
2,170	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	2,362,870
13,015	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	14,171,773
205	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	222,774
1,000	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	1,085,620
1,035	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	1,123,617
715	5.000%, 12/01/21 – AGM Insured	12/16 at 100.00	AA	776,218
4,510	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	4,891,230
200	5.000%, 12/01/22	12/16 at 100.00	A–	216,560
10	4.125%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	10,605

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
480	5.000%, 4/01/18	No Opt. Call	A–	540,451
3,440	5.000%, 4/01/19	No Opt. Call	A–	3,951,872
1,250	5.500%, 4/01/22	4/19 at 100.00	A–	1,430,725

420	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	430,244

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
2,620	5.000%, 5/01/15 – NPFG Insured	No Opt. Call	AA–	2,682,120
885	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	943,543
8,810	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,717,606
2,940	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	3,191,840
720	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	780,919

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,171,973

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,166,920

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	$6,603,080

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2:
3,985	5.000%, 11/15/21	No Opt. Call	AA–	4,771,798
2,000	5.000%, 11/15/22	No Opt. Call	AA–	2,401,600

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H:
5,135	5.000%, 11/15/20	No Opt. Call	AA–	6,104,077
5,790	4.000%, 11/15/22	No Opt. Call	AA–	6,547,274

1,290	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/19	No Opt. Call	AA–	1,516,898

1,000	Monroe County, New York, General Obligation Bonds, Refunding Series 2012, 5.000%, 3/01/15	No Opt. Call	A	1,015,410

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,000	5.000%, 7/01/23	No Opt. Call	BBB+	2,353,320
1,000	5.000%, 7/01/24	No Opt. Call	BBB+	1,181,910
625	5.000%, 7/01/25	7/24 at 100.00	BBB+	729,488
1,000	5.000%, 7/01/26	7/24 at 100.00	BBB+	1,154,470
1,500	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,722,900

8,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	8,475,382

3,040	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA	3,058,058

10,100	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,282,104

16,720	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	19,537,654

30,510	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/18	No Opt. Call	AA	35,048,668

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	AA–	7,674,840

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	AA–	2,117,980

2,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,110,580

41,690	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	48,283,274

3,080	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA+	3,212,625

470	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	490,915

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA	5,254,750
5,000	4.000%, 4/01/17	No Opt. Call	AA	5,402,900
6,845	5.000%, 4/01/18	No Opt. Call	AA	7,792,211

Nuveen Investments	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
$7,800	5.000%, 6/01/15	No Opt. Call	AA	$8,023,392
5,560	5.000%, 6/01/16	No Opt. Call	AA	5,973,664
4,100	5.000%, 6/01/17	No Opt. Call	AA	4,563,013
2,800	5.000%, 6/01/18	No Opt. Call	AA	3,201,744

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
4,370	5.000%, 6/01/20	6/16 at 100.00	AA	4,685,470
3,315	5.000%, 6/01/21	6/16 at 100.00	AA	3,546,818

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
5,000	5.000%, 6/01/19	6/15 at 100.00	AA	5,137,550
2,090	5.000%, 6/01/20	6/15 at 100.00	AA	2,147,203
3,105	5.000%, 6/01/20	6/16 at 100.00	AA	3,328,405
14,250	5.000%, 6/01/21	6/16 at 100.00	AA	15,255,908
1,500	5.000%, 6/01/21	6/17 at 100.00	AA	1,665,105
6,030	5.000%, 6/01/22	6/17 at 100.00	AA	6,688,898

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A-1, 5.000%, 1/01/17	No Opt. Call	AA	10,978,700

3,105	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	3,408,110

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,396,468

3,080	North Babylon Union Free School District, Suffolk County, New York, General Obligation Bonds, Refunding Series 2013, 3.000%, 1/15/15	No Opt. Call	Aa3	3,097,987

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	BBB+	583,590
500	5.000%, 7/01/27	7/24 at 100.00	BBB+	574,300

16,120	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	18,358,584

5,150	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 4.000%, 11/15/19	No Opt. Call	AA–	5,828,101

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,570	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,563,814
3,620	5.000%, 6/01/26	6/16 at 100.00	BB–	3,561,139

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,492,436
2,510	3.000%, 8/15/23	No Opt. Call	A	2,514,342
380,825	Total New York			422,911,041

	North Carolina – 1.1%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,189,510
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,221,975
2,090	5.000%, 3/01/18	No Opt. Call	AA	2,382,809

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
$5,500	5.000%, 3/01/16	No Opt. Call	AA+	$5,845,400
3,025	5.000%, 3/01/18	No Opt. Call	AA+	3,442,359

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/15	No Opt. Call	AAA	1,525,455
1,500	3.000%, 6/01/16	No Opt. Call	AAA	1,564,155
765	3.000%, 6/01/17	No Opt. Call	AAA	814,021

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA	2,687,173
3,290	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA	3,424,364
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	2,978,592

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,169,270
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,035,447

3,540	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	4,159,642

420	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012, 3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA+	427,132

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	279,725
38,495	Total North Carolina			42,147,029

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	BBB+	345,693
100	5.000%, 7/01/22	7/21 at 100.00	BBB+	113,586

4,365	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	4,774,306

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,051,450

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,191,472

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,837,495

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,449,906
15,765	Total North Dakota			16,763,908

	Ohio – 4.7%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,364,960
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,116,227

Nuveen Investments	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Refunding Series 2009:
$2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	A3	$2,255,054
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,916,643

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
9,515	5.000%, 6/01/15	No Opt. Call	Aaa	9,716,242
6,665	5.000%, 6/01/16	No Opt. Call	Aa1	7,020,578
3,495	5.000%, 6/01/17	No Opt. Call	A1	3,777,676

20,210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	16,926,279

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,586,790

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,731,248
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,790,789
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,866,046

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	5,245,340
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,565,938

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
500	4.000%, 6/15/17	No Opt. Call	Baa2	530,675
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,129,807
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,118,830

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,375,412
275	5.000%, 5/15/22	No Opt. Call	AA	328,336
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,200,440

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A–	1,846,224

	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A:
1,595	5.000%, 12/01/19 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	1,889,660
3,350	5.000%, 12/01/20 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	4,025,561
1,550	5.000%, 12/01/21 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	1,880,925
1,000	5.000%, 12/01/22 (WI/DD, Settling 11/19/14)	No Opt. Call	AA+	1,224,460

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,490	5.000%, 1/01/20	No Opt. Call	AA	2,926,397
1,700	5.000%, 1/01/23	No Opt. Call	AA	2,039,218

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,505,622

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16	No Opt. Call	BB+	1,037,500

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)
$2,000	5.000%, 2/15/17	No Opt. Call	BB+	$2,117,360
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,750,881
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,083,660
270	5.000%, 2/15/20	No Opt. Call	BB+	293,034
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,162,060

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	746,936
870	3.000%, 10/01/16	No Opt. Call	A1	905,644
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,185,536

11,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	11,724,272

2,440	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 0.000%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	2,482,822

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,536,160

1,415	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,448,918

4,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 4.000%, 5/01/16	No Opt. Call	AAA	4,221,440

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	8,109,106

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,835,976

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,162,246

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	898,950
500	5.000%, 1/01/18	No Opt. Call	Aa2	566,120

65	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	68,173

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,761,503

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,062,920

4,540	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Refunding Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	5,047,345

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,453,290

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	32,960
168,995	Total Ohio			181,596,189

Nuveen Investments	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 1.4%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
$1,420	4.000%, 9/01/18	No Opt. Call	A+	$1,557,754
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,577,768
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,036,654

5,500	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A	6,252,290

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
1,500	5.000%, 7/01/16	No Opt. Call	A+	1,612,020
520	5.000%, 7/01/17	No Opt. Call	A+	578,308
1,515	5.000%, 7/01/18	No Opt. Call	A+	1,725,858
2,145	5.000%, 7/01/19	No Opt. Call	A+	2,488,929

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,249,300
2,820	4.000%, 3/01/18	No Opt. Call	A+	3,082,965

1,850	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,875,438

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
210	4.000%, 9/01/17	No Opt. Call	A–	228,176
475	4.000%, 9/01/18	No Opt. Call	A–	522,011
525	5.000%, 9/01/19	No Opt. Call	A–	605,346
685	5.000%, 9/01/20	No Opt. Call	A–	798,881
745	5.000%, 9/01/21	No Opt. Call	A–	870,041

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
150	4.000%, 10/01/18	No Opt. Call	AA–	167,577
150	4.000%, 10/01/19	No Opt. Call	AA–	169,761
250	5.000%, 10/01/20	No Opt. Call	AA–	299,358
315	5.000%, 10/01/21	No Opt. Call	AA–	380,501

2,415	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA–	2,512,904

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	BBB+	1,019,420
1,200	4.500%, 6/01/16	6/15 at 100.00	BBB+	1,224,444

6,290	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	6,763,323

7,445	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,710,054

1,365	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,539,638
49,610	Total Oklahoma			54,848,719

	Oregon – 0.5%

2,575	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/22	No Opt. Call	AA+	2,958,546

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	$1,772,319

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,173,110

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A	2,299,420

10,450	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/16	5/15 at 100.00	Aa3	10,590,448
17,795	Total Oregon			18,793,843

	Pennsylvania – 5.5%

385	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.000%, 3/01/15	No Opt. Call	A2	388,684

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,985	5.000%, 5/01/15	No Opt. Call	Baa2	2,014,934
1,620	5.000%, 5/01/16	No Opt. Call	Baa2	1,686,128
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2	1,328,716

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	5,731,950

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	7,388,597
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	5,085,168

5,745	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,736,702

1,900	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21	11/18 at 100.00	Aa1	2,184,772

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,199,878

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,671,654

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	455,602
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+	20,400
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+	214,612
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	76,211

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	483,156
450	5.000%, 5/01/19	No Opt. Call	Baa3	504,198

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,010	4.000%, 12/01/16	No Opt. Call	A+	1,085,720
500	5.000%, 12/01/18	No Opt. Call	A+	579,925

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,838,051

Nuveen Investments	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R	$1,002,290

2,805	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	1/15 at 100.00	B+	2,806,403

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,799,144

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,359,937

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,166,972

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A	3,982,715

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/15 at 100.00	N/R	451,087

650	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	700,115

3,285	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 5.250%, 10/15/15	No Opt. Call	BBB+	3,405,297

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,500	5.000%, 7/01/15	No Opt. Call	Aaa	2,581,700
4,990	5.000%, 7/01/19	No Opt. Call	Aaa	5,869,088

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
20	5.000%, 1/01/20	No Opt. Call	Aaa	23,494
225	5.000%, 7/01/20	7/19 at 100.00	Aaa	263,410
5,725	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,445,606
23,760	5.000%, 1/01/22	7/17 at 100.00	Aaa	26,401,162
8,440	5.000%, 7/01/22	7/16 at 100.00	Aaa	9,068,611
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	16,583,805
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	13,686,811
15	5.000%, 7/01/23	1/15 at 100.00	Aaa	15,119

1,775	Pennsylvania Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,815,044

11,800	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	12,028,802

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B:
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,112,400
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,281,200

16,040	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	17,376,774

2,535	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,996,370

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	A+	10,792,300

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
$1,795	5.000%, 9/01/17	No Opt. Call	A+	$2,000,097
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,733,529

620	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	662,780

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
260	4.000%, 12/01/14	No Opt. Call	BBB–	260,676
1,205	4.000%, 12/01/16	No Opt. Call	BBB–	1,261,346

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,327,600

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA+	2,942,500
196,029	Total Pennsylvania			212,879,242

	Puerto Rico – 0.0%

150	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	155,303

	Rhode Island – 0.2%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	A3	786,618
1,165	5.000%, 7/01/20	No Opt. Call	A3	1,320,935
1,360	5.000%, 7/01/21	No Opt. Call	A3	1,548,346

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C:
450	4.000%, 9/15/16	No Opt. Call	A+	477,275
520	4.000%, 9/15/18	No Opt. Call	A+	573,123

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	2,097,800

520	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	1/15 at 100.00	A2	523,120
6,715	Total Rhode Island			7,327,217

	South Carolina – 0.9%

3,065	Cherokee County School District 1, South Carolina, General Obligation Bonds, Series 2013A, 4.000%, 3/01/15	No Opt. Call	Aa1	3,105,029

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,664,205
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,171,030

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	6,035,723

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	4,035,914
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,925,879

Nuveen Investments	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	$5,699,742

1,245	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,578,436

	South Carolina JOBS Economic Development Authority, Economic Development Revenue, FMU Student Housing, LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22 (WI/DD, Settling 11/12/14)	No Opt. Call	Baa3	1,156,068
1,035	5.000%, 8/01/24 (WI/DD, Settling 11/12/14)	No Opt. Call	Baa3	1,171,465

1,645	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	A–	1,656,548

1,660	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	1,753,508

1,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,200,970
32,700	Total South Carolina			36,154,517

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,655,492
770	3.000%, 11/01/18	No Opt. Call	A	810,517

1,320	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	1,370,490

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA	475,420

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	450,112
315	4.000%, 11/01/20	No Opt. Call	A+	355,194
500	4.000%, 11/01/21	No Opt. Call	A+	560,440
650	5.000%, 11/01/24	No Opt. Call	A+	784,778
5,935	Total South Dakota			6,462,443

	Tennessee – 1.0%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
425	2.000%, 12/01/14	No Opt. Call	AA+	425,667
225	2.000%, 12/01/15	No Opt. Call	AA+	229,313
225	2.000%, 12/01/16	No Opt. Call	AA+	232,191
710	4.000%, 12/01/20	No Opt. Call	AA+	807,206
740	4.000%, 12/01/21	No Opt. Call	AA+	843,126

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,182,255
2,500	5.000%, 1/01/20	No Opt. Call	A	2,913,100
1,500	4.000%, 1/01/21	No Opt. Call	A	1,676,895

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,390,776

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)
$250	3.000%, 11/01/18	No Opt. Call	BBB+	$261,145
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,165,904
810	4.000%, 11/01/20	No Opt. Call	BBB+	884,366
500	4.000%, 11/01/21	No Opt. Call	BBB+	544,470
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,183,470

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,570	5.000%, 7/01/21	No Opt. Call	A+	3,087,187
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,595,497

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	A	2,076,980
5,000	5.000%, 9/01/16	No Opt. Call	A	5,404,750
2,500	5.000%, 9/01/18	No Opt. Call	A	2,847,875

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,373,887

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,111,890

205	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	233,530

1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,516,088
35,875	Total Tennessee			39,987,568

	Texas – 6.1%

2,940	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,001,152

20,350	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	25,283,044

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,014,190
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,060,250

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA–	1,178,670
650	5.000%, 9/01/22	No Opt. Call	AA–	769,919

6,975	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,287,410

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,090,411
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,894,050

10,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding Bond Anticipation Note Series 2014A, 3.000%, 12/15/16	No Opt. Call	N/R	11,029,307

1,925	Grapevine, Tarrant County, Texas, Combination Tax and Tax Increment Reinvestment Zone Revenue, Refunding Series 2005A, 5.000%, 8/15/20 – NPFG Insured	2/15 at 100.00	AA+	1,951,700

Nuveen Investments	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	$3,654,510

6,010	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,011,266

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,572,285

1,780	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	2,157,645

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C:
3,900	5.000%, 5/15/20	No Opt. Call	AA	4,646,577
3,000	5.000%, 5/15/21	No Opt. Call	AA	3,614,610

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA+	13,387,622

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,403,982
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,192,506

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A	2,637,540

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, Saint Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,449,382
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,492,960

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,635	3.000%, 12/01/18	No Opt. Call	Baa2	1,652,805
1,510	4.000%, 12/01/21	No Opt. Call	Baa2	1,565,417

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	A–	5,781,633

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,690	5.000%, 8/15/19	No Opt. Call	Aa2	1,964,050
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,306,853
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,379,120
5,480	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,461,578

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	9,124,685

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	10,371,800

2,555	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	2,678,509

15,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	18,009,600

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	8,643,130

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,388,030

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Refunding Series 2014B:
$7,000	4.000%, 7/01/18	1/16 at 100.00	AAA	$7,276,640
5,000	4.000%, 1/01/19	7/15 at 100.00	AAA	5,117,850

6,535	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	6,972,714

	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A:
10,000	5.000%, 4/01/18	No Opt. Call	AAA	11,442,000
4,515	5.000%, 4/01/20	No Opt. Call	AAA	5,392,535

2,670	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	3,014,110

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,565	3.000%, 8/15/15	No Opt. Call	A	2,607,451
2,640	3.000%, 8/15/16	No Opt. Call	A	2,721,814
2,720	3.000%, 8/15/17	No Opt. Call	A	2,826,298
208,870	Total Texas			235,479,610

	Utah – 0.4%

4,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	AA–	4,077,160

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,144,340

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
550	5.000%, 9/01/15	No Opt. Call	A–	571,060
875	5.000%, 9/01/16	No Opt. Call	A–	943,101
500	5.000%, 9/01/17	No Opt. Call	A–	556,785
515	5.000%, 9/01/18	No Opt. Call	A–	587,497
625	5.000%, 9/01/19	No Opt. Call	A–	724,631
1,065	5.000%, 9/01/20	No Opt. Call	A–	1,248,255
2,065	5.000%, 9/01/21	No Opt. Call	A–	2,431,083
12,195	Total Utah			13,283,912

	Virgin Islands – 0.4%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,619,479
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,687,288
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,388,960
12,830	Total Virgin Islands			13,695,727

	Virginia – 0.3%

400	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 4.125%, 9/01/15	No Opt. Call	BBB	411,484

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,176,670

Nuveen Investments	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,500	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c, 0.700%, 11/01/35 (Mandatory put 12/01/16)	No Opt. Call	A2	$2,503,000

	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2014B:
1,025	5.000%, 2/01/19	No Opt. Call	AA+	1,193,674
1,135	5.000%, 2/01/20	No Opt. Call	AA+	1,346,564

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/15 at 100.00	N/R	1,754,988

2,750	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,807,613
10,560	Total Virginia			11,193,993

	Washington – 2.7%

1,700	Central Washington University, Washington, System Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/15	No Opt. Call	A1	1,732,334

4,135	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,553,834

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,261,876
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,774,425
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,496,046

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,269,460

1,015	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,208,236

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,268,600

10,600	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,625,544

3,500	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Specialty Chemical Products, LLC Project, Series 2007, 2.125%, 6/01/20	6/19 at 100.00	A–	3,583,510

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,614,482

	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C:
9,355	4.000%, 7/01/15	No Opt. Call	AA+	9,598,417
20,070	5.000%, 7/01/21	No Opt. Call	AA+	24,277,264

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	10,760,946

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,017,544

615	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	625,160
90,380	Total Washington			101,667,678

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.6%

$6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 0.000%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	$6,257,010

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,069,250

7,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,081,915

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	A3	1,161,160

435	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	482,976

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,430,276
22,135	Total West Virginia			22,482,587

	Wisconsin – 1.8%

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,109,581

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,317,160

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,490,500
5,000	5.000%, 7/15/18	No Opt. Call	A	5,586,500
5,680	5.000%, 7/15/19	No Opt. Call	A	6,406,699

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	3,202,901

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
540	4.000%, 8/15/17	No Opt. Call	AA–	591,062
1,105	5.000%, 8/15/18	No Opt. Call	AA–	1,274,187

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/15	No Opt. Call	A–	506,285

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconisin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,590,109
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,715,056
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,837,527
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,947,126

6,900	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	7,196,069

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16	No Opt. Call	AA	540,465
750	5.000%, 8/15/18	No Opt. Call	AA	851,678
315	5.000%, 8/15/20	No Opt. Call	AA	365,435
1,480	5.000%, 8/15/21	No Opt. Call	AA	1,725,177
55	5.000%, 8/15/23	8/22 at 100.00	AA	64,751

Nuveen Investments	183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18		8/16 at 100.00	A–	$2,195,960

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,680	5.250%, 5/01/20		5/19 at 100.00	AA–	7,844,848
1,425	5.750%, 5/01/29		5/19 at 100.00	AA–	1,700,524

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21		7/19 at 100.00	AA+	5,851,850
595	5.000%, 7/01/22		7/19 at 100.00	AA+	694,895
1,515	5.000%, 7/01/23		7/19 at 100.00	AA+	1,766,369

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
650	5.000%, 7/01/25		7/24 at 100.00	A1	784,739
1,000	5.000%, 7/01/26		7/24 at 100.00	A1	1,194,530
700	5.000%, 7/01/27		7/24 at 100.00	A1	829,941
60,610	Total Wisconsin				68,181,924
$3,447,153	Total Municipal Bonds (cost $3,668,700,416)				3,783,321,510

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$130	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$23,381

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	4,684
165	Total Corporate Bonds (cost $13,158)				28,065
	Total Long-Term Investments (cost $3,668,713,574)				3,783,349,575

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	MUNICIPAL BONDS – 0.9%

	Arkansas – 0.3%

$10,645	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Variable Rate Demand Obligations, Tender Option Bond Trust 3693Z, 0.140%, 3/01/15 – NPFG Insured (8)		No Opt. Call	VMIG-1	$10,645,000

	California – 0.0%

1,535	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	1,560,481

150	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	152,490

225	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)		No Opt. Call	N/R	228,735
1,910	Total California				1,941,706

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.2%

$6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.070%, 7/01/39 (8)	7/19 at 100.00	VMIG-1	$6,665,000

	Missouri – 0.4%

14,895	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.380%, 7/01/26 (8)	No Opt. Call	A-2	14,895,000
$34,115	Total Short-Term Investments (cost $34,115,000)			34,146,706
	Total Investments (cost $3,702,828,574) – 99.3%			3,817,496,281
	Other Assets Less Liabilities – 0.7%			25,487,939
	Net Assets – 100%			$3,842,984,220

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	185

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.8%

	MUNICIPAL BONDS – 96.8%

	Arizona – 3.8%

$1,000	Arizona Sports and Tourism Authority, Subordinate Tax Revenue Refunding Bonds, Professional Baseball Training Facilities Project, Series 2013, 5.000%, 7/01/15	No Opt. Call	A3	$1,021,860

1,175	Avondale, Arizona, Pledged Revenue Bonds, Refunding Series 2013, 2.000%, 7/01/15	No Opt. Call	AA	1,188,019

500	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	534,135

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,757,638

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	1.000%, 7/01/18	No Opt. Call	Aa1	1,547,085
1,775	1.000%, 7/01/19	No Opt. Call	Aa1	1,902,321

440	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	476,766

	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A:
1,000	5.000%, 7/01/16	No Opt. Call	A	1,073,890
1,940	5.000%, 7/01/17	No Opt. Call	A	2,152,896

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,137,686

6,055	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,737,338

1,495	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,663,890

1,090	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/16	No Opt. Call	AA	1,174,050

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	132,534
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	313,224

1,300	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,489,579

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,305,940

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	802,182

955	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	1,106,177

970	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,106,508

400	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	440,736

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$780	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	$893,240
27,500	Total Arizona			29,957,694

	Arkansas – 0.4%

2,910	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,340,826

	California – 8.3%

350	Azusa Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District & West End Redevelopment Project Areas, Series 2014A, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	378,504

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A:
495	2.250%, 9/01/15	No Opt. Call	N/R	499,762
480	3.000%, 9/01/16	No Opt. Call	N/R	494,026

1,125	Brea Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopement Project Area AB, Refunding Series 2013, 5.000%, 8/01/17	No Opt. Call	AA–	1,258,256

1,000	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Series 2005B, 5.250%, 7/01/16 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A+	1,033,010

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	A	841,976

495	California Health Facilities Financing Authority, Insured Refunding Revenue Bonds, Marshall Medical Center, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A	495,000

2,015	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,278,905

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	A	283,542

895	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Refunding Series 2013B, 5.000%, 11/01/14	No Opt. Call	BBB–	895,000

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A1	2,412,039

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A1	3,105,630

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,538,875

875	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	11/16 at 100.00	A	897,671

175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	175,662

250	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013, 2.000%, 9/01/15	No Opt. Call	N/R	252,303

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A–	1,480,752

2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+	2,308,170

Nuveen Investments	187

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	BBB+	$1,037,120

	Clovis, California, Water Revenue Bonds, Refudning Series 2013:
225	4.000%, 3/01/16 – BAM Insured	No Opt. Call	AA	235,098
250	4.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	268,810

1,000	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	1,090,570

	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A:
550	2.000%, 9/01/15	No Opt. Call	BBB+	556,716
500	4.000%, 9/01/17	No Opt. Call	BBB+	539,135

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
400	4.000%, 9/01/16	No Opt. Call	N/R	420,828
475	4.000%, 9/01/17	No Opt. Call	N/R	509,547

	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B:
1,275	4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,302,795
875	4.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	Baa1	917,753
905	4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	965,753

2,380	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A1	2,655,199

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Pre-refunded 3/01/15)	3/15 at 100.00	AA– (4)	2,534,375

685	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 12-1, Series 2012, 3.000%, 9/02/15	No Opt. Call	BBB+	699,967

780	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 13-1, Series 2013, 2.000%, 9/02/15	No Opt. Call	BBB–	787,839

685	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Community Facilities District 88-3, Series 2013B, 2.000%, 9/01/15	No Opt. Call	N/R	691,864

1,440	Lee Lake Public Financing Authority, California, Senior Lien Revenue Bonds, Refunding Series 2013A, 4.000%, 9/01/15	No Opt. Call	BBB	1,481,501

3,425	Los Angeles County Redevelopment Authority, California, Tax Allocation Revenue Bonds, Various Redevelopment Project Areas, Refunding Series 2013D, 5.000%, 9/01/16	No Opt. Call	A–	3,698,521

1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa2	1,151,260

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	539,695

2,500	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Central District Redevelopment Project, Subordinate Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	A–	2,596,800

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, RefundingSeries 2013:
450	3.000%, 10/01/15	No Opt. Call	A	460,692
320	3.000%, 10/01/16	No Opt. Call	A	333,923
360	3.000%, 10/01/17	No Opt. Call	A	380,214
300	4.000%, 10/01/18	No Opt. Call	A	328,719

2,145	Patterson Public Finance Authority, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 3.000%, 9/01/16	No Opt. Call	N/R	2,189,616

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	$575,405

	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A:
1,005	3.000%, 9/01/15	No Opt. Call	BBB+	1,025,613
550	3.000%, 9/01/16	No Opt. Call	BBB+	571,951

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	475,776

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	A	309,600
350	4.000%, 3/01/18	No Opt. Call	A	381,654

600	San Bernardino City Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013A, 5.000%, 8/01/17	No Opt. Call	A	671,070

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
200	5.000%, 8/01/17	No Opt. Call	BBB+	221,364
300	5.000%, 8/01/18	No Opt. Call	BBB+	339,369

1,000	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2002, 3.000%, 8/01/15	No Opt. Call	N/R	1,018,240

	Santa Cruz County Redevelopment Successor Agency, Tax Allocation Bonds, Refunding Series 2014:
1,000	5.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	1,114,260
600	5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	685,350

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+	888,798

580	Successor Agency to the Redevelopment Agency of the City of San Pablo, Tax Allocation Refunding Bonds, Series 2014A, 4.000%, 6/15/17 – AGM Insured	No Opt. Call	AA	629,700

880	Successor Agency to the Richmond Community Development Agency, California, Tax Allocation Refunding Bonds, Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	954,606

280	Twin Rivers Unified School District, County of Sacramento and County of Placer, California, General Obligation Refunding Bonds, Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	310,926

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,123,757

	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Series 2014:
885	3.000%, 10/01/16 – BAM Insured	No Opt. Call	AA	922,905
425	3.000%, 10/01/17 – BAM Insured	No Opt. Call	AA	448,864
260	4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	287,136

	West Kern Water District, California, Certificates of Participation, Series 2011:
860	3.000%, 6/01/15	No Opt. Call	AA–	872,952
600	3.000%, 6/01/16	No Opt. Call	AA–	621,834

1,580	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 3.000%, 9/01/15	No Opt. Call	N/R	1,591,076
62,460	Total California			66,045,599

Nuveen Investments	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 3.3%

$1,000	Broomfield, Colorado, Water Activity Enterprise, Water Revenue Bonds, Series 2012, 4.000%, 12/01/16	No Opt. Call	A1	$1,072,150

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
175	3.000%, 6/01/15	No Opt. Call	A	177,181
250	3.000%, 6/01/16	No Opt. Call	A	256,948

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A	178,169

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A	314,916

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Refunding & Improvement Series 2014:
610	2.000%, 12/01/16	No Opt. Call	A	624,024
375	3.000%, 12/01/17	No Opt. Call	A	394,549
250	3.000%, 12/01/18	No Opt. Call	A	263,218

460	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	495,112

4,095	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	A+	4,225,590

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 4.000%, 1/01/15	No Opt. Call	N/R	501,170

3,950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Pre-refunded 12/01/14)	12/14 at 100.00	A3 (4)	3,966,037

505	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 4.000%, 1/01/15	No Opt. Call	BB+	507,020

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	856,682

	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013:
390	3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	401,162
600	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	641,004

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	388,061

520	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	549,052

540	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	591,397

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A:
250	4.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A	259,988
250	5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	272,740

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
100	3.000%, 11/15/15	No Opt. Call	A	102,904
475	4.000%, 11/15/16	No Opt. Call	A	508,635
375	5.000%, 11/15/17	No Opt. Call	A	422,404

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,925	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	$2,094,477

355	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	339,100

345	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	349,195

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,271,756

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	738,490
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,034,305

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	493,627
490	3.000%, 12/01/16	No Opt. Call	A	514,289
510	3.000%, 12/01/17	No Opt. Call	A	541,768

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	240,123

450	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 3.000%, 12/01/14	No Opt. Call	A	450,927
25,135	Total Colorado			26,038,170

	Connecticut – 1.1%

1,490	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Series 1996A, 1.550%, 5/01/31 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,496,750

765	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 4.000%, 7/01/15	No Opt. Call	BBB+	779,918

535	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 4.000%, 7/01/16	No Opt. Call	A	564,291

5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.350%, 7/01/42 (Mandatory put 7/21/16)	No Opt. Call	AAA	5,570,913
8,270	Total Connecticut			8,411,872

	Delaware – 0.0%

225	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 4.000%, 7/01/15	No Opt. Call	BBB–	228,654

	District of Columbia – 0.9%

325	District of Columbia, Revenue Bonds, Association of Amercian Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	339,141

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Isssue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,778,624

3,500	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,918,565

760	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	792,672
6,185	Total District of Columbia			6,829,002

Nuveen Investments	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 5.8%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
$300	3.000%, 11/15/16	No Opt. Call	BBB	$308,712
600	4.000%, 11/15/17	No Opt. Call	BBB	635,484

1,400	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,456,294

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A–1:
1,855	6.000%, 6/01/16	No Opt. Call	A+	2,016,200
1,375	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	1,474,756

5,495	Citizens Property Insurance Corporation, Florida, High–Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,649,410

1,310	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,347,047

	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,200	1.000%, 5/01/15	No Opt. Call	BBB	1,199,700
1,220	1.500%, 5/01/16	No Opt. Call	BBB	1,222,708
1,240	1.750%, 5/01/17	No Opt. Call	BBB	1,241,835

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	Baa1	817,594

4,200	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,499,502

850	Florida Higher Educational Facilities Financing Authority, Revenue and Revenue Refunding Bonds, University of Tampa Project, Series 2012A, 4.000%, 4/01/15	No Opt. Call	BBB+	861,178

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
220	4.000%, 4/01/15	No Opt. Call	Baa1	222,893
480	4.000%, 4/01/16	No Opt. Call	Baa1	498,994

750	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/16	No Opt. Call	BBB+	797,160

	Hernando County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2013A:
450	3.000%, 6/01/15	No Opt. Call	Aa3	457,079
440	4.000%, 6/01/17	No Opt. Call	Aa3	475,728

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	Aa2	1,049,280

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	Aa2	2,186,620

1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,146,390

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,095,100

3,305	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A–	3,681,175

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
750	5.000%, 7/01/16	No Opt. Call	A–	806,663
500	5.000%, 7/01/17	No Opt. Call	A–	556,065

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
$1,000	3.000%, 12/01/16	No Opt. Call	BBB	$1,043,340
1,000	3.000%, 12/01/17	No Opt. Call	BBB	1,052,650

730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15	No Opt. Call	BBB+	751,287

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,221,236
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,120,314

305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	313,653

	Saint Lucie County, Florida, Sales Tax Revenue Bonds, Refunding Series 2013A:
370	4.000%, 10/01/15 – AGM Insured	No Opt. Call	AA	382,225
585	4.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	621,802

790	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/18 – NPFG Insured	5/16 at 100.00	AA–	842,535

	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A:
100	3.000%, 7/01/15	No Opt. Call	A3	101,601
265	4.000%, 7/01/17	No Opt. Call	A3	285,137

1,670	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18 (WI/DD, Settling 11/05/14)	No Opt. Call	A3	1,819,632

1,275	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA	1,319,459
44,035	Total Florida			46,578,438

	Georgia – 1.3%

2,450	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A	2,519,188

500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	503,200

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,276,160

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	536,988
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,051,125
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,153,953

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A	1,014,030
9,850	Total Georgia			10,054,644

	Guam – 0.1%

1,000	Guam International Airport Authority, Revenue Bonds, Series 2013B, 4.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	1,031,120

Nuveen Investments	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 6.9%

$1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18 (ETM)	No Opt. Call	Aa1 (4)	$1,498,142

680	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	693,022

2,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	2,016,280

1,150	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012B, 4.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,157,441

715	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2004B, 5.250%, 1/01/16 – NPFG Insured	No Opt. Call	AA	756,055

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	A1	1,102,774

2,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 0.000%, 7/01/42	No Opt. Call	A	2,020,920

4,955	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	AA–	5,034,082

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,062,360
500	5.000%, 10/01/19	No Opt. Call	BBB	562,155

310	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	346,806

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	251,771

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	539,150

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,320,654

1,125	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 5.000%, 11/01/14	No Opt. Call	A+	1,125,000

360	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.000%, 8/15/15	No Opt. Call	AA	371,030

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	1/15 at 100.00	N/R	3

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (5)	No Opt. Call	N/R	7

	Illinois State, General Obligation Bonds, February Series 2014:
2,550	4.000%, 2/01/18	No Opt. Call	A–	2,746,580
1,100	5.000%, 2/01/19	No Opt. Call	A–	1,226,764
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,403,125

2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	A–	2,185,180

1,295	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	1,304,790

1,610	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	A–	1,770,823

700	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A–	718,263

940	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	947,106

5,905	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	6,207,572

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,575	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 4.000%, 6/15/15	No Opt. Call	AAA	$3,661,444

2,600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,944,084

1,560	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – SYNCORA GTY Insured	No Opt. Call	AA–	1,617,798

520	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 2.000%, 1/01/15 – AGM Insured	No Opt. Call	A2	521,399

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
155	2.000%, 3/01/16 – AGM Insured	No Opt. Call	AA	157,258
475	3.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	492,703

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	525,442
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	554,517

250	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	257,320

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,888,935

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
350	5.000%, 1/01/16	No Opt. Call	AA–	367,896
360	5.000%, 1/01/17	No Opt. Call	AA–	391,882

	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A:
1,120	4.000%, 12/30/14 – AGM Insured	No Opt. Call	A2	1,126,675
885	4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	919,037

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA	396,766
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA	474,867
52,965	Total Illinois			54,665,878

	Indiana – 3.9%

	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B:
1,120	5.000%, 1/15/18	No Opt. Call	AA+	1,263,371
1,045	5.000%, 7/15/18	No Opt. Call	AA+	1,193,275

1,570	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/16	No Opt. Call	BBB	1,653,885

895	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA–	1,002,525

1,605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,732,870

410	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	471,808

1,090	Indiana Health and Educational Facility Financing Authority, Educational Facilities Revenue Bonds, University of Indianapolis, Refunding Series 2007, 5.000%, 10/01/15	No Opt. Call	A–	1,137,164

Nuveen Investments	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,100	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA	$1,139,171

1,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007L, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	1,504,867

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA	3,472,369

840	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 2.000%, 10/01/15	No Opt. Call	A	852,978

5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	6,123,300

650	Jasper Hospital Authority, Indiana, Revenue and Refunding Bonds, Memorial Hospital and Health Care Center Project, Series 2013, 3.000%, 11/01/15	No Opt. Call	A–	665,373

1,000	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 3.000%, 12/01/14	No Opt. Call	Baa1	1,001,870

610	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/15	No Opt. Call	Baa1	615,978

	Plainfield Community High School Building Corporation, Hendricks County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Refunding Series 2014:
500	4.000%, 1/15/17	No Opt. Call	AA+	537,960
600	4.000%, 1/15/18	No Opt. Call	AA+	660,522

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 0.000%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	Baa1	6,034,620

285	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 3.000%, 2/01/17	No Opt. Call	A	298,677
29,155	Total Indiana			31,362,583

	Iowa – 1.3%

500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 4.000%, 6/15/15	No Opt. Call	A2	510,575

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,233,180
2,495	5.000%, 7/01/20	No Opt. Call	A1	2,920,323

290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	310,491

1,565	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-1, 3.100%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A	1,567,066

	Johnston Community School District, Iowa, School Infrastructure Sales, Sericves and Use Tax Revenue Bonds, Series 2014:
1,170	4.000%, 7/01/17 – AGC Insured	No Opt. Call	AA	1,262,290
1,130	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,296,867

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,128,542
9,390	Total Iowa			10,229,334

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.7%

$1,100	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.000%, 11/15/15	No Opt. Call	A2	$1,148,906

500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A+	519,560

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15 (ETM)	No Opt. Call	N/R (4)	1,050,520

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14 (ETM)	No Opt. Call	N/R (4)	1,001,900
1,000	5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,094,440

500	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	553,305
5,100	Total Kansas			5,368,631

	Kentucky – 1.3%

2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	2,774,725

2,070	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,285,301

1,000	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A+	1,064,350

1,100	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A+	1,270,896

1,365	Louisville-Jefferson County Metro Government, Kentucky, Mortgage Revenue Bonds, Refunding & Improvement, University of Louisville Papa John’s Cardinal Stadium Project, Series 2008A, 5.000%, 3/01/18	No Opt. Call	AA–	1,553,479

1,270	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	1,291,666

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A–	516,805
9,805	Total Kentucky			10,757,222

	Louisiana – 1.4%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	319,356
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	326,683

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	261,480
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	529,365

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
1,280	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	1,315,661
1,995	5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	2,135,249

Nuveen Investments	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	$1,354,225

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilties Corporation – Phase I Project, Series 2012, 3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	1,037,960

1,110	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	A	1,240,703

1,100	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	1,154,659

1,350	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 4.000%, 12/01/15	No Opt. Call	A3	1,401,030
10,465	Total Louisiana			11,076,371

	Maine – 0.1%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	3.000%, 7/01/16	No Opt. Call	BBB+	518,385
535	3.000%, 7/01/17	No Opt. Call	BBB+	561,852
1,035	Total Maine			1,080,237

	Maryland – 0.1%

280	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	Baa3	285,662

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	408,795

220	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 3.000%, 7/01/15	No Opt. Call	Baa1	223,403
905	Total Maryland			917,860

	Massachusetts – 1.1%

300	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2013F, 3.000%, 7/01/15	No Opt. Call	A+	305,523

1,425	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-4, 5.000%, 7/01/35 (Mandatory put 1/14/16)	No Opt. Call	AA	1,504,829

1,555	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	1,613,981

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
600	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	638,148
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,618,665
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,307,723

357	Massachusetts Housing Finance Agency, Construction Loan Notes, Series 2012F, 0.650%, 12/01/14	No Opt. Call	Aa3	357,093

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,164,250
7,992	Total Massachusetts			8,510,212

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 2.2%

$1,250	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	$1,265,888

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa2	257,153
750	5.000%, 5/01/18	No Opt. Call	Aa2	849,113

475	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/15	No Opt. Call	BBB–	490,870

965	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	1,040,753

430	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A, 4.000%, 5/15/15	No Opt. Call	A2	436,717

500	Lake Superior State University Board of Trustees, Michigan, General Revenue Refunding Bonds, Series 2012, 2.000%, 11/15/14 – AGM Insured	No Opt. Call	AA	500,300

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,073,340

525	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, School Building & Site Series 2013I, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	543,160

2,090	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,282,343

1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 0.000%, 11/15/47	No Opt. Call	AA+	1,013,490

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	Aa2	1,158,650

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,737,735

1,000	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/18 (WI/DD, Settling 11/18/14)	No Opt. Call	Aa2	1,136,710

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	221,752

1,350	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,419,525

1,225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,333,339

500	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 3.625%, 11/15/14 – AGM Insured	No Opt. Call	AA	500,650

500	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	560,955
16,510	Total Michigan			17,822,443

	Minnesota – 5.8%

2,805	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/17	No Opt. Call	AA+	3,108,192

Nuveen Investments	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
$325	2.000%, 12/01/15	No Opt. Call	AA	$329,505
360	3.000%, 12/01/16	No Opt. Call	AA	374,857
360	3.000%, 12/01/17	No Opt. Call	AA	378,490
365	3.000%, 12/01/18	No Opt. Call	AA	386,031

655	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A–	733,731

585	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy PRoject, Series 2013A, 1.900%, 7/01/15	No Opt. Call	BBB–	585,421

3,020	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, Crossover School Building Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	3,334,261

2,910	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2013C, 5.000%, 2/01/16	No Opt. Call	AA+	3,081,545

2,985	Minneapolis Special School District 1, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,380,960

1,365	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Greenway Heights Family Housing Project, Series 2014B, 3.000%, 7/15/15	1/15 at 100.00	N/R	1,365,287

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB+	2,700,900

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
400	2.250%, 11/15/14	No Opt. Call	N/R	400,080
705	2.600%, 11/15/15	No Opt. Call	N/R	708,814

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,521,075

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014B:
800	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	A	858,552
600	5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A	675,522

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA	1,352,168

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
200	1.250%, 5/01/16	No Opt. Call	Baa3	200,396
215	1.550%, 5/01/17	No Opt. Call	Baa3	215,026
300	2.000%, 5/01/18	No Opt. Call	Baa3	301,167

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	940,685
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,122,904

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	3.000%, 12/01/14	No Opt. Call	Baa2	200,352
210	3.000%, 12/01/15	No Opt. Call	Baa2	214,391

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
450	4.000%, 10/01/15	No Opt. Call	Baa1	463,626
650	4.000%, 10/01/16	No Opt. Call	Baa1	686,537

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,115	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	$1,216,967

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/16	No Opt. Call	A2	1,064,320

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AA+	4,217,109

1,210	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,366,344

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
135	2.250%, 12/01/15	No Opt. Call	BBB–	135,706
320	2.500%, 12/01/16	No Opt. Call	BBB–	322,528
220	3.000%, 12/01/17	No Opt. Call	BBB–	224,435

120	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 0.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	134,431

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,023,890

2,380	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	2,622,831

	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013:
235	4.000%, 1/01/15	No Opt. Call	N/R	235,698
300	4.000%, 1/01/16	No Opt. Call	N/R	305,361

545	Shakopee Independent School District 720, Scott County, Minnesota, Certificates of Participation, Series 2013B, 2.000%, 2/01/17	No Opt. Call	Aa3	559,404

1,280	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/17	No Opt. Call	Aa2	1,352,422

	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
655	3.000%, 9/01/15	No Opt. Call	A	669,259
450	5.000%, 9/01/17	No Opt. Call	A	502,920
43,375	Total Minnesota			46,574,100

	Mississippi – 0.5%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	801,480

3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA	3,316,296
4,035	Total Mississippi			4,117,776

	Missouri – 4.7%

	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A:
2,570	4.000%, 10/01/16	No Opt. Call	AA+	2,749,026
1,565	5.000%, 10/01/18	No Opt. Call	AA+	1,813,647

Nuveen Investments	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
$1,000	3.000%, 8/01/15	No Opt. Call	A	$1,016,570
1,000	4.000%, 8/01/17	No Opt. Call	A	1,073,900

1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,083,170

1,560	Cole County, Missouri, Certificates of Participation, Refunding Jail Project Series 2014, 4.000%, 12/01/17	No Opt. Call	Aa3	1,705,220

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A:
275	5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	310,813
160	5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	180,837

2,295	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2006, 5.000%, 3/01/18	No Opt. Call	AA+	2,530,031

205	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	218,161

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
500	3.000%, 3/01/16	No Opt. Call	N/R	511,020
250	3.000%, 3/01/17	No Opt. Call	N/R	257,095
1,000	3.000%, 3/01/18	No Opt. Call	N/R	1,024,240

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,397,188

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,060,680

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
360	3.000%, 5/01/16	No Opt. Call	BBB+	371,340
995	5.000%, 5/01/17	No Opt. Call	BBB+	1,086,013

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
480	3.000%, 10/01/15	No Opt. Call	BBB–	488,424
495	3.000%, 10/01/16	No Opt. Call	BBB–	507,504

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012:
1,245	5.000%, 2/15/15	No Opt. Call	BBB+	1,260,861
555	5.000%, 2/15/17	No Opt. Call	BBB+	603,851

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/16	No Opt. Call	BBB+	759,074

255	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	276,224

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,550,259

595	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	620,430

175	Northeast Public Sewer District, Jefferson County, Missouri, Sewerage System Revenue Bonds, Refunding Series 2014, 4.000%, 1/01/15	No Opt. Call	A+	176,089

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$830	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	$844,459

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	582,587

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	480,366

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
500	4.000%, 7/01/15	No Opt. Call	A–	512,260
890	5.000%, 7/01/16	No Opt. Call	A–	954,756

250	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	250,105

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	577,647

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/16 at 100.00	A–	1,514,355

785	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	908,630

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	979,612

1,500	State of Missouri, Certificates of Participation, Refunding, Series 2011A, 1.500%, 10/01/15	No Opt. Call	AA+	1,518,120

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	540,010
35,160	Total Missouri			37,294,574

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	2,001,400

	Nebraska – 1.2%

310	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	359,997

	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
800	3.000%, 5/15/16	No Opt. Call	BBB+	829,248
360	4.000%, 5/15/17	No Opt. Call	BBB+	387,533

940	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	973,896

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,154,419

2,000	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2012C, 5.000%, 1/01/16	No Opt. Call	A1	2,112,180

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,142,670

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,364,514

Nuveen Investments	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,125	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	$1,132,313
8,895	Total Nebraska			9,456,770

	Nevada – 1.3%

	City of Henderson, Nevada, Local Improvement District No. T-4C Green Valley Properties, Limited Obligation Bonds, Refunding Series 2014:
1,630	4.000%, 11/01/17	No Opt. Call	N/R	1,759,667
1,135	4.000%, 11/01/18	No Opt. Call	N/R	1,238,455

5,020	Clark County, Nevada, Airport Revenue Bonds, junior Lien Series 2014B-1, 5.000%, 7/01/18	No Opt. Call	A	5,740,119

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
480	2.000%, 6/01/15	No Opt. Call	N/R	479,971
325	3.000%, 6/01/16	No Opt. Call	N/R	327,958

1,150	Reno, Nevada, General Obligation Bonds, Medium Tern Various Purpose Series 2013B, 4.000%, 6/01/16	No Opt. Call	A1	1,206,500
9,740	Total Nevada			10,752,670

	New Jersey – 4.0%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,000	5.000%, 2/15/17 (WI/DD, Settling 11/18/14)	No Opt. Call	BBB	1,089,690
1,000	5.000%, 2/15/18 (WI/DD, Settling 11/18/14)	No Opt. Call	BBB	1,117,790

1,350	New Jersey Economic Development Authority, Solid Waste Revenue Bonds, Waste Management Inc., Series 2004A, 5.300%, 6/01/15 (Alternative Minimum Tax)	No Opt. Call	A–	1,350,459

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
2,615	4.000%, 7/01/15	No Opt. Call	BBB+	2,674,491
3,450	2.000%, 7/01/16	No Opt. Call	BBB+	3,512,894
500	5.000%, 7/01/17	No Opt. Call	BBB+	549,640

4,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	A–	4,383,493

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,015,560

1,285	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	AA	1,289,022

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,167,800

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,500	5.000%, 9/15/17	No Opt. Call	A	1,658,340
2,000	5.000%, 9/15/18	No Opt. Call	A	2,266,520

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A2	3,513,757

2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 3.000%, 5/01/15	No Opt. Call	AA–	2,028,500

90	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	89,295
30,140	Total New Jersey			31,707,251

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.9%

$4,910	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	$5,691,967

	Taos County, New Mexico, Gross Receipts Tax Revenue Bonds, County Education Improvement Series 2013:
750	2.000%, 4/01/15 – BAM Insured	No Opt. Call	AA	753,938
750	3.000%, 4/01/16 – BAM Insured	No Opt. Call	AA	770,565
6,410	Total New Mexico			7,216,470

	New York – 9.3%

380	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	383,473

5,000	Chautauqua County Capital resource Corporation, New York, Revenue Refunding Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,034,500

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BB+	1,342,536

1,375	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,588,579

2,165	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,466,195

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,657,680

1,750	Long Beach, New York, General Obligation Bonds, Bond Anticipation Note Series 2014, 2.250%, 2/18/15	No Opt. Call	N/R	1,754,113

1,225	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	1,212,664

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 4.000%, 5/01/15 (ETM)	No Opt. Call	A– (4)	152,895

450	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	BBB+	473,742

2,660	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2014, 2.250%, 1/15/15	No Opt. Call	N/R	2,662,633

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,317,280

8,300	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	9,271,432

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,297,520

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A3	2,010,780

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,794,350

900	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 4.000%, 1/01/15	No Opt. Call	A	905,733

1,920	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,223,648

Nuveen Investments	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Niagara Falls,New York, General Obligation Bonds, Series 2014:
$1,000	2.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	$1,020,650
620	2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	630,968

1,150	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 4.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,235,181

1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,675,275

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,880,200

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,937,255

7,050	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Second Series 2012, 5.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	7,357,380

1,125	Rockland County, New York, General Obligation Bonds, Series 2014A, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,232,325

1,275	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	1,278,608

1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	1,472,954

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 2.000%, 1/01/16	No Opt. Call	BBB	453,947

2,000	Westchester County, New York, General Obligation Bonds, Series 2013B, 4.000%, 7/01/15	No Opt. Call	AAA	2,052,180

1,250	Yonkers, New York, General Obligation Refunding Bonds, Series 2012A, 4.000%, 7/01/15	No Opt. Call	A	1,281,075
68,445	Total New York			74,057,751

	North Carolina – 0.2%

625	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 4.000%, 10/01/15	No Opt. Call	A+	646,413

985	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/15	No Opt. Call	BBB	1,009,330
1,610	Total North Carolina			1,655,743

	North Dakota – 1.1%

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,218,722

300	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A, 2.000%, 3/01/15	No Opt. Call	A	301,266

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,837,495

	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A:
1,000	3.000%, 5/01/15 – AGM Insured	No Opt. Call	AA	1,006,290
1,000	3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	1,034,290
8,175	Total North Dakota			8,398,063

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.6%

$1,805	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2011A, 5.000%, 12/01/16	No Opt. Call	Aa2	$1,974,832

375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A–	401,464

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	724,504

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	7,111,336

595	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2008C, 5.000%, 12/01/17	No Opt. Call	AA–	673,713

485	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	496,625

320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.000%, 12/01/16	No Opt. Call	A	348,592

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18	No Opt. Call	A–	1,131,420

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,124,220

1,035	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2014A, 4.000%, 4/01/18	No Opt. Call	AA	1,142,174

1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	1,954,500

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	1,062,990

465	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A, 4.000%, 1/15/16	No Opt. Call	A	483,865

1,170	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,328,114

1,000	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	A	1,016,010
19,655	Total Ohio			20,974,359

	Oklahoma – 1.5%

2,765	Canadian County Independent School District 69, Mustang, Oaklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,855,139

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013:
2,550	5.000%, 6/01/15	No Opt. Call	A	2,621,655
870	5.000%, 6/01/16	No Opt. Call	A	932,040

2,215	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/18	No Opt. Call	A+	2,523,284

1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	1,147,350

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,069,500
11,400	Total Oklahoma			12,148,968

Nuveen Investments	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 1.3%

$1,500	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Deferred Interest Series 2014A, 0.000%, 6/15/18	No Opt. Call	AA+	$1,435,935

	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013:
475	3.000%, 11/01/15	No Opt. Call	A1	487,160
1,000	3.000%, 11/01/16	No Opt. Call	A1	1,045,150

660	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/15	No Opt. Call	A–	677,015

880	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A, 4.000%, 9/15/15	No Opt. Call	Baa2	903,030

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	2,951,403

360	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 2.000%, 12/01/14	No Opt. Call	BBB	360,364

1,930	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	2,146,951
9,655	Total Oregon			10,007,008

	Pennsylvania – 4.4%

1,390	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,467,618

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,196,585

800	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2014, 4.000%, 8/01/18	No Opt. Call	A+	890,184

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
300	2.000%, 7/01/17	No Opt. Call	BBB–	302,343
500	2.250%, 7/01/18	No Opt. Call	BBB–	503,735

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
350	3.000%, 12/15/17	No Opt. Call	AA	371,504
300	3.000%, 12/15/18	No Opt. Call	AA	320,190

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
125	4.000%, 6/01/15	No Opt. Call	Baa3	127,348
180	4.000%, 6/01/16	No Opt. Call	Baa3	188,005
185	4.000%, 6/01/17	No Opt. Call	Baa3	195,932
250	4.000%, 6/01/18	No Opt. Call	Baa3	266,413

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
360	3.000%, 5/01/15	No Opt. Call	BBB	363,449
300	5.000%, 5/01/16	No Opt. Call	BBB	315,090
1,000	5.000%, 5/01/18	No Opt. Call	BBB	1,074,720

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 0.000%, 5/01/25 (Mandatory put 5/01/18)	11/17 at 100.00	Aa3	999,920

208	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,465	Marion Center Area School District, Indiana County, Pennsylvania, General Obligation Bonds, Refunding Series 2013, 2.000%, 9/01/16	No Opt. Call	A	$1,504,174

1,300	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2010A, 0.370%, 4/01/19 (Mandatory put 1/02/15) (Alternative Minimum Tax)	No Opt. Call	BBB+	1,300,078

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Series 2014, 0.000%, 6/01/44 (Alternative Minimum Tax)	No Opt. Call	BBB+	3,000,120

420	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	425,174

840	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	869,593

320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 3.000%, 7/01/15	No Opt. Call	BBB+	324,314

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A:
275	4.000%, 7/15/15	No Opt. Call	A–	281,611
825	5.000%, 7/15/17	No Opt. Call	A–	910,808

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
610	2.000%, 7/01/15	No Opt. Call	BBB–	610,720
540	3.000%, 7/01/16	No Opt. Call	BBB–	547,555
640	3.000%, 7/01/17	No Opt. Call	BBB–	652,365

300	Pennsylvania Higher Educational Facilities Authority, Widener University Revenue Bonds, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	323,571

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,471,406

1,070	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Eighth Series 2009A, 5.000%, 8/01/16	No Opt. Call	A–	1,146,462

1,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	A1	1,145,010

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,414,141

2,880	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	3,348,576

1,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013A, 4.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	1,065,710

540	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA	541,382

250	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/18 (WI/DD, Settling 11/10/14)	No Opt. Call	Aa3	285,030

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,090	3.000%, 10/01/17	No Opt. Call	AA	1,149,111
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,378,668

Nuveen Investments	209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
$1,385	4.000%, 8/01/15	No Opt. Call	BBB+	$1,409,154
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,497,586
33,225	Total Pennsylvania			35,185,355

	Rhode Island – 0.5%

270	Rhode Isalnd Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	281,354

1,025	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013C, 4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	A3	1,048,524

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	700,824
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,134,413

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	260,275
555	3.000%, 9/15/17	No Opt. Call	A1	586,241

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	259,015
4,020	Total Rhode Island			4,270,646

	South Carolina – 0.9%

2,390	Charleston County, South Carolina, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	AAA	2,749,671

1,010	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	1,044,461

590	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	A–	594,142

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	514,600

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,520	3.000%, 8/01/15	No Opt. Call	BBB+	1,542,070
1,000	5.000%, 8/01/16	No Opt. Call	BBB+	1,061,730
7,010	Total South Carolina			7,506,674

	South Dakota – 0.6%

1,000	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA–	1,101,340

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,360,580

500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	537,065

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	758,309

210	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$1,225	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	$1,235,817
4,760	Total South Dakota			4,993,111

	Tennessee – 1.6%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,072,940

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,524,329

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,000	2.000%, 11/01/14	No Opt. Call	BBB+	1,000,000
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,061,519
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,034,620

1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 3.750%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/16 at 102.00	A–	1,502,400

500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 4.000%, 7/01/15	No Opt. Call	AA	513,010

700	Metropolitan Government of Nashville-Daviston County, Tennessee, Electric System Revenue Bonds, Series 2014A, 5.000%, 5/15/18	No Opt. Call	AA+	801,493

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	1,928,160

1,710	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	1,914,174
11,550	Total Tennessee			12,352,645

	Texas – 4.3%

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
870	4.000%, 9/01/17	No Opt. Call	AA–	944,794
1,000	4.000%, 9/01/18	No Opt. Call	AA–	1,104,230

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,089,790

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,272,400

1,300	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,494,974

1,920	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding Bond Anticipation Note Series 2014A, 3.000%, 12/15/16	No Opt. Call	N/R	2,022,566

645	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A+	727,683

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	868,376

1,000	Harrison County Health Facilities Development Corporation, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BB–	1,001,790

Nuveen Investments	211

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$310	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	$354,640

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	574,545

2,620	Longview Independent School District, Gregg County, Texas, General Obligation Bonds, School Building Series 2008, 0.000%, 2/15/16	No Opt. Call	AAA	2,607,974

1,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Baa2	1,010,890

2,005	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–	2,016,649

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A:
125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	135,305
300	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	326,637

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA	1,465,114
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA	1,333,685
1,425	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,582,634

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013:
730	3.000%, 9/01/15	No Opt. Call	A2	744,126
490	4.000%, 9/01/16	No Opt. Call	A2	518,008

400	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/15	No Opt. Call	Aa3	414,640

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,230,910

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,343,400

2,830	Texas State, General Obligation Bonds, Public Financing Authority, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	AAA	3,194,730
31,955	Total Texas			34,380,490

	Utah – 0.8%

2,325	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	2,665,775

4,000	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2014A, 1.350%, 6/15/17	12/16 at 100.00	A+	4,043,120
6,325	Total Utah			6,708,895

	Vermont – 0.1%

745	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	755,639

	Virgin Islands – 0.9%

360	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/15 – FGIC Insured	No Opt. Call	AA–	373,291

212	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$5,315	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	$5,529,992

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB	1,169,074
6,710	Total Virgin Islands			7,072,357

	Virginia – 0.7%

1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	1,103,806

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,830,150

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A–	1,356,820
4,995	Total Virginia			5,290,776

	Washington – 2.0%

4,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	4,597,200

400	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds, Refunding Series 2013, 3.000%, 12/01/14	No Opt. Call	Aa1	400,972

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
700	3.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	728,882
860	3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	900,927

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	A+	1,058,930

1,000	Port of Seattle, Washington, Revenue Bonds, Subordinate Lien Series 1999A, 5.500%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,132,640

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	494,948
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,516,670
610	5.000%, 12/01/18	No Opt. Call	Baa2	673,568

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16	No Opt. Call	Baa3	215,709

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
320	5.000%, 11/15/17	No Opt. Call	A+	360,528
450	5.000%, 11/15/18	No Opt. Call	A+	519,386

275	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 4.000%, 10/01/16	No Opt. Call	Baa1	288,767

900	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	905,013

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18	No Opt. Call	A	551,460

500	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 3.000%, 7/01/15	No Opt. Call	A–	506,425

Nuveen Investments	213

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2012, 5.000%, 7/01/18	No Opt. Call	AA+	$1,149,290
14,615	Total Washington			16,001,315

	West Virginia – 0.5%

3,750	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	3,801,938

	Wisconsin – 0.7%

325	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa3	367,406

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/17 at 100.00	A	222,011

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,060,860

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A, 3.000%, 8/15/15	No Opt. Call	BBB–	1,063,577

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	658,214

290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	AA	300,890

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	509,145

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	200,054

1,300	Wisconsin State, Master Lease Certificates of Participation, Series 2014A, 5.000%, 3/01/18	No Opt. Call	AA–	1,471,226
5,495	Total Wisconsin			5,853,383

	Wyoming – 0.1%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
530	4.000%, 9/15/15	No Opt. Call	A3	543,160
300	4.000%, 9/15/16	No Opt. Call	A3	314,318
830	Total Wyoming			857,478
$725,312	Total Municipal Bonds (cost $762,371,175)			771,700,395

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 3.2%

	MUNICIPAL BONDS – 3.2%

	Arizona – 0.7%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Variable Rate Demand Obligations, Friendship Retirement Corporation, Senior Lien, Series 1997, 0.140%, 1/01/27 (6)	2/15 at 100.00	A-1	$5,500,000

	California – 0.6%

5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Variable Rate Demand Obligations, Republic Services Inc., Series 2010A, 0.450%, 8/01/23 (Mandatory put 11/03/14) (Alternative Minimum Tax) (6)	No Opt. Call	A-2	5,000,000

214	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 0.2%

$1,700	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligations, Series 2004, 0.140% 7/01/34 (6)	2/15 at 100.00	A-1	$1,700,000

	Indiana – 0.4%

3,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc. Project, Variable Rate Demand Obligations, Refunding Series 2010A, 0.400%, 5/01/34 (Mandatory put 12/01/14) (Alternative Minimum Tax) (6)	No Opt. Call	A-2	3,000,000

	Iowa – 0.1%

1,000	Iowa Higher Education Loan Authority, Revenue Anticipation Notes, University of Dubuque, Variable Rate Demand Obligations, Private Education Working Capital Loan Program Series 2014A, 2.000%, 5/14/15 (6)	No Opt. Call	SP-1	1,007,160

	Michigan – 0.0%

325	Michigan Finance Authority, General Obligation Bonds, Detroit City School District, Variable Rate Demand Obligations, State Aid Notes Series 2014E, 2.850%, 8/20/15 (6)	No Opt. Call	SP-1	326,294

	Missouri – 0.3%

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Variable Rate Demand Obligations, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16 (6)	11/14 at 100.00	A–	2,020,000

	North Carolina – 0.5%

4,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Project, Variable Rate Demand Obligations, Series 2013, 0.400%, 6/01/38 (Mandatory put 12/16/14) (Alternative Minimum Tax) (6)	3/15 at 100.00	A-2	4,000,000

	Pennsylvania – 0.4%

2,965	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Variable Rate Demand Obligations, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-13, 0.550%, 11/01/31 (6)	11/15 at 100.00	A-1	2,965,000
$25,510	Total Short-Term Investments (cost $25,516,859)			25,518,454
	Total Investments (cost $787,888,034) – 100.0%			797,218,849
	Other Assets Less Liabilities – 0.0%			(285,970)
	Net Assets – 100%			$796,932,879

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	215

Statement of

Assets and Liabilities	October 31, 2014 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $2,060,686,813, $71,586,996, $4,369,064,819, $3,668,713,574 and $762,371,175, respectively)	$2,274,455,227	$73,094,415	$4,604,697,488	$3,783,349,575	$771,700,395
Short-term investments, at value (cost $8,085,000, $—, $2,740,000, $34,115,000 and $25,516,859, respectively)	8,219,211	—	2,785,484	34,146,706	25,518,454
Cash	76,725,211	231,095	4,866,955	4,773,023	—
Credit default swaps premiums paid	—	106,663	—	—	—
Unrealized appreciation on credit default swaps, net	—	17,714	—	—	—
Receivable for:
Interest	33,759,254	907,449	61,622,408	49,588,766	8,351,536
Investments sold	42,740,656	468,285	12,506,886	4,612,482	—
Shares sold	5,086,314	233,800	10,978,386	13,752,444	1,402,708
Other assets	279,920	36,468	472,845	251,220	66,893
Total assets	2,441,265,793	75,095,889	4,697,930,452	3,890,474,216	807,039,986
Liabilities
Cash overdraft	—	—	—	—	52,458
Floating rate obligations	6,525,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	3,690,093	—	—	—
Payable for:
Dividends	2,660,168	2,315	3,929,158	2,178,597	383,369
Investments purchased	85,937,895	517,161	74,497,955	36,877,027	7,497,682
Shares redeemed	3,776,801	100,749	7,414,464	5,875,005	1,673,589
Accrued expenses:
Management fees	845,694	21,195	1,611,282	1,164,023	276,924
Directors/Trustees fees	112,542	613	422,783	217,099	20,096
12b-1 distribution and service fees	393,317	11,503	266,422	486,512	45,661
Other	514,745	35,664	879,482	691,733	157,328
Total liabilities	100,766,162	4,379,293	89,021,546	47,489,996	10,107,107
Net assets	$2,340,499,631	$70,716,596	$4,608,908,906	$3,842,984,220	$796,932,879
Class A Shares
Net assets	$919,494,525	$28,491,319	$1,028,128,912	$1,126,736,891	$197,862,803
Shares outstanding	79,362,931	2,617,295	111,079,151	100,944,369	19,478,894
Net asset value (“NAV”) per share	$11.59	$10.89	$9.26	$11.16	$10.16
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.10	$11.23	$9.55	$11.45	$10.42
Class C Shares
Net assets	$23,341,550	$1,192,355	$8,942,798	$29,988,427	$2,622,648
Shares outstanding	2,013,597	109,677	964,883	2,696,676	258,590
NAV and offering price per share	$11.59	$10.87	$9.27	$11.12	$10.14
Class C2 Shares
Net assets	$343,321,443	$9,311,908	$120,032,329	$574,633,837	$21,712,048
Shares outstanding	29,618,035	855,843	12,937,052	51,657,491	2,139,979
NAV and offering price per share	$11.59	$10.88	$9.28	$11.12	$10.15
Class I Shares
Net assets	$1,054,342,113	$31,721,014	$3,451,804,867	$2,111,625,065	$574,735,380
Shares outstanding	90,649,138	2,909,709	371,909,123	190,081,142	56,566,253
NAV and offering price per share	$11.63	$10.90	$9.28	$11.11	$10.16
Net assets consist of:
Capital paid-in	$2,207,156,363	$75,596,617	$4,381,634,693	$3,747,474,931	$788,712,064
Undistributed (Over-distribution of) net investment income	6,771,670	118,175	7,940,110	3,524,582	(268,084)
Accumulated net realized gain (loss)	(87,331,027)	(2,833,236)	(16,344,050)	(22,683,000)	(841,916)
Net unrealized appreciation (depreciation)	213,902,625	(2,164,960)	235,678,153	114,667,707	9,330,815
Net assets	$2,340,499,631	$70,716,596	$4,608,908,906	$3,842,984,220	$796,932,879
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

See accompanying notes to financial statements.

216	Nuveen Investments

Statement of

Operations	Six Months Ended October 31, 2014 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$55,046,971	$1,100,833	$80,340,292	$47,988,591	$6,640,178
Expenses
Management fees	4,920,996	158,810	9,251,025	6,836,680	1,602,755
12b-1 service fees – Class A Shares(1)	925,828	29,719	996,366	1,242,742	204,520
12b-1 distribution and service fees – Class C Shares	67,978	2,179	26,756	100,439	8,266
12b-1 distribution and service fees – Class C2 Shares	1,311,935	36,803	465,326	1,661,376	67,370
Shareholder servicing agent fees and expenses	474,294	16,777	1,111,241	695,441	116,091
Interest expense	18,243	—	—	—	—
Custodian fees and expenses	177,357	23,156	333,707	292,244	163,256
Directors/Trustees fees and expenses	37,824	1,395	72,905	62,386	12,987
Professional fees	57,866	16,018	116,818	74,725	32,188
Shareholder reporting expenses	107,252	6,389	210,915	198,810	21,920
Federal and state registration fees	60,410	27,953	145,796	89,726	52,095
Other expenses	50,554	3,730	79,870	74,295	7,011
Total expenses before fee waiver/expense reimbursement	8,210,537	322,929	12,810,725	11,328,864	2,288,459
Fee waiver/expense reimbursement	—	(60,921)	—	(25,110)	(3,720)
Net expenses	8,210,537	262,008	12,810,725	11,303,754	2,284,739
Net investment income (loss)	46,836,434	838,825	67,529,567	36,684,837	4,355,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,632,242	51,080	1,773,977	1,946,147	(388,276)
Swaps	—	(536)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	63,496,620	1,856,080	61,072,603	14,393,648	1,175,729
Swaps	—	(1,297,539)	—	—	—
Net realized and unrealized gain (loss)	71,128,862	609,085	62,846,580	16,339,795	787,453
Net increase (decrease) in net assets from operations	$117,965,296	$1,447,910	$130,376,147	$53,024,632	$5,142,892

(1)	Includes 12b-1 distribution and service fees incurred on All American’s and Intermediate Duration’s Class B Shares during the period. Class B Shares of All American and Intermediate Duration converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	217

Statement of

Changes in Net Assets	(Unaudited)

	All-American		Inflation Protected
	Six Months Ended 10/31/14	Year Ended 4/30/14	Six Months Ended 10/31/14	Year Ended 4/30/14
Operations
Net investment income (loss)	$46,836,434	$107,491,461	$838,825	$2,116,268
Net realized gain (loss) from:
Investments	7,632,242	(49,447,036)	51,080	(1,626,649)
Swaps	—	—	(536)	(1,151,072)
Change in net unrealized appreciation (depreciation) of:
Investments	63,496,620	(115,133,862)	1,856,080	(2,987,472)
Swaps	—	—	(1,297,539)	(1,296,982)
Net increase (decrease) in net assets from operations	117,965,296	(57,089,437)	1,447,910	(4,945,907)
Distributions to Shareholders
From net investment income:
Class A(1)	(19,256,009)	(41,233,306)	(354,872)	(981,814)
Class B	—	(99,506)	—	—
Class C(2)	(225,652)	(16,146)	(3,320)	(470)
Class C2(3)	(6,386,785)	(14,101,670)	(90,769)	(211,076)
Class I	(22,014,751)	(44,641,920)	(361,222)	(733,286)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(47,883,197)	(100,092,548)	(810,183)	(1,926,646)
Fund Share Transactions
Proceeds from sale of shares	217,372,388	418,658,782	16,023,057	33,875,438
Proceeds from shares issued to shareholders due to reinvestment of distributions	31,870,725	67,022,468	798,208	1,877,397
	249,243,113	485,681,250	16,821,265	35,752,835
Cost of shares redeemed	(208,437,045)	(1,112,102,624)	(11,023,601)	(76,635,434)
Net increase (decrease) in net assets from Fund share transactions	40,806,068	(626,421,374)	5,797,664	(40,882,599)
Net increase (decrease) in net assets	110,888,167	(783,603,359)	6,435,391	(47,755,152)
Net assets at the beginning of period	2,229,611,464	3,013,214,823	64,281,205	112,036,357
Net assets at the end of period	$2,340,499,631	$2,229,611,464	$70,716,596	$64,281,205
Undistributed (Over-distribution of) net investment income at the end of period	$6,771,670	$7,818,433	$118,175	$89,533

(1)	Includes 12b-1 distribution and service fees incurred on All American’s Class B Shares during the six months ended October 31, 2014. Class B Shares of All American converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

218	Nuveen Investments

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/14	Year Ended 4/30/14	Six Months Ended 10/31/14	Year Ended 4/30/14
Operations
Net investment income (loss)	$67,529,567	$128,851,379	$36,684,837	$74,775,968
Net realized gain (loss) from:
Investments	1,773,977	(5,101,078)	1,946,147	(4,617,663)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	61,072,603	(105,739,417)	14,393,648	(52,891,617)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	130,376,147	18,010,884	53,024,632	17,266,688
Distributions to Shareholders
From net investment income:
Class A(1)	(14,782,266)	(19,186,975)	(11,908,170)	(25,337,930)
Class B	—	(35,487)	—	—
Class C(2)	(57,669)	(5,649)	(137,708)	(14,519)
Class C2(3)	(1,522,102)	(3,471,647)	(4,694,172)	(10,195,064)
Class I	(53,218,202)	(101,637,242)	(20,228,462)	(34,775,272)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(69,580,239)	(124,337,000)	(36,968,512)	(70,322,785)
Fund Share Transactions
Proceeds from sale of shares	744,659,980	1,313,738,074	799,711,597	1,625,969,490
Proceeds from shares issued to shareholders due to reinvestment of distributions	46,246,705	80,864,299	24,028,254	45,185,752
	790,906,685	1,394,602,373	823,739,851	1,671,155,242
Cost of shares redeemed	(459,964,904)	(1,263,883,765)	(690,096,366)	(1,634,003,530)
Net increase (decrease) in net assets from Fund share transactions	330,941,781	130,718,608	133,643,485	37,151,712
Net increase (decrease) in net assets	391,737,689	24,392,492	149,699,605	(15,904,385)
Net assets at the beginning of period	4,217,171,217	4,192,778,725	3,693,284,615	3,709,189,000
Net assets at the end of period	$4,608,908,906	$4,217,171,217	$3,842,984,220	$3,693,284,615
Undistributed (Over-distribution of) net investment income at the end of period	$7,940,110	$9,990,782	$3,524,582	$3,808,257

(1)	Includes 12b-1 distribution and service fees incurred on Intermediate Duration’s Class B Shares during the six months ended October 31, 2014. Class B Shares of Intermediate Duration converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	219

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term
	Six Months Ended 10/31/14	Year Ended 4/30/14
Operations
Net investment income (loss)	$4,355,439	$8,286,952
Net realized gain (loss) from:
Investments	(388,276)	(74,202)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,175,729	(2,086,107)
Swaps	—	—
Net increase (decrease) in net assets from operations	5,142,892	6,126,643
Distributions to Shareholders
From net investment income:
Class A	(1,017,997)	(2,195,247)
Class B	—	—
Class C(1)	(5,081)	(516)
Class C2(2)	(79,526)	(246,169)
Class I	(3,284,672)	(6,085,756)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C(1)	—	—
Class C2(2)	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(4,387,276)	(8,527,688)
Fund Share Transactions
Proceeds from sale of shares	233,895,374	655,155,533
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,016,888	3,537,642
	235,912,262	658,693,175
Cost of shares redeemed	(167,198,433)	(424,622,088)
Net increase (decrease) in net assets from Fund share transactions	68,713,829	234,071,087
Net increase (decrease) in net assets	69,469,445	231,670,042
Net assets at the beginning of period	727,463,434	495,793,392
Net assets at the end of period	$796,932,879	$727,463,434
Undistributed (Over-distribution of) net investment income at the end of period	$(268,084)	$(236,247)

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

220	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	221

Financial

Highlights (Unaudited)

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2015(g)	$11.23	$0.23	$0.37	$0.60	$(0.24)	$—	$(0.24)	$11.59
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
2011	10.63	0.56	(0.40)	0.16	(0.55)	—	(0.55)	10.24
2010	9.54	0.56	1.06	1.62	(0.53)	—	(0.53)	10.63
Class C (2/14)
2015(g)	11.24	0.18	0.37	0.55	(0.20)	—	(0.20)	11.59
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
2015(g)	11.24	0.20	0.36	0.56	(0.21)	—	(0.21)	11.59
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
2011	10.63	0.50	(0.39)	0.11	(0.50)	—	(0.50)	10.24
2010	9.55	0.50	1.06	1.56	(0.48)	—	(0.48)	10.63
Class I (2/97)
2015(g)	11.28	0.25	0.35	0.60	(0.25)	—	(0.25)	11.63
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40
2011	10.67	0.58	(0.39)	0.19	(0.58)	—	(0.58)	10.28
2010	9.58	0.58	1.07	1.65	(0.56)	—	(0.56)	10.67

222	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.30%	$919,495	0.71	%*	0.71	%*	4.08	%*	9%
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18
1.53	350,778	0.78		0.78		5.34		26
17.36	352,666	0.80		0.80		5.46		33

4.88	23,342	1.50	*	1.50	*	3.17	*	9
3.06	4,923	1.50	*	1.50	*	3.39	*	13

5.02	343,321	1.26	*	1.26	*	3.54	*	9
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18
0.99	167,535	1.33		1.33		4.78		26
16.62	151,025	1.34		1.34		4.91		33

5.39	1,054,342	0.51	*	0.51	*	4.28	*	9
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18
1.84	93,633	0.58		0.58		5.53		26
17.52	39,683	0.59		0.59		5.64		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended October 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	223

Financial Highlights (Unaudited) (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2015(i)	$10.77	$0.14	$0.11	$0.25	$(0.13)	$—	$(0.13)	$10.89
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
2011(e)	10.00	0.04	0.34	0.38	(0.02)	—	(0.02)	10.36
Class C (2/14)
2015(i)	10.76	0.08	0.12	0.20	(0.09)	—	(0.09)	10.87
2014(g)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(h)
2015(i)	10.76	0.11	0.11	0.22	(0.10)	—	(0.10)	10.88
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
2011(e)	10.00	0.03	0.35	0.38	(0.02)	—	(0.02)	10.36
Class I (3/11)
2015(i)	10.78	0.15	0.11	0.26	(0.14)	—	(0.14)	10.90
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01
2011(e)	10.00	0.05	0.34	0.39	(0.02)	—	(0.02)	10.37

224	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

2.34%	$28,491	0.94	%*	0.94	%*	2.28	%*	0.77	%*	0.77	%*	2.46	%*	4%
(2.53)	28,862	0.96		0.96		2.29		0.77		0.77		2.49		19
5.39	61,926	1.01		1.01		1.87		0.77		0.77		2.11		9
9.74	7,339	1.46		1.46		2.44		0.78		0.78		3.13		14
3.82	1,801	4.87	*	4.87	*	(1.27	)*	0.78	*	0.78	*	2.83	*	6

1.83	1,192	1.70	*	1.70	*	1.46	*	1.57	*	1.57	*	1.59	*	4
1.79	238	1.69	*	1.69	*	1.66	*	1.59	*	1.59	*	1.75	*	19

2.06	9,312	1.50	*	1.50	*	1.74	*	1.32	*	1.32	*	1.92	*	4
(3.10)	10,221	1.52		1.52		1.76		1.32		1.32		1.96		19
4.81	15,064	1.57		1.57		1.33		1.32		1.32		1.58		9
9.07	4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
3.78	1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

2.42	31,721	0.74	*	0.74	*	2.48	*	0.57	*	0.57	*	2.66	*	4
(2.36)	24,960	0.77		0.77		2.52		0.57		0.57		2.72		19
5.65	35,046	0.82		0.82		2.10		0.57		0.57		2.35		9
9.82	6,704	1.22		1.22		2.64		0.58		0.58		3.28		14
3.93	1,728	4.69	*	4.69	*	(1.07	)*	0.58	*	0.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the six months ended October 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	225

Financial Highlights (Unaudited) (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2015(h)	$9.13	$0.13	$0.14	$0.27	(0.14)	$—	$(0.14)	$9.26
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
2011	8.98	0.34	(0.14)	0.20	(0.34)	—	(0.34)	8.84
2010	8.54	0.35	0.43	0.78	(0.34)	—	(0.34)	8.98
Class C (2/14)
2015(h)	9.14	0.09	0.14	0.23	(0.10)	—	(0.10)	9.27
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
2015(h)	9.15	0.11	0.13	0.24	(0.11)	—	(0.11)	9.28
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
2011	9.01	0.29	(0.14)	0.15	(0.29)	—	(0.29)	8.87
2010	8.57	0.30	0.43	0.73	(0.29)	—	(0.29)	9.01
Class I (11/76)
2015(h)	9.16	0.14	0.13	0.27	(0.15)	—	(0.15)	9.28
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27
2011	9.00	0.36	(0.15)	0.21	(0.35)	—	(0.35)	8.86
2010	8.56	0.36	0.43	0.79	(0.35)	—	(0.35)	9.00

226	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.95%	$1,028,129	0.70	%*	0.70	%*	2.87	%*	7%
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10
2.21	373,176	0.74		0.74		3.82		6
9.24	374,528	0.75		0.75		3.91		5

2.55	8,943	1.50	*	1.50	*	2.00	*	7
1.49	2,412	1.49	*	1.49	*	2.17	*	17

2.68	120,032	1.25	*	1.25	*	2.33	*	7
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10
1.66	110,310	1.29		1.29		3.27		6
8.62	100,047	1.30		1.30		3.35		5

2.93	3,451,805	0.50	*	0.50	*	3.07	*	7
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
2.41	2,013,504	0.54		0.54		4.02		6
9.41	2,044,122	0.55		0.55		4.11		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	227

Financial Highlights (Unaudited) (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2015(h)	$11.12	$0.11	$0.04	$0.15	$(0.11)	$—	$(0.11)	$11.16
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
2011	10.85	0.30	(0.01)	0.29	(0.29)	—	(0.29)	10.85
2010	10.60	0.32	0.28	0.60	(0.35)	—	(0.35)	10.85
Class C (2/14)
2015(h)	11.08	0.07	0.05	0.12	(0.08)	—	(0.08)	11.12
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
2015(h)	11.08	0.09	0.04	0.13	(0.09)	—	(0.09)	11.12
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
2011	10.82	0.26	(0.02)	0.24	(0.25)	—	(0.25)	10.81
2010	10.57	0.28	0.28	0.56	(0.31)	—	(0.31)	10.82
Class I (2/97)
2015(h)	11.06	0.12	0.05	0.17	(0.12)	—	(0.12)	11.11
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13
2011	10.79	0.32	(0.01)	0.31	(0.31)	—	(0.31)	10.79
2010	10.54	0.34	0.28	0.62	(0.37)	—	(0.37)	10.79

228	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest(c)		Net Investment Income (Loss)(c)		Portfolio Turnover Rate(e)

1.34%	$1,126,737	0.64	%*	0.64	%*	1.89	%*	10%
0.55	1,279,131	0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		12
2.68	953,517	0.68		0.68		2.72		13
5.73	1,001,241	0.71		0.71		2.98		10

1.07	29,988	1.43	*	1.43	*	1.04	*	10
0.49	9,695	1.43	*	1.43	*	1.10	*	20

1.15	574,634	0.99	*	0.99	*	1.54	*	10
0.17	623,242	1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		12
2.26	566,098	1.03		1.03		2.37		13
5.39	509,512	1.06		1.06		2.63		10

1.52	2,111,625	0.44	*	0.44	*	2.09	*	10
0.72	1,781,216	0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		12
2.87	812,730	0.48		0.48		2.92		13
5.94	694,430	0.51		0.51		3.16		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expenses and net investment income (loss) ratios to average net assets for Class C Shares do not reflect a fee waiver/expense reimbursement from the Adviser during the periods presented in the following table. The expenses and net investment income (loss) ratios to average net assets including this fee waiver/expense reimbursement from the Adviser are as follows:

	Ratios to Average Net Assets After Waiver/Reimbursement
	Expenses Including Interest(d)		Expenses Excluding Interest(d)		Net Investment Income (Loss)
Year Ended April 30,
Class C (2/14)
2015(h)	1.18	%*	1.18	%*	1.29	%*
2014(f)	1.18	*	1.18	*	1.35	*

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2014.
*	Annualized.
N/A	Not applicable.

See accompanying notes to financial statements.

Nuveen Investments	229

Financial Highlights (Unaudited) (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 4/30
2015(i)	$10.15	$0.05		$0.01	$0.06	$(0.05)	$—	$(0.05)	$10.16
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
2011(d)	9.98	0.16		(0.02)	0.14	(0.14)	—	(0.14)	9.98
Year Ended 6/30
2010	9.74	0.20		0.22	0.42	(0.18)	—	(0.18)	9.98
2009	9.79	0.28		(0.07)	0.21	(0.26)	—	(0.26)	9.74
Class C (2/14)
Year Ended 4/30
2015(i)	10.14	0.03		— **	0.03	(0.03)	—	(0.03)	10.14
2014(g)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(h)
Year Ended 4/30
2015(i)	10.14	0.03		0.01	0.04	(0.03)	—	(0.03)	10.15
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(e)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
Year Ended 4/30
2015(i)	10.15	0.06		0.01	0.07	(0.06)	—	(0.06)	10.16
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19
2011(d)	9.98	0.17		(0.02)	0.15	(0.15)	—	(0.15)	9.98
Year Ended 6/30
2010	9.74	0.20		0.24	0.44	(0.20)	—	(0.20)	9.98
2009	9.79	0.27		(0.05)	0.22	(0.27)	—	(0.27)	9.74

230	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

0.60%	$197,863	0.71	%*	0.97	%*	0.71	%*	0.97	%*	19%
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39
1.41	7,790	0.89	*	1.73	*	0.71	*	1.91	*	21

4.38	7,168	1.06		1.49		0.74		1.81		45
2.17	3,376	1.11		2.35		0.75		2.71		70

0.33	2,623	1.50	*	0.13	*	1.05	*	0.58	*	19
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.42	21,712	1.06	*	0.62	*	1.06	*	0.62	*	19
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.69	574,735	0.51	*	1.17	*	0.51	*	1.17	*	19
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39
1.54	277,347	0.67	*	1.94	*	0.55	*	2.06	*	21

4.53	310,783	0.81		1.74		0.59		1.96		45
2.32	178,950	0.86		2.58		0.60		2.84		70

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the six months ended October 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	231

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisor, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration maintains a weighted average portfolio duration between 3 and 10 years, and expects to generally maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of

232	Nuveen Investments

any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between 2 and 10 years, and generally maintain a weighted average duration of between 4 and 7 years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at 3 years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts, options on futures contracts and swap agreements, including interest rate swaps, and options on swap agreements in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Class B Shares

During the current fiscal period, All-American and Intermediate Duration offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Funds were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$85,937,895	$517,161	$72,764,769	$36,661,247	$5,441,908

Nuveen Investments	233

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for All American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

234	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	235

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3***	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,274,425,686	$—	$2,274,425,686
Corporate Bonds	—	—	29,541	29,541
Short-Term Investments*:
Municipal Bonds	—	—	8,219,211	8,219,211
Total	$—	$2,274,425,686	$8,248,752	$2,282,674,438

Inflation Protected
Long-Term Investments*:
Municipal Bonds	$—	$73,094,415	$—	$73,094,415
Investments in Derivatives**:
Consumer Price Index Swaps	—	(3,690,093)	—	(3,690,093)
Credit Default Swaps	—	17,714	—	17,714
Total	$—	$69,422,036	$—	$69,422,036

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$4,604,651,980	$—	$4,604,651,980
Corporate Bonds	—	—	45,508	45,508
Short-Term Investments*:
Municipal Bonds	—	—	2,785,484	2,785,484
Total	$—	$4,604,651,980	$2,830,992	$4,607,482,972

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$3,783,321,510	$—	$3,783,321,510
Corporate Bonds	—	—	28,065	28,065
Short-Term Investments*:
Municipal Bonds	—	32,205,000	1,941,706	34,146,706
Total	$—	$3,815,526,510	$1,969,771	$3,817,496,281

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$771,700,395	$—	$771,700,395
Short-Term Investments*:
Municipal Bonds	—	25,518,454	—	25,518,454
Total	$—	$797,218,849	$—	$797,218,849
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

236	Nuveen Investments

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund (except Inflation Protected) is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2014, were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$6,525,000	$—	$—	$—
Average annual interest rate and fees	0.55%	—%	—%	—%

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited inverse floaters	$6,525,000	$—	$—	$—
Floating rate obligations: externally-deposited inverse floaters	107,765,000	60,880,000	—	—
Total	$114,290,000	$60,880,000	$—	$—

Nuveen Investments	237

Notes to Financial Statements (Unaudited) (continued)

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts	$39,215,000	$11,250,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as CPI swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2014, Inflation Protected continued to invest in CPI swap contracts to hedge against unexpected increases in inflation.

The average notional amount of CPI swap contracts outstanding during the six months ended October 31, 2014, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$68,050,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms

238	Nuveen Investments

of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended October 31, 2014, Inflation Protected managed credit risk by investing in credit default swaps to purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2014, was as follows:

Inflation Protected
Average notional amount of credit default swap contracts outstanding*	$171,667
*	The average notional amount is calculated based on the outstanding notional the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected

Credit	Swaps	Unrealized appreciation on credit default swaps, net**	$17,714	—	$—
Inflation	Swaps	—	—	Unrealized depreciation on consumer price index swaps	(3,690,093)
Total			$17,714		$(3,690,093)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Nuveen Investments	239

Notes to Financial Statements (Unaudited) (continued)

The following tables present the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps***	Gross Unrealized (Depreciation) on CPI Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays PLC	$—	$(2,525,264)	$—	$(2,525,264)	$2,525,264	$—
	JPMorgan	—	(221,923)	—	(221,923)	221,923	—
	Morgan Stanley	—	(942,906)	—	(942,906)	923,159	(19,747)
Total		$—	$(3,690,093)	$—	$(3,690,093)	$3,670,346	$(19,747)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected	Goldman Sachs	$18,485	$(771)	$17,714	$17,714	$—	$17,714
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected
	Credit	Swaps	$(536)	$(1,315,253)
	Inflation	Swaps	—	17,714
Total			$(536)	$(1,297,539)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

240	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 10/31/14		Year Ended 4/30/14
All American	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,725,636	$76,694,950	12,719,041	$139,341,313
Class A – automatic conversion of Class B Shares	—	—	10,797	119,139
Class B – exchanges	45	523	685	7,509
Class C	1,595,933	18,233,224	440,015	4,889,994
Class C2	185,054	2,120,448	3,630,019	39,981,174
Class I	10,501,738	120,323,243	21,314,117	234,319,653
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,384,383	15,837,558	3,080,486	33,706,331
Class B	429	4,889	6,665	73,122
Class C	14,895	170,948	1,197	13,402
Class C2	381,319	4,364,118	881,134	9,647,877
Class I	1,000,517	11,493,212	2,146,680	23,581,736
	21,789,949	249,243,113	44,230,836	485,681,250
Shares redeemed:
Class A	(9,490,532)	(108,189,620)	(39,729,988)	(432,939,176)
Class B	(198,622)	(2,252,080)	(176,490)	(1,942,907)
Class B – automatic conversion to Class A Shares	—	—	(10,778)	(119,139)
Class C	(35,094)	(401,910)	(3,349)	(37,640)
Class C2	(2,368,664)	(27,012,102)	(15,162,720)	(165,122,028)
Class I	(6,160,727)	(70,581,333)	(46,956,473)	(511,941,734)
	(18,253,639)	(208,437,045)	(102,039,798)	(1,112,102,624)
Net increase (decrease)	3,536,310	$40,806,068	(57,808,962)	$(626,421,374)

	Six Months Ended 10/31/14		Year Ended 4/30/14
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	462,012	$5,054,131	1,401,328	$15,100,629
Class C	89,145	974,402	22,156	236,306
Class C2	6,109	67,076	177,060	1,924,839
Class I	902,048	9,927,448	1,572,003	16,613,664
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,763	348,390	90,106	951,420
Class C	265	2,888	35	376
Class C2	7,911	86,732	18,857	198,961
Class I	32,813	360,198	68,729	726,640
	1,532,066	16,821,265	3,350,274	35,752,835
Shares redeemed:
Class A	(556,863)	(6,095,441)	(4,285,061)	(45,055,357)
Class C	(1,901)	(20,670)	(23)	(242)
Class C2	(107,931)	(1,182,142)	(578,775)	(6,096,689)
Class I	(340,415)	(3,725,348)	(2,420,380)	(25,483,146)
	(1,007,110)	(11,023,601)	(7,284,239)	(76,635,434)
Net increase (decrease)	524,956	$5,797,664	(3,933,965)	$(40,882,599)

Nuveen Investments	241

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 10/31/14		Year Ended 4/30/14
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,935,214	$293,491,538	62,899,084	$562,779,554
Class A – automatic conversion of Class B Shares	—	—	3,414	30,892
Class B – exchanges	53	481	32,474	298,589
Class C	789,543	7,275,925	274,160	2,491,887
Class C2	96,387	888,856	2,446,934	22,006,271
Class I	48,022,622	443,003,180	80,373,783	726,130,881
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,498,925	13,810,736	1,908,486	17,181,212
Class B	158	1,462	2,746	24,740
Class C	5,137	47,435	539	4,917
Class C2	108,743	1,004,173	255,116	2,299,525
Class I	3,398,085	31,382,899	6,805,271	61,353,905
	85,854,867	790,906,685	155,002,007	1,394,602,373
Shares redeemed:
Class A	(18,343,196)	(169,040,444)	(23,409,601)	(210,127,906)
Class B	(128,220)	(1,176,988)	(109,993)	(992,036)
Class B – automatic conversion to Class A Shares	—	—	(3,403)	(30,892)
Class C	(93,582)	(862,818)	(10,914)	(99,373)
Class C2	(1,136,670)	(10,471,545)	(5,630,686)	(50,660,027)
Class I	(30,157,217)	(278,413,109)	(110,829,288)	(1,001,973,531)
	(49,858,885)	(459,964,904)	(139,993,885)	(1,263,883,765)
Net increase (decrease)	35,995,982	$330,941,781	15,008,122	$130,718,608

	Six Months Ended 10/31/14		Year Ended 4/30/14
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,595,545	$185,003,322	40,318,158	$445,841,472
Class C	1,934,601	21,487,352	899,294	9,951,409
Class C2	241,996	2,688,656	8,917,219	98,111,052
Class I	53,226,512	590,532,267	97,380,477	1,072,065,557
Shares issued to shareholders due to reinvestment of distributions:
Class A	904,574	10,088,619	1,965,298	21,711,675
Class C	9,817	109,106	1,145	12,663
Class C2	299,634	3,329,892	659,801	7,262,578
Class I	945,818	10,500,637	1,473,647	16,198,836
	74,158,497	823,739,851	151,615,039	1,671,155,242
Shares redeemed:
Class A	(31,635,840)	(352,677,924)	(54,839,890)	(604,950,854)
Class C	(123,077)	(1,368,413)	(25,104)	(277,587)
Class C2	(5,151,894)	(57,236,692)	(17,567,359)	(193,196,191)
Class I	(25,128,279)	(278,813,337)	(76,078,446)	(835,578,898)
	(62,039,090)	(690,096,366)	(148,510,799)	(1,634,003,530)
Net increase (decrease)	12,119,407	$133,643,485	3,104,240	$37,151,712

242	Nuveen Investments

	Six Months Ended 10/31/14		Year Ended 4/30/14
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,057,629	$51,384,596	26,249,463	$266,170,489
Class C	188,909	1,916,575	88,396	896,533
Class C2	43,619	442,655	3,700,423	37,443,708
Class I	17,728,783	180,151,548	34,566,597	350,644,803
Shares issued to shareholders due to reinvestment of distributions:
Class A	90,015	914,859	195,668	1,984,118
Class C	492	4,986	46	470
Class C2	7,649	77,641	23,809	241,086
Class I	100,305	1,019,402	129,361	1,311,968
	23,217,401	235,912,262	64,953,763	658,693,175
Shares redeemed:
Class A	(5,489,577)	(55,771,616)	(16,612,146)	(168,323,242)
Class C	(11,856)	(120,310)	(7,397)	(75,082)
Class C2	(686,923)	(6,970,288)	(1,991,170)	(20,165,708)
Class I	(10,266,405)	(104,336,219)	(23,290,718)	(236,058,056)
	(16,454,761)	(167,198,433)	(41,901,431)	(424,622,088)
Net increase (decrease)	6,762,640	$68,713,829	23,052,332	$234,071,087

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the six months ended October 31, 2014, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$245,516,008	$9,681,539	$755,590,734	$540,545,934	$217,882,729
Sales and maturities	200,443,308	2,505,797	321,405,834	380,982,720	144,790,482

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,061,895,441	$71,569,519	$4,368,782,675	$3,700,417,547	$787,597,562
Gross unrealized:
Appreciation	$225,644,339	$1,768,132	$257,249,103	$121,559,195	$10,152,964
Depreciation	(11,390,342)	(243,236)	(18,548,806)	(4,480,461)	(531,677)
Net unrealized appreciation (depreciation) of investments	$214,253,997	$1,524,896	$238,700,297	$117,078,734	$9,621,287

Nuveen Investments	243

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and paydowns, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2014, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$1,551,451	$—	$290,001	$(1,066,826)	$(10)
Undistributed (Over-distribution of) net investment income	(1,611,595)	(3,258)	(355,729)	(12,485)	(1,463)
Accumulated net realized gain (loss)	60,144	3,258	65,728	1,079,311	1,473

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$12,568,477	$200,357	$17,776,113	$7,435,546	$275,593
Undistributed net ordinary income[2]	260,187	1,256	12,317	36,304	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2014 through April 30, 2014, and paid on May 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$101,890,246	$1,974,662	$124,281,882	$69,465,076	$8,409,806
Distributions from net ordinary income[2]	62,491	2,227	845,008	668,272	—
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[3]	Inflation Protected	Intermediate Duration[3]	Limited Term	Short Term
Expiration:
April 30, 2015	$21,571	$—	$—	$7,283,015	$11,893
April 30, 2016	2,298,768	—	—	546,020	—
April 30, 2017	22,698,037	—	—	1,071,726	312,109
April 30, 2018	14,897,930	—	9,207,679	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	39,284,442	1,362,193	5,754,597	10,738,518	90,271
Total	$80,081,916	$1,362,193	$16,006,062	$21,781,277	$414,273
[3]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

As of April 30, 2014, the Funds’ last tax year end, $1,064,312 of Limited Term’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Post-October capital losses[4]	$11,969,160	$1,520,098	$1,999,677	$2,728,723	$39,390
Late-year ordinary losses[5]	—	—	—	—	—
[4]	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2014 through April 30, 2014 and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

244	Nuveen Investments

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	All- American Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate	Short Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

The annual complex-level fee for the Funds, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
All-American	0.1705%
Inflation Protected	0.1643
Intermediate Duration	0.1694
Limited Term	0.1643
Short Term	0.1767

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	August 31, 2015	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Nuveen Investments	245

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares of Limited Term through August 31, 2015 and 0.45% of the 12b-1 distribution and/or service fees for Class C Shares of the Short Term through August 31, 2015.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$784,957	$15,522	$273,184	$585,582	$204,214
Paid to financial intermediaries	682,115	13,250	246,064	562,583	199,991

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances	$324,453	$14,140	$218,722	$683,068	$199,265

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$116,629	$3,351	$53,871	$191,947	$5,236

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2014, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained	$18,434	$278	$9,753	$46,362	$14,788

246	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	247

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays 3-Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of between 1 year and 3 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

248	Nuveen Investments

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	249

Notes

250	Nuveen Investments

Notes

Nuveen Investments	251

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAT-1014D        4926-INV-B12/15

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, its what you keep.®

Semi-Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	NVHIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, began managing the Nuveen High Yield Municipal Bond Fund in 2000 and the Nuveen Short Duration High Yield Municipal Bond Fund from its inception in 2013, when Timothy Ryan, CFA, and Steven Hlavin also began managing the Fund.

Recently, the portfolio managers discussed key investment strategies, and the Funds’ performance for the six-month reporting period ended October 31, 2014.

How did the Funds perform during the six-month reporting period ended October 31, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable six-month, one-year, five-year, ten-year and since-inception periods ending October 31, 2014. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

Nuveen High Yield Municipal Bond Fund

During the six months ending October 31, 2014, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at net asset value (NAV) outperformed the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average.

The Fund’s outperformance relative to the S&P Municipal Yield Index stemmed from a combination of favorable duration and sector positioning. The portfolio’s duration, meaning its sensitivity to changes in interest rates, was slightly longer than that of the benchmark. This stance enabled the Fund to benefit more from an unexpected drop in long-term municipal rates. Moreover, the Fund was well positioned on the yield curve, with an overweighting in bonds with maturities of 20–30 years, which performed disproportionately well compared to shorter dated high yield issues.

Beneficial credit positioning also lifted the Fund’s results. We lacked any exposure to Puerto Rico and maintained a limited weighting in tobacco-securitization bonds, two categories that lagged the market. Meanwhile, the vast majority of the Fund’s assets were invested in other sectors that enjoyed good performance. These included special assessment, charter school, hospital and corporate-backed industrial development revenue bonds, categories where credit spreads narrowed, indicating that investors were becoming more tolerant of risk.

Another performance boost was supplied by a number of our individual holdings that experienced strengthening credit quality and, accordingly, saw higher bond prices. Most notably, our investments in corporate-backed industrial development revenue bonds issued for the Aluminum Company of America (Alcoa) and Navistar International were strong performers that boosted relative performance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

An equity position in American Airlines (AA) also added value. These securities came into the portfolio after the company emerged from bankruptcy and converted its distressed municipal debt into shares of stock at what we believed was an attractive valuation. As AA successfully emerged from bankruptcy, its stock rose, helping our results. We sold some of the Fund’s stake during the reporting period, as we wanted to reduce the risk involved with owning a substantial out-of-benchmark equity position.

Further, the Fund benefited from the strong performance of various toll road issues. Specifically, the Fund benefited from an investment from the San Joaquin Hills Transportation Corridor Agency in Orange County, California, the largest toll road network in the western U.S. In October 2014, the agency announced that it would restructure its debt through a tender offer for existing toll road bonds at above-market prices, followed by the issuance of new bonds at the lower interest rates available in the current market. This allowed the agency to reduce debt service costs, improve cash flows and increase financial flexibility. In our view, the agency’s debt restructuring resulted in an improved credit outlook for these bonds and we participated in the tender offer and also added the new San Joaquin credits to our portfolios. Another positive was our stake in bonds for the Denver-area E-470 toll road, whose improved revenues and traffic strengthened these securities’ prices.

During the reporting period, and especially toward its end, we maintained a handful of hedges designed to reduce the portfolio’s duration. These hedges were designed to make the Fund less sensitive to a potential future rise in interest rates, a situation we increasingly saw as likely. Although we believed this strategy was prudent for the long term, these hedges hampered performance during the reporting period.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because the increase in value of the portfolio of long-term bonds purchased through the use of this leverage was greater than the income benefit of leverage, i.e., the amount by which the income earned on that portfolio of long-term bonds, net of fund expenses, exceeded the interest expense of the leveraging instruments.

Nuveen Short Duration High Yield Municipal Bond Fund

During the six months ending October 31, 2014, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at net asset value significantly outperformed the S&P Municipal Bond Short-Intermediate Index. However, the Fund underperformed the Lipper High Yield Municipal Debt Funds Classification Average. Note that the S&P index does not include high yield bonds, which outperformed higher grade issues during the reporting period, while the Lipper average includes bonds across the entire yield curve, unlike the Fund, which focuses on short duration investments.

Relative to the S&P benchmark, effective credit quality positioning had the biggest positive impact on the Fund’s performance. At period end, a large portion of the portfolio was held in bonds with ratings of BBB or lower, including non-rated bonds. This stance proved helpful, as lower quality, higher yielding credits were attractive to investors searching for more income in a low-rate environment.

6	Nuveen Investments

Similarly, the Fund was overweighted in various sectors that benefited disproportionately from narrowing credit spreads, especially special assessment, health care, corporate-backed industrial revenue bonds and charter schools. Increased exposure to these groups proved very helpful. At the same time, our portfolio allocation to tobacco bonds detracted in relative terms, as this category lagged the short-intermediate municipal bond market. At the same time, we had minimal exposure to Puerto Rico debt, which hampered results, given that the debt of this U.S. territory outperformed short-dated paper as a whole during the period.

Relative to the benchmark, the Fund’s slightly longer duration was modestly helpful to performance, while effective positioning on the yield curve was even more so. Specifically, the Fund was overweighted in longer bonds, which added value as rates on extended maturities fell to a greater extent than on short term bonds. Although we kept the Fund’s option-adjusted duration comfortably under our upper limit of 4.5 years, we owned a number of bonds with relatively longer maturity dates that were better positioned to take advantage of favorable interest rate movements.

Of final note, the Fund’s small hedged position to control duration modestly hurt performance relative to the benchmark during the reporting period. We believed that maintaining and, late in the reporting period, even increasing this hedge was a prudent long-term strategy, given the potential for higher future interest rates. However, the Fund’s reduced sensitivity to falling rates posed a short-term performance headwind.

What strategies were used to manage the Funds during the six-month reporting period ended October 31, 2014?

Each Fund continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

The Fund received steady new investment inflows during the reporting period. With those proceeds, as well as those coming from bond calls, we were active in putting this capital to work to keep the portfolio fully invested. Most new purchases were in the secondary municipal bond market, although we also found a number of worthwhile opportunities in the primary market.

Many of our new purchases were in sectors featuring a healthy level of high yield issuance, and where we were able to find bonds meeting our strict credit and valuation criteria. We continued to emphasize land-backed bonds. Although this sector struck us as somewhat less attractively valued than at the height of the real estate downturn several years back, we were still finding good opportunities on a case-by-case basis.

During the reporting period, we held Wentworth Estates Community Development District bonds. We initially purchased these securities in March 2014 and added to our position during the period. We believed that these non-rated bonds were priced low enough to compensate for what we saw as manageable financial risks, particularly given the project’s attractive location of Naples, Florida, strong collateral backing and introduction of a high quality home building partner in Lennar Homes, Inc.

We also invested in other sectors that we routinely emphasize, such as health care, toll roads and charter schools. In all three areas, we have substantial credit research experience and regularly find what we perceive to be good values. Meanwhile, with strong inflows and few concerns about the credit quality of our holdings, we were not actively selling securities, with the exception of the portion of our American Airlines stock position that we cited earlier. To manage duration, we hedged the Fund’s interest rate exposure through a series of interest rate swaps. With these swaps, some of which we put on late in the period, we were able to lower the Fund’s duration by roughly a year. This approach enabled us to maintain our desired interest rate positioning without having to sell longer-dated securities that we otherwise found attractive.

Another hedge we implemented during the reporting period involved purchasing a credit default swap (CDS) on the debt obligations of the U.S. territory of Puerto Rico. We have observed that the performance of these territorial bonds has been correlated with that of the overall high yield market. Accordingly, we saw this CDS as a tool to limit the Fund’s risk in the event of a serious credit challenge while continuing to seek out attractively valued, high yield municipal bonds. During the reporting period, these swaps had a negligible impact on performance.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk.

The Fund continued to receive a healthy amount of new shareholder inflows, and our focus was on keeping these assets invested throughout the reporting period. Accordingly, we took advantage of opportunities to purchase appropriate short duration, high yield bonds in the secondary municipal bond market and, to a somewhat lesser extent, the primary market.

Short duration, high yield paper is regularly scarce and this remained the case, especially given tight new issue supply across the marketplace. Still, we were able to keep the Fund fully invested through various means that we regularly employ. First, we conducted thorough research so that we are consistently aware of new investment opportunities. Second, relying on Nuveen’s extensive trading relationships, we could take quick advantage of short lived opportunities in the secondary market or arrange to receive sufficient allocations of newly issued bonds. Third, we worked directly with issuers to create short maturity terms on longer bond deals.

During this reporting period, we made only limited changes to the portfolio, as we were pleased with the Fund’s basic structure. New purchases took place across a variety of sectors and emphasized land-secured, charter school, health care and life-care bonds. Many of these portfolio additions were bonds with maturities of five to ten years, as we saw better relative value in this portion of the yield curve.

To finance our purchase activity, we predominantly used the proceeds from new shareholder investments. We sold bonds only rarely. When we did, our emphasis was on swapping some of the Fund’s less attractive credits for newer issues offered what we saw as more desirable characteristics.

An Update Involving Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration, and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of October 31, 2014. For the reporting period ended October 31, 2014, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014 (subsequent to the close of this reporting period). The U.S.

8	Nuveen Investments

Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. (Not all of the Detroit water and sewer bonds were eligible for the tender offer.) Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. In general, Detroit water and sewer credits rallied following these positive developments.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

All monthly dividends paid by each Fund during the six-months ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.12%	16.91%	9.74%	4.08%
Class A Shares at maximum Offering Price	2.63%	12.01%	8.81%	3.63%
S&P Municipal Yield Index	5.01%	11.41%	8.10%	N/A
Lipper High Yield Municipal Debt Funds Classification Average	5.42%	12.01%	6.79%	4.26%

Class C2 Shares	6.90%	16.27%	9.15%	3.52%
Class I Shares	7.22%	17.12%	9.96%	4.28%

	Cumulative
	6-Month	Since Inception
Class C Shares	6.70%	11.45%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.60%	16.86%	8.80%	4.06%
Class A Shares at maximum Offering Price	3.09%	11.93%	7.87%	3.61%
Class C2 Shares	7.38%	16.23%	8.22%	3.49%
Class I Shares	7.69%	17.08%	9.02%	4.25%

	Cumulative
	6-Month	Since Inception
Class C Shares	7.18%	10.05%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.65%	1.41%	0.65%

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	20.14%

14	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.17%	9.07%	3.99%
Class A Shares at maximum Offering Price	1.57%	6.35%	2.50%
S&P Municipal Bond Short-Intermediate Index	1.46%	2.89%	1.95%
Lipper High Yield Municipal Debt Funds Classification Average	5.42%	12.01%	2.88%

Class C2 Shares	3.89%	8.48%	3.45%
Class I Shares	4.27%	9.16%	4.18%

	Cumulative
	6-Month	Since Inception
Class C Shares	3.77%	6.22%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.70%	8.97%	3.83%
Class A Shares at maximum Offering Price	2.09%	6.24%	2.26%
Class C2 Shares	4.42%	8.37%	3.29%
Class I Shares	4.80%	9.17%	4.01%

	Cumulative
	6-Month	Since Inception
Class C Shares	4.30%	5.66%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.86%	1.66%	1.41%	0.66%
Net Expense Ratios	0.82%	1.62%	1.37%	0.62%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of October 31, 2014

Effective Leverage Ratio	1.21%

16	Nuveen Investments

Yields as of October 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	5.17%	4.56%	4.80%	5.60%
SEC 30-Day Yield	4.29%	3.68%	3.93%	4.69%
Taxable-Equivalent Yield[2]	5.96%	5.11%	5.46%	6.51%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.47%	2.79%	3.02%	3.44%
SEC 30-Day Yield	2.83%	2.09%	2.35%	3.10%
Taxable-Equivalent Yield[2]	3.93%	2.90%	3.26%	4.31%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

Nuveen Investments	17

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.3%
Common Stocks	1.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Borrowings	(0.5)%
Floating Rate Obligations	(1.8)%
Other Assets Less Liabilities	1.5%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	2.2%
AA	21.9%
A	12.5%
BBB	11.9%
BB or Lower	19.3%
N/R (not rated)	31.2%
N/A (not applicable)	1.0%

Portfolio Composition

(% of total Investments)1

Tax Obligation/Limited	24.6%
Health Care	14.2%
Education and Civic Organizations	12.6%
Industrials	9.5%
Transportation	9.4%
Long-Term Care	6.2%
Consumer Staples	4.8%
Other	18.7%

States and Territories

(% of total municipal bonds)

California	17.6%
Florida	12.5%
Illinois	8.0%
Colorado	7.2%
Texas	6.0%
New York	5.3%
Ohio	3.8%
Arizona	3.6%
Indiana	2.8%
Pennsylvania	2.8%
Michigan	2.8%
Iowa	2.7%
New Jersey	2.0%
Tennessee	1.7%
Washington	1.6%
Wisconsin	1.6%
Other	18.0%

1	Excluding investments in derivatives.

18	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.6%
Common Stocks	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	0.7%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	0.3%
AA	7.6%
A	12.7%
BBB	25.7%
BB or Lower	30.1%
N/R (not rated)	23.6%
N/A (not applicable)	0.0%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	18.4%
Health Care	17.0%
Utilities	10.7%
Transportation	9.5%
Education and Civic Organizations	8.3%
Consumer Staples	7.7%
Long-Term Care	7.6%
Industrials	5.8%
Other	15.0%

States and Territories

(% of total municipal bonds)

California	11.6%
Florida	11.3%
Texas	10.9%
Pennsylvania	8.0%
New Jersey	5.6%
Illinois	5.6%
New York	5.5%
Ohio	5.4%
Iowa	3.4%
Wisconsin	3.1%
Guam	2.9%
Arizona	2.6%
Michigan	2.0%
Colorado	1.9%
Alabama	1.9%
Tennessee	1.9%
Other	16.4%

1	Excluding Investments in derivatives.

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2014.

The beginning of the period for the Funds is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.20	$1,067.00	$1,069.00	$1,072.20
Expenses Incurred During Period	$4.28	$8.39	$7.20	$3.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.07	$1,017.09	$1,018.25	$1,022.08
Expenses Incurred During Period	$4.18	$8.19	$7.02	$3.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.61%, 1.38 and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,041.70	$1,037.70	$1,038.90	$1,042.70
Expenses Incurred During Period	$4.12	$8.22	$6.94	$3.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.14	$1,018.40	$1,022.18
Expenses Incurred During Period	$4.08	$8.13	$6.87	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen High Yield Municipal Bond Fund and Nuveen Short Duration High Yield Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen High Yield Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	237,023,160	73,283,937
Against	3,153,317	471,426
Abstain	4,434,897	544,227
Broker Non-Votes	76,509,139	16,171,913
Total	321,120,513	90,471,503

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	236,591,136	73,273,585
Against	3,359,011	469,058
Abstain	4,661,221	556,948
Broker Non-Votes	76,509,145	16,171,912
Total	321,120,513	90,471,503

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	234,703,892	72,274,996
Against	4,952,973	1,431,031
Abstain	4,954,486	593,562
Broker Non-Votes	76,509,162	16,171,914
Total	321,120,513	90,471,503

b. Revise the fundamental policy related to issuing senior securities.
For	234,743,342	—
Against	4,910,860	—
Abstain	4,957,146	—
Broker Non-Votes	76,509,165	—
Total	321,120,513	—

c. Revise the fundamental policy related to underwriting.
For	234,870,024	—
Against	4,721,923	—
Abstain	5,019,399	—
Broker Non-Votes	76,509,167	—
Total	321,120,513	—

22	Nuveen Investments

	Nuveen High Yield Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
d. Revise the fundamental policy related to the purchase and sale of real estate.
For	235,321,153	—
Against	4,430,313	—
Abstain	4,859,890	—
Broker Non-Votes	76,509,157	—
Total	321,120,513	—

e. Revise the fundamental policy related to diversification.
For	235,746,268	73,193,210
Against	4,007,151	515,359
Abstain	4,857,932	591,018
Broker Non-Votes	76,509,162	16,171,916
Total	321,120,513	90,471,503

f. Eliminate the fundamental policy related to permitted investments.
For	232,312,872	—
Against	7,241,751	—
Abstain	5,056,727	—
Broker Non-Votes	76,509,163	—
Total	321,120,513	—

g. Eliminate the fundamental policy related to pledging assets.
For	231,864,347	—
Against	7,596,448	—
Abstain	5,150,558	—
Broker Non-Votes	76,509,160	—
Total	321,120,513	—

i. Eliminate the fundamental policy related to short sales and purchases on margin.
For	231,770,858	—
Against	7,747,350	—
Abstain	5,093,144	—
Broker Non-Votes	76,509,161	—
Total	321,120,513	—

j. Eliminate the fundamental policy related to writing options.
For	232,692,635	—
Against	6,795,612	—
Abstain	5,123,103	—
Broker Non-Votes	76,509,163	—
Total	321,120,513	—

Approval of the Board Members was reached as follows:

William Adams IV
For	1,171,566,272	1,171,566,272
Withhold	21,716,854	21,716,854
Total	1,193,283,126	1,193,283,126

Nuveen Investments	23

Shareholder Meeting Report (continued)

	Nuveen High Yield Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
Robert P. Bremner
For	1,171,312,607	1,171,312,607
Withhold	21,970,519	21,970,519
Total	1,193,283,126	1,193,283,126

Jack B. Evans
For	1,171,633,448	1,171,633,448
Withhold	21,649,678	21,649,678
Total	1,193,283,126	1,193,283,126

William C. Hunter
For	1,171,492,084	1,171,492,084
Withhold	21,791,042	21,791,042
Total	1,193,283,126	1,193,283,126

David J. Kundert
For	1,171,381,351	1,171,381,351
Withhold	21,901,775	21,901,775
Total	1,193,283,126	1,193,283,126

John K. Nelson
For	1,171,666,005	1,171,666,005
Withhold	21,617,121	21,617,121
Total	1,193,283,126	1,193,283,126

William J. Schneider
For	1,171,442,331	1,171,442,331
Withhold	21,840,795	21,840,795
Total	1,193,283,126	1,193,283,126

Thomas S. Schreier, Jr.
For	1,171,584,719	1,171,584,719
Withhold	21,698,407	21,698,407
Total	1,193,283,126	1,193,283,126

Judith M. Stockdale
For	1,171,713,032	1,171,713,032
Withhold	21,570,094	21,570,094
Total	1,193,283,126	1,193,283,126

Carole E. Stone
For	1,171,513,741	1,171,513,741
Withhold	21,769,385	21,769,385
Total	1,193,283,126	1,193,283,126

Virginia L. Stringer
For	1,171,646,103	1,171,646,103
Withhold	21,637,023	21,637,023
Total	1,193,283,126	1,193,283,126

24	Nuveen Investments

	Nuveen High Yield Municipal Bond Fund	Nuveen Short Duration High Yield Municipal Bond Fund
Terence J. Toth
For	1,171,550,402	1,171,550,402
Withhold	21,732,724	21,732,724
Total	1,193,283,126	1,193,283,126

Nuveen Investments	25

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.6%

	MUNICIPAL BONDS – 99.3%

	National – 0.0%

$5,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	$4,999,950

	Alabama – 1.5%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	14,697,280

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	B3	10,040,200

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	B3	3,880,537

14,775	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (6)	16,353,413

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B1	3,459,558
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B1	1,906,213
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	B1	140,003
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	2,506,472
2,525	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	B1	2,304,669

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	No Opt. Call	AA–	655,275
1,500	5.000%, 4/01/22 – NPFG Insured	No Opt. Call	AA–	1,500,435
1,000	5.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	1,000,160
7,990	5.000%, 4/01/24 – NPFG Insured	4/15 at 100.00	AA–	7,989,920

6,465	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%, 10/01/48 – AGM Insured	10/23 at 102.00	AA	7,067,215

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	AA	11,061,864
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	AA	3,349,500
2,520	0.000%, 10/01/46 – AGM Insured	10/23 at 105.00	AA	1,677,942
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	AA	6,585,800

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
34,800	6.000%, 10/01/42	10/23 at 105.00	BBB–	38,074,332
5,000	6.500%, 10/01/53	10/23 at 105.00	BBB–	5,611,600

15,955	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (Alternative Minimum Tax)	No Opt. Call	BBB	15,819,383
162,425	Total Alabama			155,681,771

	Arizona – 3.6%

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.515%, 7/01/27 (IF) (5)	1/18 at 100.00	AA–	5,704,180

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,995	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3400, 22.432%, 1/01/22 (IF)	No Opt. Call	AA–	$3,121,976

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.960%, 1/01/31 (IF) (5)	1/18 at 100.00	AA–	2,333,450

3,475	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D, 5.000%, 2/01/43	2/23 at 100.00	BBB+	3,734,617

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
6,175	5.000%, 2/01/30	2/22 at 100.00	BBB+	6,838,257
16,245	5.000%, 2/01/42	2/22 at 100.00	BBB+	17,469,386

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
2,000	5.000%, 7/01/29 – FGIC Insured	1/16 at 100.00	BB+	2,046,360
39,410	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	40,255,345
13,780	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	14,067,589

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29	7/24 at 100.00	N/R	689,171
650	5.000%, 7/15/33	7/24 at 100.00	N/R	675,545
750	5.000%, 7/15/38	7/24 at 100.00	N/R	769,380

1,085	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39	7/24 at 100.00	N/R	1,138,718

470	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	No Opt. Call	N/R	471,424

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	3,480,783

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	425,993

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	13,752,291

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34	7/24 at 100.00	N/R	3,365,820
10,000	6.750%, 7/01/44	7/24 at 100.00	N/R	11,331,800

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,817,377

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,407,277
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,738,522

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
790	7.250%, 11/01/23	11/16 at 100.00	N/R	806,590
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,747,432

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 – AGM Insured (UB) (5)	6/22 at 100.00	A+	5,339,300

Nuveen Investments	27

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
$2,080	18.274%, 6/01/34 – AGM Insured (IF) (5)	6/22 at 100.00	A+	$2,840,053
1,500	17.332%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,907,160
375	17.332%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	476,790
1,265	17.332%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,608,372
975	17.310%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,239,313
775	17.305%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	985,025

5,005	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	5,070,816

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,687,319

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006:
145	6.000%, 6/01/16	No Opt. Call	N/R	147,538
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,473,980
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	4,252,758

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,038,010
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,868,940

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,512

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,969,573
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,262,753

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	N/R	9,066,885

8,010	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	9,021,343

2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	2,006,100

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,251,744
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,602,341

4,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	No Opt. Call	BBB	4,001,840

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,195	6.000%, 6/01/40	6/19 at 100.00	BB+	1,245,835
2,250	6.100%, 6/01/45	6/19 at 100.00	BB+	2,351,093

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB+	256,610
1,475	6.000%, 6/01/36	6/16 at 100.00	BB+	1,498,571

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	$2,971,964

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, on behalf of Clark County, Nevada, Detention Facility Project, Tender Option Bond Trust 2835, 15.643%, 3/01/16 (IF) (5)	No Opt. Call	AA–	4,191,346

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
1,650	6.625%, 12/01/17	No Opt. Call	B–	1,665,015
14,060	7.000%, 12/01/27	12/17 at 102.00	B–	13,378,231

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Econmic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	21,807,879

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	70,330
80	5.250%, 12/01/28	No Opt. Call	A–	95,459
26,530	5.500%, 12/01/37	No Opt. Call	A–	29,992,430
15,025	5.000%, 12/01/37	No Opt. Call	A–	17,030,237

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A–	4,546,555

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,185,195
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,445,408

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	No Opt. Call	BB+	1,622,333
1,035	6.125%, 9/01/34	No Opt. Call	BB+	1,036,221

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
1,425	5.400%, 7/01/15	No Opt. Call	N/R	1,445,506
700	5.500%, 7/01/16	No Opt. Call	N/R	722,323
8,345	5.750%, 7/01/22	7/16 at 100.00	N/R	8,598,187
11,397	6.000%, 7/01/30	7/16 at 100.00	N/R	11,700,958

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	4,404,015

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,430	7.625%, 3/01/31	3/21 at 100.00	BB+	4,018,314
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,152,867

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,240,384
339,282	Total Arizona			363,531,014

	California – 17.5%

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34	6/24 at 100.00	BB+	1,245,271
2,390	6.000%, 6/01/44	6/24 at 100.00	BB+	2,461,820

Nuveen Investments	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
$855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA	$479,313
10,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	4,170,600
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,601,122

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31	3/21 at 100.00	Ba2	2,040,884

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 1188, 17.356%, 8/01/47 (IF) (5)	8/23 at 100.00	A+	4,752,314

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	9/15 at 100.00	N/R	1,005,160

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	261,890

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,115	5.000%, 9/01/27	9/17 at 100.00	N/R	3,225,645
7,480	5.000%, 9/01/37	9/17 at 100.00	N/R	7,734,694

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	847,892
11,860	0.000%, 5/01/47	5/40 at 100.00	Aa2	5,905,331

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.920%, 4/01/31 (IF)	4/17 at 100.00	AA	1,553,612
1,250	19.980%, 4/01/43 (IF)	4/18 at 100.00	AA	2,060,750
1,000	18.480%, 4/01/47 (IF)	4/18 at 100.00	AA	1,598,040
1,250	18.169%, 4/01/47 (IF)	4/18 at 100.00	AA	1,997,550

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,119,870

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,116,539

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,092,690

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	1,001,460

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/16 at 100.00	N/R	1,486,894
1,875	5.800%, 9/01/35	9/16 at 100.00	N/R	1,915,275

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	861,274
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,397,391

1,390	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B, 5.400%, 9/01/35	9/15 at 102.00	N/R	1,434,244

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/16 at 100.00	N/R	873,331
2,065	5.500%, 9/01/35	9/16 at 100.00	N/R	2,108,819

2,250	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,681,775

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	$2,142,336

10,000	Calfornia Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Cporporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,599,400

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	804,900

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	5,639,900

6,790	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 20.027%, 9/01/28 – NPFG Insured (IF) (5)	9/18 at 100.00	N/R	9,146,673

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	20.100%, 5/15/19 (IF) (5)	No Opt. Call	AA	4,393,200
4,000	19.110%, 5/15/31 (IF) (5)	11/21 at 100.00	AA	6,671,840
1,500	20.100%, 11/15/40 (IF) (5)	11/21 at 100.00	AA	2,635,920

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 1270:
1,250	17.389%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	1,774,700
605	17.354%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	858,428

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Trust 4726:
540	18.003%, 8/15/43 (IF) (5)	8/24 at 100.00	AA	824,197
1,250	18.030%, 8/15/51 (IF) (5)	8/22 at 100.00	AA	1,730,400

1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 1384, 22.683%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	1,699,575

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 3878:
465	22.328%, 10/01/21 (IF) (5)	No Opt. Call	AA	841,729
460	22.578%, 10/01/21 (IF) (5)	10/19 at 100.00	AA	789,314
3,150	22.516%, 10/01/21 (IF) (5)	No Opt. Call	AA	5,248,688
2,000	22.516%, 10/01/21 (IF) (5)	No Opt. Call	AA	3,332,500
2,000	22.516%, 10/01/21 (IF) (5)	No Opt. Call	AA	3,332,500
845	22.438%, 10/01/21 (IF) (5)	No Opt. Call	AA	1,405,979

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,004,440

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,000	18.030%, 8/15/41 (IF) (5)	8/22 at 100.00	AA	2,895,040
2,385	18.025%, 8/15/41 (IF) (5)	8/22 at 100.00	AA	3,452,025

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 4448:
1,800	22.269%, 8/15/20 (IF) (5)	No Opt. Call	AA	2,806,920
1,610	22.257%, 8/15/20 (IF) (5)	No Opt. Call	AA	2,510,135

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	22.049%, 8/15/18 (IF)	No Opt. Call	AA–	4,605,900
2,000	22.049%, 8/15/18 (IF)	No Opt. Call	AA–	3,684,720

Nuveen Investments	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
$2,500	21.989%, 8/15/18 (IF) (5)	No Opt. Call	AA–	$4,605,900
2,500	21.989%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,605,900

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3765:
1,870	18.320%, 5/15/15 (IF) (5)	No Opt. Call	AA–	2,446,035
1,250	18.926%, 11/15/39 (IF) (5)	11/16 at 100.00	AA–	1,635,050

4,320	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.400%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	4,475,779

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA	1,059,650

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa1	20,780,760

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,148,640

245	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	243,834

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BBB–	2,013,920

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	No Opt. Call	BB+	2,868,278
675	5.300%, 8/01/47	8/22 at 100.00	BB+	703,526

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,169,814

920	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education?Multiple Projects, Taxable Series 2014B, 7.250%, 6/01/18	No Opt. Call	N/R	927,461

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49	8/24 at 100.00	BB	1,697,993

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	2,534,350

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
965	6.750%, 10/01/28	10/18 at 100.00	N/R	1,022,060
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,060,080

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,337,780

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,582,732

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,617,700

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,463,550

1,105	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB	1,210,251

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	No Opt. Call	BBB+	$3,401,723

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	612,038
530	6.875%, 1/01/42	1/22 at 100.00	N/R	569,713

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	A3	620,525
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,296,090

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	N/R	1,202,061

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
31,305	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	33,534,229
29,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	31,656,400

26,170	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	27,021,048

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,022,670

12,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	12,899,400

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34	2/24 at 100.00	BB	2,230,015
4,960	6.750%, 8/01/44	2/24 at 100.00	BB	5,578,462

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45	11/24 at 100.00	N/R	1,336,608

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BB+	719,663

10,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	11,323,500

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 1338, 17.584%, 9/01/32 (IF) (5)	9/23 at 100.00	A+	17,303,307

	California State, General Obligation Bonds, Tender Option Bond Trust 1342:
1,375	17.529%, 10/01/37 (IF) (5)	10/24 at 100.00	A+	2,233,165
815	17.477%, 10/01/37 (IF) (5)	10/24 at 100.00	A+	1,322,093
1,570	17.448%, 10/01/37 (IF) (5)	10/24 at 100.00	A+	2,545,174
15,725	17.529%, 4/01/43 (IF) (5)	4/23 at 100.00	A+	23,354,141
1,250	17.529%, 10/01/44 (IF) (5)	10/24 at 100.00	A+	1,943,350

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.015%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	7,468,200

5,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 2/01/43	No Opt. Call	Aa3	5,595,850

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 1364:
2,500	17.404%, 11/01/43 (IF) (5)	11/23 at 100.00	A+	3,785,400
1,875	17.393%, 11/01/43 (IF) (5)	11/23 at 100.00	A+	2,838,394
725	17.404%, 5/01/44 (IF) (5)	5/24 at 100.00	A+	1,112,846

Nuveen Investments	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	N/R	$1,544,655

1,950	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	2,065,928

2,225	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.250%, 7/01/42	7/17 at 100.00	N/R	2,225,378

1,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	1,026,920

2,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,229,260

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	3,240,896

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,825,364

	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
225	6.000%, 10/01/29	10/19 at 100.00	BBB+	257,740
4,650	6.250%, 10/01/39	10/19 at 100.00	BBB+	5,301,698

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	144,130

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.294%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	3,625,552

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,065,110

500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	514,775

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,261,986

4,170	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,558,185

2,220	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,599,109

430	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	418,717

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,846,750

6,570	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	No Opt. Call	N/R	6,780,700

560	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	No Opt. Call	N/R	560,459

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,043,350
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	6,470,535

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
$1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	$1,468,400
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,658,893

14,335	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	14,762,326

2,255	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	B–	2,249,182

655	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	661,550

2,815	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	2,875,917

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,323,504
800	5.000%, 11/01/29	11/16 at 100.00	N/R	809,856

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1185:
5,000	18.735%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	5,645,400
820	18.569%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	924,870

4,205	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,234,940

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.768%, 11/15/32 (IF)	5/18 at 100.00	AA–	9,088,938

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.802%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	8,616,154

1,000	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36	11/16 at 100.00	BBB–	1,010,900

1,000	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	1,191,630

14,345	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/46 – AMBAC Insured	No Opt. Call	Aa3	2,900,989

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	1,127,990

2,000	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006, 5.000%, 9/01/31	3/16 at 100.00	N/R	2,028,740

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,043,150

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
5,000	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	5,193,100
1,855	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	1,901,078

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2013-10A, 18.158%, 8/01/38 (IF)	8/23 at 100.00	AA	3,941,800

Nuveen Investments	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B:
$1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	$1,109,862
500	5.000%, 9/01/35	9/23 at 100.00	N/R	542,685

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
1,000	5.000%, 9/01/38	9/23 at 100.00	N/R	1,108,810
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,368,475

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	880,410
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,711,860
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,726,380

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 3171, 17.880%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA	6,756,800

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/16 at 100.00	N/R	5,223,697

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
6,100	5.200%, 9/01/27	9/15 at 102.00	N/R	6,266,957
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	15,746,140

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	1,836,440
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	A+	2,332,069
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	A+	2,218,249

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,396,720

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,512,285

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.896%, 9/01/32 – AMBAC Insured (IF) (5)	1/15 at 100.00	A+	2,638,100

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/15 at 101.00	N/R	3,702,344
3,000	5.000%, 9/01/36	9/15 at 101.00	N/R	3,073,020

21,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	21,059,220

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,699,120

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
5,000	0.000%, 1/15/29 – AGM Insured	No Opt. Call	AA	3,481,600
11,000	0.000%, 1/15/32 – AGM Insured	1/31 at 100.00	AA	7,727,500
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	1,809,500
9,955	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	10,897,739
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,187,330
3,665	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,279,950

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
$750	17.451%, 6/01/38 – AMBAC Insured (IF) (5)	6/15 at 100.00	A	$829,140
2,500	17.451%, 6/01/38 (IF) (5)	6/15 at 100.00	A	2,763,800
2,500	17.451%, 6/01/38 (IF) (5)	6/15 at 100.00	A	2,763,800
2,500	17.451%, 6/01/38 (IF) (5)	6/15 at 100.00	A	2,763,800
1,560	17.438%, 6/01/38 (IF) (5)	6/15 at 100.00	A	1,724,471
5,450	17.459%, 6/01/45 (IF) (5)	6/15 at 100.00	A	5,995,436
1,750	17.451%, 6/01/45 (IF) (5)	6/15 at 100.00	A	1,925,070
2,250	17.451%, 6/01/45 (IF) (5)	6/15 at 100.00	A	2,475,090
980	17.430%, 6/01/45 (IF) (5)	6/15 at 100.00	A	1,077,912
1,880	17.429%, 6/01/45 (IF) (5)	6/15 at 100.00	A	2,067,812
370	17.280%, 6/01/45 (IF) (5)	6/15 at 100.00	A	406,637

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1211:
800	21.986%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	898,712
3,400	21.264%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	3,820,070
1,975	21.264%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	2,219,011
990	21.264%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	1,112,315

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.873%, 6/01/45 – BHAC Insured (IF)	6/15 at 100.00	AA+	8,352,422

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A	32,733,694

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
5,500	8.995%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	5,771,810
550	8.995%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	577,181

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
46,770	5.000%, 6/01/33	6/17 at 100.00	B	38,426,232
64,755	5.750%, 6/01/47	6/17 at 100.00	B	52,941,745
35,015	5.125%, 6/01/47	6/17 at 100.00	B	26,174,413

96,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	76,842,219

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB–	1,755,580

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.574%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	3,687,450

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/16 at 102.00	N/R	1,056,320

1,485	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	No Opt. Call	N/R	1,491,846

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	No Opt. Call	N/R	587,516

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	5,681,583

Nuveen Investments	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$6,750	5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	$6,629,783
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	3,550,725

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,391,863
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,042,100
3,050	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,139,274
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	4,336,862

2,935	Imperial, California, Special Tax Bonds, Community Facilities District 2006-2 Savanna Ranch Improvement Area 1, Series 2006, 5.000%, 9/01/37	No Opt. Call	N/R	2,990,119

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A	1,014,740

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40 (Pre-refunded 9/01/15)	9/15 at 100.00	N/R (6)	3,534,896

1,510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	1,576,470

2,050	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005, 5.100%, 9/01/30	9/15 at 102.00	N/R	2,112,074

15,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B–	3,090,900

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
750	5.000%, 9/01/44	9/24 at 100.00	N/R	835,613
2,750	5.000%, 9/01/49	9/24 at 100.00	N/R	3,056,680

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,519,952
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,390,384

1,225	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB+	1,348,309

4,970	King Comunity Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,848,746

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,177,638

1,120	La Verne, California, Mobile Home Park Revenue Refunding Bonds, Copacabana Mobile Home Park, Series 2014, 5.000%, 6/15/44	6/24 at 100.00	A	1,198,053

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
535	5.000%, 9/01/34	No Opt. Call	N/R	596,851
260	5.000%, 9/01/40	No Opt. Call	N/R	285,537

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	1,080,120

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,255,968

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
$3,000	5.100%, 9/01/26	No Opt. Call	N/R	$3,003,630
6,750	5.150%, 9/01/36	No Opt. Call	N/R	6,755,738

1,195	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005, 5.250%, 9/01/30	9/15 at 102.00	N/R	1,236,658

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	No Opt. Call	N/R	911,529
8,625	5.250%, 9/01/37	No Opt. Call	N/R	8,636,040

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	No Opt. Call	N/R	981,725
1,505	5.350%, 9/01/36	No Opt. Call	N/R	1,507,378

11,530	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	No Opt. Call	N/R	11,542,683

7,590	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	4,013,364

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,757,445
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,166,980

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	968,780

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,386,220
1,045	6.875%, 8/01/39	No Opt. Call	BBB	1,223,810

1,400	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	1,769,418

645	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	No Opt. Call	N/R	646,019

1,095	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	1,218,976

2,565	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	3,149,435

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	1,285,714

2,500	Los Angeles County Regional Financing Authority, California, Insured Revenue Bonds, Montecedro Inc. Project, Series 2014A, 5.000%, 11/15/44	11/22 at 100.00	A	2,747,875

6,410	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,593,839

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.046%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	2,906,100

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345:
1,150	18.006%, 7/01/20 (IF) (5)	No Opt. Call	AA–	1,748,564
1,715	18.038%, 1/01/22 (IF) (5)	No Opt. Call	AA–	2,632,268

Nuveen Investments	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.329%, 6/01/34 (IF) (5)	No Opt. Call	AA+	$4,318,800

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,244,380

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	A–	1,531,968
2,650	7.250%, 8/01/31	8/21 at 100.00	A–	3,367,753
10,010	7.500%, 8/01/41	8/21 at 100.00	A–	12,732,720

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	A–	5,080,174

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	634,569

1,750	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilties District 2011-1, Improvement Area 2, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,812,370

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29	9/19 at 100.00	N/R	1,560,900

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/15 at 100.00	N/R	1,097,813
1,245	5.300%, 9/01/36	9/15 at 100.00	N/R	980,624

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	BBB+	1,918,486
1,075	6.900%, 5/01/36	5/21 at 100.00	BBB+	1,319,853

1,800	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,970,352

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	624,280

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	225,777

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	No Opt. Call	N/R	1,028,640

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,045,138
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,355,806

2,785	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,791,917

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,196,000

1,245	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	No Opt. Call	N/R	1,251,599

2,505	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	3,210,909

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	1,962,674

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51	No Opt. Call	AA	$1,168,727

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	No Opt. Call	N/R	2,560,047

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,095	5.250%, 9/01/26	No Opt. Call	N/R	2,139,540
4,640	5.450%, 9/01/32	9/16 at 100.00	N/R	4,735,120
5,515	5.500%, 9/01/36	9/16 at 100.00	N/R	5,620,226

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
2,700	5.150%, 9/01/27	No Opt. Call	N/R	2,788,587
8,110	5.200%, 9/01/37	9/15 at 102.00	N/R	8,315,345

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,080	7.000%, 4/01/25	No Opt. Call	BB	1,006,690
1,605	7.500%, 4/01/35	No Opt. Call	BB	1,483,967

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	552,504
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	525,072

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	2,920,579

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	5,698,625

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	18,131,652

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	3,107,220

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.711%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA–	2,372,880

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	18.012%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	AA–	4,449,150
7,000	18.012%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	AA–	8,305,080

16,650	Patterson Public Finance Authority, Revenue Bonds, California, Community Facilities District 2001-1, Senior Series 2013A , 5.750%, 9/01/39	9/23 at 100.00	N/R	18,830,151

3,200	Patterson Public Finance Authority, Revenue Bonds, California, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,604,128

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.812%, 8/01/37 – AGM Insured (IF) (5)	8/17 at 100.00	AA	6,980,400

285	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	333,239

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,329,061
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,546,676

Nuveen Investments	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,050	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005, 5.150%, 9/01/32	No Opt. Call	N/R	$1,051,323

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,408,475

3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	4,480,827

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	19,033,880

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,337,700

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	4,265,344

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,476,054

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	No Opt. Call	BBB–	1,287,557

8,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured	10/23 at 100.00	AA	8,870,080

3,895	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,106,888

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	10/15 at 102.00	N/R	4,489,224

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	1,072,190

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Series 2005, 5.500%, 9/01/37	No Opt. Call	N/R	1,011,460

4,745	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	4,890,292

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	852,795
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,588,061

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	3,472,524

1,315	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,508,121

720	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	825,739

	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A:
1,000	5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,146,860
1,045	5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,194,654

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	A–	1,772,775

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
$7,100	0.000%, 12/01/41	No Opt. Call	BBB	$1,268,912
7,075	0.000%, 12/01/42	No Opt. Call	BBB	1,170,205
7,050	0.000%, 12/01/43	No Opt. Call	BBB	1,022,532
5,600	0.000%, 12/01/44	No Opt. Call	BBB	760,088

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A–	1,479,650

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,254,830

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,522,969

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.348%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA	3,247,515

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	184,762
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	209,504

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	No Opt. Call	N/R	1,025,940

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	1,823,544

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,241,933

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	No Opt. Call	N/R	3,063,810

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	18.304%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A+	4,714,300
3,000	18.304%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A+	5,657,160
6,580	18.406%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A+	12,433,568

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.537%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A+	3,372,109

5,945	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	6,311,509

2,845	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	2,990,550

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	5,051,600
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	20,241,125

2,670	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A	2,989,092

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.910%, 2/01/33 (IF)	8/19 at 100.00	AA	4,924,548

2,725	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/48	No Opt. Call	AA–	1,678,246

Nuveen Investments	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 1381, 17.374%, 5/01/44 (IF) (5)	5/24 at 100.00	A+	$1,953,266

4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 1382, 17.329%, 5/01/44 (Alternative Minimum Tax) (IF) (5)	5/24 at 100.00	A+	6,105,182

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	No Opt. Call	N/R	5,354,200

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	BBB+	1,378,163

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	550,660
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	947,495

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	585,770

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
31,500	5.250%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BB+	33,573,645
21,000	5.250%, 1/15/49 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BB+	21,908,880

45,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	48,464,100

1,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 5.250%, 1/15/30 (Pre-refunded 12/08/14) – NPFG Insured	12/14 at 100.00	AA– (6)	1,004,320

8,240	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	8,292,571

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
1,500	17.906%, 9/01/31 – AGM Insured (IF) (5)	3/17 at 100.00	AA	1,922,940
470	17.815%, 9/01/30 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA	601,816

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 18.075%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	5,351,929

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA	2,589,507

8,265	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	No Opt. Call	N/R	8,271,116

500	Santa Margarita Water District, California, Special Tax Bonds, Community Faciltiies District 99-1 Talega, Series 2013B, 5.000%, 9/01/38	9/24 at 100.00	N/R	563,990

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,982,550

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,536,800

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,552,032
3,500	6.000%, 9/01/43	9/23 at 100.00	N/R	3,938,690

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,170	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	$1,194,324

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	994,158

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB	4,132,920

1,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	1,151,030

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,557,194
1,000	4.500%, 8/01/31 – NPFG Insured	No Opt. Call	AA–	928,630

1,300	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A–	1,533,896

1,000	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	No Opt. Call	AA–	999,920

	Stockton, California, Community Facilties District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	No Opt. Call	N/R	2,002,048
2,930	6.250%, 9/01/37	No Opt. Call	N/R	3,032,491

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,756,350

3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	3,857,630

6,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	6,568,260

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
6,650	5.450%, 9/01/26	No Opt. Call	N/R	6,673,608
18,565	5.500%, 9/01/36	No Opt. Call	N/R	18,563,515

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2013-21U, 19.165%, 5/15/38 (IF) (5)	5/23 at 100.00	AA–	11,596,492

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
13,745	5.375%, 6/01/38	6/15 at 100.00	B–	11,347,322
6,115	5.500%, 6/01/45	6/15 at 100.00	B–	4,800,825

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
7,180	5.000%, 6/01/37	No Opt. Call	BB+	5,769,058
28,910	5.125%, 6/01/46	No Opt. Call	B+	21,757,088

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	B	527,846
550	5.000%, 11/01/16	No Opt. Call	B	552,024
835	5.100%, 11/01/27	11/17 at 100.00	B	743,693
2,785	5.200%, 11/01/32	11/17 at 100.00	B	2,463,973

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,520,680

Nuveen Investments	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
$760	7.400%, 9/01/32	9/21 at 100.00	BBB+	$964,372
4,110	7.650%, 9/01/42	9/21 at1 100.00	BBB+	5,278,226

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 3353, 18.059%, 5/15/20 (IF) (5)	No Opt. Call	AA–	2,347,876

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 1189, 18.149%, 5/15/36 (IF) (5)	5/23 at 100.00	AA	3,976,300

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.170%, 5/15/39 (IF) (5)	5/23 at 100.00	AA	4,115,685

3,780	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,743,863

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	2,565,940

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	765,024

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,990,169

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,870,812

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/15 at 100.00	N/R	1,003,590
3,755	5.800%, 9/01/31	9/15 at 100.00	N/R	3,763,937

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,361,184

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	718,382

2,000	Whittier, California, Health Facility Revenue Bonds, PIH Health-Presbyterian Intercommunity Hospital, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A+	2,240,680

1,195	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	N/R	1,226,942

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	7,301,915
1,854,809	Total California			1,780,117,101

	Colorado – 7.2%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25 (15)	12/15 at 100.00	N/R	1,690,020
5,380	6.250%, 12/01/35 (21)	12/15 at 100.00	N/R	3,010,756

6,380	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,940,866

25,781	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	25,840,554

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	$1,938,755

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,859,660
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,315,946

5,065	Beacon Point Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Series 2014, 6.500%, 12/15/45	No Opt. Call	N/R	3,136,653

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	1,702,839

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,056,380

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	124,758

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	157,196
1,555	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R	1,482,584
4,315	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,963,241

1,495	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	No Opt. Call	N/R	530,426

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	2,066,534

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,051,721

570	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (6)	604,166

4,010	Castle Oaks Metropolitan District, In the Town of Castle Rock, Douglas County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,022,431

6,795	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R (6)	6,834,887

	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
1,625	6.000%, 12/01/38	12/23 at 100.00	BBB	1,933,848
625	5.625%, 12/01/38	12/23 at 100.00	BBB	722,556

1,380	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	1,396,298

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	6,023,100

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B–	2,721,732

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B–	4,592,701

1,095	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	885,056

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,814,855

Nuveen Investments	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
$730	7.250%, 3/01/24	No Opt. Call	N/R	$725,605
1,570	7.375%, 3/01/35	No Opt. Call	N/R	1,516,196

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,582,927

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,220	5.500%, 2/15/26	2/16 at 101.00	N/R	2,158,018
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,263,706

1,735	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,557,961

1,030	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,089,410

3,825	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,872,392

2,300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,350,646

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
250	5.125%, 7/01/34	7/24 at 100.00	BB+	261,028
900	5.375%, 7/01/44	7/24 at 100.00	BB+	939,942

945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,072,622

2,370	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	2,420,813

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,796,448

1,875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,900,444

2,785	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,928,790

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	14,198,640

28,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	28,424,539

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,441,107

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1234, 18.201%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	2,725,991

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1278:
3,450	17.235%, 2/01/41 (IF) (5)	2/21 at 100.00	A+	4,578,150
2,500	17.235%, 2/01/41 (IF) (5)	2/21 at 100.00	A+	3,317,500

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1315, 17.160%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	6,001,172

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.969%, 10/01/31 (IF) (5)	11/23 at 100.00	A+	$4,940,880

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,928,088
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,891,687
4,125	7.125%, 6/01/47	6/22 at 100.00	N/R	4,451,370

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A3	818,279

2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3366, 24.907%, 7/01/21 (IF) (5)	No Opt. Call	AA–	3,906,200

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
265	17.936%, 7/01/18 (IF) (5)	No Opt. Call	AA–	359,637
1,000	18.926%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,514,400
1,250	18.926%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,893,000
3,500	17.936%, 1/01/18 (IF) (5)	No Opt. Call	AA–	5,060,440

300	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A3	307,728

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,570,323

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,110	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,112,309
226	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	199,776

2,808	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,847,882

1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,122,510

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,151,579
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,757,174
6,830	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	7,063,996

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,265,227

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	4,912,266

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
7,410	5.400%, 12/01/27	12/17 at 100.00	N/R	6,302,427
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	8,765,640

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	100,171
422	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	400,280
2,740	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	2,595,136
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	366,052

Nuveen Investments	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
$5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	$5,067,950
6,455	5.950%, 12/01/36	12/16 at 100.00	N/R	6,511,094

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,455,268

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,521,316

3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44	12/19 at 100.00	N/R	3,443,666

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
8,200	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	8,517,750
30,700	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	31,473,333

	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A:
1,670	5.000%, 12/01/39	12/23 at 100.00	BBB+	1,811,983
11,375	5.250%, 12/01/45	12/23 at 100.00	BBB+	12,539,686

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,094,766

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
22,000	0.000%, 9/01/35	No Opt. Call	BBB	8,958,840
7,500	0.000%, 9/01/39	No Opt. Call	BBB	2,509,650
13,000	0.000%, 9/01/40	No Opt. Call	BBB	4,027,920
3,995	0.000%, 9/01/41	No Opt. Call	BBB	1,158,350

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	747,619

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	26,951,855
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	2,871,605
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	258,830
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,236,181
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	224,800

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	8,417,496
24,010	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	AA–	7,988,367
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	6,129,501

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
36,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	23,019,113
24,545	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	14,821,253
25,600	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	10,882,560

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	1,632,810
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	AA–	4,275,630
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	AA–	391,659

45,720	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	14,401,800

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
$300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$304,797
2,835	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	2,863,945
18,350	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	18,448,356

3,433	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,452,123

3,302	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,414,720

3,956	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	4,092,680

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,469,200

5,462	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	6,086,798

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	2,472,946

	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
3,370	5.750%, 12/01/30	12/24 at 100.00	N/R	3,392,646
11,310	6.000%, 12/01/38	12/24 at 100.00	N/R	11,385,098

770	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	812,858

8,045	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	8,106,222

2,139	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,241,843

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,913,662

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,213,920

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	819,788

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44	12/19 at 100.00	N/R	2,079,496

9,125	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	9,179,933

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	755,024

708	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	599,393

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,004,770
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R	1,746,104

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,833,155

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/14 at 100.00	N/R	1,983,423

Nuveen Investments	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,583	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	$1,408,253

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	330,736

	Montrose County, Colorado, Certificates of Participation, Series 2014:
1,000	5.000%, 12/01/34	12/24 at 100.00	BBB	1,083,570
2,280	5.000%, 12/01/38	12/24 at 100.00	BBB	2,450,932

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	1,214,763
4,100	5.625%, 12/01/37	12/16 at 100.00	N/R	3,888,891

2,697	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	2,733,436

4,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	4,690,440

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	12/16 at 100.00	N/R	13,376,602

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 1355:
2,660	17.541%, 6/01/39 (IF) (5)	6/23 at 100.00	A	3,805,077
2,745	33.724%, 6/01/44 (IF) (5)	6/23 at 100.00	A	3,840,722
3,750	14.385%, 6/01/44 (IF) (5)	6/23 at 100.00	A	5,247,600
3,190	9.585%, 6/01/44 (IF) (5)	6/23 at 100.00	A	4,463,448

10,000	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 1356, 5.000%, 6/01/44 – AGM Insured (UB) (5)	6/23 at 100.00	AA	10,998,400

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,660,480

3,000	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,555,040

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,879,693

1,200	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	No Opt. Call	N/R	1,200,864

1,000	Riverdale Dunes Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2006, 4.350%, 12/01/32 – RAAI Insured	No Opt. Call	N/R	995,630

2,264	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,522,517

2,150	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	2,182,981

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,265	7.375%, 12/01/35	12/20 at 100.00	N/R	2,439,722
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,248,687

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	4,971,537

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (13)	12/17 at 100.00	N/R	$1,650,375

1,285	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,305,714

2,540	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,819,375

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,984,033

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,053,437

6,450	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,960,518

2,373	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,367,566

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	2,395,425

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	N/R	525,672

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
1,978	6.000%, 12/01/25	12/15 at 100.00	N/R	1,987,336
7,946	6.125%, 12/01/35	12/15 at 100.00	N/R	7,968,487
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,054,530

2,030	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,060,998

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	1,638,624

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	492,445
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,354,400
914,221	Total Colorado			730,973,530

	Connecticut – 1.2%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	Ba3	7,305,563

7,420	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2014E, 5.000%, 7/01/42	No Opt. Call	A	8,229,374

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,297,425
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,662,177

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
886	7.000%, 4/01/22	4/20 at 100.00	N/R	1,046,091
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	45,435,936

Nuveen Investments	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$139,481	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (4)	No Opt. Call	N/R	$27,946,344

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/21	No Opt. Call	B	999,950

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
475	5.125%, 1/01/23	No Opt. Call	B	474,929
20,600	5.250%, 1/01/33	No Opt. Call	B	20,598,970

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (6)	6,577,000
224,952	Total Connecticut			123,573,759

	Delaware – 0.3%

30,385	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	32,582,443

1,405	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,553,691
31,790	Total Delaware			34,136,134

	District of Columbia – 0.4%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BBB–	2,740,907

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,365	18.930%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	3,299,080
1,190	18.826%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	1,657,325

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,236,878

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,991,087
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,205,088
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,182,070

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	178,112

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (5)	4/21 at 100.00	BBB+	2,897,250

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
3,025	23.525%, 10/01/37 (IF) (5)	4/21 at 100.00	BBB+	4,975,248
2,500	23.554%, 10/01/37 (IF) (5)	4/21 at 100.00	BBB+	4,113,800
625	23.554%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	1,022,250
1,250	23.554%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	2,044,500
1,250	23.554%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	2,044,500
1,750	23.554%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	2,862,300
27,640	Total District of Columbia			37,450,395

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 12.4%

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
$2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	$2,988,100
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,985,950

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,134,531
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,699,869
7,500	8.125%, 11/15/46	No Opt. Call	N/R	8,670,450

2,745	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/15 at 100.00	N/R	2,763,364

3,025	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,513,745

1,730	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (14)	5/15 at 101.00	N/R	1,732,647

390	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	390,062

1,785	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,901,132

19,840	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	18,890,259

24,540	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,970,927

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,766,623

8,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	8,088,240

4,035	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 0.000%, 5/01/37	5/22 at 100.00	N/R	4,041,254

3,400	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,460,486

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	4,422,088

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,693,579

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,823,787

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,528,633
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,048,207
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	4,095,846

1,950	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,971,509

150	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	154,017

Nuveen Investments	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,035	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	$3,230,758

3,505	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	3,031,089

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	3,324,390

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,129,820

1,455	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,460,136

31,340	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	32,519,324

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (4)	6/22 at 100.00	CC	3,408,000

2,690	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,635,178

5,580	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,650,141

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,500	6.500%, 11/01/29	11/19 at 100.00	BB+	1,656,630
11,000	6.750%, 11/01/39	11/19 at 100.00	BB+	12,120,460

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
660	5.125%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	658,535
10,880	5.000%, 10/01/31 – NPFG Insured	No Opt. Call	AA–	10,879,565

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44	1/21 at 103.00	N/R	2,032,619

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,475,050

1,355	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,376,721

3,630	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,644,556

2,900	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,951,562

3,545	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,580,875

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	531,350
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,298,057

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	8,852,240
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,571,950

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$8,430	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	$8,492,804

10,095	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	No Opt. Call	N/R	10,096,615

3,080	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	3,105,656

1,525	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,538,664

1,930	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	1,960,089

2,720	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	No Opt. Call	N/R	2,721,986

3,840	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,871,373

2,720	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,768,470

1,375	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/14 at 100.00	N/R	1,375,165

5,885	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	5,987,458

4,040	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	4,068,118

4,530	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	4,879,127

2,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	2,250,225

4,250	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	4,826,215

3,395	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	3,427,456

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,369,062
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,648,651

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,204,907
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,054,329

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	322,525

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34	6/24 at 100.00	N/R	1,252,638
4,275	6.000%, 6/15/44	6/24 at 100.00	N/R	4,222,161

Nuveen Investments	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
$1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	$1,569,975
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,217,882

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	10,378,127
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	5,798,280
10,700	7.625%, 6/15/41	6/21 at 100.00	BB–	11,783,268

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,519,995
5,800	6.125%, 6/15/43	No Opt. Call	N/R	5,846,864

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	20,585,906
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,525,240

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,090,630
5,670	6.125%, 6/15/44	6/24 at 100.00	N/R	5,514,869

1,625	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	1,632,394

4,235	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,617,378

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,591,913

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,764,768

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	229,183

4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,295,385

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	990,330

	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013:
1,080	5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	1,095,347
8,830	5.000%, 11/15/36 (Alternative Minimum Tax)	No Opt. Call	N/R	8,777,285

920	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	954,620

990	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	999,078

5,100	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,171,043

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,300	Harrison Ranch Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/38	5/17 at 100.00	A–	$1,335,243

	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014:
760	5.000%, 11/01/34	11/24 at 100.00	N/R	751,009
1,270	5.500%, 11/01/44	11/24 at 100.00	N/R	1,266,292

3,520	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,558,861

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.427%, 5/15/15 (IF)	No Opt. Call	AA	6,632,670

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.563%, 11/15/15 (IF)	No Opt. Call	AA	3,957,322

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 19.080%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,444,700

3,770	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB+	3,785,909

4,000	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013, 4.125%, 5/01/35	5/23 at 100.00	A–	4,084,920

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	18.333%, 11/01/32 (IF) (5)	11/17 at 100.00	A	7,446,851
2,865	18.337%, 11/01/38 (IF) (5)	11/17 at 100.00	A	3,607,608

8,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	8,783,480

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 18.265%, 4/01/35 (IF) (5)	10/21 at 100.00	AA–	3,727,885

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	508,415
920	5.375%, 11/01/44	11/24 at 100.00	N/R	938,906

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	620,266
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,051,167

3,315	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,401,986

5,685	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	5,716,438

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
865	6.250%, 11/01/27	11/17 at 102.00	N/R	869,412
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,543,120

2,080	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	2,057,910

Nuveen Investments	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,245	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	$1,299,631

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,678,162

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,698,164
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,298,048

	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A:
2,390	5.250%, 5/01/13	No Opt. Call	N/R	1,043,355
675	5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	294,671

9,845	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/16 at 100.00	N/R	10,044,558

1,845	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,985,847

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
12,935	5.250%, 6/15/27	6/17 at 100.00	BB	13,236,386
34,550	5.375%, 6/15/37	6/17 at 100.00	BB	35,263,112

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,778,773
4,325	5.750%, 6/15/42	6/22 at 100.00	BB	4,575,937

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call	N/R	6,090,070

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014:
2,495	4.500%, 10/01/32	10/22 at 102.00	BB+	2,461,692
3,490	5.500%, 10/01/47	10/22 at 102.00	BB+	3,678,006

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,280	9.000%, 12/01/30	12/18 at 104.00	N/R	8,059,470
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	17,299,128

1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/29	5/17 at 100.00	BB+	1,035,630

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (5)	4/17 at 100.00	A	7,131,636
23,920	5.000%, 4/01/37 (UB) (5)	4/17 at 100.00	A	24,995,204

263	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	256,449

9,650	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	7/15 at 100.00	N/R	6,026,329

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,468,290

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,000	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	No Opt. Call	Baa1	$10,989,300

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	436,129

1,010	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.100%, 5/01/31	5/22 at 100.00	BBB+	1,063,944

	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014:
11,820	4.250%, 11/15/34	11/19 at 100.00	Baa1	11,931,935
9,570	5.000%, 11/15/39	11/24 at 100.00	Baa1	10,504,128

2,735	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB+	2,993,321

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014:
1,850	5.000%, 9/15/34	9/24 at 100.00	BBB–	1,921,540
1,550	5.250%, 9/15/44	No Opt. Call	BBB–	1,609,226

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 19.154%, 10/01/41 (IF) (5)	10/20 at 100.00	A	4,517,741

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.206%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	AA	5,074,300

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 21.151%, 6/01/17 – AGM Insured (IF)	No Opt. Call	AA	4,782,451

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	AA–	342,072
3,300	0.000%, 10/01/35 – NPFG Insured	10/15 at 35.68	AA–	1,129,260
3,785	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	AA–	1,162,563
9,675	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	AA–	2,811,265
8,385	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	AA–	2,307,300

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
855	17.985%, 4/01/19 – AGM Insured (IF)	No Opt. Call	AA	1,314,409
3,750	17.985%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	5,764,950
2,065	17.964%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	3,173,203

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastrusture Project, Refunding Series 2014B:
1,120	4.250%, 5/01/24	5/23 at 100.00	N/R	1,188,286
2,895	5.000%, 5/01/29	5/23 at 100.00	N/R	3,087,807
7,735	5.000%, 5/01/37	5/23 at 100.00	N/R	8,108,446

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
4,455	4.250%, 5/01/24	5/23 at 100.00	N/R	4,726,621
3,500	5.000%, 5/01/29	5/23 at 100.00	N/R	3,733,100
15,415	5.000%, 5/01/37	5/23 at 100.00	N/R	16,159,236

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,287,780

1,000	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/44	11/24 at 100.00	N/R	1,098,620

Nuveen Investments	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,640	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/23 at 100.00	N/R	$3,914,565

10,480	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	10,653,549

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,580,885
2,690	5.625%, 11/01/45	11/24 at 100.00	N/R	2,725,938

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	629,666

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,153,365

1,925	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,039,441

8,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 5.000%, 8/01/46 (WI/DD, Settling 11/13/14)	8/24 at 100.00	N/R	7,752,000

975	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	990,776

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
345	17.288%, 10/01/42 (IF) (5)	4/22 at 100.00	A	444,301
3,565	17.337%, 10/01/42 (IF) (5)	4/22 at 100.00	A	4,594,109

1,915	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	1,936,122

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,084,990
1,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	1,057,360

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	570,035
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,142,240
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,141,370
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,670,950
10,100	7.500%, 6/01/49	6/22 at 102.00	N/R	11,505,819

5,945	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	6,012,297

590	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	592,360

2,150	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,324,064

500	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	551,205

	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014A:
710	5.000%, 11/01/27	11/24 at 100.00	N/R	717,128
2,085	5.750%, 11/01/44	11/24 at 100.00	N/R	2,105,829

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
$560	4.875%, 5/01/22	No Opt. Call	N/R	$586,656
1,525	5.375%, 5/01/31	5/22 at 100.00	N/R	1,590,163

11,225	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	No Opt. Call	N/R	11,225,000

2,610	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,300,167

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	578,312

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
5,455	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	5,895,546
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	340,439

2,590	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,670,653

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
420	5.750%, 11/01/22	No Opt. Call	N/R	466,801
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,492,738
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,234,430

4,350	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,791,156

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,428,685

3,500	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	No Opt. Call	N/R	3,555,580

2,885	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	3,035,972

1,900	Sabal Palm Community Development District, Florida, Specoal Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,023,120

1,915	Sail Harbour Community Development District, Florida, Special Assessment Revenue Bonds, Series 05A, 5.500%, 5/01/36 – RAAI Insured	No Opt. Call	N/R	1,918,332

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 1.344%, 1/01/49	4/17 at 100.00	N/R	2,455,140

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49	4/17 at 100.00	N/R	24

8,500	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	8,564,940

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,268,380
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,548,227

6,580	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	6,606,188

Nuveen Investments	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,000	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	No Opt. Call	N/R	$7,001,120

2,155	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,216,849

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 1255, 22.473%, 8/15/42 (IF) (5)	8/17 at 100.00	AA	3,010,878

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.489%, 2/15/28 (IF)	8/17 at 100.00	AA	6,811,391

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.326%, 8/15/23 (IF)	8/17 at 100.00	AA	1,057,590
6,250	15.843%, 8/15/42 (IF)	8/17 at 100.00	AA	7,294,000

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
3,835	15.779%, 8/15/15 (IF) (5)	No Opt. Call	AA	5,265,570
2,130	15.762%, 8/15/15 (IF) (5)	No Opt. Call	AA	2,930,177

4,120	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	4,380,714

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,132,313

3,370	Southeast Overtown/Park West Community Redevelopement Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	3,746,665

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,160,084
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,327,884

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,313,155

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,748,650

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	2,803,787
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,021,849

215	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	222,985

8,970	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	9,027,318

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
455	6.750%, 11/01/27	11/18 at 100.00	N/R	477,391
2,210	7.850%, 11/01/41	11/18 at 100.00	N/R	2,402,823

9,475	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	6,953,703

22,430	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,418,972

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$11,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	$5,181,593

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,560	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	16
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,200	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	102

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
20	6.375%, 5/01/17 (4)	No Opt. Call	N/R	20,238
140	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	143,189
175	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	178,969
860	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	883,805

3,130	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,940,917

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
450	6.375%, 5/01/17	No Opt. Call	N/R	447,210
2,655	6.450%, 5/01/23	5/17 at 100.00	N/R	2,669,231
3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	3,480,345
2,305	5.250%, 5/01/39	5/17 at 100.00	N/R	2,313,713
16,915	6.650%, 5/01/40	5/17 at 100.00	N/R	17,275,459

37,210	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	37,384,515

	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
1,970	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1,284,263
6,180	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	3,736,922
8,045	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	4,824,587
39,495	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	23,513,348

3,285	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,294,888

1,230	Tradition Community Development District 1, Port Saint Lucie, Florida, Special Assessment Bonds, Refunding Series 2014, 4.250%, 5/01/32 – AGM Insured	5/24 at 100.00	AA	1,271,513

9,200	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	6,103,740

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/32 – AGM Insured	No Opt. Call	N/R	935,370

5,980	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	6,002,485

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
590	5.000%, 5/01/23	5/22 at 100.00	N/R	630,568
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,578,750
100	6.125%, 5/01/42	5/22 at 100.00	N/R	106,268

Nuveen Investments	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
$1,500	5.000%, 5/01/23	5/22 at 100.00	N/R	$1,589,145
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,912,553

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,174,595

5,200	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	5,279,716

6,180	Verano Center Community Development District, Florida, Special Assessment Revenue Bonds, Community Infrastructure Projects, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	6,189,023

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	2,370,282

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	676,932
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	445,350
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	668,025

640	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	678,650

2,945	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,954,247

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	2,006,520
2,420	5.500%, 11/01/45	11/24 at 100.00	N/R	2,429,801

18,870	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	18,915,288

3,500	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	5/15 at 100.00	N/R	3,503,990

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	502,390
2,390	5.625%, 5/01/45	5/25 at 100.00	N/R	2,402,619

1,360	Wynnfield Lakes Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 4.500%, 5/01/36	5/24 at 100.00	A–	1,384,752
1,307,592	Total Florida			1,260,634,524

	Georgia – 1.4%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	A–	1,538,297

5,925	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	7,047,373

2,910	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,461,241

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	501,310

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
$890	5.250%, 12/01/22	No Opt. Call	CCC	$725,074
95	5.375%, 12/01/28	12/14 at 100.00	CCC	71,454

11,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	14,398,115

12,625	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	BB–	13,080,258

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BB–	3,492,443
3,310	5.000%, 12/01/26	12/14 at 100.00	BB–	3,310,894

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,125,013

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,200	7.625%, 12/01/30 (4), (7)	12/20 at 100.00	N/R	2,501,298
5,200	8.000%, 12/01/40 (4), (7)	12/20 at 100.00	N/R	2,501,298
3,500	8.125%, 12/01/45 (4), (7)	12/20 at 100.00	N/R	1,683,566

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,444,619

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
9,550	5.000%, 7/01/27	7/17 at 100.00	N/R	9,711,395
1,000	5.000%, 7/01/29	7/17 at 100.00	N/R	1,014,380
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	8,069,280
39,920	5.125%, 7/01/42	7/17 at 100.00	N/R	40,206,226

4,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	3,980,440

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	1,145,881
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,276,858
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,498,836

12,165	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	Baa2	13,116,303
147,291	Total Georgia			146,901,852

	Guam – 0.8%

1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,608,525

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,122,780
8,000	6.875%, 12/01/40	12/20 at 100.00	B+	8,970,080

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35 (Pre-refunded 7/01/15)	7/15 at 100.00	A–(6)	1,036,370

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,198,900

Nuveen Investments	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Government, General Obligation Bonds, 2009 Series A:
$7,800	6.750%, 11/15/29	11/19 at 100.00	BB–	$8,808,306
33,530	7.000%, 11/15/39	11/19 at 100.00	BB–	38,790,186

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,410	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,624,729
1,000	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	1,180,640

2,755	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	3,069,759

3,100	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	3,410,310

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	A–	2,254,020
3,840	5.500%, 7/01/43	7/23 at 100.00	A–	4,340,698
68,935	Total Guam			78,415,303

	Hawaii – 0.3%

3,913	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,931,117

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB+	3,402,459
8,950	6.875%, 7/01/43	7/23 at 100.00	BB+	10,089,246

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BB	5,637,015

700	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B	702,387

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,138,698
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,105,030
25,908	Total Hawaii			28,005,952

	Idaho – 0.1%

3,835	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,471,687

1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,366,531
5,140	Total Idaho			5,838,218

	Illinois – 7.9%

1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,136,131

8,350	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	8,022,764

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	4,022,920

3,660	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35 (4), (7)	1/15 at 102.00	N/R	—

2,670	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,743,745

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$924	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	$932,298

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,742,435

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1210, 24.215%, 12/01/39 – AMBAC Insured (IF) (5)	12/21 at 100.00	AA	7,492,195

11,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	12,185,285

1,765	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	863,032

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2014-4A:
8,000	22.435%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	13,041,600
500	22.435%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	815,100
2,950	22.420%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	4,807,822

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bonds Trust 1362:
2,600	22.277%, 12/01/44 (IF) (5)	12/24 at 100.00	AA	4,238,520
2,000	22.277%, 12/01/44 (IF) (5)	12/24 at 100.00	AA	3,260,400
3,755	22.277%, 12/01/44 (IF) (5)	12/24 at 100.00	AA	6,121,401
1,000	23.521%, 12/01/49 (IF) (5)	12/24 at 100.00	AA	1,658,700
2,000	23.521%, 12/01/49 (IF) (5)	12/24 at 100.00	AA	3,317,400
1,150	23.521%, 12/01/49 (IF) (5)	12/24 at 100.00	AA	1,907,505

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	No Opt. Call	N/R	1,200,552

1,132	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,135,587

6,750	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	No Opt. Call	N/R	5,194,260

4,510	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopement Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,655,673

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 1212, 22.012%, 1/01/35 – AGM Insured (IF) (5)	1/21 at 100.00	AA	1,042,600

	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014:
1,000	5.000%, 1/01/32 – AGM Insured	1/24 at 100.00	AA+	1,104,740
2,000	5.000%, 1/01/33 – AGM Insured	1/24 at 100.00	AA+	2,204,560

4,445	Chicago, Illinois, Water Revenue Bonds, Project, Second Lien Series 2014, 5.000%, 11/01/44	11/24 at 100.00	AA	4,860,163

58,080	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	62,424,965

2,429	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,308,643

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	No Opt. Call	N/R	91,608

653	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/15 at 101.00	N/R	620,801

Nuveen Investments	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,700	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	$1,707,480

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,660	7.750%, 7/01/30	7/21 at 100.00	N/R	8,603,712
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,753,436
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,284,200

3,145	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/35 – AGM Insured	3/24 at 100.00	AA	3,348,702

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,777,925

2,000	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2014-2A, 22.515%, 1/01/39 (IF)	1/24 at 100.00	AA–	3,246,400

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	No Opt. Call	BB+	791,256

2,300	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 4.500%, 11/01/36 (WI/DD, Settling 11/03/14)	11/24 at 100.00	A	2,300,920

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,014,120

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	12/16 at 100.00	BBB	26,161
1,250	5.000%, 12/01/36	12/16 at 100.00	BBB	1,265,100

3,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	3,516,960

205	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3302, 18.267%, 6/01/15 (IF)	No Opt. Call	AAA	238,643

61,680	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	66,294,281

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB	219,444

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,510	7.750%, 5/15/30	5/20 at 100.00	N/R	3,671,460
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,546,200
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	11,152,531

31,650	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	BBB	33,331,565

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,186,774

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.146%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA	2,012,340
1,625	18.146%, 2/15/39 – AGC Insured (IF) (5)	8/18 at 100.00	AA	2,099,240
2,495	18.146%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	3,223,141
625	18.250%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	807,400
550	18.171%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	709,781

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$890	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	$868,079

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	BB–	5,500,110

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,005,660
11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	11,196,808
19,140	5.000%, 4/01/36	4/16 at 100.00	Baa3	19,064,397

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,526,080

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,228,414

10,375	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	9,880,320

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
110	5.250%, 5/15/15	No Opt. Call	N/R	111,771
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,987,029
11,825	5.750%, 5/15/38	5/17 at 100.00	N/R	12,105,844
350	5.400%, 5/15/38	No Opt. Call	N/R	350,151

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 18.090%, 5/01/26 (IF) (5)	No Opt. Call	AA	4,521,125

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 4285:
560	17.936%, 8/15/20 (IF) (5)	No Opt. Call	AA+	800,912
1,000	17.936%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	1,430,200
1,925	17.947%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	2,665,278

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
625	19.855%, 2/15/31 (IF)	8/19 at 100.00	AA–	991,200
490	19.855%, 2/15/19 (IF)	No Opt. Call	AA–	762,205

24,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	25,499,110

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (5)	11/17 at 100.00	A	2,057,852

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.963%, 11/15/33 (IF) (5)	11/17 at 100.00	A	1,521,675
4,260	20.974%, 5/15/39 (IF) (5)	5/20 at 100.00	A	6,626,856
1,705	20.974%, 5/15/39 (IF) (5)	5/20 at 100.00	A	2,649,519
4,740	20.969%, 5/15/39 (IF) (5)	5/20 at 100.00	A	7,373,544

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
3,525	16.965%, 5/15/41 (IF) (5)	5/22 at 100.00	A	4,586,589
2,500	16.965%, 5/15/41 (IF) (5)	5/22 at 100.00	A	3,252,900

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,306,925

Nuveen Investments	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A+	$10,811,478

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A+	2,930,102

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A+	6,440,442

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,197,340

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.402%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	497,580
250	23.392%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	410,440
3,067	23.379%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	5,034,143
1,065	23.338%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	1,746,866
815	23.322%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	1,336,429
315	23.211%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	515,548

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	752,739

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
1,030	21.565%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,695,957
665	21.447%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,092,535

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.855%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,623,827

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
3,025	19.855%, 2/15/19 (IF) (5)	No Opt. Call	AA–	4,609,374
4,250	19.855%, 2/15/35 (IF) (5)	2/21 at 100.00	AA–	6,475,980

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,028,414

985	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	1,019,012

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
1,160	5.000%, 6/01/12 (4)	No Opt. Call	Ca	1,072,965
1,225	5.000%, 6/01/13 (4)	No Opt. Call	Ca	1,133,088
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,193,211
7,540	5.500%, 6/01/19 (4)	No Opt. Call	Caa2	6,974,274
6,905	5.000%, 6/01/24 (4)	No Opt. Call	Caa2	6,386,918
21,650	5.125%, 6/01/35 (4)	No Opt. Call	Caa2	20,025,601

1,745	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.367%, 2/01/33 (IF) (5)	8/18 at 100.00	AA	1,873,432

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (5)	4/16 at 100.00	AA+	22,239,564

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 1358:
250	18.416%, 6/15/32 – AGM Insured (IF) (5)	6/24 at 100.00	AA	378,370
3,305	18.409%, 6/15/32 – AGM Insured (IF) (5)	6/24 at 100.00	AA	5,001,390
2,245	18.406%, 6/15/32 – AGM Insured (IF) (5)	6/24 at 100.00	AA	3,397,112

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	No Opt. Call	AA	$1,073,080

	Illinois State, General Obligation Bonds, Series 2006:
8,695	5.000%, 4/01/36 – AGM Insured (UB) (5)	4/24 at 100.00	AA	9,389,122
8,825	5.000%, 4/01/37 – AGM Insured (UB) (5)	4/24 at 100.00	AA	9,522,263

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1350, 17.484%, 4/01/32 – AGM Insured (IF) (5)	4/24 at 100.00	AA	2,473,007

6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1360, 17.323%, 2/01/39 – AGM Insured (IF) (5)	2/24 at 100.00	AA	8,569,324

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1371:
2,750	17.323%, 7/01/28 (IF) (5)	7/23 at 100.00	AA	3,814,250
1,850	18.313%, 7/01/33 – AGM Insured (IF) (5)	7/23 at 100.00	AA	2,604,060

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1379:
1,910	16.974%, 5/01/29 (IF) (5)	5/24 at 100.00	A–	2,573,668
3,565	16.995%, 5/01/30 (IF) (5)	5/24 at 100.00	A–	4,781,806
2,000	17.006%, 5/01/32 (IF) (5)	5/24 at 100.00	A–	2,636,960

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	14,407,152

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC–	2,702,577

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25	1/16 at 100.00	D	558,410
3,675	5.250%, 1/01/30	1/16 at 100.00	D	1,286,618
5,420	5.250%, 1/01/36	1/16 at 100.00	D	1,897,542

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	2,576,199

4,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297, 18.220%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	5,088,960

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220:
265	20.025%, 4/01/37 (IF) (5)	6/20 at 100.00	AAA	359,814
9,300	19.016%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	11,802,072

4,500	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,310,955

11,289	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	11,507,668

6,982	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	7,113,052

4,291	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,376,391

3,480	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,393,452

5,750	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	6,095,230

Nuveen Investments	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$—	(8)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	$204

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,440		6.950%, 1/01/21	1/18 at 100.00	N/R	2,500,878
1,975		6.950%, 1/01/25	1/18 at 100.00	N/R	1,976,817

3,145		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	No Opt. Call	N/R	3,152,925

10,420		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	10,588,179

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33	11/23 at 100.00	BB+	585,090
7,375		7.250%, 11/01/36	11/23 at 100.00	BB+	8,542,684
4,225		7.125%, 11/01/43	11/23 at 100.00	BB+	4,823,260

2,460		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	No Opt. Call	N/R	2,485,190

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	1,015,120

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,146,760

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,849,698

7,526		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	7,582,144

2,128		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,943,183

635		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	615,436

3,400		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/16 at 100.00	N/R	3,450,966

2,150		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,519,749

1,900		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,897,606

4,118		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,969,011

6,985		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,078,809
761,720		Total Illinois			805,684,602

		Indiana – 2.8%

1,080		Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	1,089,385

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
$1,000	7.125%, 11/15/42	No Opt. Call	N/R	$1,092,190
7,500	7.125%, 11/15/47	No Opt. Call	N/R	8,166,225

125	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (6)	135,660

6,795	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	7,321,273

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	No Opt. Call	B–	861,815

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.890%, 4/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA	3,021,409

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 18.116%, 4/15/17 (IF) (5)	No Opt. Call	A	6,032,850

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	BB–	5,875,083

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
2,000	7.000%, 7/01/33	7/23 at 100.00	BB–	2,179,940
6,000	7.250%, 7/01/43	7/23 at 100.00	BB–	6,551,280

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	2,485,132
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,758,760

3,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	3,499,756

9,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	10,617,432

21,110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	21,590,886

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 1325:
3,750	17.175%, 5/01/42 (IF) (5)	5/23 at 100.00	A	5,115,300
1,000	17.175%, 5/01/42 (IF) (5)	5/23 at 100.00	A	1,364,080
1,600	17.175%, 5/01/42 (IF) (5)	5/23 at 100.00	A	2,182,528
1,000	17.175%, 5/01/42 (IF) (5)	5/23 at 100.00	A	1,364,080

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	BBB+	1,150,723
875	5.500%, 8/15/45	8/20 at 100.00	BBB+	962,089

11,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	12,153,315

7,620	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	8,052,892

10,455	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	No Opt. Call	A	11,278,645

Nuveen Investments	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
$3,085	18.967%, 6/01/17 (IF) (5)	No Opt. Call	AA	$4,778,079
1,250	18.940%, 6/01/17 (IF) (5)	No Opt. Call	AA	1,936,300
1,460	18.820%, 6/01/17 (IF) (5)	No Opt. Call	AA	2,260,898
330	18.940%, 12/01/32 (IF) (5)	No Opt. Call	AA	511,183
5,000	15.726%, 12/01/32 (IF) (5)	No Opt. Call	AA	7,745,200

5,450	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	5,987,425

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.886%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	1,811,580
2,750	18.313%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	3,321,230

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	11,279,000

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.345%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	468,596
2,500	19.345%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	3,779,000
4,995	20.320%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	7,542,300
6,250	19.345%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	9,447,500

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,590,161

10,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,702,335

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,677,045

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/15 at 100.00	N/R	252,556
2,500	5.375%, 2/15/34 (4)	2/15 at 100.00	N/R	206,000

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,248,505

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	No Opt. Call	N/R	230,474

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	6,069,350
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	6,048,650

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	3,105,210
19,000	5.750%, 9/01/42	9/17 at 100.00	N/R	19,662,150
39,655	5.800%, 9/01/47	9/17 at 100.00	N/R	41,077,425
255,030	Total Indiana			283,640,880

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 2.6%

$146,100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	$150,969,513

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
13,470	5.500%, 12/01/22	12/18 at 100.00	BB–	14,295,711
57,265	5.250%, 12/01/25	12/23 at 100.00	BB–	61,854,790

5,020	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,094,996

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BB	2,060,920

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
19,215	5.375%, 6/01/38	6/15 at 100.00	B+	16,030,690
11,805	5.500%, 6/01/42	6/15 at 100.00	B+	9,985,259
8,075	5.625%, 6/01/46	6/15 at 100.00	B+	6,837,910

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,539,602
264,440	Total Iowa			268,669,391

	Kansas – 0.6%

4,340	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,466,381

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.816%, 1/01/34 (IF) (5)	1/20 at 100.00	AA–	2,898,438

2,000	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	2,082,000

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	512,900
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,451,662

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,077,080

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	18,596,385
1,000	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	1,002,670

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	13,912,080

8,910	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	8,889,774

3,974	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	N/R	4,242,407
63,409	Total Kansas			60,131,777

	Kentucky – 0.2%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,258,000

Nuveen Investments	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1314, 23.268%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	$7,983,874

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,085,760

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,096,960

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,205,812
17,430	Total Kentucky			21,630,406

	Louisiana – 1.2%

42,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	45,640,331

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1,500

11,285	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB+	12,584,016

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	268,134

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,570,876

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	671,337

9,335	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,553,532

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,385,138
1,085	6.000%, 12/15/37	No Opt. Call	N/R	603,097

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	50,027

410	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	No Opt. Call	BBB	485,723

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
1,375	20.851%, 10/01/40 (IF) (5)	10/20 at 100.00	A–	2,073,720
3,315	20.839%, 10/01/40 (IF) (5)	10/20 at 100.00	A–	4,998,490

8,400	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	9,381,204

2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2012B, 5.000%, 7/01/42	No Opt. Call	A+	2,162,380

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	$1,125,020

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R	562,833
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,306,645

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,356,880
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	714,624

3,900	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.250%, 12/15/38	12/23 at 100.00	N/R	4,222,101

2,245	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,479,558

1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,121,520

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	No Opt. Call	N/R	448,431

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	No Opt. Call	N/R	437,734
132,763	Total Louisiana			117,204,851

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,627,819
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	7,394,400

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	No Opt. Call	B3	3,965,919
12,750	Total Maine			13,988,138

	Maryland – 1.2%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,331,209
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,053,568
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,869,293

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
8,300	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	BB+	8,479,529
12,850	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	13,150,176

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	511,920

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,880,788

8,409	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	7/16 at 100.00	N/R	8,519,494

2,250	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	2,447,190

Nuveen Investments	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
$1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	$1,263,079
1,085	5.250%, 4/01/33	4/17 at 100.00	N/R	1,043,466

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	No Opt. Call	N/R	773,843
1,000	6.100%, 2/15/44	No Opt. Call	N/R	1,074,090

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.520%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	5,641,670

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	7,408,863

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.773%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	AA	1,814,002
940	17.564%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	AA	995,874

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16 (4)	No Opt. Call	N/R	754,050
54,000	5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	24,678,000

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
820	5.625%, 10/01/23	No Opt. Call	B3	782,264
10,640	5.750%, 10/01/33	No Opt. Call	B3	9,766,882

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Bowie State University Project, Series 2003, 6.000%, 6/01/23	No Opt. Call	Ba2	1,001,080

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB)	11/21 at 100.00	AA+	1,984,248

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Tender Option Bond Trust 4424:
1,155	22.269%, 11/15/18 (IF) (5)	No Opt. Call	AA+	1,746,129
1,000	22.269%, 11/15/19 (IF) (5)	No Opt. Call	AA+	1,511,800
1,135	22.225%, 11/15/43 (IF) (5)	11/21 at 100.00	AA+	1,714,724

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,573,155
149,969	Total Maryland			122,770,386

	Massachusetts – 0.8%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (18)	No Opt. Call	Caa3	9,459,852

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	816,612

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	2,011,220

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$19,835	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	$20,164,063

1,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	1,981,109

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,834,100

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	7,852,350

5,228	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (7)	No Opt. Call	D	2,695,359

4,082	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (7)	No Opt. Call	D	41

5,926	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4)	No Opt. Call	D	59

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,115,860

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	15,470
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	13,780

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
4,000	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	4,020,600
1,400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,401,400

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 20.077%, 6/01/41 (IF) (5)	6/20 at 100.00	AA–	3,069,300

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	1,607,103
1,505	5.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	1,506,972
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	4,005,240
11,190	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	11,190,671
106,336	Total Massachusetts			78,761,161

	Michigan – 2.7%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,670	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,866,749
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,316,143

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	1,055,481

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,723,606

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
5,195	5.000%, 11/01/26	11/16 at 100.00	B+	4,214,600
3,750	5.250%, 11/01/31	11/16 at 100.00	B+	2,916,713
3,840	5.250%, 11/01/36	11/16 at 100.00	B+	2,849,971

Nuveen Investments	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Series 2013:
$3,475	6.000%, 10/01/33	10/23 at 100.00	N/R	$2,912,432
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,340,444

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 16.897%, 5/01/29 – AGM Insured (IF) (5)	No Opt. Call	AA	8,300,857

2,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.506%, 5/01/27 – AGM Insured (IF)	No Opt. Call	AA	4,348,200

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,775	5.650%, 11/01/25	11/15 at 100.00	B–	1,443,270
500	5.750%, 11/01/30	11/15 at 100.00	B–	382,015
2,425	5.750%, 11/01/35	11/15 at 100.00	B–	1,762,175

5,955	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/14 at 100.00	B–	5,666,063

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured	No Opt. Call	AA–	996,850

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
1,935	5.250%, 4/01/18 – SYNCORA GTY Insured	No Opt. Call	Caa3	1,877,976
1,085	5.250%, 4/01/19 – SYNCORA GTY Insured	No Opt. Call	CCC	1,030,392
3,000	5.250%, 4/01/22 – SYNCORA GTY Insured	No Opt. Call	Caa3	2,653,920
1,025	5.250%, 4/01/23 – SYNCORA GTY Insured	No Opt. Call	Caa3	877,728

1,055	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36 (4)	11/16 at 102.00	N/R	210,989

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,564,540

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
10,825	4.875%, 8/15/27 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (6)	12,083,839
14,145	5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (6)	15,838,722

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (6)	1,010,050

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,837,268

1,000	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/14 at 102.00	N/R	1,020,660

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/14 at 102.00	N/R	1,884,154

	Michigan Finace Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,630	5.700%, 10/01/21	No Opt. Call	N/R	1,631,679
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,174,689
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,138,810

1,770	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	BBB+	1,837,791

2,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	2,186,620

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
$9,445	5.000%, 7/01/31 – AGM Insured	7/24 at 100.00	AA	$10,463,077
4,000	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	4,417,480
3,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	3,300,300

12,250	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-6, 5.000%, 7/01/33	7/24 at 100.00	BBB+	13,310,483

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,500	5.000%, 7/01/32 – NPFG Insured	7/24 at 100.00	AA–	2,743,875
1,595	5.000%, 7/01/34 – NPFG Insured	7/24 at 100.00	AA–	1,737,099

1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-4, 5.000%, 7/01/34	7/24 at 100.00	BBB+	1,081,550

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6:
1,215	5.000%, 7/01/34 – NPFG Insured	7/24 at 100.00	AA–	1,323,244
5,615	5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	6,101,091

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB–	1,058,720

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,583,534

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,381,290

6,260	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	7,136,150

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	405,776

	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,430	7.750%, 7/15/26	7/21 at 100.00	B	1,420,962
9,000	8.000%, 7/15/41	7/21 at 100.00	B	8,823,510

3,775	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/15 at 100.00	AA	3,798,479

980	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	983,499

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,530,871

1,500	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,500,285

3,535	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,573,532

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
255	7.250%, 4/01/20	No Opt. Call	BB	274,209

Nuveen Investments	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$1,140	8.000%, 4/01/30	4/20 at 100.00	BB	$1,246,989
500	8.000%, 4/01/40	4/20 at 100.00	BB	544,275

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,615,308

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,254,095
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	11,209,744

14,715	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,982,813

8,260	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	8,489,876

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	10,348,569

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
965	5.500%, 5/01/27	5/22 at 100.00	BBB–	997,916
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,383,814

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,569,585

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	No Opt. Call	BBB	1,040,140

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
290	5.000%, 11/01/15	No Opt. Call	BB	293,242
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,714,548
615	6.750%, 5/01/21	No Opt. Call	BB	668,597
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,798,884
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,638,716
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,811,820
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	6,642,423
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,895,233

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,304,455
271,030	Total Michigan			279,355,454

	Minnesota – 0.9%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,050,230

13,720	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,639,565

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,297,426

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy PRoject, Series 2013A, 5.125%, 7/01/48	7/23 at 100.00	BBB–	1,016,810

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
$425	6.000%, 11/01/27 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (6)	$448,898
1,550	6.000%, 11/01/37 (Pre-refunded 11/01/15)	11/15 at 100.00	N/R (6)	1,637,157

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,049,120

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,059,220

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BBB–	851,205
2,965	5.000%, 7/01/44	7/24 at 100.00	BBB–	3,066,136

2,275	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	No Opt. Call	B3	2,284,168

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,007,120
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,009,600

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	No Opt. Call	N/R	600,186

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,654,455

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	511,275
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,845,557

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,755,223

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	990,770

455	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	464,869

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,738,286
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,837,548

8,300	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,416,864

13,225	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	13,263,882

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,009,560

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/16 at 100.00	BB+	407,724
500	6.000%, 9/01/36	9/16 at 100.00	BB+	509,625

Nuveen Investments	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/16 at 100.00	N/R	$1,319,721

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/16 at 100.00	N/R	2,202,327

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	11/14 at 101.00	N/R	848,169
1,225	5.375%, 5/01/43	5/15 at 100.00	N/R	1,227,916

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,504,920
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	800,264

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,620,699
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,274,200
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,715,063

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,026,450
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,348,280
89,890	Total Minnesota			94,310,488

	Mississippi – 0.0%

1,524	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,499,283

	Missouri – 0.7%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	250,425
600	5.625%, 3/01/25	3/16 at 100.00	N/R	600,444

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	592,047
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,776,170

1,705	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,867,043

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,342,159

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,830,099

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
865	5.150%, 6/01/16	No Opt. Call	N/R	883,814
3,000	5.400%, 6/01/24	6/16 at 100.00	N/R	3,063,990

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (16)	4/16 at 100.00	N/R	10,177,775

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	$1,557,075

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,400	5.000%, 5/01/35	5/20 at 100.00	N/R	1,477,000
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,489,115

2,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,007,015

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 1383, 17.336%, 11/15/48 (IF) (5)	11/23 at 100.00	A	6,985,010

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	1,004,230

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,748,544

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,286,595
5,700	5.350%, 6/15/32	6/15 at 103.00	N/R	5,543,763

8,870	Saint Louis Land Clearance for Redevelopment Authority, Missouri Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,053,875

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	No Opt. Call	N/R	1,475,352

1,861	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	No Opt. Call	N/R	1,742,659

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,954,685

1,299	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,218,449

1,289	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,160,835

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (12)	No Opt. Call	N/R	1,034,652

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	500,210
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	1,000,380

1,760	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,762,147

1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	1,370,358
84,635	Total Missouri			73,755,915

Nuveen Investments	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 0.2%

	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012:
$12,245	5.000%, 9/01/32	9/22 at 100.00	A	$13,388,071
7,400	5.000%, 9/01/42	9/22 at 100.00	A	7,986,006

2,285	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	2,476,003
21,930	Total Nebraska			23,850,080

	Nevada – 0.8%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.335%, 1/01/36 (IF)	No Opt. Call	A+	7,322,750

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.292%, 1/01/18 (IF)	No Opt. Call	A+	1,548,018

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and Unversity System, Series 2014A:
1,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	1,682,907
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,884,058
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,274,920

1,520	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-17, Madeira Canyon, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,567,348

3,605	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.300%, 9/01/35	No Opt. Call	N/R	3,003,037

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,780,000

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2007:
4,610	5.875%, 6/01/21	No Opt. Call	N/R	4,754,524
11,770	6.125%, 6/01/31	No Opt. Call	N/R	12,134,988

310	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/24	6/23 at 103.00	N/R	336,710

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
485	6.000%, 8/01/27	4/15 at 102.00	N/R	497,164
2,420	6.150%, 8/01/37	4/15 at 102.00	N/R	2,470,772

1,900	North Las Veags, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 4.500%, 10/01/36 – NPFG Insured	10/16 at 100.00	AA–	1,875,167

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,237,256

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,095	6.500%, 9/01/20	9/18 at 100.00	N/R	1,198,226
1,395	6.750%, 9/01/27	9/18 at 100.00	N/R	1,490,934

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
5,530	6.500%, 6/15/20	6/18 at 100.00	B1	6,045,617
25,590	6.750%, 6/15/28	6/18 at 100.00	B1	27,847,038
80,035	Total Nevada			86,951,434

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
$420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	$312,421
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	Caa1	354,195
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	238,373
185	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	109,465
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	Caa1	25,460

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	205,324
1,735	Total New Hampshire			1,245,238

	New Jersey – 2.0%

9,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	9,199,493

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,022,130

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34	8/24 at 100.00	BB	865,564
1,530	5.875%, 8/01/44	8/24 at 100.00	BB	1,558,259
1,000	6.000%, 8/01/49	8/24 at 100.00	BB	1,017,840

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	B	1,775,292
4,120	5.650%, 8/01/43	8/23 at 100.00	B	2,927,548
2,395	5.750%, 8/01/47	8/23 at 100.00	B	1,698,079

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,025	4.875%, 1/01/29	1/24 at 100.00	N/R	1,058,999
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,108,422
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,734,647

5,500	New Jersey Economic Development Authority, Revenue Bonds, Gloucester Marine Terminal Project, Refunding Series 2006A, 6.625%, 1/01/37	1/16 at 100.00	N/R	5,597,405

920	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	1,012,478

1,500	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 6.200%, 10/01/44	10/24 at 100.00	BB–	1,525,440

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B	23,245,096

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	No Opt. Call	B	795,000

11,425	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	12,148,888

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	3,265,170
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	8,305,074

Nuveen Investments	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	B	$5,976,068

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,658,775

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,091,704

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
5,000	18.621%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	7,295,200
1,250	18.621%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	1,823,800
1,815	18.597%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	2,646,996

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,494,593

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	27,239,332

5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,537,550

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,730,050

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 11853-1, 21.716%, 6/01/16 – AGC Insured (Alternative Minimum Tax) (IF)	No Opt. Call	AA	2,104,086

37,855	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	41,366,430

2,650	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.881%, 12/01/24 (Alternative Minimum Tax) (IF) (5)	12/23 at 100.00	AA	2,705,253

23,860	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	17,860,880
197,730	Total New Jersey			203,391,541

	New Mexico – 0.4%

1,445	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	1,445,347

1,340	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,439,281

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24 (Pre-refunded 3/01/15)	3/15 at 102.00	N/R (6)	1,561,889
1,490	6.300%, 9/01/34 (Pre-refunded 3/01/15)	3/15 at 102.00	N/R (6)	1,547,797

3,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	2,986,500

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,210	5.500%, 9/01/16 (4)	No Opt. Call	N/R	1,057,153
1,655	5.750%, 9/01/21 (4)	9/16 at 100.00	N/R	1,392,054
9,050	6.000%, 9/01/32 (4)	9/16 at 100.00	N/R	7,626,435

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	$2,143,920

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	5,380,636

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,186,716
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,369,706

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	No Opt. Call	N/R	5,195,590
37,410	Total New Mexico			36,333,024

	New York – 5.3%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	BBB–	8,654,899
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	6,647,785
3,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,307,461
1,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	1,989,838
17,410	0.000%, 7/15/45	No Opt. Call	BBB–	3,811,223

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	514,545

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
1,000	4.000%, 5/01/33	No Opt. Call	BB+	966,950
905	5.000%, 5/01/38	5/23 at 100.00	BB+	971,327
4,500	4.250%, 5/01/42 (WI/DD, Settling 11/10/14)	5/23 at 100.00	BB+	4,381,740

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,886,088
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,169,166
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,423,912

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,251,100
3,000	6.250%, 12/01/37	12/18 at 100.00	Ba1	3,194,280

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 1351:
1,890	22.827%, 3/15/35 (IF) (5)	3/24 at 100.00	AAA	3,401,339
1,000	22.828%, 3/15/36 (IF) (5)	3/24 at 100.00	AAA	1,755,640
2,990	22.821%, 3/15/39 (IF) (5)	3/24 at 100.00	AAA	5,157,212
4,000	22.850%, 3/15/44 (IF) (5)	3/24 at 100.00	AAA	6,677,800

5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,666,750

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 1326, 17.285%, 11/15/41 (IF) (5)	11/22 at 100.00	AA–	6,713,069

Nuveen Investments	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
$4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	$5,414,038
5,600	8.000%, 8/01/28	8/16 at 101.00	N/R	6,156,024
14,300	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	15,705,118

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (9)	No Opt. Call	N/R	896,038
12,570	5.750%, 10/01/27 (10)	10/17 at 100.00	N/R	4,644,615
28,560	5.750%, 10/01/37 (10)	10/17 at 100.00	N/R	10,552,920
61,500	5.875%, 10/01/46 (11)	10/17 at 102.00	N/R	22,382,925

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
1,410	5.000%, 12/01/31	12/16 at 100.00	BB	1,447,238
7,760	5.250%, 12/01/36	12/16 at 100.00	BB	8,005,138

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	1,029,410
5,880	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	6,069,689
1,045	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	1,075,075
3,625	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	3,723,201
3,535	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	3,605,877
33,680	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	34,522,000

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,209,301

21,895	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	21,896,314

2,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	No Opt. Call	BB	2,010,980

8,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	8,840,850

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
1,635	5.000%, 5/15/20 (Alternative Minimum Tax)	No Opt. Call	B	1,635,621
7,445	5.125%, 5/15/30 (Alternative Minimum Tax)	No Opt. Call	B	7,446,415

5,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB	5,136,700

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 1365:
2,155	22.567%, 6/15/44 (IF) (5)	6/21 at 100.00	AA+	3,231,423
3,700	22.572%, 6/15/46 (IF) (5)	6/23 at 100.00	AA+	5,932,025

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 4413, 22.314%, 6/15/19 (IF) (5)	No Opt. Call	AA+	3,363,930

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 4417:
2,000	22.597%, 6/15/18 (IF) (5)	No Opt. Call	AA+	3,206,500
970	22.575%, 6/15/18 (IF) (5)	No Opt. Call	AA+	1,554,541

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$2,025	22.349%, 6/15/20 (IF) (5)	No Opt. Call	AA+	$3,127,248
1,320	22.392%, 6/15/21 (IF) (5)	No Opt. Call	AA+	2,116,290

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.313%, 6/15/15 (IF)	No Opt. Call	AA+	548,730

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2012FF, 5.000%, 6/15/45 (UB) (5)	6/22 at 100.00	AA+	11,090,800

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 1217:
1,970	22.664%, 6/15/43 (IF) (5)	6/21 at 100.00	AA+	2,961,994
1,000	22.677%, 6/15/44 (IF) (5)	6/15 at 100.00	AA+	1,500,200
2,265	22.677%, 6/15/45 (IF) (5)	6/22 at 100.00	AA+	3,500,331
400	22.652%, 6/15/45 (IF) (5)	6/22 at 100.00	AA+	618,160
1,600	22.652%, 6/15/47 (IF) (5)	6/23 at 100.00	AA+	2,527,200

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 3399, 22.411%, 8/01/22 (IF)	No Opt. Call	AAA	1,863,332

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 1327:
2,500	17.115%, 11/15/44 (IF) (5)	11/21 at 100.00	A+	3,603,000
3,750	17.115%, 11/15/44 (IF) (5)	11/21 at 100.00	A+	5,404,500

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190:
2,170	22.622%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	3,519,263
3,750	18.220%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	5,614,500
2,000	18.220%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	2,994,400

9,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	9,077,580

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
21,500	5.150%, 11/15/34 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	21,920,110
22,815	5.375%, 11/15/40 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	23,436,252

83,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	89,604,473

4,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,738,600

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.405%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	1,440,240
1,875	18.405%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	2,700,450

2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 1380, 22.816%, 3/15/43 (IF)	3/23 at 100.00	AAA	4,085,950

3,445	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2014-3A, 22.406%, 3/15/32 (IF)	3/23 at 100.00	AAA	6,120,008

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.946%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,199,548

Nuveen Investments	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	$17,710,560

5,020	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	5,258,751

95	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/15 at 100.00	N/R	95,006

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	983,740
3,355	5.000%, 6/01/34	6/16 at 100.00	B	2,795,319
7,760	5.125%, 6/01/42	6/16 at 100.00	B	6,305,310

8,508	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	A3	9,454,899

	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A:
1,735	5.000%, 5/01/34	5/24 at 100.00	BB+	1,894,169
7,395	5.500%, 5/01/42	5/24 at 100.00	BB+	8,403,234

4,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	6/15 at 100.00	BB+	3,273,240

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	1,001,720
588,718	Total New York			539,725,137

	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (6)	1,703,445

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.043%, 1/15/19 (IF)	No Opt. Call	AA–	2,193,551

8,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	8,019,920

2,108	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	2,255,202

1,750	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	1,895,425

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,302,710

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,080,820

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 11808, 22.432%, 6/01/20 (IF)	No Opt. Call	AA	3,409,200

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,918,860
1,695	5.600%, 10/01/36	10/16 at 100.00	N/R	1,758,783

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	$2,788,435
30,388	Total North Carolina			33,326,351

	North Dakota – 0.1%

10,130	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	10,739,117

	Ohio – 3.8%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 3352, 18.059%, 5/01/35 (IF) (23)	5/22 at 100.00	AA–	3,450,900

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,163,769

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
64,965	5.875%, 6/01/30	6/17 at 100.00	B–	53,437,610
65,150	5.750%, 6/01/34	6/17 at 100.00	B–	51,574,695
17,875	6.000%, 6/01/42	6/17 at 100.00	B	14,164,686
32,050	5.875%, 6/01/47	6/17 at 100.00	B	25,476,866

29,345	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	24,767,473

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34 (WI/DD, Settling 11/12/14)	12/22 at 100.00	N/R	2,409,473
4,285	6.000%, 12/01/43 (WI/DD, Settling 11/12/14)	12/22 at 100.00	N/R	4,292,884

2,645	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,989,776

11,150	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42	No Opt. Call	BBB+	12,016,467

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 1328, 17.170%, 2/01/44 (IF) (5)	2/24 at 100.00	A–	5,197,602

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
640	5.000%, 12/01/22	12/16 at 100.00	N/R	651,238
3,250	5.000%, 12/01/32	12/16 at 100.00	N/R	3,205,735

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,675,048

15,715	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	17,419,135

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,765,700

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.590%, 5/01/29 (IF)	5/19 at 100.00	A+	2,762,824

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,947,215
8,685	5.000%, 2/15/33	2/23 at 100.00	BB+	8,927,572

Nuveen Investments	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)
$36,460	5.000%, 2/15/44	2/23 at 100.00	BB+	$36,851,945
4,120	5.000%, 2/15/48	2/23 at 100.00	BB+	4,162,766

20,150	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	20,615,667

15,520	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	No Opt. Call	B–	15,542,194

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	No Opt. Call	B–	7,314,852

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax) (4)	8/15 at 101.00	N/R	2,439,882
11,000	7.250%, 8/01/34 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	8,098,310

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2013D:
205	10.635%, 8/01/25 (7)	No Opt. Call	N/R	—
709	10.820%, 8/01/34 (7)	No Opt. Call	N/R	—

1,004	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	445,981

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,553,145
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,071,220
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,159,100

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	N/R	2,309,171
17,000	6.000%, 12/01/42	12/22 at 100.00	N/R	17,514,250

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/15 at 100.00	B–	11,315,707

1,670	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/16 at 100.00	BBB+	1,698,574

2,005	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.375%, 12/01/35	12/14 at 101.00	BB	2,019,997

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	387,280
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	606,464

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
456,610	Total Ohio			386,403,223

	Oklahoma – 1.0%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,648,530

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,538,577

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
$2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	$1,438,450
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,196,358

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,317,625
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	11,906,263

29,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	30,621,970

2,750	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	2,903,808

10,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	11,303,731

14,555	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	14,621,662

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,180,139
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,789,531
98,315	Total Oklahoma			102,466,644

	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	3,023,370

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A2	1,102,068
2,670	8.250%, 1/01/38	1/19 at 100.00	A2	3,250,698

4,015	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	4,430,151

2,625	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.400%, 10/01/44	10/24 at 100.00	N/R	2,757,300

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	No Opt. Call	N/R	494,365
130	5.000%, 10/01/21	1/15 at 100.00	N/R	128,678
735	5.350%, 10/01/31	No Opt. Call	N/R	660,816

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,732,048

1,940	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	No Opt. Call	N/R	2,028,309

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	No Opt. Call	B–	8,287,615

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	2,486,870

850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	880,022
29,715	Total Oregon			31,262,310

Nuveen Investments	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 2.8%

$3,825	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB–	$4,395,422

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	8,679,300

7,335	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	7,474,658

305	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Waynesburg College, Refunding Series 2006, 4.800%, 5/01/36 – RAAI Insured	5/16 at 100.00	BBB+	309,807

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31	11/21 at 100.00	BBB–	1,447,750
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,907,575

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	2,040,106

1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	1,534,468

11,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	Baa2	11,758,120

4,685	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,732,037

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bonds 3374, 22.432%, 5/01/20 (IF) (5)	No Opt. Call	AA–	3,176,774

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB–	1,305,308
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,270

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
475	5.125%, 10/15/15	No Opt. Call	N/R	482,339
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	5,073,292
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	12,484,865

9,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	9,524,130

	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A:
1,100	5.000%, 8/01/35	8/23 at 100.00	Baa3	1,167,430
1,075	5.000%, 8/01/45	8/23 at 100.00	Baa3	1,128,428

1,595	Clarion County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,662,070

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
$1,000	5.000%, 5/01/29	5/24 at 100.00	Baa3	$1,097,580
1,020	5.000%, 5/01/37	5/24 at 100.00	Baa3	1,092,583

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	No Opt. Call	BBB–	1,053,300

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,641,020
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,534,344

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,042,720

4,125	Latrobe Industrial Development Authority, Pennsylvania, College Revenue Bonds, Saint Vincent College Project, Series 2013, 5.000%, 5/01/43	5/23 at 100.00	Baa1	4,333,271

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	500,645

6,695	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,973,244

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.468%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	2,181,600

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
750	6.000%, 2/01/21	2/15 at 100.00	N/R	756,833
10,500	6.250%, 2/01/35	2/15 at 100.00	N/R	10,555,230

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36	2/18 at 100.00	N/R	1,076,120

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 1192:
945	17.844%, 2/15/31 (IF) (5)	8/23 at 100.00	Aa1	1,595,094
1,340	17.873%, 2/15/32 (IF) (5)	8/23 at 100.00	Aa1	2,236,098
1,410	17.859%, 2/15/33 (IF) (5)	8/23 at 100.00	Aa1	2,328,361
1,480	17.890%, 2/15/34 (IF) (5)	8/23 at 100.00	Aa1	2,415,774

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	No Opt. Call	N/R	958,560

1,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/36	No Opt. Call	BBB–	1,032,710

5,500	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	5,972,890

935	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	636,623

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/14 at 100.00	B–	49,138,290

Nuveen Investments	99

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,120	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	$3,122,122

7,050	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	7,054,019

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,105,990

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B–	2,462,803

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.489%, 2/15/19 (IF)	No Opt. Call	AA–	2,088,060
750	20.991%, 2/15/19 (IF)	No Opt. Call	AA–	1,276,598

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,016,090

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	3,400,508

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,202,664

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
300	5.800%, 5/01/16	No Opt. Call	BB+	307,818
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,401,790
985	6.250%, 5/01/33	5/16 at 100.00	BB+	997,401

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,102,520
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,849,267

4,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.000%, 7/01/34	7/17 at 100.00	BB+	4,030,480

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BB+	3,156,810

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,555	5.625%, 7/01/36	No Opt. Call	BB+	1,648,642
30,765	5.625%, 7/01/42	7/22 at 100.00	BB+	32,516,144

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	No Opt. Call	AA–	525,696

90	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	N/R	85,523

4,935	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	5,170,844

6,620	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	6,674,416

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,155	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	$1,165,383

1,250	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,309,738

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	BBB+	555,503
268,696	Total Pennsylvania			282,666,868

	Rhode Island – 0.3%

11,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	12,766,065

8,020	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	8,895,383

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
2,370	5.500%, 9/01/28	9/23 at 100.00	BBB	2,604,464
2,500	6.000%, 9/01/33	9/23 at 100.00	BBB	2,799,700

1,890	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.511%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,031,901

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,687,687
27,380	Total Rhode Island			30,785,200

	South Carolina – 0.6%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	685,697

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2014-3U:
510	22.237%, 5/01/33 (IF) (5)	5/24 at 100.00	AA–	854,990
500	22.409%, 5/01/34 (IF) (5)	5/24 at 100.00	AA–	834,350
1,000	22.409%, 5/01/39 (IF) (5)	5/24 at 100.00	AA–	1,586,750

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,568,909

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	4,217,962

3,555	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,594,780

2,210	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,275,350

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,385	5.250%, 10/01/26	11/16 at 100.00	N/R	2,388,506
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	4,471,206

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	759,900
1,250	5.125%, 5/01/48	5/23 at 100.00	N/R	1,267,275

2,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,086,280

Nuveen Investments	101

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$195	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	$197,112

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,491,259
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,594,762

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
2,100	5.500%, 5/01/28	5/17 at 100.00	N/R	2,157,624
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,016,510

15,700	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	15,371,713
70,608	Total South Carolina			59,420,935

	South Dakota – 0.2%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32	3/24 at 100.00	N/R	6,559,360

2,365	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	2,628,390

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
1,250	19.136%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	1,835,000
250	19.136%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	367,000
2,905	19.128%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	4,263,930
13,170	Total South Dakota			15,653,680

	Tennessee – 1.7%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 1268:
2,545	18.236%, 1/01/40 (IF) (5)	1/23 at 100.00	A+	3,900,289
2,500	18.245%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	3,809,100
1,495	18.200%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	2,275,868
865	18.140%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	1,317,291

11,845	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	12,786,559

37,900	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 6.000%, 5/01/34	11/24 at 100.00	N/R	37,641,901

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A:
4,565	5.875%, 3/01/44	3/24 at 100.00	A	4,928,557
4,160	6.125%, 3/01/49	3/24 at 100.00	A	4,494,464

76,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	88,009,761

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	9,430,308
154,415	Total Tennessee			168,594,098

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.0%

$220	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	$244,306

1,625	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 4.300%, 1/01/33 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,633,970

26,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	27,278,526

2,990	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	No Opt. Call	N/R	3,002,618

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,983,657

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB+	1,633,876
3,525	7.750%, 8/15/41	8/21 at 100.00	BB+	3,692,402

6,970	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax) (4)	No Opt. Call	C	540,175

3,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/15) (4)	1/15 at 100.00	C	263,500

14,375	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	No Opt. Call	C	1,114,063

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	No Opt. Call	C	668,000

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	3,200,000

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,483,582
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,477,248

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 and 3 Projects, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,070,441
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,577,070

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	BBB	1,259,328
4,000	0.000%, 1/01/29	No Opt. Call	BBB	2,156,160

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BBB–	23,606,400

2,335	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB–	2,479,466

5,325	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/42	8/22 at 100.00	BBB	5,706,270

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
80	7.750%, 2/15/18	No Opt. Call	B+	85,369
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	8,000,850

Nuveen Investments	103

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
$2,895	4.350%, 12/01/42	12/22 at 100.00	BBB–	$2,912,515
1,900	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,901,216

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,553,323

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,807,581

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,198,600
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	8,074,749

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
2,000	5.000%, 9/01/34	9/24 at 100.00	BB+	2,081,220
9,175	5.250%, 9/01/44	9/24 at 100.00	BB+	9,560,717

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	No Opt. Call	N/R	1,470,140
2,000	6.750%, 9/01/43	No Opt. Call	N/R	2,097,540

2,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	2,542,100

1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	1,034,430

6,900	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/42	No Opt. Call	BB–	6,925,668

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	No Opt. Call	BB+	2,534,453

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	1,002,505
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	9,750,465

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37	9/22 at 100.00	N/R	509,605
525	6.750%, 9/01/44	9/22 at 100.00	N/R	535,038

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33	9/22 at 100.00	N/R	509,465

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyteran Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43	1/23 at 100.00	BB+	2,917,400

3,358	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	No Opt. Call	N/R	3,360,558

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	1,231,519
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	9,490,722
4,920	0.000%, 11/15/26	No Opt. Call	AA–	2,761,596

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	$2,658,050
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	6,073,846
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	5,004,427
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	6,743,149
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	2,135,750
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	754,660
180	0.000%, 11/15/33	11/31 at 88.44	AA–	65,774
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	701,309
35	0.000%, 11/15/35	11/31 at 78.18	AA–	10,921
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	1,212,266
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	414,175
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	488,444
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	266,431
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	AA–	2,279,311
5,460	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	1,116,734

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
95	5.250%, 11/15/22 – NPFG Insured	No Opt. Call	AA–	95,103
2,960	5.250%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	2,961,806
1,705	5.375%, 11/15/41 – NPFG Insured	No Opt. Call	AA–	1,706,159
1,840	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	427,984

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	38,619
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	219,185
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	482,502
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	68,407
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	165,557
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	AA–	2,467,400
17,675	0.000%, 11/15/39	11/24 at 41.26	AA –	4,085,753

125	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Junior Lien Series 1998B, 0.000%, 11/15/22 – NPFG Insured	No Opt. Call	AA–	80,856

42,595	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	42,623,113

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
30	5.250%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	30,020
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA–	434,299
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA–	7,641,145
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA–	2,647,510

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	No Opt. Call	N/R	3,688,980

8,410	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	8,379,051

2,540	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	No Opt. Call	B	2,548,153

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B	7,908,390

Nuveen Investments	105

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
$4,335	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B	$4,656,267
14,500	5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	15,365,650

42,260	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	44,840,396

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38 (WI/DD, Settling 11/13/14)	9/19 at 103.00	N/R	766,994
750	5.875%, 9/01/44 (WI/DD, Settling 11/13/14)	9/19 at 103.00	N/R	741,600

	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public ImprovementI District Phases 2 -5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,896,282
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,560,653

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	911,638
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,272,688

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I LLC – Texas A&M University Project, Series 2014A:
5,250	5.000%, 4/01/46	4/24 at 100.00	BBB–	5,646,323
2,915	5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,171,433

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC – Texas A&M University-Corpus Christi Project, Series 2014A:

1,215	4.750%, 4/01/34	4/24 at 100.00	BBB–	1,234,489
6,470	5.000%, 4/01/39	No Opt. Call	BBB–	6,681,569
7,260	5.000%, 4/01/44	No Opt. Call	BBB–	7,463,861

9,900	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 4.750%, 4/01/46	4/24 at 100.00	Baa3	10,005,831

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	1,556,610

2,500	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 4.875%, 12/01/32	No Opt. Call	BBB–	2,690,450

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.466%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	17,699,862

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	No Opt. Call	BB–	18,271,738

3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	3,793,217

9,400	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	No Opt. Call	BB–	9,418,142

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32	No Opt. Call	N/R	5,953,000

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$3,800	7.250%, 12/15/42	No Opt. Call	N/R	$3,599,816
14,375	7.250%, 12/15/47	12/21 at 100.00	N/R	13,536,650

4,030	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	4,729,407

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,757,413

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	11/15 at 100.00	C	460,738

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	No Opt. Call	C	77,500

1,300	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	No Opt. Call	C	100,750

2,500	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	N/R	2,564,025

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,332,259

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	1,711,139

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	116,815

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
3,650	5.000%, 12/15/27	No Opt. Call	A3	4,058,581
4,180	5.000%, 12/15/28	No Opt. Call	A3	4,632,276
2,000	5.000%, 12/15/29	No Opt. Call	A3	2,208,940
1,750	5.000%, 12/15/30	No Opt. Call	A3	1,926,330
3,575	5.000%, 12/15/31	No Opt. Call	A3	3,919,344
20,000	5.000%, 12/15/32	No Opt. Call	A3	21,735,800

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,254,559

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	10,674,761
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,384,845
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,573,600

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,289,061
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,445,107

3,445	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,445,620

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,351,730

Nuveen Investments	107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	No Opt. Call	C	$75,950

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,787,395
5,600	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,877,032
757,588	Total Texas			607,771,777

	Utah – 0.5%

2,000	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,259,120

875	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	864,903

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,151,641
9,195	5.700%, 11/15/36	11/16 at 100.00	N/R	9,220,102

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,622,940

640	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2012, 5.250%, 7/15/43	No Opt. Call	BBB–	652,890

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,190,820

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,852,761
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,834,573

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,850	6.250%, 6/15/28	6/17 at 100.00	N/R	1,878,805
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	3,022,570

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,050	8.000%, 7/15/30	7/18 at 102.00	N/R	2,253,709
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,287,471

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,817,246

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,255	5.750%, 7/15/22	7/15 at 102.00	N/R	1,275,582
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,546,968
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,506,518

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	4,240,384
51,025	Total Utah			53,479,003

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 0.0%

$1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	$1,429,373

	Virginia – 1.0%

100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	No Opt. Call	N/R	100,225

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,285	6.250%, 3/01/18 (17)	3/15 at 101.00	N/R	1,475,219
5,579	6.600%, 3/01/25 (19)	No Opt. Call	N/R	3,602,918
3,347	6.750%, 3/01/34 (20)	3/16 at 100.00	N/R	2,161,961

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	2,904,450
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	8,326,345

11,300	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	11,804,093

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,756,184
4,000	5.000%, 12/01/47	12/23 at 100.00	N/R	4,107,160

280	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/14 at 100.00	BB–	280,224

12,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	12,479,400

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA	1,472,646
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA	751,142
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA	2,205,385
10,800	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	3,355,560
3,175	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA	936,562

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	3,949,322

6,175	Park Center Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2007, 6.000%, 4/15/47	No Opt. Call	N/R	6,177,223

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,338,897
9,360	6.450%, 9/01/37	9/17 at 100.00	N/R	10,111,607

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
5,000	5.125%, 7/01/49	No Opt. Call	BBB–	5,387,400
4,500	5.000%, 7/01/52	No Opt. Call	BBB–	4,785,570

17,350	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/42	No Opt. Call	BBB–	4,274,346

2,340	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	2,402,829

Nuveen Investments	109

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	$735,201

4,845	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,067,192
138,257	Total Virginia			105,949,061

	Washington – 1.6%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (5)	6/19 at 100.00	AA	1,824,265

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.603%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	3,909,300
750	19.603%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	1,172,790

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,141,308

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,535	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,558,132
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	3,696,527

2,010	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,641,683

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BB	6,963,472

4,230	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	4,250,642

7,670	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	No Opt. Call	N/R	7,704,132

1,615	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,892,150

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4480:
5,000	22.516%, 10/01/22 (WI/DD, Settling 11/06/14) (IF)	No Opt. Call	AA	7,863,250
1,060	22.516%, 10/01/22 (IF) (5)	No Opt. Call	AA	1,747,198
600	22.516%, 10/01/22 (IF) (5)	No Opt. Call	AA	988,980

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730:
1,510	18.193%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	2,159,662
630	18.151%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	901,278
785	17.711%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	1,121,404

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4742:
2,500	18.454%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	3,796,600
3,740	18.436%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	5,677,731
1,190	18.314%, 10/01/44 (IF) (5)	10/24 at 100.00	AA	1,805,885

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
$1,750	18.005%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	$2,445,870
3,685	17.999%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	5,149,788
935	17.906%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	1,323,960

1,500	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.250%, 10/01/46	4/22 at 100.00	Baa1	1,620,570

2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 18.105%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,494,100

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	BBB	1,639,184
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	BBB	1,846,689
3,550	4.500%, 12/01/26 – RAAI Insured	12/16 at 100.00	BBB	3,577,619
27,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	BBB	27,417,552
2,380	5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB	2,403,562

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095, 17.473%, 8/15/42 (IF) (5)	8/22 at 100.00	AA–	1,538,190

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	19.352%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,710,725
1,520	19.125%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,196,932

14,167	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	13,586,061

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	2,289,132
18,225	6.750%, 10/01/47	No Opt. Call	N/R	19,586,223

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,719,769
139,022	Total Washington			158,362,315

	West Virginia – 0.5%

7,929	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	8,263,760

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,709,169

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	374,156

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,793,370

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,165	6.500%, 10/01/38	10/18 at 100.00	N/R	13,782,700
22,435	6.750%, 10/01/43	10/18 at 100.00	N/R	23,680,141
48,894	Total West Virginia			51,603,296

Nuveen Investments	111

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 1.5%

$450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R (6)	$452,856

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	8,938,665

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (4)	8/15 at 102.00	N/R	89,893

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	706,911
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	535,213

7,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 7.000%, 5/01/40	5/24 at 100.00	N/R	8,165,438

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	No Opt. Call	BB+	4,812,771
4,250	5.750%, 4/01/42	No Opt. Call	BB+	4,567,813

1,000	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	1,065,188

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	1,162,302
3,275	6.200%, 10/01/42	10/22 at 100.00	BB+	3,448,246

	Wisconsin Health and Edcuational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,728,307
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,747,592

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3184, 18.084%, 5/15/20 (IF)	No Opt. Call	AA+	5,741,432

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 1191, 18.489%, 4/15/35 (IF) (5)	4/23 at 100.00	A	3,716,698

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,375,538

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.090%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	4,061,198

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 19.136%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,340,360

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 1334:
2,500	17.354%, 11/15/44 (IF) (5)	11/22 at 100.00	A+	3,317,198
380	17.354%, 11/15/44 (IF) (5)	11/22 at 100.00	A+	504,212
750	17.354%, 11/15/44 (IF) (5)	11/22 at 100.00	A+	995,158

1,075	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,153,559

5,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	6,029,813

112	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
$1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)		5/21 at 100.00	A2(6)	$1,261,978
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)		5/21 at 100.00	A2(6)	5,013,793

1,080	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38		12/19 at 100.00	AA–	1,211,909

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
9,750	15.862%, 8/15/30 (IF)		8/16 at 100.00	A–	10,803,388
3,535	16.346%, 8/15/31 (IF)		8/16 at 100.00	A–	3,991,649
3,750	16.356%, 8/15/34 (IF)		8/16 at 100.00	A–	4,203,148

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,655	8.375%, 6/01/37		No Opt. Call	N/R	3,181,219
42,905	8.625%, 6/01/47		6/22 at 100.00	N/R	51,775,178

8,870	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20		No Opt. Call	N/R	8,898,648
136,245	Total Wisconsin				156,997,271
$10,685,167	Total Municipal Bonds (cost $9,590,558,977)				10,120,069,211

Shares	Description (1)				Value

	COMMON STOCKS – 1.3%

	Airlines – 1.3%

3,138,890	American Airlines Group Inc. (22)				$129,793,102

	Containers & Packaging – 0.0%

21,692	Rock-Tenn Company (23)				1,109,546
	Total Common Stocks (cost $47,172,781)				130,902,648

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$67	Las Vegas Monorail Company, Senior Interest Bonds (7), (24)	5.500%	7/15/19	N/R	$12,033

18	Las Vegas Monorail Company, Senior Interest Bonds (7), (24)	3.000%	7/15/55	N/R	2,411
$85	Total Corporate Bonds (cost $6,770)				14,444
	Total Long-Term Investments (cost $9,637,738,528)				10,250,986,303

Nuveen Investments	113

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	MUNICIPAL BONDS – 0.2%

	California – 0.2%

$13,795	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$14,023,997

1,340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	1,362,244

2,040	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	2,073,864
$17,175	Total Short-Term Investments (cost $17,175,000)			17,460,105
	Total Investments (cost $9,654,913,528) – 100.8%			10,268,446,408
	Borrowings – (0.5)% (25)			(55,000,000)
	Floating Rate Obligations – (1.8)%			(184,117,000)
	Other Assets Less Liabilities – 1.5% (26)			156,284,986
	Net Assets – 100%			$10,185,614,394

Investments in Derivatives as of October 31, 2014

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (27)	Current Credit Spread (28)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (26)
Citigroup Inc.	Commonwealth of Puerto Rico	Buy	24.69%	$5,000,000	5.000%	9/20/19	$1,199,107	$361,607
Citigroup Inc.	Commonwealth of Puerto Rico	Buy	25.50	25,000,000	5.000	12/20/19	6,124,203	736,703
Goldman Sachs	Commonwealth of Puerto Rico	Buy	23.25	14,655,000	5.000	9/20/19	3,514,766	615,316
				$44,655,000			$10,838,076	$1,713,626

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (29)	Termination Date	Unrealized Appreciation (Depreciation) (26)
Barclays PLC	$28,000,000	Receive	Weekly USD-SIFMA	2.882%	Quarterly	9/29/15	9/29/39	$(245,718)
Barclays PLC	87,500,000	Receive	Weekly USD-SIFMA	3.254	Quarterly	8/28/15	8/28/45	(6,445,169)
Citigroup Inc.	50,000,000	Receive	Weekly USD-SIFMA	2.900	Quarterly	12/15/15	12/15/44	282,085
Goldman Sachs*	31,000,000	Receive	3 Month USD-LIBOR	3.408	Semi-Annually	11/16/15	11/16/39	(1,270,999)
JPMorgan	30,000,000	Receive	Weekly USD-SIFMA	2.967	Quarterly	10/28/15	10/28/39	(638,439)
JPMorgan	36,000,000	Receive	Weekly USD-SIFMA	3.085	Quarterly	11/16/15	11/16/39	(1,456,843)
JPMorgan	55,500,000	Receive	Weekly USD-SIFMA	2.913	Quarterly	9/29/15	9/29/39	(784,799)
JPMorgan	57,000,000	Receive	Weekly USD-SIFMA	2.983	Quarterly	10/14/15	10/14/39	(1,430,182)
JPMorgan	75,000,000	Receive	Weekly USD-SIFMA	3.240	Quarterly	7/27/15	7/27/45	(5,482,092)
Morgan Stanley*	38,000,000	Receive	3 Month USD-LIBOR	3.518	Semi-Annually	12/22/15	12/22/39	(2,179,620)
	$488,000,000							$(19,651,776)
*	Citigroup is the clearing broker for this transaction.

114	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Principal Amount (000) rounds to less than $1,000.

(9)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

(10)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(11)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(12)	On February 8, 2011, the Fund’s Adviser directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian resumed accruing income at an annual interest rate of 4.50%.

(13)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%.

(14)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.80% to 4.35%.

(15)	On April 8, 2013, the security became non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. On June 4, 2014, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 2.450%.

(16)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.000% to 3.150%.

(17)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(18)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(19)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(20)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(21)	On April 8, 2013, the security became non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. On June 4, 2014, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 2.500%.

(22)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(23)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(24)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(25)	Borrowings Payable as a percentage of Total Investments is 0.5%.

(26)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(27)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(28)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(29)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association.

See accompanying notes to financial statements.

Nuveen Investments	115

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.6%

	MUNICIPAL BONDS – 98.6%

	Alabama – 1.9%

$10,020	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	B3	$10,060,280

3,065	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	B3	3,077,321

145	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	151,722

555	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	559,457

1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,013,780

3,250	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB–	3,315,228

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	B1	45,300
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	98,680

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	No Opt. Call	AA–	500,145
5,500	5.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	5,500,880

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	4/15 at 100.00	AA–	500,550
1,000	5.000%, 4/01/20 – NPFG Insured	4/15 at 100.00	AA–	1,000,670

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
3,715	5.250%, 1/01/15	No Opt. Call	BBB	3,737,290
300	5.250%, 1/01/16	No Opt. Call	BBB	302,070
525	5.250%, 1/01/18 – AGM Insured	No Opt. Call	AA	526,166
150	5.250%, 1/01/19 – AGM Insured	No Opt. Call	AA	150,294
5,315	5.250%, 1/01/20	No Opt. Call	BBB	5,361,772
150	5.500%, 1/01/22 – AGM Insured	No Opt. Call	AA	150,188
1,785	5.250%, 1/01/23	No Opt. Call	BBB	1,793,390
1,000	5.000%, 1/01/24	No Opt. Call	BBB	1,004,700
75	4.750%, 1/01/25 – AGM Insured	No Opt. Call	AA	75,015

895	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2000, 5.500%, 2/15/20 – AGM Insured	No Opt. Call	AA	897,766

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
1,300	5.000%, 10/01/21	No Opt. Call	BBB–	1,459,562
1,000	5.000%, 10/01/22	No Opt. Call	BBB–	1,119,780
41,890	Total Alabama			42,402,006

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alaska – 0.0%

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
$490	5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	$536,320
230	5.000%, 8/01/21 – FGIC Insured	8/17 at 100.00	AA–	252,857
720	Total Alaska			789,177

	Arizona – 2.6%

2,680	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	2,703,370

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 0.967%, 1/02/37	1/17 at 100.00	AA–	585,507

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3384:
3,000	1.882%, 10/01/29 (IF)	1/17 at 100.00	AA–	2,007,780
3,000	1.859%, 10/01/29 (IF)	1/17 at 100.00	AA–	2,007,780
1,500	1.859%, 10/01/29 (IF)	1/17 at 100.00	AA–	1,003,890
1,500	1.837%, 10/01/29 (IF)	1/17 at 100.00	AA–	1,003,890

3,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	BBB+	3,352,980

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2007A:
1,000	5.000%, 7/01/21 – NPFG Insured	7/17 at 100.00	A1	1,051,130
4,085	4.500%, 7/01/23 – NPFG Insured	7/17 at 100.00	A1	4,162,411

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
565	4.000%, 7/01/18 – FGIC Insured	1/16 at 100.00	BB+	576,453
70	4.125%, 7/01/19 – FGIC Insured	No Opt. Call	BB+	71,453
85	4.250%, 7/01/20 – FGIC Insured	1/16 at 100.00	BB+	86,786
240	4.250%, 7/01/21 – FGIC Insured	1/16 at 100.00	BB+	244,764
830	5.250%, 7/01/22 – FGIC Insured	1/16 at 100.00	BB+	854,983
1,075	5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	1,106,111
70	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	71,903
7,515	5.000%, 7/01/29 – FGIC Insured	1/16 at 100.00	BB+	7,689,198

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
145	3.000%, 7/15/16	No Opt. Call	N/R	149,092
170	3.000%, 7/15/18	No Opt. Call	N/R	174,969
605	5.000%, 7/15/24	No Opt. Call	N/R	663,782

230	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25	7/24 at 100.00	N/R	238,298

285	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	291,333

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	157,914

675	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BB+	747,974

Nuveen Investments	117

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
$700	4.750%, 7/01/19	No Opt. Call	N/R	$724,521
1,250	5.750%, 7/01/24	No Opt. Call	N/R	1,360,050

325	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	341,933

665	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	689,924

160	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 5.250%, 12/15/16	12/14 at 100.00	BBB–	160,312

1,170	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	1,229,097

1,330	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,366,522

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
1,235	4.000%, 7/01/19	No Opt. Call	Baa3	1,266,925
745	4.500%, 7/01/20	No Opt. Call	Baa3	776,849

660	Quail Creek Community Facilities District, Arizona, General Obligation Bonds, Series 2006, 5.150%, 7/15/16	No Opt. Call	N/R	689,370

55	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/21	No Opt. Call	A–	64,217

2,970	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	No Opt. Call	A–	3,021,945

6,280	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB	6,373,949

7,000	Verrado District 1 Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	7,133,140

976	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	1,005,612

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,108,500
500	5.000%, 8/01/20	No Opt. Call	Baa1	559,010
60,146	Total Arizona			58,875,627

	California – 10.9%

715	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Eskaton Properties Inc., Refunding Series 2013, 5.000%, 11/15/20	No Opt. Call	BBB	801,944

280	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	303,251

1,500	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,168,230

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	210,928

9,225	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	No Opt. Call	Ba2	9,244,834

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	$3,403,650

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.440%, 4/01/36 (IF) (5)	10/26 at 100.00	AA	1,091,560

1,265	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21	6/17 at 100.00	BBB+	1,241,092

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
18,030	5.250%, 6/01/21	12/18 at 100.00	B+	18,043,523
7,900	5.450%, 6/01/28	12/18 at 100.00	B2	7,362,247

2,000	California Educational Facilities Authority, Revenue Bonds, California Institute of Technology, Series 2009, 5.000%, 11/01/39	No Opt. Call	AA+	2,310,040

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	549,540

150	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 4.250%, 2/01/15	No Opt. Call	Baa1	151,350

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	1,007,639

570	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BBB–	570,536

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB+	1,213,076

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,628,105

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,538,460

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
565	5.000%, 8/15/21	No Opt. Call	BBB	654,762
325	5.000%, 8/15/22	No Opt. Call	BBB	377,566
500	5.000%, 8/15/23	No Opt. Call	BBB	582,315

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	56,024

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	191,342

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A:
500	4.000%, 7/01/15	No Opt. Call	Baa2	508,960
1,000	5.125%, 7/01/23	7/20 at 100.00	Baa2	1,127,730

1,500	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	No Opt. Call	BBB+	1,683,375

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22	6/20 at 102.00	N/R	522,655

995	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24	No Opt. Call	BB+	1,029,039

Nuveen Investments	119

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,800	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	No Opt. Call	BB	$2,001,528

425	California School Finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	427,992

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24	No Opt. Call	N/R	391,655

450	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BB+	468,045

1,300	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,399,749

1,000	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.150%, 7/01/30	7/17 at 100.00	N/R	1,007,500

670	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 5.250%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	690,804

2,845	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.125%, 9/02/25	No Opt. Call	N/R	2,938,259

1,260	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	B–	1,255,187

2,255	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	B–	2,226,610

775	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25	7/15 at 100.00	B–	768,699

300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	308,619

1,625	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	1,631,143

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
3,000	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	3,115,860
2,000	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	2,049,680

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
530	5.000%, 9/01/21	No Opt. Call	N/R	611,896
540	5.000%, 9/01/23	No Opt. Call	N/R	629,467
1,250	5.000%, 9/01/25	No Opt. Call	N/R	1,456,063

550	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	551,551

5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013B-3, 5.500%, 1/15/53 (Mandatory put 1/15/23)	7/22 at 100.00	BBB–	5,811,100

700	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	739,893

33,210	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	31,198,470

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
$150	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	$159,797
1,390	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,432,187

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	931,608

	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A:
1,175	3.000%, 5/15/20	No Opt. Call	BBB	1,212,588
465	4.000%, 5/15/21	No Opt. Call	BBB	503,330

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2006A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	AA–	104,067

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	252,933

95	Industry Public Facilities Authority, California, Tax Allocation Revenue Bonds, Series 2007, 4.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	95,500

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
810	5.000%, 6/01/21	6/17 at 100.00	B–	797,575
6,560	4.625%, 6/01/21	6/17 at 100.00	B–	6,380,912

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
100	5.000%, 9/01/22	No Opt. Call	N/R	116,623
100	5.000%, 9/01/24	No Opt. Call	N/R	118,350
100	5.000%, 9/01/25	9/24 at 100.00	N/R	117,414
175	5.000%, 9/01/26	9/24 at 100.00	N/R	204,498

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	578,610
595	5.000%, 9/01/24	No Opt. Call	N/R	693,080

635	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	706,177

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
130	4.250%, 11/15/16	No Opt. Call	A	137,856
415	5.250%, 11/15/19	No Opt. Call	A	474,416
500	5.250%, 11/15/21	No Opt. Call	A	579,840

4,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.600%, 11/15/27	No Opt. Call	A	3,703,240

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	553,749

1,190	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20	9/19 at 100.00	N/R	1,223,867

1,965	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,788,445

Nuveen Investments	121

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
$1,420	4.750%, 9/01/23	No Opt. Call	N/R	$1,533,259
1,095	5.200%, 9/01/28	9/24 at 100.00	N/R	1,224,506

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	320,450

7,000	Northern California Gas Authority 1, Gas Project Revenue Bonds, Index Series 2007B, 0.877%, 7/01/27	No Opt. Call	A	6,418,090

690	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Ba1	747,532

1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,064,450

2,575	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 4.000%, 9/01/18	No Opt. Call	N/R	2,741,165

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
425	4.000%, 9/01/20	No Opt. Call	N/R	460,666
440	4.000%, 9/01/21	No Opt. Call	N/R	473,374
455	4.000%, 9/01/22	No Opt. Call	N/R	483,701
475	4.000%, 9/01/23	No Opt. Call	N/R	503,519
495	4.000%, 9/01/24	No Opt. Call	N/R	524,012
515	5.000%, 9/01/25	9/24 at 100.00	N/R	585,818
540	5.000%, 9/01/26	9/24 at 100.00	N/R	611,356

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,725,297

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
10	1.250%, 10/01/15	No Opt. Call	N/R	9,938
20	1.800%, 10/01/16	10/15 at 102.00	N/R	19,839
35	2.150%, 10/01/17	10/15 at 102.00	N/R	34,575
50	2.500%, 10/01/18	10/15 at 102.00	N/R	49,285
70	3.050%, 10/01/19	10/15 at 102.00	N/R	69,434
85	3.450%, 10/01/20	10/15 at 102.00	N/R	84,847
105	3.850%, 10/01/21	10/15 at 102.00	N/R	105,463
135	4.150%, 10/01/22	10/15 at 102.00	N/R	135,832
155	4.400%, 10/01/23	10/15 at 102.00	N/R	156,381
175	4.550%, 10/01/24	10/15 at 102.00	N/R	176,827
205	4.650%, 10/01/25	10/15 at 102.00	N/R	207,210
230	4.800%, 10/01/26	10/15 at 102.00	N/R	232,979
260	4.900%, 10/01/27	10/15 at 102.00	N/R	263,539
290	5.050%, 10/01/28	10/15 at 102.00	N/R	294,533
325	5.100%, 10/01/29	10/15 at 102.00	N/R	330,060
360	5.200%, 10/01/30	10/15 at 102.00	N/R	365,994
395	5.250%, 10/01/31	10/15 at 102.00	N/R	401,553
440	5.350%, 10/01/32	10/15 at 102.00	N/R	447,687
480	5.400%, 10/01/33	10/15 at 102.00	N/R	488,602

135	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	145,240

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007:
$80	5.000%, 2/15/16	No Opt. Call	A	$84,148
60	5.000%, 2/15/18	No Opt. Call	A	65,901
125	5.000%, 2/15/20	No Opt. Call	A	140,321

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	No Opt. Call	BB	3,025,275
500	8.000%, 12/01/26	12/21 at 100.00	BB	650,645
4,000	7.000%, 12/01/26	No Opt. Call	BB	4,846,280

100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa1	105,023

1,425	San Fernando Redevelopment Agency, California, Tax Allocation Bonds, Civic Center Redevelopment Project 3, Series 2006, 4.500%, 9/15/17	9/16 at 100.00	BBB+	1,477,668

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	BBB+	421,099
400	5.000%, 8/01/24	No Opt. Call	BBB+	469,116
350	5.000%, 8/01/25	8/24 at 100.00	BBB+	406,025

19,585	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	21,997,480

655	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 5.250%, 1/15/30 (Pre-refunded 12/08/14) – NPFG Insured	12/14 at 100.00	AA– (4)	657,830

65	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 1993, 6.000%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	67,651

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
160	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	AA–	165,562
100	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	AA–	103,430

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	290,333

18,930	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.631%, 11/01/38	No Opt. Call	A	16,421,396

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA	213,124

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	149,938

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	No Opt. Call	AA–	100,201

500	Successor Agency to the Richmond Community Development Agency, California, Tax Allocation Refunding Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	585,905

805	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.100%, 9/01/16	No Opt. Call	N/R	824,835

1,460	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	No Opt. Call	AA–	1,461,635

Nuveen Investments	123

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$10,560	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	$10,370,659

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A	407,184

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	A–	3,778,715

750	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	840,908

1,040	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/21	7/17 at 100.00	Baa1	1,099,613

8,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	8,844,643
242,890	Total California			247,629,761

	Colorado – 1.9%

490	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	N/R (4)	492,876

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
275	5.000%, 6/01/23	No Opt. Call	A	319,490
600	5.000%, 6/01/29	6/23 at 100.00	A	670,692

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
25	5.000%, 6/15/15	No Opt. Call	A	25,562
75	5.000%, 6/15/16	No Opt. Call	A	79,078
100	4.750%, 6/15/22	6/17 at 100.00	A	104,946

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	525,785

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	557,105

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,051,420

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24	No Opt. Call	BB+	516,955

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	1,106,210

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22	No Opt. Call	N/R	782,610

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	No Opt. Call	BBB+	2,195,660
380	4.000%, 12/01/26	12/22 at 100.00	BBB+	385,126

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	596,092

2,090	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2012, 5.000%, 12/01/25	No Opt. Call	A3	2,360,362

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	N/R	53,911

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.850%, 12/01/26	12/16 at 100.00	N/R	$1,520,385

295	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.000%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	303,735

840	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	963,959

175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	188,419

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	544,808

270	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	280,187

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007CD-2, 1.790%, 9/01/39 (Mandatory put 9/01/17) – NPFG Insured	3/17 at 100.00	AA–	3,021,660

220	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	223,518

1,106	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	1,144,212

2,065	Foothills Metropolitan District In the City of Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.250%, 12/01/24	No Opt. Call	N/R	2,079,228

430	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	438,811

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27	12/17 at 100.00	N/R	4,749,053

1,500	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	No Opt. Call	N/R	1,502,625

2,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2005, 5.250%, 12/01/20	12/15 at 101.00	BBB	2,594,575

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	1,596,840

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	104,640

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,070	5.250%, 12/15/21	12/16 at 100.00	N/R	5,282,484
1,250	5.400%, 12/15/31	12/16 at 100.00	N/R	1,293,175

1,830	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	2,266,711

215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.375%, 1/15/25	7/20 at 100.00	Baa3	242,787

940	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	847,720

250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/16 – RAAI Insured	No Opt. Call	N/R	259,865

Nuveen Investments	125

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$540	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	$546,977

85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	83,716
41,736	Total Colorado			43,903,970

	Connecticut – 0.4%

3,500	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	Ba3	3,626,875

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	7/15 at 100.00	N/R	76,102

1,685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/22	No Opt. Call	A	1,936,048

1,850	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/14 at 100.00	Ba1	1,853,497

300	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/15 at 100.00	A–	300,594

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	No Opt. Call	B	999,900
8,410	Total Connecticut			8,793,016

	Delaware – 0.0%

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	913,266

	District of Columbia – 0.5%

8,555	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A, 6.250%, 10/01/32	No Opt. Call	BBB+	9,835,341

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB+	838,144
9,280	Total District of Columbia			10,673,485

	Florida – 11.2%

975	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	975,156

1,510	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,652,589

860	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	938,045

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,005	3.375%, 5/01/21	No Opt. Call	A3	1,037,060
1,040	3.600%, 5/01/22	No Opt. Call	A3	1,079,416
1,080	3.750%, 5/01/23	No Opt. Call	A3	1,123,913
1,125	3.875%, 5/01/24	No Opt. Call	A3	1,168,245
1,165	4.000%, 5/01/25	5/24 at 100.00	A3	1,203,235
1,220	4.125%, 5/01/26	5/24 at 100.00	A3	1,259,272
1,070	4.250%, 5/01/27	5/24 at 100.00	A3	1,111,773

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,340	Brandy Creek Community Development District, St. Johns County, Florida, Special Assessment Bonds, Series 2006A, 5.600%, 5/01/37	5/15 at 100.00	N/R	$2,361,668

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Refunding Bonds, Health First, Inc. Project, Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	477,582

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,970,390

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
120	5.500%, 10/01/17 – NPFG Insured	No Opt. Call	AA–	120,035
200	5.125%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	199,556

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24	1/21 at 103.00	N/R	775,925

7,495	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	8,301,237

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
65	6.000%, 6/01/16	No Opt. Call	A+	70,649
95	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA	102,642

425	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	A+	448,613

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
50	5.000%, 6/01/15	No Opt. Call	A+	51,405
130	5.000%, 6/01/16	No Opt. Call	A+	139,270
285	4.250%, 6/01/17	No Opt. Call	A+	310,166
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	287,562

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
4,780	4.500%, 6/01/23	No Opt. Call	BBB–	4,995,960
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	531,350
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,078,900

3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	3,392,340

12,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	12,089,400

2,500	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	No Opt. Call	N/R	2,500,400

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,140,309

1,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	1,258,700

1,050	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,052,951

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	375,892

Nuveen Investments	127

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,075	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	No Opt. Call	BBB	$3,078,106

400	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006A, 4.750%, 12/01/30 (Alternative Minimum Tax)	No Opt. Call	BBB	400,196

2,565	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	No Opt. Call	BBB	2,567,488

1,270	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,396,670

1,960	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	2,018,016

1,780	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,751,146

230	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	274,165

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,299,200

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,681,238

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
165	5.000%, 6/15/24	No Opt. Call	N/R	165,116
1,250	5.625%, 6/15/29	6/24 at 100.00	N/R	1,248,063

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	1,601,040

4,355	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	4,608,679

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,732,833

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	Baa1	53,252

500	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	A	506,975

1,325	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,430,775

920	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	997,657

510	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	510,102

1,545	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,507,101

2,010	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,985,156

315	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	317,889

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$50	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/15	No Opt. Call	BBB+	$51,234

6,845	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	6,975,397

470	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	466,475

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	389,386
390	3.000%, 5/01/20	No Opt. Call	A–	398,124
405	3.250%, 5/01/21	No Opt. Call	A–	414,931

145	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	150,948

4,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	4,340,200

335	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	340,739

170	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	178,679

5,210	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	5,513,795

300	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.000%, 11/01/24	11/22 at 100.00	N/R	306,264

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
7,500	5.250%, 6/15/27	6/17 at 100.00	BB	7,674,750
3,500	5.375%, 6/15/37	6/17 at 100.00	BB	3,572,240

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007:
2,000	5.000%, 11/15/16	No Opt. Call	BB+	2,140,040
3,500	5.000%, 11/15/22	5/17 at 100.00	BB+	3,676,855
2,110	5.000%, 11/15/29	5/17 at 100.00	BB+	2,185,179

	Manatee County School Board, Florida, Certificates of Participation, Series 2011A:
790	4.500%, 7/01/18	No Opt. Call	BBB+	850,032
1,225	5.000%, 7/01/20	No Opt. Call	BBB+	1,362,911

15,310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	15,690,913

1,735	Martin County School Board, Florida, Certificates of Participation, Refunding Series 2014A, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	2,017,926

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	BBB+	307,130
305	4.200%, 5/01/20	No Opt. Call	BBB+	321,586

450	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014, 5.000%, 11/15/23	No Opt. Call	Baa1	522,437

Nuveen Investments	129

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	$391,702

500	Miami, Florida, Limited Ad Valorem Tax Refunding Bonds, Homeland Defense/ Neighborhood Capital Improvement Project, Series 2007A, 5.000%, 1/01/22 – NPFG Insured	1/17 at 100.00	AA–	523,970

1,770	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	A–	2,091,184

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB–	836,588

6,190	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B, 4.250%, 5/01/24	5/23 at 100.00	N/R	6,567,404

6,930	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 4.250%, 5/01/24	5/23 at 100.00	N/R	7,352,522

370	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.000%, 11/01/26	11/24 at 100.00	N/R	396,433

675	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	723,674

1,225	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,239,602

665	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Heron Bay North Assessment Area, Series 2006A, 5.200%, 5/01/27	5/16 at 100.00	N/R	669,868

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
1,120	3.750%, 8/01/19 (WI/DD, Settling 11/13/14)	No Opt. Call	N/R	1,120,000
2,500	4.500%, 8/01/24 (WI/DD, Settling 11/13/14)	No Opt. Call	N/R	2,500,000

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	527,055

965	Orange County Health Facilities Authority, Florida, Revenue Bonds, Orlando Lutheran Towers, Refunding Series 2005, 5.375%, 7/01/20	7/15 at 100.00	N/R	975,953

1,305	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Conroy Road District, Refunding Series 2012, 5.000%, 4/01/19	No Opt. Call	A–	1,461,783

1,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/19	No Opt. Call	AA	1,092,580

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	5.000%, 12/01/22	No Opt. Call	BBB	1,149,740
1,170	5.000%, 12/01/23	No Opt. Call	BBB	1,349,618
1,650	5.000%, 12/01/24	No Opt. Call	BBB	1,912,796

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21	No Opt. Call	BBB+	852,083

1,650	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Entrance Fee Series 2014C, 6.000%, 6/01/21	No Opt. Call	N/R	1,797,444

3,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.750%, 11/15/26	11/17 at 100.00	A	3,623,631

1,000	Palm Beach County, Florida, Senior Health and Housing Facilities Revenue Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care Inc., Refunding Series 2002, 5.125%, 12/01/26 – RAAI Insured	No Opt. Call	N/R	1,000,180

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$585	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	$587,340

1,555	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-2, 7.400%, 11/01/19	No Opt. Call	N/R	1,632,486

	Parklands Lee Community Development District, Florida, Special Assessment Bonds, Series 2013A-1:
145	3.125%, 5/01/20	No Opt. Call	A–	146,172
145	3.250%, 5/01/21	No Opt. Call	A–	144,823
155	3.375%, 5/01/22	No Opt. Call	A–	155,277

560	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	586,656

1,690	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,750,350

1,770	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	1,799,577

1,750	Plantation Health Facilities Authority, Revenue Refunding Bonds, Covenant Village of Florida, Inc., Series 1998, 5.125%, 12/01/22	No Opt. Call	BBB+	1,755,233

1,305	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	AA–	1,411,488

330	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	346,946

7,935	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	7/17 at 100.00	N/R	8,062,912

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
1,340	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,457,009
8,035	5.500%, 10/01/24	10/17 at 100.00	BBB–	8,753,811
5,050	5.250%, 10/01/27	10/17 at 100.00	BBB–	5,383,856

2,315	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	No Opt. Call	N/R	2,315,370

	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1:
1,275	5.000%, 3/01/19	No Opt. Call	BBB+	1,421,880
1,000	5.000%, 3/01/21	No Opt. Call	BBB+	1,129,230
1,000	5.000%, 3/01/22	No Opt. Call	BBB+	1,136,020
1,000	5.000%, 3/01/23	No Opt. Call	BBB+	1,138,160
1,925	5.000%, 3/01/24	No Opt. Call	BBB+	2,205,107

900	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	912,528

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013:
1,020	3.500%, 5/01/18	No Opt. Call	N/R	1,039,972
1,185	4.000%, 5/01/25	5/23 at 100.00	N/R	1,215,466

1,085	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	1,157,348

2,525	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	2,558,128

Nuveen Investments	131

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A3	$567,810

790	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	819,570

1,500	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,504,095

400	Tuscany Reserve Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.550%, 5/01/36	5/15 at 101.00	N/R	404,540

650	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	722,124

1,845	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	No Opt. Call	N/R	1,907,601

	Village Community Development District 11, Florida, Special Assessment Bonds, Series 2014:
810	3.250%, 5/01/19 (WI/DD, Settling 11/14/14)	No Opt. Call	N/R	811,823
3,000	3.875%, 5/01/24 (WI/DD, Settling 11/14/14)	5/23 at 100.00	N/R	3,008,520

2,005	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	2,022,644

90	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	AA–	91,271
242,825	Total Florida			254,779,593

	Georgia – 0.9%

1,750	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.600%, 1/01/30	7/15 at 100.00	A–	1,794,415

1,090	Augusta, Georgia, Airport Revenue Bonds, Airport Passenger Series 2005B, 5.350%, 1/01/28 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	1,092,006

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
940	5.000%, 7/15/21	No Opt. Call	Baa2	1,060,846
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,109,918
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,172,517
750	5.000%, 7/15/24	No Opt. Call	Baa2	843,263
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,095,530
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,086,280
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,075,140

605	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	605,163

1,200	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,294,488

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	565,281

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
1,080	5.000%, 7/01/17	No Opt. Call	N/R	1,153,526
2,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,542,250

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$490	5.500%, 7/15/23	7/21 at 100.00	N/R	$497,211
958	5.500%, 7/15/30	7/21 at 100.00	N/R	973,264
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,068,475

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
500	5.000%, 3/15/20	No Opt. Call	A	562,190
330	5.000%, 3/15/21	No Opt. Call	A	373,326
830	5.000%, 3/15/22	No Opt. Call	A	944,324

240	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.125%, 9/15/17	No Opt. Call	A	263,227

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	142,788
20,025	Total Georgia			21,315,428

	Guam – 2.8%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
750	4.125%, 11/01/15	No Opt. Call	BBB+	775,995
500	5.000%, 11/01/16	No Opt. Call	BBB+	538,755
500	5.000%, 11/01/17	No Opt. Call	BBB+	551,630
1,000	6.000%, 11/01/26	No Opt. Call	BBB+	1,179,630

2,200	Guam Education Financing Foundation, Certificates of Participation, Guam Public School Facilities Project, Series 2006B, 4.500%, 10/01/26 – ACA Insured	10/16 at 100.00	N/R	2,164,052

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,055	6.000%, 12/01/20	No Opt. Call	B+	1,150,752
2,000	6.625%, 12/01/30	12/20 at 100.00	B+	2,245,560

1,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (4)	1,068,326

	Guam Government, General Obligation Bonds, 2009 Series A:
1,445	6.000%, 11/15/19	No Opt. Call	BB–	1,599,976
5,500	6.750%, 11/15/29	11/19 at 100.00	BB–	6,210,985
1,000	7.000%, 11/15/39	11/19 at 100.00	BB–	1,156,880

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23	11/17 at 100.00	BB–	3,097,140
2,265	5.125%, 11/15/27	11/17 at 100.00	BB–	2,326,744

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A:
175	5.000%, 12/01/15	No Opt. Call	BBB+	182,555
2,010	5.375%, 12/01/24	12/19 at 100.00	BBB+	2,224,970

660	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	750,374

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
3,250	5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax) (5)	No Opt. Call	AA	3,689,595
3,405	6.000%, 10/01/23 (Alternative Minimum Tax)	8/18 at 100.00	BBB	3,870,123

9,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/30	10/20 at 100.00	BBB	10,267,560

1,500	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/24 – AGM Insured (5)	No Opt. Call	AA	1,780,830

Nuveen Investments	133

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Power Authority, Revenue Bonds, Series 2014A:
$1,000	5.000%, 10/01/23	No Opt. Call	BBB	$1,157,340
1,000	5.000%, 10/01/25	10/24 at 100.00	BBB	1,150,290

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	A–	462,095
1,000	5.000%, 7/01/20	No Opt. Call	A–	1,139,250
385	5.000%, 7/01/21	No Opt. Call	A–	439,578
400	5.000%, 7/01/22	No Opt. Call	A–	457,960
1,750	5.000%, 7/01/23	No Opt. Call	A–	2,011,730
2,200	5.000%, 7/01/24	No Opt. Call	A–	2,528,922
2,250	5.000%, 7/01/25	7/24 at 100.00	A–	2,560,320
5,035	5.000%, 7/01/29	7/24 at 100.00	A–	5,595,093

350	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/20	No Opt. Call	A–	403,351
58,025	Total Guam			64,738,361

	Hawaii – 0.5%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB+	1,406,863
1,555	5.750%, 7/01/23	No Opt. Call	BB+	1,700,113
1,395	6.250%, 7/01/27	7/23 at 100.00	BB+	1,541,098

285	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB	285,909

4,500	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	No Opt. Call	B	4,504,500

1,500	Kuakini Health System, Hawaii, Special Purpose Revenue Bonds, Series 2002A, 6.375%, 7/01/32	No Opt. Call	BB+	1,502,940
10,570	Total Hawaii			10,941,423

	Idaho – 0.2%

1,000	Canyon County School District 131 Nampa, Idaho, General Obligation Bonds, Series 2006, 5.000%, 7/30/21 – NPFG Insured	No Opt. Call	AA–	1,067,720

1,320	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB+	1,386,634

25	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/26	9/16 at 100.00	BB+	25,380

1,290	Nez Pierce County, Idaho, Pollution Control Revenue Bonds, Potlach Corporation Project, Refunding Series 1996, 6.000%, 10/01/24	No Opt. Call	BB+	1,291,213
3,635	Total Idaho			3,770,947

	Illinois – 5.6%

3,595	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	3,630,015

1,000	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	960,810

4,475	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 3.840%, 6/15/23	No Opt. Call	N/R	4,478,759

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/14 at 100.00	AA–	$632,426

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	No Opt. Call	N/R	1,200,552

400	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa3	430,104

1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A, 5.000%, 1/01/22	No Opt. Call	A+	1,091,990

1,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/26	No Opt. Call	A+	1,053,120

929	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	No Opt. Call	N/R	932,967

2,500	Chicago, Illinois, Tax Increment Allocation Bonds, Chicago Pilsen Redevelopment Project, Series 2014, 5.000%, 6/01/22	No Opt. Call	A	2,821,925

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,598,767

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA	310,434

1,885	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,984,735

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	2,066,580

345	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	375,267

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
1,095	5.000%, 12/01/16	No Opt. Call	BBB	1,181,724
350	5.000%, 12/01/21	12/16 at 100.00	BBB	366,254

2,415	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	2,808,234

315	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	5/15 at 100.00	N/R	319,032

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
325	5.000%, 9/01/22	No Opt. Call	BBB	364,754
800	5.000%, 9/01/23	No Opt. Call	BBB	899,736
1,495	5.000%, 9/01/25	9/24 at 100.00	BBB	1,671,335
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,101,380
1,400	5.000%, 9/01/27	9/24 at 100.00	BBB	1,536,710
800	5.000%, 9/01/29	9/24 at 100.00	BBB	871,264

95	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 4.900%, 11/15/17	No Opt. Call	N/R	96,143

	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A:
130	5.000%, 2/15/15	No Opt. Call	BB–	130,926
2,000	5.375%, 2/15/25	2/15 at 100.00	BB–	2,002,180

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	4/16 at 100.00	Baa3	102,289
5,765	5.000%, 4/01/22	4/16 at 100.00	Baa3	5,841,040
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,005,660

Nuveen Investments	135

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$435	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	$474,620

2,900	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	2,987,029

1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	1,204,980

8,035	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,090,594

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
1,000	5.000%, 7/01/20	No Opt. Call	A–	1,127,360
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,128,720
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,129,620

25	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 4.000%, 5/15/16 – AGM Insured	No Opt. Call	AA	25,935

3,695	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	4,231,181

	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A:
510	5.000%, 8/15/17	No Opt. Call	BBB+	552,667
4,915	5.750%, 8/15/29	2/20 at 100.00	BBB+	5,504,849

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,041,590

1,135	Illinois Medical District Office Building, Illinois, Certificates of Participation, Series 2002, 5.000%, 6/01/22 – NPFG Insured	No Opt. Call	AA–	1,136,192

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
3,380	5.000%, 6/15/22	No Opt. Call	A	3,876,116
3,200	5.000%, 6/15/23	No Opt. Call	A	3,690,752
4,005	5.000%, 6/15/24	No Opt. Call	A	4,620,849

3,500	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/24	No Opt. Call	A–	3,911,845

5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/29	5/24 at 100.00	A–	5,435,200

120	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	133,735

	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	1,140,890
5,000	5.000%, 8/01/24	8/22 at 100.00	A–	5,496,350

5,000	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	5,632,800

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	A–	410,723

2,095	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,356,812

491	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	500,216

3,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	3,525,150

3,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	3,180,120

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
$1,375	5.250%, 11/01/17	No Opt. Call	BB+	$1,482,195
1,510	5.750%, 11/01/19	No Opt. Call	BB+	1,699,611

2,865	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/15 at 100.00	N/R	2,867,321

1,225	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	1,225,184
115,530	Total Illinois			126,688,318

	Indiana – 1.1%

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,505	6.000%, 11/15/22	No Opt. Call	N/R	1,646,289
1,550	7.000%, 11/15/27	No Opt. Call	N/R	1,727,057

250	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	270,230

1,380	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,461,185

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,058,830

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
330	6.000%, 10/01/21	10/19 at 100.00	BB–	338,930
1,500	6.625%, 10/01/29	10/19 at 100.00	BB–	1,537,065

3,880	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	4,309,167

1,185	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	1,311,357

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	BBB+	1,312,514

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	BBB+	285,138
325	5.000%, 10/01/23	No Opt. Call	BBB+	370,468
300	5.000%, 10/01/24	10/23 at 100.00	BBB+	338,307
1,400	5.000%, 10/01/29	10/23 at 100.00	BBB+	1,548,316

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Methodist Hospitals, Inc., Refunding Series 2014A, 5.000%, 9/15/26	9/24 at 100.00	BBB	1,141,350

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	531,525

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,405	5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,630,207
1,250	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,439,038

740	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	1/15 at 100.00	Baa1	743,744

Nuveen Investments	137

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,600	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,897,778
23,575	Total Indiana			25,898,495

	Iowa – 3.3%

1,000	Coralville, Iowa, Urban Renewal Revenue Bonds, Refunding Series 2007C, 5.000%, 6/01/18	6/17 at 100.00	Ba1	1,003,920

1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, Mercy Medical Center Project, Series 2012, 5.000%, 8/15/26	No Opt. Call	A+	1,140,680

4,800	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	4,973,616

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
33,045	5.000%, 12/01/19	No Opt. Call	BB–	35,379,960
23,430	5.500%, 12/01/22	12/18 at 100.00	BB–	24,866,259
5,940	5.250%, 12/01/25	12/23 at 100.00	BB–	6,416,091

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010:
550	5.000%, 9/01/15	No Opt. Call	BB	559,559
745	5.000%, 9/01/16	No Opt. Call	BB	769,064
730	5.000%, 9/01/17	No Opt. Call	BB	762,500

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	124,203
60	4.000%, 9/01/17	No Opt. Call	BB	60,754
71,425	Total Iowa			76,056,606

	Kansas – 0.4%

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
100	3.000%, 12/01/18	No Opt. Call	Baa1	105,044
310	4.000%, 12/01/20	No Opt. Call	Baa1	337,404

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	5/17 at 100.00	N/R	3,400,515
500	5.375%, 5/15/27	5/17 at 100.00	N/R	511,760

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	3,052,830

25	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.200%, 4/01/20	No Opt. Call	BBB	28,286

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	508,510

1,000	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, TEMPS 50 Series 2014IV-B-2, 3.375%, 11/15/20	5/15 at 100.00	N/R	1,001,310

145	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	170,543
8,885	Total Kansas			9,116,202

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 0.1%

$2,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26	No Opt. Call	A–	$2,293,580

	Louisiana – 0.7%

1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	No Opt. Call	B3	1,255,025

500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA	566,975

1,225	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,373,066

2,520	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	2/15 at 100.00	A+	2,526,224

135	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	154,902

1,740	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 6.625%, 12/15/23	No Opt. Call	N/R	1,859,190

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	AA–	210,558

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
450	5.000%, 6/01/22	No Opt. Call	A	528,179
500	5.000%, 6/01/24	No Opt. Call	A	589,470
500	5.000%, 6/01/25	6/24 at 100.00	A	578,050
500	5.000%, 6/01/26	6/24 at 100.00	A	573,585

	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014:
1,000	5.000%, 12/01/21	No Opt. Call	BBB+	1,165,630
2,260	5.000%, 12/01/25	12/24 at 100.00	BBB+	2,650,890
835	5.000%, 12/01/26	12/24 at 100.00	BBB+	971,523
1,050	5.000%, 12/01/28	12/24 at 100.00	BBB+	1,206,398
14,665	Total Louisiana			16,209,665

	Maine – 0.6%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	Baa1	465,584
1,540	5.000%, 7/01/25	7/23 at 100.00	Baa1	1,760,220
1,000	5.000%, 7/01/26	7/23 at 100.00	Baa1	1,127,600
1,000	5.000%, 7/01/27	7/23 at 100.00	Baa1	1,116,010

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
165	5.000%, 7/01/19	No Opt. Call	BBB–	180,543
100	5.250%, 7/01/21	No Opt. Call	BBB–	109,884
545	6.000%, 7/01/26	No Opt. Call	BBB–	606,514

8,550	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	No Opt. Call	B3	8,584,457
13,300	Total Maine			13,950,812

Nuveen Investments	139

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.4%

$700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	$711,718

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
300	5.250%, 9/01/21 – SYNCORA GTY Insured	9/16 at 100.00	BB+	314,820
100	5.250%, 9/01/23 – SYNCORA GTY Insured	9/16 at 100.00	BB+	104,062

2,115	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/27	4/17 at 100.00	N/R	2,103,473

1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	No Opt. Call	B3	953,980

4,135	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Bowie State University Project, Series 2003, 6.000%, 6/01/23	No Opt. Call	Ba2	4,139,466
8,350	Total Maryland			8,327,519

	Massachusetts – 1.1%

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	761,955

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,095,398
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,136,377
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,193,940

	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014:
1,400	5.000%, 7/01/21	No Opt. Call	BBB–	1,564,402
1,000	5.000%, 7/01/24	No Opt. Call	BBB–	1,102,320

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	110,662
300	5.000%, 7/15/21	No Opt. Call	BBB–	331,179
335	5.000%, 7/15/22	No Opt. Call	BBB–	366,996
325	5.000%, 7/15/23	No Opt. Call	BBB–	355,332
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	341,136

350	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 5.700%, 4/15/15	No Opt. Call	BBB	354,844

2,500	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013, 4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,696,500

125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	143,359

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	227,882

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	502,575

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D:
600	5.250%, 10/01/23	No Opt. Call	B+	600,240
50	5.375%, 10/01/28	No Opt. Call	B+	50,011

715	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	5/17 at 100.00	BBB+	768,496

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
$610	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	$610,799
1,295	5.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	1,296,696
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	210,275
8,135	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	8,135,488
22,950	Total Massachusetts			23,956,862

	Michigan – 2.0%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A:
1,000	4.750%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,000,210
1,255	4.750%, 7/01/25 – NPFG Insured	1/15 at 100.00	AA–	1,230,741

250	Detroit, Michigan, General Obligation Bonds, Series 1999A, 5.000%, 4/01/17 – AGM Insured	No Opt. Call	AA	250,468

1,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	No Opt. Call	AA–	1,000,220

500	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/17 – SYNCORA GTY Insured	No Opt. Call	Caa3	491,760

115	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B, 5.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	118,443

240	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	No Opt. Call	AA–	239,988

350	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 5.750%, 7/01/21 – BHAC Insured	No Opt. Call	AA+	399,970

1,000	Genesee County Industrial Development Agency, Michigan, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	No Opt. Call	N/R	1,000,330

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,772,800
5,000	5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	5,786,950
5,000	5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,826,750

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	2,303,960
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,381,452
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	3,348,704

195	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	202,001

425	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	428,060

1,655	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B	1,644,540

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,018,200

Nuveen Investments	141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,920	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 5.750%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,961,472

1,800	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Archdiocese of Detroit, Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,934,352

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A1	2,984,500

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	784,793

2,715	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/22	No Opt. Call	BBB	2,953,920

85	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	85,950

2,035	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	No Opt. Call	AA–	2,036,954
41,885	Total Michigan			46,187,488

	Minnesota – 0.6%

1,330	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	No Opt. Call	BB+	1,331,250

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BBB–	282,920
300	4.000%, 7/01/20	No Opt. Call	BBB–	313,653
500	4.000%, 7/01/23	No Opt. Call	BBB–	513,405
420	4.000%, 7/01/24	No Opt. Call	BBB–	425,401
500	5.000%, 7/01/29	7/24 at 100.00	BBB–	535,220

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	No Opt. Call	N/R	2,466,814

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	575,146

150	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.750%, 2/01/27	No Opt. Call	N/R	150,131

600	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	607,254

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,256,368

1,000	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/22 at 100.00	BB+	1,033,310

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,205	6.000%, 11/15/25	11/15 at 100.00	BBB–	2,300,962
500	6.000%, 11/15/35	11/15 at 100.00	BBB–	520,960

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
$240	4.000%, 12/01/22	No Opt. Call	N/R	$241,975
200	4.000%, 12/01/23	No Opt. Call	N/R	199,692
400	4.000%, 12/01/24	No Opt. Call	N/R	398,348
12,755	Total Minnesota			13,152,809

	Mississippi – 0.6%

8,065	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB–	10,217,952

100	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	12/16 at 100.00	BB–	100,690

1,695	Mississippi Development Bank, Special Obligation Bonds, Gulfport School District General Obligation Project, Series 2014, 5.000%, 4/01/27 – BAM Insured	4/24 at 100.00	AA	1,976,573

1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	1,055,760
10,860	Total Mississippi			13,350,975

	Missouri – 0.4%

1,000	Kansas City Industrial Development Authority, Missouri, Health Care Facilities First Mortgage Revenue Bonds, The Bishop Spenser Place, Incorporated, Series 2004A, 6.500%, 1/01/35	No Opt. Call	N/R	1,002,770

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,144,890
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,183,178

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	510,665

740	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	No Opt. Call	N/R	740,229

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	672,474
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,195,325

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	6/15 at 103.00	N/R	1,142,537

665	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	AA–	713,119

440	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	440,537
8,565	Total Missouri			8,745,724

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
160	5.250%, 12/01/18	No Opt. Call	A	183,677
150	5.250%, 12/01/19	No Opt. Call	A	171,965
790	5.250%, 12/01/21	No Opt. Call	A	917,411

Nuveen Investments	143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$875	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	$973,061
1,975	Total Nebraska			2,246,114

	Nevada – 1.3%

2,000	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012, 5.000%, 9/01/27	No Opt. Call	BBB+	2,218,360

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
910	5.000%, 8/01/21	No Opt. Call	BBB–	987,951
1,745	4.000%, 8/01/22	No Opt. Call	BBB–	1,780,720
2,445	4.000%, 8/01/23	No Opt. Call	BBB–	2,459,597

3,120	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	3,511,716

100	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/21	No Opt. Call	N/R	94,158

	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Series 2013:
645	3.000%, 8/01/15	No Opt. Call	N/R	651,747
1,685	4.000%, 8/01/16	No Opt. Call	N/R	1,750,614
1,750	4.000%, 8/01/17	No Opt. Call	N/R	1,844,185
1,820	4.000%, 8/01/18	No Opt. Call	N/R	1,932,039

85	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-13 Cornerstone, Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	86,205

300	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 6.500%, 6/15/17	No Opt. Call	BBB–	325,098

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
565	4.000%, 6/01/18	No Opt. Call	N/R	583,713
715	4.000%, 6/01/19	No Opt. Call	N/R	739,017
520	4.000%, 6/01/20	No Opt. Call	N/R	535,553

2,520	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	AA–	2,545,175

535	North Las Vegas, Nevada, General Obligation Bonds, Water and Sewer Series 2005B, 4.000%, 8/01/16 – AMBAC Insured	8/15 at 100.00	BB–	537,391

6,350	North Las Vegas, Nevada, Local Improvement Bonds, Aliante Special Improvement District 60, Refunding Series 2006A, 4.625%, 12/01/22 – AMBAC Insured	6/16 at 100.00	BBB+	6,472,174

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38	12/18 at 100.00	Baa1	356,574

100	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.500%, 6/15/20	6/18 at 100.00	B1	109,324
28,210	Total Nevada			29,521,311

	New Hampshire – 0.1%

75	Manchester Housing and Redevelopment Authority, New Hampshire, Meals and Rooms Tax Revenue Bonds, Series 2000A, 6.750%, 1/01/15 – ACA Insured	No Opt. Call	Caa1	75,098

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
$180	0.000%, 1/01/17 – ACA Insured	No Opt. Call	Caa1	$161,870
900	0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	716,877

1,180	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.000%, 4/01/29 (Mandatory put 10/01/19) (Alternative Minimum Tax)	No Opt. Call	B2	1,185,204
2,335	Total New Hampshire			2,139,049

	New Jersey – 5.6%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,780	5.000%, 2/15/26 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	2,038,901
2,900	5.000%, 2/15/27 (WI/DD, Settling 11/18/14)	2/24 at 100.00	BBB	3,298,982

2,755	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (4)	2,795,388

	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004:
1,860	5.250%, 1/01/18 – AMBAC Insured	1/15 at 102.00	BBB+	1,909,550
640	5.250%, 1/01/19 – AMBAC Insured	1/15 at 102.00	BBB+	657,050

	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A:
200	5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	204,640
4,405	5.250%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA–	4,503,540

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,442,645

335	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24	No Opt. Call	BB	341,000

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
240	2.875%, 1/01/17	No Opt. Call	N/R	241,176
400	3.250%, 1/01/18	No Opt. Call	N/R	404,016
500	3.625%, 1/01/19	No Opt. Call	N/R	508,455
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,020,600

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,295,627

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,378,252

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
780	4.000%, 7/01/20	No Opt. Call	BBB–	827,455
2,460	4.000%, 7/01/24	No Opt. Call	BBB–	2,538,646

500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	570,540

Nuveen Investments	145

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
$250	2.594%, 9/01/25 (IF) (5)	3/25 at 100.00	A	$234,820
1,000	3.734%, 9/01/27 (IF) (5)	3/23 at 100.00	A	990,080

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24	No Opt. Call	BB–	101,550

3,690	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B	3,872,434

100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	No Opt. Call	B	100,000

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,875	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	1,973,438
7,220	5.125%, 9/15/23 (Alternative Minimum Tax)	3/15 at 100.00	B	7,767,132

150	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A2	170,003

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,335	5.000%, 7/01/20	No Opt. Call	BB+	4,690,730
525	5.000%, 7/01/21	No Opt. Call	BB+	567,872
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,482,780

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A:
750	5.000%, 7/01/22	No Opt. Call	A–	879,788
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,161,310

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
145	5.750%, 7/01/15	No Opt. Call	BBB–	149,237
2,555	6.000%, 7/01/18	No Opt. Call	BBB–	2,776,621

10,070	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB–	10,609,047

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 3.500%, 12/01/24 (Alternative Minimum Tax)	12/23 at 100.00	AA	2,010,440

10,150	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	11,441,791

10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Second Subordinate Capital Appreciation Series 2007-1C, 0.000%, 6/01/41	6/17 at 25.35	A–	2,334,600

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
12,981	4.500%, 6/01/23	6/17 at 100.00	BB	12,879,359
28,465	4.625%, 6/01/26	6/17 at 100.00	B+	26,167,305
131,261	Total New Jersey			127,336,800

	New Mexico – 0.4%

1,925	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	1,925,462

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$2,355	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB	$2,649,092

605	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	656,008

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	2,408,833

1,325	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	1,409,774
8,545	Total New Mexico			9,049,169

	New York – 5.4%

85	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	88,018

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	506,631
525	4.000%, 4/01/21	No Opt. Call	BBB–	544,567
545	4.000%, 4/01/22	No Opt. Call	BBB–	562,571

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
730	5.000%, 5/01/23	No Opt. Call	BB+	829,119
3,250	5.000%, 5/01/24	No Opt. Call	BB+	3,662,913
2,895	5.000%, 5/01/26	No Opt. Call	BB+	3,215,158
1,000	5.000%, 5/01/27	No Opt. Call	BB+	1,106,710

8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	9,285,788

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	12/14 at 100.00	Ba1	1,700,797

3,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	4,023,495

555	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Refunding Series 2013B, 4.000%, 12/01/20	No Opt. Call	A–	611,743

800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 4.000%, 12/01/23	12/22 at 100.00	A–	863,480

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	No Opt. Call	BBB+	456,228

1,715	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/26	7/24 at 100.00	BBB+	1,979,916

8,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	8,364,595

Nuveen Investments	147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
$915	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	$961,885
10,150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	11,079,131
2,060	8.000%, 8/01/28	8/16 at 101.00	N/R	2,264,537
4,100	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	4,502,866

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
115	5.000%, 12/01/16	No Opt. Call	BB	119,137
500	5.000%, 12/01/21	12/16 at 100.00	BB	527,195
4,500	5.000%, 12/01/28	12/16 at 100.00	BB	4,668,705

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
785	5.000%, 12/01/21	12/16 at 100.00	BB	827,696
1,480	5.000%, 12/01/28	12/16 at 100.00	BB	1,535,485

1,150	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	1,175,496

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
170	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	Ba1	178,517
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	Ba1	78,644
175	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	Ba1	181,927
635	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Ba1	659,727
195	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	Ba1	201,848
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	1,029,410
275	4.300%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	278,193

35	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	35,002

250	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	No Opt. Call	BB	251,373

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,280	5.000%, 5/15/20 (Alternative Minimum Tax)	No Opt. Call	B	2,280,866
1,350	5.125%, 5/15/30 (Alternative Minimum Tax)	No Opt. Call	B	1,350,257

2,165	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	2,410,857

15,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	15,547,985

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A:
1,000	5.000%, 7/01/19	No Opt. Call	BB	1,077,410
1,250	4.625%, 7/01/22	7/19 at 100.00	BB	1,317,725

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
745	5.000%, 12/01/20	No Opt. Call	BBB	858,754
1,000	6.500%, 12/01/28	12/15 at 100.00	BBB	1,057,160

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	$75,465

185	Rockland County, New York, General Obligation Bonds, Various Purpose Series 2010B, 2.000%, 9/01/15	No Opt. Call	Baa2	186,558

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
3,585	5.250%, 12/01/16	No Opt. Call	BB	3,783,107
8,600	5.000%, 12/01/23	6/17 at 100.00	BB	9,009,016

6,065	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	6,288,010

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	100,419

1,400	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008B, 5.375%, 6/01/28	6/18 at 100.00	BBB–	1,352,820

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
210	4.750%, 6/01/22	6/16 at 100.00	BBB–	209,173
8,300	5.000%, 6/01/26	6/16 at 100.00	BB–	8,165,042
117,075	Total New York			123,429,127

	North Carolina – 0.1%

	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008:
1,085	5.500%, 10/01/21	4/18 at 100.00	BBB	1,187,674
500	6.250%, 10/01/38	4/18 at 100.00	BBB	548,290
1,585	Total North Carolina			1,735,964

	North Dakota – 0.2%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB+	557,929

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
500	5.000%, 7/01/22	7/21 at 100.00	BBB+	567,930
165	5.000%, 7/01/23	7/21 at 100.00	BBB+	185,544
1,200	5.000%, 7/01/24	7/21 at 100.00	BBB+	1,342,080
1,070	5.000%, 7/01/25	7/21 at 100.00	BBB+	1,194,634
1,460	5.000%, 7/01/26	7/21 at 100.00	BBB+	1,620,775
4,885	Total North Dakota			5,468,892

	Ohio – 5.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
8,540	5.375%, 6/01/24	6/17 at 100.00	B–	7,298,882
34,000	5.125%, 6/01/24	6/17 at 100.00	B–	28,475,680

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,320	5.000%, 12/01/24 (WI/DD, Settling 11/12/14)	12/22 at 100.00	N/R	2,324,640
2,170	5.750%, 12/01/34 (WI/DD, Settling 11/12/14)	12/22 at 100.00	N/R	2,174,036

Nuveen Investments	149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,550	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/22	11/20 at 100.00	A–	$2,962,182

5,000	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	5,199,500

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	BBB+	1,894,547
5,000	5.250%, 6/01/26	No Opt. Call	BBB+	5,660,350

560	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/16 at 100.00	N/R	569,834

2,425	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	No Opt. Call	N/R	2,582,455

315	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	342,981

2,590	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	A+	3,065,990

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
100	5.000%, 2/15/19	No Opt. Call	BB+	108,366
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,653,583
1,000	5.000%, 2/15/21	No Opt. Call	BB+	1,081,030
2,250	5.000%, 2/15/27	2/23 at 100.00	BB+	2,355,503

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	2,200,040

4,930	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	5,214,313

400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Corp. Project, Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	BBB–	411,720

3,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	3,491,850

8,725	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	9,894,499

2,135	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	2,184,340

2,000	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	No Opt. Call	B–	2,002,860

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	No Opt. Call	B–	265,466

150	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	No Opt. Call	BB–	172,817

9,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33	No Opt. Call	BBB–	9,561,600

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,615	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BBB–	$2,654,147

500	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A–	559,085

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	257,780

350	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/15 at 100.00	B–	350,487

8,590	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.250%, 12/01/23	No Opt. Call	BB	8,758,278

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,649,672
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,432,745
121,560	Total Ohio			120,811,258

	Oklahoma – 0.2%

140	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 4.500%, 12/01/14	No Opt. Call	BB	140,266

1,300	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A, 6.875%, 11/01/23	5/15 at 100.00	N/R	1,317,056

2,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35	No Opt. Call	N/R	2,009,160
3,440	Total Oklahoma			3,466,482

	Oregon – 0.3%

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
650	5.000%, 10/01/19	No Opt. Call	N/R	699,147
500	5.000%, 10/01/24	No Opt. Call	N/R	529,655

840	Oregon State Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	876,565

2,000	Oregon State Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A, 5.000%, 10/01/23	10/20 at 100.00	BBB+	2,242,380

1,150	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/21 at 100.00	N/R	1,200,301

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	406,122

500	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Refunding Series 2006B, 5.000%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	507,500
6,045	Total Oregon			6,461,670

	Pennsylvania – 7.9%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
390	6.500%, 5/01/17	No Opt. Call	BB–	421,465
3,365	6.750%, 11/01/24	11/19 at 100.00	BB–	3,866,149

Nuveen Investments	151

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,200	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	$2,219,580

400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	429,496

375	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17 (ETM)	No Opt. Call	N/R (4)	399,364

950	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	969,209

2,315	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	2,434,037

7,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	7,144,760

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	BBB–	2,060,780

10,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	10,355,420

1,070	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,089,100

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A1	273,560

190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB–	191,512

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,863,730

1,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BBB–	1,057,070

1,000	Clarion County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,053,300

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
1,095	5.000%, 5/01/22	No Opt. Call	Baa3	1,245,639
655	5.000%, 5/01/23	No Opt. Call	Baa3	743,936
500	5.000%, 5/01/24	No Opt. Call	Baa3	568,030

13,450	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Keystone Obligated Group, Series 2006A, 5.000%, 12/15/26	12/16 at 100.00	BB	13,630,230

2,445	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/26	No Opt. Call	BBB	2,787,276

7,620	Delaware Valley Regional Finance Authority, Pennsylvania Bucks, Chester, Delaware and Montgomery Counties, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.808%, 6/01/27	No Opt. Call	A+	6,729,527

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AA	166,674

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	$573,319

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	287,415

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	885,424
870	5.000%, 7/01/22	No Opt. Call	BBB–	980,534
405	5.000%, 7/01/24	No Opt. Call	BBB–	453,418
1,000	5.000%, 7/01/29	No Opt. Call	BBB–	1,091,280

100	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Bonds, Series 2002A, 5.000%, 7/15/24 – AGM Insured	No Opt. Call	AA	100,202

1,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/18 – AGM Insured	No Opt. Call	AA	1,003,280

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,079,140
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,064,280

1,065	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	No Opt. Call	B+	1,065,479

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/15 – FGIC Insured	No Opt. Call	A3	1,039,200

3,120	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,249,667

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	BBB–	1,316,310
1,200	5.000%, 10/01/25	10/24 at 100.00	BBB–	1,340,892
2,000	5.000%, 10/01/26	10/24 at 100.00	BBB–	2,211,940

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
2,500	6.000%, 2/01/21	2/15 at 100.00	N/R	2,522,775
6,000	6.125%, 2/01/28	2/15 at 100.00	N/R	6,034,260
1,350	6.250%, 2/01/35	2/15 at 100.00	N/R	1,357,101

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36	2/18 at 100.00	N/R	1,076,120

6,010	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/14 at 100.00	B–	6,020,818

8,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	8,005,440

10,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	10,756,128

Nuveen Investments	153

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,100	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	$4,806,348

200	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/14 at 100.00	N/R	200,152

1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20	No Opt. Call	B–	1,173,420

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	192,376

1,150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	1,160,189

3,320	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	3,526,803

55	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/17 – AGM Insured	No Opt. Call	AA	61,354

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	80,732

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B:
6,530	5.000%, 7/01/17	No Opt. Call	BB+	6,955,364
7,440	5.500%, 7/01/26	7/17 at 100.00	BB+	7,828,889

25,475	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	27,519,114

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	110,882

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	204,966

150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	No Opt. Call	AA–	146,954

1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2003B, 4.350%, 9/01/20 – AMBAC Insured	No Opt. Call	N/R	947,560

500	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	Baa1 (4)	569,930

3,265	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/26 – RAAI Insured	12/15 at 100.00	BBB–	3,301,111

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB–	408,580

3,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 0.000%, 11/15/34	11/17 at 100.00	Aa2	2,787,948

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,245,140
173,775	Total Pennsylvania			180,442,078

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 0.1%

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
$300	5.500%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	$302,952
175	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	179,239

635	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	661,962
1,110	Total Puerto Rico			1,144,153

	Rhode Island – 0.1%

85	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	A3	90,968

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,218,048

110	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2007-55B, 4.550%, 10/01/22 (Alternative Minimum Tax)	10/16 at 100.00	AA+	113,296

560	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	No Opt. Call	BBB–	559,955
1,870	Total Rhode Island			1,982,267

	South Carolina – 0.8%

1,250	Greenwood County, South Carolina, Hospital Facilities Revenue Bonds, Self Regional Healthcare, Refunding Series 2012B, 5.000%, 10/01/25	No Opt. Call	A+	1,430,963

6,850	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	7,404,508

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	2,022,779
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,259,294
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,076,690

960	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	997,565

155	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20	No Opt. Call	A	164,936

400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24	8/23 at 100.00	BBB+	466,752

3,190	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	3,192,584
16,845	Total South Carolina			18,016,071

	South Dakota – 0.0%

115	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	121,509

160	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	176,997
275	Total South Dakota			298,506

Nuveen Investments	155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.8%

$3,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB	$3,040,170

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
810	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	918,022
740	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	847,522

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding Series 2013, 4.000%, 2/15/23	No Opt. Call	BBB–	1,009,100

22,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25	11/24 at 100.00	N/R	21,825,100

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
815	5.250%, 9/01/21	No Opt. Call	A	942,213
270	5.250%, 9/01/24	No Opt. Call	A	318,616
1,235	5.250%, 9/01/26	No Opt. Call	A	1,461,301

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,293,332

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
190	5.000%, 2/01/17	No Opt. Call	A	205,755
755	5.000%, 2/01/18	No Opt. Call	A	838,495
925	5.000%, 2/01/20	No Opt. Call	A	1,035,177
1,745	5.000%, 2/01/21	No Opt. Call	A	1,971,117
40	5.000%, 2/01/24	No Opt. Call	A	46,035
190	5.000%, 2/01/25	No Opt. Call	A	219,498
750	5.000%, 2/01/27	No Opt. Call	A	864,495
39,921	Total Tennessee			41,835,948

	Texas – 10.8%

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,588,545
3,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,113,250

1,000	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	1,038,670

255	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2010, 4.250%, 7/01/15	No Opt. Call	BBB	261,120

480	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	493,838

95	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998D, 4.900%, 10/01/15 – NPFG Insured	No Opt. Call	AA–	98,661

2,535	Brazos River Harbor Navigation District of Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB	2,832,178

3,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Refunding Bonds, Dow Chemical Company Project, Series 2002-B2, 4.950%, 5/15/33	No Opt. Call	BBB	3,205,980

2,900	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,968,005

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 and 3 Projects, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	$1,072,586

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	BBB	73,846

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D:
2,000	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	2,373,540
2,525	5.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	2,974,475

1,285	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	1,394,032

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
315	5.000%, 9/01/19	No Opt. Call	BB+	357,235
255	4.000%, 9/01/20	No Opt. Call	BB+	274,916
255	5.000%, 9/01/21	No Opt. Call	BB+	285,286
230	5.000%, 9/01/22	No Opt. Call	BB+	253,945
325	5.000%, 9/01/23	No Opt. Call	BB+	356,574
305	5.000%, 9/01/24	No Opt. Call	BB+	333,209
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,916,751

1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	No Opt. Call	N/R	1,053,980

1,580	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,654,070

225	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26	9/22 at 100.00	N/R	229,430

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28	9/22 at 100.00	N/R	509,560

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	116,087
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,041,243
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,543,038

3,300	Harris County Industrial Development Corporation, Texas, Airport Facilities Revenue Bonds, Continental Airlines Inc. Project, Refunding Series 1998, 5.375%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	B	3,306,831

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
1,000	5.250%, 11/15/21 – NPFG Insured	No Opt. Call	AA–	1,003,010
650	5.375%, 11/15/41 – NPFG Insured	No Opt. Call	AA–	650,442

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Junior Lien Series 1998B:
40	0.000%, 11/15/17 – NPFG Insured	No Opt. Call	AA–	34,067
13,075	0.000%, 11/15/21 – NPFG Insured	No Opt. Call	AA–	8,932,448

2,275	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	2,276,502

Nuveen Investments	157

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
$100	5.250%, 11/15/26 – NPFG Insured	No Opt. Call	AA–	$100,082
170	5.250%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	170,116

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Senior Lien Series 1998A:
225	5.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	225,158
120	5.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	120,083

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,005	4.500%, 7/01/16	No Opt. Call	BB–	2,028,178
5,500	5.250%, 7/01/28	7/20 at 100.00	BB–	5,574,855

5,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	5,612,365

500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	No Opt. Call	B	566,345

8,730	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	No Opt. Call	B	8,762,650

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	B	9,883,163
36,065	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B	38,737,777

775	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28 (WI/DD, Settling 11/13/14)	9/19 at 103.00	N/R	768,971

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2-5 Major Improvement Project:
4,055	6.650%, 9/01/21	3/16 at 103.00	N/R	4,196,560
2,945	6.900%, 9/01/24	3/17 at 103.00	N/R	3,067,394

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
860	6.400%, 9/01/23	3/18 at 103.00	N/R	901,822
805	6.650%, 9/01/28	3/18 at 103.00	N/R	843,833

1,370	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	1,472,271

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
1,000	5.500%, 2/15/18	No Opt. Call	BBB–	1,100,690
340	5.750%, 2/15/19	No Opt. Call	BBB–	383,041

25	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 4.750%, 2/15/17	No Opt. Call	BBB–	26,539

400	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	A–	408,012

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BBB–	321,417

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing College Station I, LLC – Texas A&M University Project, Series 2014A:
$450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	$480,668
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,492,370

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC – Texas A&M University-Corpus Christi Project, Series 2014A:

465	4.000%, 4/01/20	No Opt. Call	BBB–	492,226
540	5.000%, 4/01/21	No Opt. Call	BBB–	599,627
655	5.000%, 4/01/23	No Opt. Call	BBB–	722,799
690	5.000%, 4/01/24	No Opt. Call	BBB–	759,704
3,280	5.000%, 4/01/29	No Opt. Call	BBB–	3,480,080

1,845	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephensville, LLC – Tarleton State University Project, Series 2013A, 5.375%, 4/01/28	4/23 at 100.00	BBB–	2,067,378

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	795,825

2,100	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	No Opt. Call	BB–	2,103,675

3,750	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	No Opt. Call	BB–	3,756,525

1,890	Port of Bay City Authority, Matagorda County, Texas, Revenue Bonds, Hoechst Celanese Corporation Project, Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	11/14 at 100.00	BB–	1,899,318

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Baa2	2,135,224

1,350	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,475,996

1,000	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	No Opt. Call	BB–	1,001,930

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22	No Opt. Call	N/R	464,635

1,855	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-1, 6.125%, 11/15/20	11/15 at 100.00	N/R	1,880,692

550	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-2, 5.000%, 11/15/19	5/15 at 100.00	N/R	555,121

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
10	5.250%, 8/01/17	No Opt. Call	A	11,078
280	5.500%, 8/01/20	No Opt. Call	A	323,744
370	5.500%, 8/01/21	No Opt. Call	A	432,774
655	5.500%, 8/01/22	No Opt. Call	A	775,409
200	5.500%, 8/01/27	No Opt. Call	A	241,764

5,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	5,046,850

Nuveen Investments	159

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	11/17 at 100.00	N/R	$1,040,470

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
355	5.625%, 12/15/17	No Opt. Call	A–	387,248
45,010	6.250%, 12/15/26	No Opt. Call	A–	55,540,926

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
710	5.250%, 12/15/18	No Opt. Call	A–	800,852
40	5.250%, 12/15/20	No Opt. Call	A–	46,183

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	A3	228,974
5,000	5.000%, 12/15/22	No Opt. Call	A3	5,877,800
3,400	5.000%, 12/15/24	No Opt. Call	A3	3,857,980
7,335	5.000%, 12/15/25	No Opt. Call	A3	8,211,239

1,535	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A, 6.000%, 1/01/22	No Opt. Call	N/R	1,668,008
229,230	Total Texas			246,543,764

	Utah – 0.9%

17,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18/ at 100.00	N/R	18,762,975

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,365	5.550%, 11/15/21	11/16 at 100.00	N/R	1,386,608
500	5.550%, 11/15/26	11/16 at 100.00	N/R	502,900

400	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 3.625%, 10/15/18	No Opt. Call	BB+	410,508

255	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2008A, 6.375%, 7/15/18	7/16 at 102.00	BB+	268,964
20,020	Total Utah			21,331,955

	Vermont – 0.3%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	No Opt. Call	BBB–	2,141,360

1,300	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,325,519

500	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	B+	508,880

2,250	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, Senior Series 2014A, 5.000%, 6/15/23 (Alternative Minimum Tax)	No Opt. Call	AA	2,564,663
6,240	Total Vermont			6,540,422

	Virgin Islands – 1.5%

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	1,054,820

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$6,935	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	BBB+	$8,073,311

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	1,110,240

3,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	3,601,050

50	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 5.125%, 10/01/19	No Opt. Call	Baa3	56,195

2,220	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,476,787

1,530	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,701,773

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
200	6.625%, 10/01/29	10/19 at 100.00	Baa3	230,418
5,000	6.750%, 10/01/37	10/19 at 100.00	Baa3	5,763,600

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A:
1,000	4.750%, 7/01/15	No Opt. Call	BBB–	1,009,610
1,225	4.750%, 7/01/16	No Opt. Call	BBB–	1,248,030
1,300	4.750%, 7/01/17	No Opt. Call	BBB–	1,323,543
2,380	5.000%, 7/01/18	No Opt. Call	BBB–	2,456,184

3,305	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	No Opt. Call	BBB–	3,305,793
30,145	Total Virgin Islands			33,411,354

	Virginia – 0.5%

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,087,843

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,123,590
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,232,980

700	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	702,436

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
293	5.800%, 9/01/17	No Opt. Call	N/R	321,398
2,717	6.250%, 9/01/24	9/17 at 100.00	N/R	2,951,260
1,460	6.450%, 9/01/37	9/17 at 100.00	N/R	1,577,238

1,715	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Central Virginia CSB, Series 2008B, 6.500%, 8/01/28	2/18 at 100.00	N/R	1,837,022
10,845	Total Virginia			11,833,767

Nuveen Investments	161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 0.8%

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
$1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	$1,285,724
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	A–	1,359,089
2,600	4.000%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	A–	2,579,174

325	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	No Opt. Call	N/R	326,446

800	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/15 at 100.00	BBB	801,192

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,092,940

100	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa2	112,496

910	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	963,062

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	90,545

2,285	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	2,432,177

2,925	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 50 Series 2014B-3, 5.125%, 1/01/20	1/15 at 100.00	N/R	2,935,676

2,700	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 65 Series 2014B-2, 5.375%, 1/01/20	1/15 at 100.00	N/R	2,708,883

2,350	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 80 Series 2014B-1, 5.875%, 1/01/21	1/15 at 100.00	N/R	2,357,661
18,355	Total Washington			19,045,065

	West Virginia – 0.1%

2,220	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,443,954

	Wisconsin – 3.1%

1,880	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,115,508

800	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	806,280

6,510	Kaukauna, Wisconsin, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2005A, 5.250%, 6/01/29 (Alternative Minimum Tax)	6/15 at 100.00	BBB	6,576,923

250	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB–	279,415

3,000	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 6.500%, 5/01/29	5/24 at 100.00	N/R	3,107,430

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	494,537

2,105	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB+	2,331,372

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,500	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 50 Series 2014, 3.750%, 11/15/19	11/15 at 100.00	N/R	$1,514,550

1,000	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 65 Series 2014, 4.250%, 11/15/20	11/15 at 100.00	N/R	1,006,610

710	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	772,587

4,700	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	5,264,470

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	676,863
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,302,788

2,080	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc. Obligated Group, Series 2013, 5.000%, 8/15/23	No Opt. Call	A	2,474,909

2,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/26	No Opt. Call	A–	2,561,307

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/25	No Opt. Call	A2	2,884,625

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	BBB+	349,899
750	5.000%, 7/01/22	No Opt. Call	BBB+	872,970
1,000	5.000%, 7/01/23	No Opt. Call	BBB+	1,163,230
385	5.000%, 7/01/25	7/24 at 100.00	BBB+	443,778
670	5.000%, 7/01/26	7/24 at 100.00	BBB+	763,894

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A–	227,348
200	5.000%, 8/15/22	No Opt. Call	A–	227,098

5,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006A, 5.125%, 5/15/29	5/16 at 100.00	BBB+	5,973,421

390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	415,210

2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,197,801

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29 (WI/DD, Settling 11/13/14)	12/22 at 102.00	N/R	4,106,068

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,509,015

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,000	5.750%, 5/01/33	5/19 at 100.00	AA–	8,273,860
8,000	6.000%, 5/01/36	5/19 at 100.00	AA–	9,500,240
64,040	Total Wisconsin			70,194,006

Nuveen Investments	163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.2%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
$1,230	5.000%, 9/01/23	No Opt. Call	BBB	$1,398,449
795	5.000%, 9/01/24	9/23 at 100.00	BBB	896,052
1,360	5.000%, 9/01/25	9/23 at 100.00	BBB	1,524,030

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,251,085
4,485	Total Wyoming			5,069,616
$2,142,019	Total Municipal Bonds (cost $2,184,589,544)			2,245,259,877

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Airlines – 0.0%

11,715	American Airlines Group Inc. (6)			$484,415
	Total Common Stocks (cost $363,949)			484,415
	Total Long-Term Investments (cost $2,184,953,493)			2,245,744,292

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	California – 0.6%

$2,000	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Variable Rate Demand Obligation Series 2013A, 2.140%, 11/01/27 (7)	11/15 at 100.00	BBB–	$2,005,080

9,430	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (8)	No Opt. Call	N/R	9,586,538

920	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (8)	No Opt. Call	N/R	935,272

1,395	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (8)	No Opt. Call	N/R	1,418,157
13,745	Total California			13,945,047

	Michigan – 0.1%

2,175	Michigan Finance Authority, General Obligation Bonds, Detroit City School District, State Aid Notes Series 2014E, 2.850%, 8/20/15	No Opt. Call	SP-1	2,183,657
$15,920	Total Short-Term Investments (cost $15,920,000)			16,128,704
	Total Investments (cost $2,200,873,493) – 99.3%			2,261,872,996
	Other Assets Less Liabilities – 0.7% (9)			15,354,109
	Net Assets – 100%			$2,277,227,105

164	Nuveen Investments

Investments in Derivatives as of October 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (9)
Barclays Bank PLC	$52,000,000	Receive	Weekly USD-SIFMA	2.179%	Quarterly	9/01/15	9/01/22	$(1,048,689)
JPMorgan	57,200,000	Receive	Weekly USD-SIFMA	1.565	Quarterly	2/20/15	2/20/19	(1,010,470)
JPMorgan	111,600,000	Receive	Weekly USD-SIFMA	1.601	Quarterly	8/20/15	8/20/19	(966,950)
	$220,800,000							$(3,026,109)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which is to be converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association.

See accompanying notes to financial statements.

Nuveen Investments	165

Statement of

Assets and Liabilities	October 31, 2014 (Unaudited)

	High Yield	Short Duration High Yield
Assets
Long-term investments, at value (cost $9,637,738,528 and $2,184,953,493, respectively)	$10,250,986,303	$2,245,744,292
Short-term investments, at value (cost $17,175,000 and $15,920,000, respectively)	17,460,105	16,128,704
Cash	18,217,994	27,848,913
Cash collateral at brokers	5,236,922	1,230,000
Credit default swaps premiums paid	9,124,450	—
Unrealized appreciation on credit default swaps	1,713,626	—
Unrealized appreciation on interest rate swaps	282,085	—
Receivable for:
Dividends	313,889	1,172
Interest	204,343,083	34,658,244
Investments sold	210,966,042	6,766,784
Shares sold	45,895,396	25,302,392
Variation margin on swap contracts	418,017	—
Other assets	1,863,974	280,084
Total assets	10,766,821,886	2,357,960,585
Liabilities
Floating rate obligations	184,117,000	—
Borrowings	55,000,000	—
Unrealized depreciation on interest rate swaps	16,483,242	3,026,109
Payable for:
Dividends	12,937,659	1,732,716
Investments purchased	276,795,722	68,991,594
Shares redeemed	27,754,764	5,491,422
Accrued expenses:
Management fees	4,291,243	991,794
Trustees fees	491,873	26,119
12b-1 distribution and service fees	1,653,209	143,517
Other	1,682,780	330,209
Total liabilities	581,207,492	80,733,480
Net assets	$10,185,614,394	$2,277,227,105

See accompanying notes to financial statements.

166	Nuveen Investments

	High Yield	Short Duration High Yield
Class A Shares
Net assets	$3,277,488,272	$486,265,835
Shares outstanding	191,304,001	48,054,731
Net asset value (“NAV”) per share	$17.13	$10.12
Offering price per share (NAV per share plus maximum sales charge of 4.20% and 2.50%, respectively, of offering price)	$17.88	$10.38
Class C Shares
Net assets	$246,075,538	$48,901,287
Shares outstanding	14,378,388	4,836,993
NAV and offering price per share	$17.11	$10.11
Class C2 Shares
Net assets	$1,413,229,818	$43,485,192
Shares outstanding	82,560,184	4,296,359
NAV and offering price per share	$17.12	$10.12
Class I Shares
Net assets	$5,248,820,766	$1,698,574,791
Shares outstanding	306,336,735	167,786,887
NAV and offering price per share	$17.13	$10.12
Net assets consist of:
Capital paid-in	$10,878,865,956	$2,221,939,282
Undistributed (Over-distribution of) net investment income	14,483,848	3,363,649
Accumulated net realized gain (loss)	(1,303,330,140)	(6,049,220)
Net unrealized appreciation (depreciation)	595,594,730	57,973,394
Net assets	$10,185,614,394	$2,277,227,105
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	167

Statement of

Operations	Six Months Ended October 31, 2014 (Unaudited)

	High Yield	Short Duration High Yield
Investment Income	$308,998,765	$39,074,992
Expenses
Management fees	23,598,647	4,682,289
12b-1 service fees – Class A Shares(1)	3,209,696	425,725
12b-1 distribution and service fees – Class C Shares	810,671	150,287
12b-1 distribution and service fees – Class C2 Shares	5,380,432	166,737
Shareholder servicing agent fees and expenses	1,658,376	236,314
Interest expense	2,380,272	16,985
Custodian fees and expenses	676,122	150,860
Trustees fees and expenses	153,406	28,035
Professional fees	453,978	68,051
Shareholder reporting expenses	402,698	48,120
Federal and state registration fees	343,713	68,588
Other expenses	85,965	45,313
Total expenses	39,153,976	6,087,304
Net investment income (loss)	269,844,789	32,987,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	75,802,495	(1,603,780)
Swaps	12,398,225	—
Change in net unrealized appreciation (depreciation) of:
Investments	318,242,522	42,695,924
Swaps	(33,563,339)	(2,066,407)
Net realized and unrealized gain (loss)	372,879,903	39,025,737
Net increase (decrease) in net assets from operations	$642,724,692	$72,013,425

(1)	Includes 12b-1 distribution and service fees incurred on High Yield’s Class B Shares during the period. Class B Shares of High Yield converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

168	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	High Yield		Short Duration High Yield
	Six Months Ended 10/31/14	Year Ended 4/30/14	Six Months Ended 10/31/14	Year Ended 4/30/14
Operations
Net investment income (loss)	$269,844,789	$479,607,941	$32,987,688	$22,426,609
Net realized gain (loss) from:
Investments	75,802,495	(82,080,203)	(1,603,780)	(4,461,893)
Swaps	12,398,225	(101,389)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	318,242,522	(467,105,679)	42,695,924	17,669,633
Swaps	(33,563,339)	9,563,722	(2,066,407)	(959,702)
Net increase (decrease) in net assets from operations	642,724,692	(60,115,608)	72,013,425	34,674,647
Distributions to Shareholders
From net investment income:
Class A(1)	(90,058,991)	(165,809,454)	(7,514,813)	(6,857,941)
Class B	—	(731,671)	—	—
Class C(2)	(3,843,263)	(362,312)	(412,073)	(27,738)
Class C2(3)	(36,587,825)	(82,312,108)	(673,814)	(735,972)
Class I	(136,034,878)	(222,874,105)	(23,736,246)	(12,053,138)
Decrease in net assets from distributions to shareholders	(266,524,957)	(472,089,650)	(32,336,946)	(19,674,789)
Fund Share Transactions
Proceeds from sale of shares	3,109,086,362	4,425,347,741	1,366,387,077	1,323,869,619
Proceeds from shares issued to shareholders due to reinvestment of distributions	190,565,093	338,211,794	24,616,663	16,871,904
	3,299,651,455	4,763,559,535	1,391,003,740	1,340,741,523
Cost of shares redeemed	(1,916,629,207)	(5,196,363,232)	(364,696,297)	(287,282,906)
Net increase (decrease) in net assets from Fund share transactions	1,383,022,248	(432,803,697)	1,026,307,443	1,053,458,617
Net increase (decrease) in net assets	1,759,221,983	(965,008,955)	1,065,983,922	1,068,458,475
Net assets at the beginning of period	8,426,392,411	9,391,401,366	1,211,243,183	142,784,708
Net assets at the end of period	$10,185,614,394	$8,426,392,411	$2,277,227,105	$1,211,243,183
Undistributed (Over-distribution of) net investment income at the end of period	$14,483,848	$11,164,016	$3,363,649	$2,712,907

(1)	Includes distributions to shareholders of High Yield’s Class B Shares during the six months ended October 31, 2014. Class B Shares of High Yield converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	169

Financial

Highlights (Unaudited)

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
2015(h)	$16.45	$0.48	$0.68	$1.16	$(0.48)	$—	$(0.48)	$17.13
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(0.25)	(1.06)	—	(1.06)	14.22
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53
Class C (2/14)
2015(h)	16.43	0.39	0.70	1.09	(0.41)	—	(0.41)	17.11
2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(g)
2015(h)	16.43	0.46	0.66	1.12	(0.43)	—	(0.43)	17.12
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
2012	14.21	1.01	1.93	2.94	(0.99)	—	(0.99)	16.16
2011	15.51	0.99	(1.32)	(0.33)	(0.97)	—	(0.97)	14.21
2010	12.73	0.98	2.82	3.80	(1.02)	—	(1.02)	15.51
Class I (6/99)
2015(h)	16.45	0.49	0.69	1.18	(0.50)	—	(0.50)	17.13
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(0.21)	(1.09)	—	(1.09)	14.22
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52

170	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.12%	$3,277,488	0.83	%*	0.78	%*	5.69	%*	7%
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13
21.93	2,382,456	0.85		0.83		7.18		16
(1.78)	1,700,469	0.88		0.85		7.12		31
31.50	2,158,475	0.89		0.86		7.27		11

6.70	246,076	1.62	*	1.57	*	4.70	*	7
4.45	73,770	1.60	*	1.54	*	4.84	*	30

6.90	1,413,230	1.38	*	1.33	*	5.39	*	7
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16
(2.33)	1,059,268	1.43		1.40		6.59		31
30.73	1,166,535	1.44		1.41		6.71		11

7.22	5,248,821	0.63	*	0.58	*	5.80	*	7
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13
22.17	2,665,906	0.65		0.63		7.38		16
(1.52)	1,711,647	0.68		0.65		7.32		31
31.66	1,498,640	0.69		0.66		7.43		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2015(h)	0.04	%*
2014	0.05
2013	0.01
2012	0.01
2011	0.01
2010	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the sixth months ended October 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	171

Financial Highlights (Unaudited) (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
2015(h)	$9.89	$0.18	$0.23	$0.41	$(0.18)	$—	$(0.18)	$10.12
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(d)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
2015(h)	9.88	0.14	0.23	0.37	(0.14)	—	(0.14)	10.11
2014(f)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(g)
2015(h)	9.89	0.16	0.22	0.38	(0.15)	—	(0.15)	10.12
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(d)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
2015(h)	9.89	0.19	0.23	0.42	(0.19)	—	(0.19)	10.12
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(d)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

172	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.17%	$486,266	0.80	%*	3.61	%*	0.80	%*	3.61	%*	7%
1.06	354,642	0.86		3.80		0.82		3.84		28
1.72	66,924	1.35	*	1.76	*	0.82	*	2.30	*	0	**

3.77	48,901	1.60	*	2.73	*	1.60	*	2.73	*	7
2.35	11,279	1.62	*	3.29	*	1.62	*	3.29	*	28

3.89	43,485	1.35	*	3.10	*	1.35	*	3.10	*	7
0.50	43,627	1.41		3.32		1.37		3.37		28
1.63	4,844	2.20	*	1.07	*	1.37	*	1.90	*	0	**

4.27	1,698,575	0.60	*	3.80	*	0.60	*	3.80	*	7
1.24	801,695	0.66		4.07		0.62		4.12		28
1.75	71,017	1.43	*	1.49	*	0.62	*	2.30	*	0	**

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the sixth months ended October 31, 2014.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	173

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Municipal Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”) and Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure. Short Duration High Yield, under normal market conditions, will generally maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floaters that create effective leverage of up to 15% of the Fund’s total investment exposure.

174	Nuveen Investments

Each Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio. Short Duration may also use derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Short Duration’s use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, High Yield offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Fund were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield
Outstanding when-issued/delayed delivery purchase commitments	$272,033,225	$59,327,349

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for High Yield and $250,000 or more for Short Duration High Yield are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual

Nuveen Investments	175

Notes to Financial Statements (Unaudited) (continued)

12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially

176	Nuveen Investments

affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3***	Total
Long-Term Investments*:
Municipal Bonds	$—	$10,110,486,373	$9,582,838	$10,120,069,211
Common Stocks	130,902,648	—	—	130,902,648
Corporate Bonds	—	—	14,444	14,444
Short-Term Investments*:
Municipal Bonds	—	—	17,460,105	17,460,105
Investments in Derivatives:
Credit Default Swaps**	—	1,713,626	—	1,713,626
Interest Rate Swaps**	—	(19,651,776)	—	(19,651,776)
Total	$130,902,648	$10,092,548,223	$27,057,387	$10,250,508,258

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$2,245,259,877	$—	$2,245,259,877
Common Stocks	484,415	—	—	484,415
Short-Term Investments*:
Municipal Bonds	—	4,188,737	11,939,967	16,128,704
Investments in Derivatives:
Interest Rate Swaps**	—	(3,026,109)	—	(3,026,109)
Total	$484,415	$2,246,422,505	$11,939,967	$2,258,846,887
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	177

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2014, were as follows:

	High Yield	Short Duration High Yield
Average floating rate obligations outstanding	$177,895,234	$—
Average annual interest rate and fees	0.60%	—%

178	Nuveen Investments

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	High Yield	Short Duration High Yield
Floating rate obligations: self deposited inverse floaters	$184,117,000	$—
Floating rate obligations: externally-deposited inverse floaters	2,398,743,000	27,750,000
Total	$2,582,860,000	$27,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	High Yield	Short Duration High Yield
Maximum exposure to Recourse Trusts	$2,312,863,000	$27,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

Nuveen Investments	179

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the six months ended October 31, 2014, each Fund continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.

The average notional amount of interest rate swap contracts outstanding during the six months ended October 31, 2014, was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$250,166,667	$174,016,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended October 31, 2014, High Yield continued to manage credit risk by investing in credit default swap contracts, purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2014, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$15,551,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

180	Nuveen Investments

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC)	Unrealized appreciation on credit default swaps	$1,713,626	—	$—
Interest Rate	Swaps (OTC)	Unrealized appreciation on interest rate swaps	282,085	Unrealized depreciation on interest rate swaps	(16,483,242)
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts**	(3,450,619)	—	—
Total			$(1,454,908)		$(16,483,242)

Short Duration High Yield

Interest Rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps, net	$(3,026,109)
**	Value represents unrealized appreciation (depreciation) of swaps as reported on the Fund’s Portfolio of Investments and not the asset and liability derivative locations as described in the table above.

The following tables present the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Barclays Bank PLC	$—	$(6,690,887)	$—	$(6,690,887)	$6,690,887	$—	$—
	Citigroup Inc.	282,085	—	—	282,085	(282,085)	—	—
	JPMorgan	—	(9,792,355)	—	(9,792,355)	9,792,355	—	—
Total		$282,085	$(16,483,242)	$—	$(16,201,157)	$16,201,157	$—	$—
Short Duration High Yield
	Barclays Bank PLC	$—	$(1,048,689)	$—	$(1,048,689)	$—	$1,048,689	$—
	JPMorgan	—	(1,977,420)	—	(1,977,420)	—	1,977,420	—
Total		$—	$(3,026,109)	$—	$(3,026,109)	$—	$3,026,109	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Citigroup Inc.	$1,098,310	$—	$—	$1,098,310	$(1,098,310)	$—	$—
	Goldman Sachs	615,316	—	—	615,316	—	(615,316)	—
Total		$1,713,626	$—	$—	$1,713,626	$(1,098,310)	$(615,316)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities.

Nuveen Investments	181

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended October 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield
	Credit	Swaps	$718,098	$981,583
	Interest rate	Swaps	11,680,127	(34,544,922)
Total			$12,398,225	$(33,563,339)
Short Duration High Yield	Interest rate	Swaps	$—	$(2,066,407)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 10/31/14		Year Ended 4/30/14
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	53,949,967	$908,913,701	90,686,933	$1,437,062,169
Class A – automatic conversion of Class B Shares	501,002	8,416,047	35,366	565,170
Class B – exchanges	179	3,021	3,321	53,387
Class C	10,076,301	169,565,893	4,525,471	73,265,941
Class C2	424,210	7,149,500	13,117,464	208,059,803
Class I	119,670,729	2,015,038,200	170,620,639	2,706,341,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,440,966	75,085,574	8,596,954	136,302,597
Class B	1,986	33,371	39,417	623,914
Class C	179,035	3,029,544	16,909	276,518
Class C2	1,647,154	27,826,845	3,891,582	61,586,297
Class I	4,999,002	84,589,759	8,789,512	139,422,468
	195,890,531	3,299,651,455	300,323,568	4,763,559,535
Shares redeemed:
Class A	(51,026,933)	(859,217,195)	(97,555,508)	(1,549,705,349)
Class B	(86,241)	(1,436,925)	(701,559)	(11,203,392)
Class B – automatic conversion to Class A Shares	(501,300)	(8,416,047)	(35,406)	(565,170)
Class C	(366,288)	(6,185,828)	(53,040)	(861,675)
Class C2	(5,976,050)	(100,717,331)	(32,945,197)	(519,804,613)
Class I	(55,753,943)	(940,655,881)	(196,274,529)	(3,114,223,033)
	(113,710,755)	(1,916,629,207)	(327,565,239)	(5,196,363,232)
Net increase (decrease)	82,179,776	$1,383,022,248	(27,241,671)	$(432,803,697)

182	Nuveen Investments

	Six Months Ended 10/31/14		Year Ended 4/30/14
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,268,765	$293,191,582	41,159,647	$400,119,554
Class C	3,789,805	37,945,368	1,196,205	11,727,611
Class C2	196,118	1,962,292	4,754,674	45,951,275
Class I	103,153,619	1,033,287,835	89,158,306	866,071,179
Shares issued to shareholders due to reinvestment of distributions:
Class A	622,992	6,253,857	678,860	6,597,424
Class C	26,722	268,512	1,733	17,074
Class C2	48,204	484,005	60,780	589,914
Class I	1,751,711	17,610,289	994,898	9,667,492
	138,857,936	1,391,003,740	138,005,103	1,340,741,523
Shares redeemed:
Class A	(17,710,636)	(176,861,922)	(12,579,284)	(121,870,444)
Class C	(121,345)	(1,215,307)	(56,127)	(551,438)
Class C2	(359,941)	(3,616,963)	(882,223)	(8,505,208)
Class I	(18,189,897)	(183,002,105)	(16,098,537)	(156,355,816)
	(36,381,819)	(364,696,297)	(29,616,171)	(287,282,906)
Net increase (decrease)	102,476,117	$1,026,307,443	108,388,932	$1,053,458,617

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the six months ended October 31, 2014, were as follows:

	High Yield	Short Duration High Yield
Purchases	$2,225,045,099	$1,110,726,727
Sales and maturities	661,866,862	116,110,527

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield
Cost of investments	$9,428,015,006	$2,199,851,063
Gross unrealized:
Appreciation	1,053,071,430	64,417,406
Depreciation	(396,756,347)	(2,395,473)
Net unrealized appreciation (depreciation) of investments	$656,315,083	$62,021,933

Nuveen Investments	183

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to taxable market discount, paydowns and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2014, the Funds’ last tax year end, as follows:

	High Yield	Short Duration High Yield
Capital paid-in	$—	$—
Undistributed (Over-distribution of) net investment income	(3,485,876)	(18,637)
Accumulated net realized gain (loss)	3,485,876	18,637

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ last tax year end, were as follows:

	High Yield	Short Duration High Yield
Undistributed net tax-exempt income[1]	$7,737,494	$5,497,424
Undistributed net ordinary income[2]	4,373,421	34,289
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2014 through April 30, 2014, and paid on May 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	High Yield	Short Duration High Yield
Distributions from net tax-exempt income	$464,816,408	$16,522,431
Distributions from net ordinary income[2]	10,973,072	12,869
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield
Expiration:
April 30, 2015	$273,441	$—
April 30, 2016	25,595,622	—
April 30, 2017	277,191,907	—
April 30, 2018	755,760,482	—
April 30, 2019	36,220,059	—
Not subject to expiration	281,090,592	3,176,233
Total	$1,376,132,103	$3,176,233

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	High Yield	Short Duration High Yield
Post-October capital losses[3]	$11,575,681	$1,055,983
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through April 30, 2014 and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

184	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	High Yield Fund-Level Fee Rate	Short Duration High Yield Fund-Level Fee Rate
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For net assets over $2 billion	0.3250	0.3250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses of Short Duration High Yield through April 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.650% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield
Sales charges collected	$5,576,793	$1,317,672
Paid to financial intermediaries	4,978,644	1,287,760

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield
Commission advances	$3,393,623	$1,509,070

Nuveen Investments	185

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield
12b-1 fees retained	$1,181,397	$192,423

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2014, as follows:

	High Yield	Short Duration High Yield
CDSC retained	$118,278	$38,431

8. Borrowing Arrangements

Each Fund has entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

As of October 31, 2014, each Fund’s maximum commitment amount under its Borrowings was as follows:

	High Yield	Short Duration High Yield
Maximum commitment amount	$1,400,000,000	$200,000,000

Interest incurred on each Fund’s Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. Each Fund also accrues a 0.15% per annum commitment fee on the unused portion of its Borrowings.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of October 31, 2014, each Fund’s outstanding balance on its Borrowings was as follows:

	High Yield	Short Duration High Yield*
Outstanding balance on Borrowings	$55,000,000	$—
*	During the current fiscal period, the Fund did not utilize its Borrowings.

During the six months ended October 31, 2014, the average daily balance outstanding and interest rate on High Yield’s Borrowings were $58,684,211 and 1.35%, respectively.

High Yield

During the current fiscal period, High Yield increased the maximum commitment amount on its Borrowings from $1 billion to $1.4 billion. The Fund incurred one-time closing fees of 0.01% on the increase to the maximum commitment amount, which was expensed through the termination date of the Borrowings. On July 23, 2014, the Fund renewed the Borrowings with its custodian bank. The Fund incurred one-time closing fees of 0.10% on the maximum commitment amount, which will be expensed through the renewed termination date. In conjunction with this Borrowings renewal, the Fund’s per annum commitment fee on the unused portion of its Borrowings also increased from 0.12% to 0.15%.

Short Duration High Yield

Short Duration entered into its Borrowings on September 26, 2014. The Fund incurred one-time closing fees of 0.10% on the maximum commitment amount, which will be expensed through the termination date of the Borrowings.

186	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	187

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower.

188	Nuveen Investments

This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	189

Notes

190	Nuveen Investments

Notes

Nuveen Investments	191

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-HYM-1014D        4927-INV-B12/15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 8, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 8, 2015